1933 Act Registration No. 333-41249


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                          REGISTRATION STATEMENT UNDER THE
                                SECURITIES ACT OF 1933


[ ]      Pre-Effective                            [X] Post-Effective
         Amendment No.                                Amendment No. 1

                          EVERGREEN FIXED INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)


                                  Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                     (Address of Principal Executive Offices)

                          Rosemary D. Van Antwerp, Esq.
                      Keystone Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                     -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan  &   Worcester   LLP  1025
                          Connecticut Avenue, N.W.
                     Washington, D.C. 20036


         It is proposed that this filing will become effective:

[ ] immediately  upon filing pursuant to paragraph (b)
[ ] on ________  pursuant to paragraph  (b)
[X] 60 days after filing  pursuant to paragraph  (a)(1)
[ ] on ________  pursuant  to  paragraph  (a)(1)
[ ] 75 days after  filing  pursuant to paragraph (a)(2)
[ ] on ________ pursuant to paragraph (a)(2) of Rule 485

         Pursuant to Rule 414 under the Securities Act of 1933, by this amendment to Registration No. 333-41249 on Form N-14 of The Evergreen Lexicon Fund, a Massachusetts business trust, the Registrant hereby adopts the Registration Statement of such trust with respect to the Evergreen Intermediate-Term Government

Securities Fund series thereof under

the Securities Act of 1933.

                          EVERGREEN FIXED INCOME TRUST


                              CROSS REFERENCE SHEET

                 Pursuant to Rule 481(a) under the Securities Act of 1933


                                              Location in Prospectus/Proxy
Item of Part A of Form N-14                                           Statement

1.       Beginning of Registration            Cross Reference Sheet; Cover
         Statement and Outside                Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside                Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and              Comparison of Fees and
         Risk Factors                         Expenses; Summary; Comparison
                                              of Investment Objectives and
                                              Policies; Risks

4.       Information About the                Summary; Reasons for the
         Transaction                          Reorganization; Comparative
                                              Information on Shareholders'
                                              Rights; Exhibit A (Agreement
                                              and Plan of Reorganization)

5.       Information about the                Cover Page; Summary; Risks;
         Registrant                           Comparison of Investment
                                              Objectives and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

6.       Information about the                Cover Page; Summary; Risks;
         Company Being Acquired               Comparison of Investment
                                              Objective and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

7.       Voting Information
                                              Cover Page; Summary; Voting
                                              Information Concerning the
                                              Meeting

8.       Interest of Certain                  Financial Statements and
         Persons and Experts                  Experts; Legal Matters

9.       Additional Information               Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                           Cover Page

11.      Table of Contents                    Omitted


12.      Additional Information               Statement of Additional
         About the Registrant                 Information of
                                              Evergreen
                                              Intermediate-Term Government
                                              Securities Fund dated
                                              September 3, 1997, as amended

13.      Additional Information               Statement of Additional
         about the Company Being              Information of The Virtus
         Acquired                             Funds - The U.S. Government

                                              Securities Fund dated November
                                              30, 1997


14.      Financial Statements                 Financial Statements dated
                                              June 30, 1997 of Evergreen
                                              Intermediate-Term Government
                                              Securities Fund; Financial
                                              Statements of The
                                                    U.S. Government
                                              Securities Fund dated
                                              September 30, 1997; Pro Forma
                                              Financial Statements

Item of Part C of Form N-14                   Incorporated by Reference to
                                              Part A Caption - "Comparative
15.      Indemnification                      Information on Shareholders'
                                              Rights - Liability and
                                              Indemnification of Trustees"

16.      Exhibits                             Item 16.          Exhibits

17.      Undertakings                         Item 17.          Undertakings

                                THE VIRTUS FUNDS

                       THE U.S. GOVERNMENT SECURITIES FUND

                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779


January 5, 1998

Dear Shareholder,


As a result of the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation effective November 28, 1997, I am writing to shareholders of The U.S. Government Securities Fund (the "Fund"), to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes two proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of
Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Intermediate-Term Government Securities Fund in exchange for either Class A or Class Y shares of Evergreen Intermediate-Term Government Securities Fund and the assumption by Evergreen Intermediate-Term Government Securities Fund of certain liabilities of the Fund. You will receive shares of Evergreen Intermediate-Term Government Securities Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen Intermediate-Term Government Securities Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.


The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus Capital
Management, Inc.

Information relating to the Interim Investment Advisory Agreement is contained in the attached Prospectus/Proxy Statement.


The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.


I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,


 Edward C. Gonzales
 President
The Virtus Funds

                                THE VIRTUS FUNDS

                       THE U.S. GOVERNMENT SECURITIES FUND

                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 1998


         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of The U.S. Government Securities Fund, a series of The Virtus Funds (the "Fund"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on February 20, 1998 at 2:00 p.m. for the following purposes:

         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of the Fund by Evergreen Intermediate-Term Government Securities Fund, a series of Evergreen Fixed Income Trust, ("Evergreen Government") in exchange for shares of Evergreen Government and the assumption by Evergreen Government of certain identified liabilities of the Fund. The Plan also provides for distribution of such shares of Evergreen Government to shareholders of the Fund in liquidation and subsequent termination of the Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Fund.


         2. To consider and act upon the Interim Investment Advisory Agreement between the Fund and Virtus Capital Management, Inc.

         3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         The Trustees of The Virtus Funds on behalf of the Fund have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                        By Order of the Board of Trustees

                                                              John W. McGonigle
                                                              Secretary

January 5, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                     VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                   ABC Corp.
(2)  ABC Corp.                                   John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                          John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan               John Doe, Trustee
TRUST ACCOUNTS

(1)  ABC Trust                                   Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                        Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                        John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith,    Sr.                       John B. Smith, Jr., Executor

PROSPECTUS/PROXY STATEMENT DATED JANUARY 5, 1998

                            Acquisition of Assets of

                       THE U.S. GOVERNMENT SECURITIES FUND
                                   a series of
                                The Virtus Funds
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779

                        By and in Exchange for Shares of


             EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                                   a series of
                          Evergreen Fixed Income Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116


         This Prospectus/Proxy Statement is being furnished to shareholders of The U.S. Government Securities Fund ("Virtus Government") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Virtus Government for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts, 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Virtus Government to be acquired by Evergreen Intermediate-Term Government Securities Fund ("Evergreen Government") in exchange for shares of Evergreen Government and the assumption by Evergreen Government of certain identified liabilities of Virtus Government (hereinafter referred to as the "Reorganization"). Evergreen Government and Virtus Government are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen Government will be distributed to shareholders of Virtus Government in liquidation of Virtus Government and such Fund will be terminated. Holders of Investment shares of Virtus Government will receive Class A shares of Evergreen Government and holders of Trust shares of Virtus Government will receive Class Y shares of Evergreen Government. Each such class of shares of Evergreen Government has the same Rule 12b-1 distribution- related fees, if any, as the shares of the class of Virtus Government held by them prior to the Reorganization. No initial sales charge will be imposed in connection with Class A shares of Evergreen Government received by holders of Investment shares of Virtus Government. As a result of the proposed Reorganization, shareholders of Virtus Government will receive that number of full and fractional shares of Evergreen Government having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Virtus Government. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen Government is a separate series of Evergreen Fixed Income Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Evergreen Government is to seek to preserve principal value and maintain a high degree of liquidity while providing current income. The investment objective of Virtus Government is substantially identical -- to provide current income. Each Fund invests primarily in U.S. government securities.


         Shareholders of Virtus Government are also being asked to approve the Interim Investment Advisory Agreement with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus") (the "Interim Advisory Agreement"), with the same terms and fees as the previous advisory agreement between Virtus Government and Virtus. The Interim Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998).


         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Government that shareholders of Virtus Government should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 5, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen Government dated June 30, 1997 and of Virtus Government dated September 30, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Government at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.


         The two Prospectuses of Evergreen Government dated September 3, 1997, as amended, and its Annual Report for the fiscal year ended June 30, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Government only, and not to any other fund described therein. The Prospectuses, which pertain (i) to Class A, Class B and Class C shares and (ii) to Class Y shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the classes. Shareholders of Virtus Government will receive, with this Prospectus/Proxy Statement, copies of the Prospectus pertaining to the class of shares of Evergreen Government that they will receive as a result of the consummation of the Reorganization. Additional information about Evergreen Government is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Government at the address or telephone number listed in the preceding paragraph.

         The two Prospectuses of Virtus Government (which pertain (i) to Trust shares and (ii) to Investment shares) dated November 30, 1997, insofar as they relate to Virtus Government only, and not to any other funds described therein, are incorporated herein in their entirety by reference. Copies of the Prospectuses and related Statements of Additional Information dated the same date, are available upon request without charge by writing to Virtus Government at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.


         Included as Exhibits A and B to this Prospectus/Proxy Statement are a copy of the Plan and the Interim Advisory Agreement, respectively.


         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS


                                                                         Page


COMPARISON OF FEES AND EXPENSES.............................................6

SUMMARY  ..................................................................10
         Proposed Plan of Reorganization                               ....10
         Tax Consequences                                              ....12
         Investment Objectives and Policies of the Funds               ....12
         Comparative Performance Information for each Fund             ....13
         Management of the Funds                                       ....14
         Investment Advisers                                           ....14
         Administrators                                                ....15
         Portfolio Management                                          ....15
         Distribution of Shares                                        ....15
         Purchase and Redemption Procedures                            ....17
         Exchange Privileges                                           ....18
         Dividend Policy                                               ....18
         Risks                                                         ....19

REASONS FOR THE REORGANIZATION.............................................21
         Agreement and Plan of Reorganization                          ....23
         Federal Income Tax Consequences                               ....25
         Pro-forma Capitalization                                      ....27
         Shareholder Information                                       ....29

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...........................29


COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS............................31
         Forms of Organization                                         ....31
         Capitalization                                                ....31
         Shareholder Liability                                         ....32
         Shareholder Meetings and Voting Rights                        ....33
         Liquidation or Dissolution                                    ....
33
         Liability and Indemnification of Trustees                     ....34


INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT.......................35
         Introduction                                                  ....35
         Comparison of the Interim Advisory Agreement

             and the

Previous Advisory Agreement................................................36
         Information About Virtus Government's Investment

              Adviser                                                  .   37


ADDITIONAL INFORMATION.....................................................38

VOTING INFORMATION CONCERNING THE MEETING..................................39

FINANCIAL STATEMENTS AND EXPERTS...........................................41

LEGAL MATTERS..............................................................42

OTHER BUSINESS.............................................................42


APPENDIX A.................................................................43


EXHIBIT A

EXHIBIT B

EXHIBIT C

                         COMPARISON OF FEES AND EXPENSES

         The amounts for Class Y and Class A shares of Evergreen Government set forth in the following tables and in the examples are based on the expenses of Evergreen Government for the period ended June 30, 1997. The amounts for Trust and Investment shares of Virtus Government set forth in the following tables and in the examples are based on the expenses for Virtus Government for the fiscal year ended September 30, 1997. The pro forma amounts for Class Y and Class A shares of Evergreen Government are based on what the combined expenses would have been for Evergreen Government for the fiscal year ending June 30, 1997. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Evergreen Government, Virtus Government and Evergreen Government pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class Y, Class A, Trust and Investment shares of each Fund, as applicable.




                    Comparison of Class Y and Class A Shares
                     of Evergreen Government With Trust and
                     Investment Shares of Virtus Government


                                                            Evergreen                        Virtus Government
                                                            Government

                                               Class Y            Class A             Trust         Investment

Shareholder Transaction
Expenses


Maximum Sales Load                             None               3.25%               None           None
Imposed on Purchases
(as a percentage of
offering price)

Maximum Sales Load                             None               None                None           None
Imposed on Reinvested
Dividends (as a
percentage of offering
price)

Contingent Deferred                            None               None                None           2.00%
Sales Charge (as a                                                                                   within five
percentage of original                                                                               years of
purchase price or                                                                                    purchase
redemption proceeds,                                                                                 date and
whichever is lower)                                                                                  0.00%
                                                                                                     thereafter

Exchange Fee                                   None               None                None           None

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)

Management Fee (1)                             0.60%              0.60%               0.73%          0.73%

12b-1 Fees (2)                                 None               0.05%               None           0.25%

Other Expenses                                 0.21%              0.21%               0.27%          0.27%
                                               -----              -----               -----          -----


Annual Fund Operating                          0.81%              0.86%               1.00%          1.25%
                                               =====              =====               =====          =====
Expenses





                                        Evergreen Government Pro Forma


Shareholder Transaction Expenses
                                                                  Class Y                Class A

Maximum Sales Load Imposed on                                     None                   3.25%
Purchases (as a percentage of
offering price)

Maximum Sales Load Imposed on                                     None                   None
Reinvested Dividends (as a
percentage of offering price)

Contingent Deferred Sales Charge                                  None                   None
(as a percentage of original
purchase price or redemption
proceeds, whichever is lower)

Exchange Fee                                                      None                   None

Annual Fund Operating Expenses (as
a percentage of average daily net
assets)

Management Fee                                                    0.60%                  0.60%

12b-1 Fees(2)                                                     None                   0.05%

Other Expenses                                                    0.21%                  0.21%
                                                                  ---------              ----------

Annual Fund Operating Expenses
                                                                  0.81%                  0.86%
                                                                  ======                 =======

---------------
(1) The management fee for Virtus Government has been reduced from 0.75% to reflect the voluntary waiver by the investment adviser.

(2) Class A shares of Evergreen Government can pay up to 0.50% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.05% of average daily net assets.

         Examples. The following tables show for Evergreen Government and Virtus Government, and for Evergreen Government pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return and (ii) redemption at the end of such period and additionally, for Investment shares, no redemption at the end of each period. In the case of Evergreen Government pro forma, the examples do not reflect the imposition of the 3.25% maximum sales load on purchases since Virtus Government shareholders who receive Class A shares of Evergreen Government in the Reorganization or who purchase additional Class A shares subsequent to the Reorganization will not incur any sales load.


                              Evergreen Government

                                      One Year             Three                 Five                Ten Years
                                                           Years                 Years

Class Y                               $8                   $26                   $45                 $100

Class A                               $41                  $59                   $79                 $135


                                Virtus Government

                                                           Three                 Five
                                      One Year             Years                 Years               Ten Years

Trust                                 $10                  $32                   $55                 $122


Investment                            $33                  $60                       $69             $151
(Assuming
redemption at end
of period)


Investment                            $13                  $40                   $69                 $151
(Assuming no
redemption at end
of period)



                         Evergreen Government Pro Forma


                                                      Three                 Five
                              One Year                Years                 Years                Ten Years

Class Y                       $8                      $26                   $45                  $100

Class A                       $9                      $27                   $48                  $106



         The purpose of the foregoing examples is to assist Virtus Government shareholders in understanding the various costs and expenses that an investor in Evergreen Government as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Virtus Government. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, and, to the extent not inconsistent with such additional information, the Prospectuses of Evergreen Government dated September 3, 1997, as amended, and the Prospectuses of Virtus Government dated November 30, 1997, (which are incorporated herein by reference), the Plan and the Interim Advisory Agreement, the forms of which are attached to this Prospectus/Proxy Statement as Exhibits A and B, respectively.


Proposed Plan of Reorganization


         The Plan provides for the transfer of all of the assets of Virtus Government in exchange for shares of Evergreen Government and the assumption by Evergreen Government of certain identified liabilities of Virtus Government. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Government to Virtus Government shareholders in liquidation of Virtus Government as part of the Reorganization. As a result of the Reorganization, the holders of Investment and Trust shares of Virtus Government will become the owners of that number of full and fractional Class A and Class Y shares, respectively, of Evergreen Government having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Virtus Government, as of the close of business immediately prior to the date that Virtus Government's assets are exchanged for shares of Evergreen Government. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."


         The Trustees of The Virtus Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Virtus Government, and that the interests of the shareholders of Virtus Government will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Virtus Government's shareholders.

                    THE BOARD OF TRUSTEES OF THE VIRTUS FUNDS
            RECOMMENDS APPROVAL BY SHAREHOLDERS OF VIRTUS GOVERNMENT
                    OF THE PLAN EFFECTING THE REORGANIZATION.

         The  Trustees of Evergreen  Fixed  Income Trust have also  approved the
Plan   and,   accordingly,   Evergreen   Government's   participation   in   the
Reorganization.

         Approval of the Reorganization on the part of Virtus Government will require the affirmative vote of a majority of Virtus Government's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Virtus Government. Prior to consummation of the Merger, Virtus Government received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement is approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement has the same terms and fees as the previous investment advisory agreement between Virtus Government and Virtus. The Reorganization is scheduled to take place on or about February 27, 1998.


         Approval of the Interim Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Virtus Government present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Virtus Government outstanding on the record date are present, in person or by proxy, or
(ii) more than 50% of the outstanding shares of Virtus Government, whichever is less. See "Voting Information Concerning the Meeting."

         If the shareholders of Virtus Government do not vote to approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences


         Prior to or at the completion of the Reorganization, Virtus Government will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Government in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Government that are received by Virtus Government's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Virtus Government in the hands of Evergreen Government as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Government upon the receipt of the assets of the Fund in exchange for shares of Evergreen Government and the assumption by Evergreen Government of certain identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen Government and Virtus Government are substantially identical.

         The investment objective of Evergreen Government is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government, receipts evidencing separately traded principal and interest components of U.S. government obligations, obligations of supranational entities and repurchase agreements involving any such obligations. No more than 35% of the Fund's assets may be invested in receipts, obligations of supranational entities and repurchase agreements involving such securities.


     The investment objective of Virtus Government is to provide current income. The Fund pursues its investment objective by investing primarily in securities which are primary or direct obligations of the U.S. government, its agencies, or instrumentalities or which are guaranteed by the U.S. government, its agencies, or instrumentalities. See "Comparison of Investment Objectives and Policies" below.


Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. The following tables set forth the total return of the Class Y and Class A shares of Evergreen Government and of the Trust and Investment shares of Virtus Government for the one and five year periods ended September 30, 1997 and for the period from inception through September 30, 1997. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.


                         Average Annual Total Return (1)


                       1 Year                                    From
                       Ended                5 Years              Inception
                       September            Ended                To
                       30,                  September            September            Inception
                       1997                 30, 1997             30, 1997             Date
                       -------              -------              ---------            ---------

Evergreen
Government

Class A                3.38%                N/A                  4.93%                5/2/95
shares

Class Y                6.96%                5.01%                5.99%                1/3/91
shares

Virtus
Government

Trust                  7.16%                4.93%                7.27%                10/16/90
shares

Investment             4.75%                4.70%                7.10%                10/16/90
shares

--------------
(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

         Important information about Evergreen Government is also contained in management's discussion of Evergreen Government's performance, attached hereto as Exhibit C. This information also appears in Evergreen Government's most recent Annual Report.

Management of the Funds

         The overall management of Evergreen Government and of Virtus Government is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Fixed Income Trust and The Virtus Funds, respectively.

Investment Advisers


         The investment adviser to Evergreen Government is the Capital Management Group of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. The Capital Management Group of FUNB and its affiliates manage the Evergreen family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding FUNB and First Union, see "Management of the

Funds - Investment Advisers" in the Prospectuses of Evergreen
Government.


         FUNB manages investments and supervises the daily business affairs of Evergreen Government subject to the authority of the Trustees. FUNB is entitled to receive from the Fund an annual fee equal to 0.60% of the Fund's average daily net assets.


         Virtus serves as the investment adviser for Virtus Government. As investment adviser, Virtus continuously conducts investment research and supervision on behalf of the Fund and is responsible for the purchase and sale of portfolio securities. For its services as investment adviser, Virtus receives a fee at an annual rate of 0.75% of the Fund's average daily net assets.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrators


         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Government. As administrator, EIS provides facilities, equipment and personnel to Evergreen Government and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds advised by FUNB and its affiliates, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.

         Federated Administrative Services ("FAS") provides Virtus Government with certain administrative personnel and services including certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of the combined assets of the funds in the Blanchard/Virtus mutual fund family, 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.


Portfolio Management

         Robert Cheshire has been portfolio manager of Evergreen Government since its inception in 1991. Mr. Cheshire is a Vice President of FUNB and was formerly a Vice President in the Institutional Asset Management Group of First Fidelity, N.A.

Distribution of Shares

         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Government's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Government offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements. (See "Distribution- Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


         In the proposed Reorganization, shareholders of Virtus Government who own Trust shares will receive Class Y shares of Evergreen Government, and shareholders of Virtus Government who own Investment shares will receive Class A shares of Evergreen Government. The Class Y and Class A shares of Evergreen Government have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the Trust and Investment shares of Virtus Government. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Government shares acquired by shareholders of Virtus Government pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge ("CDSC") as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class Y and Class A shares of Evergreen Government which will be received by Virtus Government shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen Government Prospectuses and the Virtus Government Prospectuses and in each Fund's respective Statements of Additional Information.

         Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related fees. Class Y shares are only available to (i) all shareholders of record in one or more of the Evergreen family of funds for which Evergreen Asset Management Corp. ("Evergreen Asset") serves as investment adviser as of December 30, 1994,
(ii) certain institutional investors and (iii) investment advisory clients of FUNB, Evergreen Asset or their affiliates. Virtus Government shareholders who receive Evergreen Government Class Y shares in the Reorganization who wish to make subsequent purchases of Evergreen Government shares will be able to purchase Class Y shares.


         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the applicable Prospectus for Evergreen Government. Holders of Investment shares of Virtus Government who receive Class A shares of Evergreen Government in the Reorganization will be able to purchase additional Class A shares of Evergreen Government and of any other Evergreen fund at net asset value. No initial sales charge will be imposed.

         Additional  information regarding the classes of shares of each Fund is
included  in  its   respective   Prospectuses   and   Statements  of  Additional
Information.

         Distribution-Related Expenses. Evergreen Government has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.50% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.05% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Virtus Government has adopted a Rule 12b-1 plan with respect to its Investment shares under which the Class may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class. Virtus Government has not adopted a Rule 12b-1 plan with respect to its Trust shares.


         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectuses and Statements of Additional Information.


Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000
($10,000 for Trust shares of Virtus Government). Except for the minimum investment requirement of $100 for Investment shares of Virtus Government, there is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value (less any applicable CDSC in the case of Virtus Government) as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Virtus Government currently permits holders of Investment shares to exchange such shares for Investment shares of other funds managed by Virtus. Exchanges of Trust shares are not permitted. Holders of shares of a class of Evergreen Government generally may exchange their shares for shares of the same class of any other Evergreen fund. Virtus Government shareholders will be receiving Class Y and Class A shares of Evergreen Government in the Reorganization and, accordingly, with respect to shares of Evergreen Government received by Virtus Government shareholders in the Reorganization, the exchange privilege is limited to the Class Y and Class A shares, as applicable, of other Evergreen funds. Evergreen Government limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectuses and Statements of Additional Information.

Dividend Policy

         Each Fund declares dividends daily and distributes its income dividends monthly. Distributions of any net realized gains of a Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Virtus Government who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Government reinvested in shares of Evergreen Government. Shareholders of Virtus Government who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Government in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Government.

         Each of Evergreen Government and Virtus Government has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each
Fund anticipates meeting such distribution requirements.

Risks

         Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies."

         Bond prices move inversely to interest rates, i.e., as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds which will vary with interest rates. In addition, certain of the obligations in which each Fund may invest may be variable or floating rate instruments, which may involve a conditional or unconditional demand feature, and may include variable amount master demand notes. While these types of instruments may, to a certain degree, offset the risk to principal associated with rising interest rates, they would not be expected to appreciate in a falling interest rate environment.


     At June 30, 1997, the dollar-weighted average maturity of Evergreen Government's portfolio securities was 3.88 years and the dollar-weighted average maturity of Virtus Government's portfolio securities was 4.79 years. Prices of longer-term bonds tend to be more volatile in periods of changes in interest rates than prices of shorter-term securities.



         Zero-Coupon and Stripped Securities. Evergreen Government, unlike Virtus Government, may invest in zero-coupon and stripped securities. Zero-coupon securities in which the Funds may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.


         Risk Characteristics of Asset-Backed Securities. Evergreen Government, unlike Virtus Government, may invest in asset-backed securities. Asset-backed securities are created by the grouping of certain governmental, government-related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.


         Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities and mortgage backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.


         Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund which would be taxed as ordinary income when distributed to the shareholders. The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

                         REASONS FOR THE REORGANIZATION

         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet, which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Virtus Government by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.


         At a meeting held on September 16, 1997, the Board of Trustees of The Virtus Funds considered and approved the Reorganization as in the best interests of shareholders of Virtus

Government and determined that the interests of existing shareholders of Virtus Government will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement with respect to Virtus Government.

         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise The Virtus Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of The Virtus Funds and Virtus with respect to the Fund. The Virtus Funds have received an order from the SEC which permits Virtus to continue to act as Virtus Government's investment adviser, without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.

         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen Government and Virtus Government. Specifically, Evergreen Government and Virtus Government have substantially similar investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Virtus Government with Evergreen Government. As of September 30, 1997, Evergreen Government's net assets were approximately $73 million and Virtus Government's net assets were approximately $157 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that Virtus Government continue its existence and be separately managed by FUNB or one of its affiliates, Virtus Government would be offered through common distribution channels with the similar Evergreen Government. Virtus Government would also have to bear the cost of maintaining its separate existence. Signet and FUNB believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and FUNB believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of The Virtus Funds met and considered the recommendation of Signet and FUNB, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Evergreen Government and Virtus Government; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of FUNB;
(vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Virtus Government in connection with the Reorganization; (x) the fact that Evergreen Government will assume certain identified liabilities of Virtus Government; and (xi) the expected federal income tax consequences of the Reorganization.

         The Trustees also considered the benefits to be derived by shareholders of Virtus Government from the sale of its assets to Evergreen Government. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Virtus Government.

         In addition, the Trustees considered that there are alternatives available to shareholders of Virtus Government, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Fixed Income Trust also concluded at a meeting on September 16, 1997 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Government and that the interests of the shareholders of Evergreen Government would not be diluted as a result of the transactions contemplated by the Reorganization.

                   THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND
               THAT THE SHAREHOLDERS OF VIRTUS GOVERNMENT APPROVE
                          THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen Government will acquire all of the assets of Virtus Government in exchange for shares of Evergreen Government and the assumption by Evergreen Government of certain identified liabilities of Virtus Government on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Virtus Government will endeavor to discharge all of its known liabilities and obligations. Evergreen Government will not assume any liabilities or obligations of Virtus Government other than those reflected in an unaudited statement of assets and liabilities of Virtus Government prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen Government to be received by the shareholders of Virtus Government will be determined by multiplying the respective outstanding class of shares of Virtus Government by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Virtus Government by the net asset value per share of the respective class of shares of Evergreen Government. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen Government, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of Evergreen Government, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Virtus Government will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Virtus Government will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Government received by Virtus Government. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Evergreen Government's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Government due to the Fund's shareholders. All issued and outstanding shares of Virtus Government, including those represented by certificates, will be canceled. The shares of Evergreen Government to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Virtus Government will be terminated. In connection with such termination, The Virtus Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Virtus Government's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Virtus Government's shareholders, the Plan may be terminated (a) by the mutual agreement of Virtus Government and Evergreen Government; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Virtus Government in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Virtus Government or its shareholders. There are not any liabilities or any expected reimbursements in connection with the 12b-1 Plan of Virtus Government. As a result, no 12b-1 liabilities will be assumed by Evergreen Government following the Reorganization.

         If the Reorganization is not approved by shareholders of Virtus Government, the Board of Trustees of The Virtus Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences


         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Virtus Government will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:


         (1) The transfer of all of the assets of Virtus Government solely in exchange for shares of Evergreen Government and the assumption by Evergreen Government of certain identified liabilities, followed by the distribution of Evergreen Government's shares by Virtus Government in dissolution and liquidation of Virtus Government, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and Evergreen Government and Virtus Government will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Virtus Government on the transfer of all of its assets to Evergreen Government solely in exchange for Evergreen Government's shares and the assumption by Evergreen Government of certain identified liabilities of Virtus Government or upon the distribution of Evergreen Government's shares to Virtus Government's shareholders in exchange for their shares of Virtus Government;

         (3) The tax basis of the assets transferred will be the same to Evergreen Government as the tax basis of such assets to Virtus Government immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Government will include the period during which the assets were held by Virtus Government;


         (4) No gain or loss will be recognized by Evergreen Government upon the receipt of the assets from Virtus Government solely in exchange for the shares of Evergreen Government and the assumption by Evergreen Government of certain identified liabilities of Virtus Government;

         (5) No gain or loss will be recognized by Virtus Government's shareholders upon the issuance of the shares of Evergreen Government to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Virtus Government; and

         (6) The aggregate tax basis of the shares of Evergreen Government, including any fractional shares, received by each of the shareholders of Virtus Government pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Virtus Government held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Government, including fractional shares, received by each such shareholder will include the period during which the shares of Virtus Government exchanged therefor were held by such shareholder (provided that the shares of Virtus Government were held as a capital asset on the date of the Reorganization).


         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Virtus Government would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Government shares he or she received. Shareholders of Virtus Government should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Government. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Virtus Government should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

     Capital loss carryforwards of Virtus Government will be available to Evergreen Government to offset capital gains recognized after the Reorganization, subject to limitations imposed by the Code. These limitations provide generally that the amount of loss carryforward which may be used in any year following the closing is an amount equal to the value of all of the outstanding stock of Virtus Government immediately prior to the Reorganization, multiplied by a long-term tax-exempt bond rate determined monthly by the Internal Revenue Service. The rate for December, 1997 was 5.27%. A capital loss carryforward may generally be used without any limit to offset gains recognized on sale of assets transferred by Virtus Government to Evergreen Government pursuant to the Reorganization, to the extent of the excess of the value of any such asset on the closing date of the Reorganization over its tax basis.



Pro-forma Capitalization

         The following table sets forth the capitalizations of Evergreen Government and Virtus Government as of September 30, 1997, and the capitalization of Evergreen Government on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.98 and 0.98 Class Y and Class A shares, respectively, of Evergreen Government issued for each Trust and Investment share, respectively, of Virtus Government.




                      Capitalization of Virtus Government,
                       Evergreen Government and Evergreen
                             Government (Pro Forma)


                                                                                             Evergreen
                                                                                             Government
                                                                                             (After
                                       Virtus                     Evergreen                  Reorgani-
                                       Government                 Government                 zation)
                                       ----------                 ----------                 ----------

Net Assets
   Trust..........................     $52,177,289                N/A                        N/A
   Investment.....................     $105,247,791               N/A                        N/A
   Class A........................     N/A                        $588,578                   $105,836,369
   Class B........................     N/A                        $605,369                   $605,369
   Class C........................     N/A                        $121,323                   $121,323
   Class Y........................     N/A                        $71,670,053                $123,847,342
                                       ------------               -----------                ------------
Total Net Assets .                     $157,425,080               $72,985,323                $230,410,403
Net Asset Value Per
Share
   Trust..........................     $9.95                      N/A                        N/A
   Investment.....................     $9.95                      N/A                        N/A
   Class A........................     N/A                        $10.12                     $10.12
   Class B........................     N/A                        $10.12                     $10.12
   Class C........................     N/A                        $10.12                     $10.12
   Class Y........................     N/A                        $10.12                     $10.12
Shares Outstanding
   Trust..........................     5,246,259                  N/A                        N/A
   Investment.....................     10,582,280                 N/A                        N/A
   Class A........................     N/A                        58,180                     10,462,694
   Class B........................     N/A                        59,846                     59,846
   Class C........................     N/A                        11,994                     11,994
   Class Y........................     N/A                        7,084,254                  12,242,384
                                       -----------                ---------                  ----------
   All Classes....................     15,828,539                 7,214,274                  22,776,918

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of December 26, 1997 (the "Record  Date"),  the following  number of
each  Class  of  shares  of  beneficial   interest  of  Virtus  Government  were
outstanding:


Class of Shares
---------------


Trust..........................................            5,135,268
Investment.....................................           10,046,409
                                                          ----------
All Classes....................................           15,181,677

         As of November 30, 1997, the officers and Trustees of The Virtus Funds beneficially owned as a group less than 1% of the outstanding shares of Virtus Government. To Virtus Government's knowledge, the following persons owned beneficially or of record more than 5% of Virtus Government's total outstanding shares as of November 30, 1997:



                                                                             Percentage             Percentage of
                                                                             of Shares              Shares of
                                                                             of Class               Class After
                                                                             Before                 Reorgani-
                                                      No. of                 Reorgani-              zation
Name and Address                   Class              Shares                 zation                 ---------
----------------                   -----              ------                 ---------


                                   Trust              5,194,305              99.99%                 42.80% Class Y




Bova & Co.
Signet Trust
Company
P.O. Box 26311
Richmond, VA
23260-6311




                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. The investment objective, policies and restrictions of Evergreen Government can be found in the Prospectuses of Evergreen Government under the caption "Investment Objectives and Policies." Evergreen

Government's Prospectuses also offer additional funds advised by FUNB or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objective, policies and restrictions of Virtus Government can be found in the respective Prospectuses of the Fund under the caption "Investment Objective and Policies of each Fund." Unlike the investment objective of Virtus Government, which is fundamental, the investment objective of Evergreen Government is non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective of Evergreen Government is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government, receipts evidencing separately traded principal and interest components of U.S. government obligations, obligations of supranational entities and repurchase agreements involving any such obligations. No more than 35% of the Fund's assets may be invested in receipts or obligations of supranational entities and repurchase agreements involving such securities. The Fund will maintain an average weighted maturity of approximately three to ten years, although under normal conditions the average weighted maturity will be maintained at three to six years.


     The investment objective of Virtus Government is to provide current income. Virtus Government pursues its investment objective by investing at least 65% of the value of its total assets in securities which are primary or direct obligations of the U.S. government or its instrumentalities or which are guaranteed by the U.S. government, its agencies, or instrumentalities. U.S. government securities in which the Fund invests include U.S. Treasury bills, notes and bonds, and notes, bonds and discount notes of U.S. government agencies or instrumentalities including the FHLMC, FNMA and GNMA. The investment policies of Virtus Government do not set forth any restrictions on the maturities of the U.S. obligations the Fund may purchase. Since inception, Virtus Government has maintained a dollar-weighted average maturity of one to five years.

         Neither Evergreen Government nor Virtus Government engages in options and futures transactions.


         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectuses and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectuses and Statements of Additional Information of each Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization


         Evergreen Fixed Income Trust and The Virtus Funds are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Fixed Income Trust is organized as a Delaware business trust, and The Virtus Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law. Evergreen Government is a series of Evergreen Fixed Income Trust, and Virtus Government is a series of The Virtus Funds.

         As set forth in the Supplement to Evergreen Government's Prospectuses, effective December 22, 1997, Evergreen Intermediate-Term Government Securities Fund, a series of The Evergreen Lexicon Fund, a Massachusetts business trust, was reorganized (the "Delaware Reorganization") into a corresponding series (Evergreen Government) of Evergreen Fixed Income Trust. In connection with the Delaware Reorganization, the Fund's investment objectives were reclassified from "fundamental" to "non-fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and the Fund eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions.


Capitalization

         The beneficial interests in Evergreen Government are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Virtus Government are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Virtus Government was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust of The Virtus Funds provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the Trust itself is unable to meet its obligations.


         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Fixed Income Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of Evergreen Fixed Income Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Fixed Income Trust is remote.


Shareholder Meetings and Voting Rights

         Neither Evergreen Fixed Income Trust on behalf of Evergreen Government nor The Virtus Funds on behalf of Virtus Government is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Fixed Income Trust or The Virtus Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, with respect to Evergreen Government, twenty-five percent (25%) of the outstanding shares entitled to vote, and with respect to Virtus Government, a majority of the outstanding shares entitled to vote constitutes a quorum for consideration of such matter. For Evergreen Government and for Virtus Government, a majority of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).


         Under the Declaration of Trust of Evergreen Fixed Income Trust, each share of Evergreen Government will be entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Virtus Government, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of The Virtus Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund with a lower net asset value will purchase more shares, and under the Virtus Government's' voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Declaration of Trust of Evergreen Fixed Income Trust, voting power is related to the dollar value of the shareholders' investment rather than to the number of shares held.


Liquidation or Dissolution

         In the event of the liquidation of Evergreen Government and Virtus Government, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of The Virtus Funds provides that a Trustee shall be liable only for his own willful defaults, and that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The By-Laws of The Virtus Funds provide that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.

              INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of The Virtus Funds recommends that shareholders of Virtus Government approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim
Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Virtus Government, as well as the services to be provided by Virtus pursuant thereto, is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.


         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management (adviser to the Fund since 1990), is an indirect wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Contract dated March 1, 1995, as amended on October 21, 1996. As used herein, the Investment Advisory Agreement, as amended, for Virtus Government is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of The Virtus Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Virtus Government.


         The Trustees have authorized The Virtus Funds, on behalf of Virtus Government, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for Virtus Government is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Virtus Government's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on February 24, 1997.


Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus manages Virtus Government and continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio securities.

         FAS currently  acts as  administrator  of Virtus  Government.  FAS will continue during the term of the Interim Advisory Agreement as Virtus Government's administrator for the same compensation as currently received . An affiliate of FAS currently performs transfer agency services for Virtus Government's shareholders. Commencing February 9, 1998 Evergreen Service Company will provide such transfer agency services for the same fees charged by Virtus Government's current transfer agent.

See "Summary - Administrators."

         Fees and Expenses. The investment advisory fees and expense limitations for Virtus Government under the Previous Advisory
Agreement and the Interim Advisory Agreement are identical.  See
"Summary - Investment Advisers."

         Expense Reimbursement. The Previous Advisory Agreement included a provision which provides that Virtus may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as Virtus may, by notice to The Virtus Funds, voluntarily declare to be effective. Furthermore, Virtus may, if it deems appropriate, assume expenses of the Fund or class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to The Virtus Funds, voluntarily declare to be effective.

         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, The Virtus Funds was required to pay or cause to be paid on behalf of the Fund or each class, all of the Fund's or classes' expenses and the Fund's or classes' allocable share of The Virtus Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to The Virtus Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

     Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Virtus Government (as defined in the 1940 Act) or by a vote of a majority of The Virtus Funds' entire Board of Trustees on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to The Virtus Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The

Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information About Virtus Government's Investment Adviser


         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus is set forth in Appendix A to this Prospectus/Proxy Statement.

     During the fiscal years ended September 30, 1997, 1996 and 1995, Virtus received from Virtus Government management fees of $1,325,841, $1,612,364 and $1,581,364, respectively, of which $37,709, $276,121 and $589,885, respectively, were voluntarily waived. Virtus is currently waiving a portion of its management fee. See "Comparison of Fees and Expenses." Signet acts as custodian for Virtus Government and received $46,191 for the fiscal year ended September 30, 1997. Commencing on or about January 20, 1998, FUNB will act as Virtus Government's custodian during the term of the Interim Advisory Agreement.


         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

                   THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND
                   THAT THE SHAREHOLDERS OF VIRTUS GOVERNMENT
                     APPROVE THE INTERIM ADVISORY AGREEMENT

                             ADDITIONAL INFORMATION


         Evergreen Government. Information concerning the operation and management of Evergreen Government is incorporated herein by reference from the Prospectuses dated September 3, 1997, as amended, copies of which are enclosed, and Statement of Additional Information dated September 3, 1997, as amended. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Government at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


         Virtus Government. Information about the Fund is included in its current Prospectuses dated November 30, 1997 and in the Statements of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statements of Additional Information are available upon request and without charge by writing to Virtus Government at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Evergreen Government and Virtus Government are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                    VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of The Virtus Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Virtus Government on or about January 5, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non- votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The Virtus Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby and FOR approval of the Interim Advisory Agreement.


         Approval of the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less, with all classes voting together as one class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or Signet, their affiliates or other representatives of Virtus Government (who will not be paid for their soliciting activities). Shareholder Communications Corporation has been engaged by Virtus Government to assist in soliciting proxies.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of The
Virtus Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Government which they receive in the transaction at their then-current net asset value. Shares of Virtus Government may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Virtus Government may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         Virtus Government does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The Virtus Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen Government are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Virtus Government whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Evergreen Government as of June 30, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The financial statements and financial highlights of Virtus Government incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of The Virtus Funds for the year ended September 30, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Government will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

         The Trustees of The Virtus Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT.


January 5, 1998

                                   APPENDIX A


         The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:

OFFICERS:



Name                                     Address
----                                     -------
David C. Francis, Chief                  First Union National Bank
Investment Officer                       201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Tanya Orr Bird, Vice                     Virtus Capital Management, Inc.
President                                707 East Main Street

                                         Suite 1300
                                         Richmond, Virginia 23219

               Josie                     Virtus Capital Management, Inc.
Clemons Rosson, Vice                     707 East Main Street
President, Assistant                     Suite 1300
Secretary                                Richmond, Virginia  23219
                                         First Union National Bank
           L.                            201 South College
Robert Cheshire, Vice                    Street
President



                                         Charlotte, North Carolina 28288-
                                         1195
John                                     First Union National Bank
 E. Gray,                                201 South College
Vice President                           Street
                                          Charlotte, North
                                         Carolina 28288-1195
Dillon S. Harris, Jr., Vice              First Union National Bank
President



                                          201 South College
                                          Street
                                          Charlotte, North
                                          Carolina 28288-1195

Name                                     Address
----                                     -------
J. Kellie Allen, Vice                    First Union National Bank
President                                201
                                         South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Ethel B. Sutton, Vice                    Evergreen Asset Management Corp.
President                                2500 Westchester Avenue
                                         Purchase, New York 10577


DIRECTORS:



Name                                     Address
----                                     -------
David C. Francis                         First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Donald A. McMullen                       First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
William M. Ennis                         First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Barbara J. Colvin                        First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
William D. Munn                          First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-1195

                                                                  EXHIBIT A




                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Intermediate Term Government Securities Fund series (the "Acquiring Fund"), and The Virtus Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 ("Virtus Funds"), with respect to its The U.S. Government Securities Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Virtus Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The

Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Investment shares and Trust shares of the Selling Fund will receive Class A and Class Y shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Signet Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Virtus Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Virtus Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date except for liabilities, if any, to be discharged or reflected on the Statement of Assets and Liabilities as provided in paragraph
1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at June 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Evergreen Intermediate-Term Government Securities Fund (the "Predecessor Fund"), a series of The Evergreen Lexicon Fund, a Massachusetts business trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in
Section 4.2.1 with respect to the

Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Virtus Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.


         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by Virtus Funds' President and Treasurer.


         5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund

Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. AS promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or
administrative   proceeding  or   investigation   of  or  before  any  court  or
governmental body is presently pending or threatened as to the

Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Virtus Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.


         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Virtus Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Virtus Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Virtus Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," and the description of voting requirements applicable to approval of the Interim Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

                  7.3.2 The Acquiring Fund shall have received on the Closing Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of Virtus Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).

         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement, on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.


         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         7.4 The merger between First Union Corporation and Signet Banking corporation shall be completed prior to the Closing Date.


                                  ARTICLE VIII

             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Virtus Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section

368(a)(1)(D) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and

Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.


                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union

National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Virtus Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                   AMENDMENTS


         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Virtus Funds or the Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Virtus Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Virtus Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Virtus Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Virtus Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                            EVERGREEN    FIXED
                                            INCOME   TRUST  ON
                                            BEHALF          OF
                                            EVERGREEN
                                            INTERMEDIATE  TERM
                                            GOVERNMENT
                                            SECURITIES    FUND
                                            By:

                                            Name:

                                            Title:



                                            THE VIRTUS FUNDS
                                            ON BEHALF OF THE U.S.
                                            GOVERNMENT SECURITIES FUND
                                            By:

                                            Name:

                                            Title:

                                                                   EXHIBIT B

                                THE VIRTUS FUNDS

                      INTERIM INVESTMENT ADVISORY AGREEMENT


         This Agreement is made between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Adviser"), and The Virtus Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

         WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust, which may be offered in one or more classes of shares ("Classes"), on whose behalf the Trust executes an exhibit to this Agreement, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Adviser, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

         3. The Trust shall pay or cause to be paid on behalf of each Fund or Class, all of the Fund's or Classes' expenses and the Fund's or Classes' allocable share of Trust expenses.

         4. The Trust, on behalf of each of the Funds shall pay to Adviser for all services rendered to such Fund by Adviser hereunder the fees set forth in the exhibits attached hereto.

         5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.

Furthermore, the Adviser may, if it deems appropriate, assume expenses of one or more Fund or Class to the extent that any Fund's or Classes' expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.

         6. This Agreement shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Agreement shall remain in effect for each Fund until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization to be dated as of November 26, 1997 with respect to each Fund or for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Fund.

         7. Notwithstanding any provision in this Agreement, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

         8. This Agreement may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

         9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         10. This Agreement may be amended at any time by agreement of the parties provided that the amendment shall be approved both by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Agreement of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

         12. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         13. This Agreement will become binding on the parties hereto upon their execution of the attached exhibits to this Agreement.

                                    EXHIBIT A

                       THE U.S. GOVERNMENT SECURITIES FUND
                        THE VIRGINIA MUNICIPAL BOND FUND
                        THE MARYLAND MUNICIPAL BOND FUND
                         THE TREASURY MONEY MARKET FUND
                              THE MONEY MARKET FUND
                         THE TAX-FREE MONEY MARKET FUND
                             THE STYLE MANAGER FUND
                        THE STYLE MANAGER: LARGE CAP FUND


Name of Fund                                         Percentage of Net Assets
------------                                         ------------------------
The Treasury Money Market Fund                                   .50 of 1%
The Money Market Fund                                            .50 of 1%
The Tax-Free Money Market Fund                                   .50 of 1%
The U.S. Government Securities Fund                              .75 of 1%
The Virginia Municipal Bond Fund                                 .75 of 1%
The Maryland Municipal Bond Fund                                 .75 of 1%
The Style Manager: Large Cap Fund                                .75 of 1%
The Style Manager Fund                                          1.25 of 1%

         For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to the following percentage (the "applicable percentage") of the average daily net assets of each Fund.

         The fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         Witness the due execution hereof this 28th day of November, 1997.

Attest:                                  VIRTUS CAPITAL MANAGEMENT, INC.

                                         By:
Assistant Secretary                          President


Attest:                                  THE VIRTUS FUNDS

                                         By:
Assistant Secretary                          Vice President
C. Grant Anderson

                                                                 EXHIBIT C

                                    EVERGREEN
 (logo and photo of George Washington)
                 INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR PERFORMANCE    CLASS A        CLASS B     CLASS C      CLASS Y
One year with sales
  charge                  2.55  %      0.03  %      4.03  %      6.08  %
One year w/o sales
  charge                  6.00  %      5.03  %      5.03  %      6.08  %
One year dividends per
  share                  55.4(cents)  46.3(cents)  46.3(cents)  56.2  (cents)
30-day SEC Yield
  (as of 6/30/97)         5.25  %      4.44  %      4.17  %      5.49  %


AVERAGE ANNUAL
RETURNS**               CLASS A  CLASS B  CLASS C  CLASS Y
Three years               N/A      N/A      N/A     6.19  %
Five years                N/A      N/A      N/A     5.38  %
Since Inception*         4.38  % -0.66  %  4.85  %  5.82  %

CUMULATIVE RETURNS**    CLASS A  CLASS B  CLASS C  CLASS Y
Three years               N/A      N/A      N/A    19.76  %
Five years                N/A      N/A      N/A    29.94  %
Since Inception*         9.74  % -0.92  %  5.97  % 37.82  %

 * CLASS A BEGAN 5/2/95; CLASS B BEGAN 2/9/96; CLASS C BEGAN 4/10/96; CLASS Y BEGAN 11/1/91
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)    $72.9 million
Average Credit Quality            AAA
Average Maturity                  3.88 years
Duration                          2.93 years

PORTFOLIO COMPOSITION                                              JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See tables below for plot points.)

U.S. Treasuries            71%
Mortgage-backed securities 18%
U.S. Govt. Agencies        10%
Short-term securities       1%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Intermediate-Term Government Securities Fund seeks to maximize total return and preserve principal while providing current income.

STRATEGY
The Fund invests primarily in securities issued by the U.S. Government and its agencies. These securities typically have an average maturity of three to six years, with a maximum maturity of ten years. The Fund seeks its objective over full interest rate cycles, which typically last three to five years.

PORTFOLIO MANAGER

(photo of L.      L. Robert Cheshire, a Vice President and Senior Portfolio
Robert Cheshire)  Manager of First Union Capital Management Group, is Portfolio
                  Manager of Evergreen Intermediate-Term Government Securities
                  Fund. Mr. Cheshire also is in charge of the Newark Taxable
                  Fixed Income Unit of First Union. Prior to joining First
                  Union, Mr. Cheshire was a Vice President at Shearson Lehman
                  Hutton for 11 years in the Asset Management and Institutional
                  Government Securities Division. He was also a Vice President of Government Securities for Charles E. Quincey and an
                  Assistant Vice President in the Municipal Securities
                  Department with Bankers Trust Co. in New York. Mr. Cheshire is a graduate of Rutgers University and holds an M.B.A. from Fairleigh Dickinson University.

                                    EVERGREEN                     (logo and
                  INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND     photo of
                                                              George Washington)
                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholders:
We are pleased to report on Evergreen Intermediate-Term Government Securities Fund for the 12-month fiscal year that ended on June 30, 1997.

PERFORMANCE
During the year, the Fund delivered satisfactory returns, consistent with its objective to seek total return while preserving principal. For the first nine months of the fiscal year, as interest rates rose, the Fund's slightly long duration caused some underperformance against industry benchmarks. However, the Fund outperformed its benchmark during the final three months of the year as interest rates fell.

ENVIRONMENT

During the 12-month fiscal period, the U.S. economy experienced a pattern best described as a series of "mini-cycles," with bonds trading within a relatively narrow range of interest rates. Economic growth surged during the fourth quarter of 1996 into the first quarter of 1997, subsequently causing concern over inflationary pressure. Against this backdrop, bond market participants reviewed each new economic report for any signs of inflation that could prompt the Federal Reserve Board to increase interest rates. These market concerns resulted in rising interest rates throughout the first quarter of 1997, culminating in the March 25 decision by the Federal Reserve Board to raise the Federal Funds rate by 0.25%. Conversely, investors' fears of inflation receded during the second quarter of 1997 amid reports of slowing economic growth. As a result, interest rates fell.

STRATEGY

The Fund's duration, or sensitivity to interest rate changes, was consistent with that of the benchmark Lehman Brothers Intermediate Government Index during the fiscal year. In implementing duration strategy, your Fund's investment manager uses a disciplined process focusing on longer-term trends in the economic environment. The Fund's duration was modestly shortened following the Federal Reserve Board's decision to raise the Federal Funds rate in late March. In response to the declining interest rate environment in the second quarter, portfolio duration was brought back to neutral. To capture additional yield, the Fund's emphasis on mortgage-backed securities was also increased, ending the fiscal year at more than 18% of net assets.

Consistent with the Fund's concentration on government securities, average credit quality was maintained at AAA.

MATURITY                                                     AS OF JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

0-1 Year    4%
1-5 Years  45%
5-10 Years 51%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OUTLOOK

We are continuing to monitor closely new economic reports, vigilant for any indications of a resurgence of inflationary pressure that could cause the Federal Reserve Board to raise the Federal Funds rate during the second half of 1997. The overall bond market continues to be characterized by near-term interest rate fluctuations, without any over-riding trend. This environment dictates a very cautious approach in the coming quarters, with portfolio duration adjusted consistent with a changing market environment.

We anticipate that your Fund's relatively neutral duration and conservative style should protect the fund from any significant fluctuations in the market. In addition, we will continue to seek attractive opportunities by increasing the Fund's yield through the addition of mortgage-backed securities and other relatively higher yielding instruments.

Thank you for your investment in Evergreen Intermediate-Term Government Securities Fund.

Sincerely,

/s/RICHARD K. WAGONER
RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Group

/s/ L. ROBERT CHESHIRE
L. ROBERT CHESHIRE
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of


                       THE U.S. GOVERNMENT SECURITIES FUND

                                   a Series of

                                THE VIRTUS FUNDS
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                                 (800) 829-3863

                        By and In Exchange For Shares of


             EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND


                                   a Series of

                          EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898


         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of The U.S. Government Securities Fund ("Virtus Government"), a series of The Virtus Funds, to Evergreen Intermediate Term Government Securities Fund ("Evergreen Government"), a series of the Evergreen Fixed Income Trust, in exchange for Class A shares (to be issued to holders of Investment shares of Virtus Government) and Class Y shares (to be issued to holders of Trust shares of Virtus Government) of beneficial interest, $.001 par value per share, of Evergreen Government, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1)      The   Statement  of   Additional   Information   of  Evergreen
                  Government dated September 3, 1997 , as amended;

         (2) The Statement of Additional Information of Virtus Government dated November 30, 1997;

         (3) Annual Report of Virtus Government for the year ended September 30, 1997;

         (4) Annual Report of Evergreen Government for the year ended June 30, 1997; and


         (5) Pro-Forma Combining Financial Statements (unaudited) dated June 30, 1997.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Government and Virtus Government dated January 5, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Government or Virtus Government at the telephone numbers or addresses set forth above.

         The date of this  Statement  of  Additional  Information  is January 5,
1998.







                       STATEMENT OF ADDITIONAL INFORMATION
                                September 3, 1997

            EVERGREEN KEYSTONE SHORT AND INTERMEDIATE TERM BOND FUNDS
                200 Berkeley Street, Boston, Massachusetts 02116
                                  800-343-2898

Evergreen Short-Intermediate Bond Fund ("Short-Intermediate")
Evergreen Intermediate-Term Bond Fund ("Evergreen Intermediate")
Evergreen Intermediate-Term
         Government Securities Fund ("Intermediate Government")
Keystone Capital Preservation and Income Fund ("Capital Preservation") Keystone Intermediate Term Bond Fund ("Keystone Intermediate")


         This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated September 3, 1997, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Evergreen Keystone Short and Intermediate Term Bond Funds are offered through two separate Prospectuses: one offering Class A, Class B and Class C shares of Short-Intermediate, Evergreen Intermediate, Intermediate Government, Capital Preservation and Keystone Intermediate, and a separate prospectus offering Class Y shares of Short-Intermediate, Evergreen Intermediate and Intermediate Government. Copies of each Prospectus may be obtained without charge by calling the number listed above.

                                TABLE OF CONTENTS

Investment Objectives and Policies...............................3
Investment Restrictions.........................................15
Certain Risk Considerations.....................................20
Management......................................................20
Investment Advisers.............................................29
Distribution Plans..............................................33
Allocation of Brokerage.........................................35
Additional Tax Information......................................37
Net Asset Value.................................................39
Purchase of Shares..............................................40
General Information about the Funds.............................51
Performance Information.........................................53
Financial Statements............................................57
Appendix A......................................................59


                                                       21467
                                                         1

                       INVESTMENT OBJECTIVES AND POLICIES
   (See also "Description of the Funds Investment Objectives and Policies" in
                             each Fund's Prospectus)

     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of each Fund are fundamental and cannot be changed without the approval of shareholders. The following expands the discussion in the Prospectus regarding certain investments of each Fund.

Types of Investments

United States ("U.S.") Government Obligations (All Funds)

    The types of U.S. government obligations in which the Funds may invest generally include obligations issued or guaranteed by U.S. government agencies or instrumentalities.

These securities are backed by:

     (1)the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

     (2)the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

          (i)Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii) Farmers Home Administration;

        (iii) Federal Home Loan Banks;

         (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association;

         (vi) Government National Mortgage Association; and

         vii) Student Loan Marketing Association

GNMA Securities. The Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. government corporation, which guarantees the timely payment of principal and interest, but not premiums paid to purchase these instruments. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Mortgage-Backed or Asset-Backed Securities. Short-Intermediate, Evergreen Intermediate, and Keystone Intermediate may invest in mortgage-backed securities and asset-backed securities. Capital Preservation may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Funds may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, each Fund's Adviser (as hereinafter defined) considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Restricted and Illiquid Securities (All Funds)

         The ability of the Board of Trustees of Evergreen Investment Trust, in the case of Short-Intermediate, The Evergreen Lexicon Trust, in the case of Evergreen Intermediate and Intermediate Government, Capital Preservation and Keystone Intermediate ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

    (iii) dealer  undertakings  to make a market in the security;  and

     (iv) the nature of the security and the nature of the marketplace trades.

Variable or Floating Rate  Instruments

         Certain of the investments of Evergreen Intermediate, Intermediate Government, Capital Preservation and Keystone Intermediate may include variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of each Fund's Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. The Adviser will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

When-Issued and Delayed Delivery Securities (All Funds)

         The Funds may enter into securities transactions on a when-issued basis. These transactions involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. Capital Preservation and Keystone Intermediate do not intend to invest more than 5% of their assets in when issued or delayed delivery transactions.

         Segregated accounts will be established with the custodian, and Short-Intermediate, Evergreen Intermediate and Intermediate Government will maintain liquid assets in an amount at least equal in value to a Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause segregation of more than 20%, of the total value of their assets.

Lending of Portfolio Securities (All Funds)

The Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal at all times to 100% of the market value of the securities lent. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Any loan may be terminated by either party upon reasonable notice to the other party. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for Evergreen Intermediate and Intermediate Government exceed one-third of the value of a Fund's total assets taken at fair market value. Loans of securities by Short-Intermediate, Capital Preservation and Keystone Intermediate are limited to 15% of each Fund's total assets.

Reverse Repurchase Agreements

         Short-Intermediate, Capital Preservation and Keystone Intermediate may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions

         Options in which Short-Intermediate trades must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

         Short-Intermediate   may  purchase  listed  put  and  call  options  on
financial futures contracts for U.S. Government securities. Keystone Intermediate may enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized decrease in value of the hedged securities.

         Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

Purchasing Options

         Short-Intermediate may purchase both put and call options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

         Keystone Intermediate may purchase call and put options to close out existing positions.

         Short-Intermediate intends to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         Short-Intermediate currently does not intend to invest more than 5% of its net assets in options transactions.

         Short-Intermediate may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the purchase of such futures contracts is unleveraged.

"Margin" in Futures Transactions

     Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Derivatives - Keystone Intermediate Only

     The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

     Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone Investment Management Company ("Keystone") is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

     Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

     There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created.

     Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

     While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

         o Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

         o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

         o Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded
         derivatives   is   generally   less  than  for   privately   negotiated
         derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

         o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

         o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

         o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counter parties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Writing Put and Call Options - Short-Intermediate and Keystone Intermediate Only

         A Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Short-Intermediate also may write straddles (combinations of covered puts and calls on the same underlying security).

     The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, each Fund does not expect that this will occur.

     Each Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

Section 4(2) Commercial Paper

         Short-Intermediate may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2)of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agrees that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2)commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

Repurchase Agreements (All Funds)

         Certain of the investments of the Funds may include agreements which are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         A Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Foreign Securities

         Short-Intermediate may invest up to 20% of its assets in foreign securities or U.S. securities traded in foreign markets and Evergreen Intermediate may invest in U.S. dollar denominated obligations or securities of foreign issuers. Keystone Intermediate may invest in foreign securities and in securities denominated in foreign currencies. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions

         As one way of managing exchange rate risk, Short-Intermediate and Keystone Intermediate may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. A Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. A Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

     Short-Intermediate will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency, but as consistent with its other investment policies, is not otherwise limited in its ability to use this strategy.

Interest Rate Transactions - Swaps, Caps and Floors
Capital Preservation and Keystone Intermediate

         If a Fund enters into interest rate swap, cap or floor transactions, it expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal ("notional") amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more established and relatively liquid. Caps and floors are less liquid than swaps. These transactions also involve the delivery of securities or other underlying assets and principal. Accordingly, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Other Investments

         The Funds are not prohibited from investing in obligations of banks which are clients of the Distributor (as herein after defined). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of its Adviser or its affiliates.
                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by each Fund's Adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1.....Concentration of Assets in Any One Issuer

Diversification of Investments

      With respect to 75% of the value of its assets, a Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer. Evergreen Intermediate and Intermediate Government will not acquire more than 10% of the outstanding voting securities of any one issuer.

2.....Purchase of Securities on Margin

 ......No  Fund will  purchase  securities  on margin,  except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions.

         A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

3.....Unseasoned Issuers

 ......Neither Short-Intermediate*, Capital Preservation or Keystone Intermediate
may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

4.....Underwriting

 ......Short-Intermediate,  Evergreen  Intermediate and  Intermediate  Government
will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of
securities  in  accordance  with  their  investment  objectives,   policies  and
limitations.

 ......Capital   Preservation  and  Keystone  Intermediate  will  not  underwrite securities of other issuers, except that each Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

5.....Interests in Oil, Gas or Other Mineral Exploration or Development
Programs.

      Short-Intermediate*, Evergreen Intermediate and Intermediate Government will not purchase interests in oil, gas or other mineral exploration or development programs or eases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

6.....Concentration in Any One Industry

 ......Short-Intermediate will not invest more than 25% of the value of its total assets in any one industry except the Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 ......Keystone  Intermediate  may not  purchase  any  security  (other than U.S.
government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S.
government,   its  agencies  or  instrumentalities'   (b)  wholly-owned  finance
companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

7.....Warrants

 ......Short-Intermediate*,  Evergreen Intermediate* and Intermediate Government*
will not invest more than 5% of their assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

8.....Ownership by Trustees/Officers

         None of Short-Intermediate*, Evergreen Intermediate or Intermediate Government may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

9.....Short Sales

 ......Short-Intermediate,  Capital  Preservation and Keystone  Intermediate will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         The use of short sales will allow a Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

 ......Evergreen Intermediate and Intermediate Government will not sell any securities short.

10....Lending of Funds and Securities

 ......Short-Intermediate  will not lend portfolio securities valued at more than
15% of its total assets to broker-dealers.

 ......Capital  Preservation and Keystone Intermediate may not make loans, except that a Fund may (a) purchase or hold debt securities consistent with its investment objective, (b) lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and (c) enter into repurchase agreements.

 ......Evergreen  Intermediate  and  Intermediate  Government may not make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and (c) the Funds may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

11....Commodities

 ......Short-Intermediate  will not  purchase or sell  commodities  or  commodity contracts; however, the Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts. Evergreen Intermediate and Intermediate Government may not purchase commodities or commodities contracts. However, subject to their permitted investments, any Fund may invest in companies which invest in commodities and commodities contracts.

 ......Capital Preservation and Keystone Intermediate may not purchase or sell commodities or commodity contracts.

12....Real Estate

 ......Short-Intermediate  may not buy or sell real estate  although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

 ......Evergreen  Intermediate  and  Intermediate  Government may not purchase or sell real estate, real estate limited partnership interests, and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate.

 ......Capital  Preservation  and Keystone  Intermediate may not purchase or sell real estate, except that each Fund may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and may engage in financial futures contracts and related options transactions.

13....Borrowing, Senior Securities, Reverse Repurchase Agreements

 ......Evergreen  Intermediate and Intermediate  Government will not borrow money except as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of total assets, including the amounts borrowed. Any borrowing will be done from a bank and to the extent such borrowing exceeds 5% of the value of a Fund's total assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

         Short-Intermediate may borrow only in amounts not in excess of 5% of the value of its total assets in order to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The entry by Short-Intermediate into futures contracts shall be deemed a borrowing. Any such borrowings need not be collateralized. Short-Intermediate will not purchase any securities while borrowings in excess of 5% of the value of their total assets are outstanding.

 ......Capital  Preservation and Keystone  Intermediate  will not borrow money or enter into reverse repurchase agreements, except that each Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts of up to one-third of the value of each Fund's net assets; provided that, while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such excess borrowings will be repaid before additional investments are made.

 ......Capital  Preservation  and  Keystone  Intermediate  may not  issue  senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

14....Pledging Assets

 ......No Fund will mortgage,  pledge or hypothecate  any assets except to secure permitted borrowings. In these cases, Short-Intermediate may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing and Evergreen Intermediate and Intermediate Government may do so in amounts up to 10% of their total assets. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

 ......Capital  Preservation  and Keystone  Intermediate may not pledge more than
15% of each Fund's net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets.

15....Investing in Securities of Other Investment Companies

 ......Short-Intermediate  will purchase securities of investment  companies only in open-market transactions involving customary broker's commissions. Evergreen Intermediate and Intermediate Government may only purchase securities of other investment companies which are money market funds and CMOs and REMICs deemed to be investment companies.

         In each case the Funds will only make such purchases to the extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

      It is the position of the SEC's Staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

 ......Capital Preservation and Keystone Intermediate may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction.

16....Restricted Securities

 ......Short-Intermediate  will not  invest  more  than 10% of its net  assets in securities subject to restrictions on resale under the Securities Act of 1933.

17....Illiquid Securities

 ......Short-Intermediate,  Evergreen Intermediate* and Intermediate  Government*
will not invest more than 10% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid.

18....Options

 ......Evergreen  Intermediate  and  Intermediate  Government  may not  write  or purchase puts, calls, options or combinations thereof.

19....Control

 ......Evergreen Intermediate and Intermediate Government may not invest in companies for the purpose of exercising control.

      Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

         The Funds did not borrow money, sell securities short, invest in reverse repurchase agreements in excess of 5% of the value of their net assets, or invest more than 5% of their net assets in the securities of other investment companies in the last fiscal year, and have no present intent to do so during the coming year.

         For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items".

                          CERTAIN RISK CONSIDERATIONS

         There can be no assurance that a Fund will achieve its investment objectives and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in the Prospectus.

                                   MANAGEMENT

         The Evergreen Keystone funds consist of sixty-six mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

         Trustees and executive officers of each mutual fund, their ages, and their principal occupations during the last five years are shown below.

JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen group of mutual funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC -Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Messrs. Howell, Salton and Scofield are Trustees of all Evergreen Keystone mutual funds.

GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC -Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC- Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Messrs. McDonnell, McVerry and Pettit are Trustees of all Evergreen Keystone mutual funds, except those established within the Evergreen Variable Trust.

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

FOSTER BAM (70), Greenwich Plaza, Greenwich, CT- Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Messrs. Ashkin and Bam are Trustees of all Evergreen Keystone mutual funds, except those established within the Evergreen Variable Trust and Evergreen Investment Trust.

FREDERICK AMLING (69) Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III (61)     Trustee.  Investment  Counselor to Appleton
Partners,  Inc.; former Managing     Director,  Seaward Management  Corporation
(investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual funds, and Trustee. Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments, Inc..

EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.


CHARLES F. CHAPIN (67) Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR. (69) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic;
Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.;
Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the twenty-five funds in the Keystone group of mutual funds. Their addresses are 200 Berkeley Street, Boston, Massachusetts 02116-5034.

ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, Fl Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven Evergreen Keystone Mutual Funds since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone group of mutual funds).

EXECUTIVE OFFICERS

JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY- President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice
President/Director  of Administration  and Regulatory  Services,   BISYS Fund
Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.


* This Trustee may be considered an "interested person" of the Funds within the meaning of the 1940 Act.

         For the fiscal period ended June 30, 1997, Trustees of the Funds received $9,451 and $175,376 in retainers and fees from The Evergreen Lexicon Fund and Evergreen Investment Trust, respectively. For the year ending June 30, 1997, fees paid to Independent Trustees on a fund complex wide basis were approximately $1,110,975.

The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), the distributor of each Class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any Class of shares of any of the Funds as of August 31, 1997.

         Set forth below for each of the Trustees receiving in excess of $60,000 for the fiscal period of July 1, 1996 through June 30, 1997 is the aggregate compensation paid to such Trustee by the Evergreen Keystone funds:

                               Total Compensation
                                From Fund Complex
Name                                   Paid To Trustee

James S. Howell                                      $93,800
Gerald M. McDonnell                                   80,000
Thomas L. McVerry                                     85,000
William Walt Pettit                                   82,500
Russell A Salton, III M.D.                            87,000
Michael S. Scofield                                   88,200

      Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of Augsut 31, 1997.


                                  Name of                              % of
Name and Address                  Fund/Class               No. of Shares     Class
----------------                  ----------               -------------     ----------

FUBS & Co. FEBO                    Short-Intermediate/A          104,641               5.77%
Ronald L. Spector
D/B/A River Walk
1800 Second Street, Suite 808
Sarasota, FL 34236-5904

FUBS & Co. FEBO                    Short-Intermediate/C           11,335       10.90%
Dreamland Skating Rink Inc
PO Drawer 13207
Pensacola, FL 32591-3207

MLPF&S for sole benefit            Short-Intermediate/C           10,680       10.27%
of its customersAttn: Fund Administration
4800 Deer Lake Dr. E 3rd Fl.
Jacksonville, FL 32246-6484

Florida Osteopathic                Short-Intermediate/C           10,373        9.98%
Medical Assoc.
2007 Apalachee Pky
Tallahassee, FL 32301-4847

FUBS & Co. FEBO                    Short-Intermediate/C            6,963        6.70%
Rachel W. Fort and Edward C Fort
2737 Stockton St.
Winston Salem, NC 27127

FUBS & Co. FEBO                    Short-Intermediate/C            5,573        5.36%
Victor Wozniak and
Vermell Wozniak Dreamland Trst
PO Drawer 13207
Pensacola, FL 32591-3207

FUBS & Co. FEBO                    Short-Intermediate/C            5,402        5.20%
Emmaus Lutheran Church
2500 So. Volusia Ave.
Orange City, FL 32763-9124

PaineWebber for the                Short-Intermediate/C            5,199        5.00%
benefit of Robert Bowen &
Mona Carpenter-Bowen
Jt Ten Wros
1686 Massachusetts Ave.
Lunenburg, MA 01462-1843

First Union National Bank         Short-Intermediate/Y        18,345,872       49.60%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

First Union National Bank          Short-Intermediate/Y       18,249,273        49.33%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

FUBS & Co. FEBO                    Evergreen Intermediate/B        9,843       8.56%
Veronica B. Birdsong
1255 B Road
Loxahatchee, FL 33470-4248

First Union Natl Bank-FL           Evergreen Intermediate/B        15,110     13.15%
C/F Lurene N. Roser IRA
5200 N. Ocean Dr. Apt. 17D
Singer Island, FL 33404-2618

FUBS & Co. FEBO                    Evergreen Intermediate/B         9,745      8.48%
Frances E. Clyma Rev Trust
Frances E. Clyma and
Robert L. Mastin Co-Tttees
U/A/D 01/25/96
Palm Beach Garde, FL 33410

FUBS & Co. FEBO                    Evergreen Intermediate/B         7,907      6.88%
Mary Louise Chatman
Flora Louise Chatman Wages POA
9532 Ft. Foote Road
Ft. Washington, MD 20744-5753

Margaret S. Collins                Evergreen Intermediate/C         2,106     73.72%
1106 Lothian Drive
Tallahassee, FL 32312-2836

Peter M. Kopp and                  Evergreen Intermediate/C           495     17.33%
Mary Jean Kopp JtWros
C/O OC International
5801 North Union Blvd.
Colorado Springs, CO 80918

FUBS & Co. FEBO                    Evergreen Intermeidate/C           246      8.60%
Chris J. Thigpen
4497 Pineland Dr.
Evans, GA 30809-3233

First Union National Bank          Evergreen Intermediate/Y    10,131,742     64.61%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S Tryon St.
Charlotte, NC 28288-0002


First Union National Bank         Evergreen Intermediate/Y     5,508,432      35.13%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

First Union Bank-CT C/F Inc       Intermediate Government/A        8,663     15.09%
F/B/O Zeno Chicarilli PSP
Attn: Zeno Chicarilli
2 Cobblefield Lane
Guilford, CT 06437-2384

FUBS & Co. FEBO                   Intermediate Government/A        7,023     12.24%
Upper Saucon Volunteer Fire
Department #1
C/O Joseph Hoffstetter
4888 Lanark Rd.
Center Valley, PA 18034-8605

NJ State Fireman's Assoc.         Intermediate Government/A        5,258      9.20%
Of Morris Township
11 Catalpa Rd.
Morristown, NJ 07960-6132

Ignaz Keglovits &                 Intermediate Government/A        4,755      8.28%
Mary Keglovits Jtten
15 North 9th Street
Coplay, PA 18037-1527

Doris Mack                        Intermediate Government/A        4,412      7.69%
8 Mountain View Dr.
Chester, NJ 07930-3104

FUBS & Co. FEBO                   Intermediate Government/A        3,051      5.32%
Alice T. Brophy
30 Rosedale Ave.
Madison, NJ 07940-2146

FUBS & Co. FEBO                   Intermediate Government/B       10,160     17.29%
Joseph Kacsur
7040 Woodside Oak Circle
Sarasota, FL 34231-5565

FUBS & Co. FEBO                   Intermediate Government/B        9,921     16.88%
Carmela M. Woodruff
1 College Lane Apt 86
Brevard, NC 28712

FUBS & Co. FEBO                   Intermediate Government/B        9,833     16.73%
Frances E. Clyma Rev Trust
Frances E. Clyma and
Robert L Mastin Co-Ttees
U/A/D 01/25/96
Palm Beach Garde, FL 33410

FUBS & Co. FEBO                   Intermediate Government/B        3,444      5.86%
First Union Natl Bank/TN F/B/O
Geri McNamara Loan Account
Attn: Tracy Brown
600 S. Main St.
Goodlettsville, TN 37072-1701

First Union Natl Bank-TN C/F      Intermediate Government/B        3,392      5.77%
William E. Bass Sr. IRA
102 Grace Drive
Goodlettsville, TN 37072-3537

FUBS & Co. FEBO                   Intermediate Government/B        3,193      5.43%
Loretta Bukowski and
Helen Bukowski
8860 Taft Street
Pembroke Pines, FL 33024-4635

FUBS & Co. FEBO                   Intermediate Government/B        3,182      5.47%
Howard J. Carroll
4019 N. Chesterbrook Road
Arlington, VA 22207-4635

Donaldson Lufkin Jenrette         Intermediate Government/C       10,753     89.85%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-2052

MLPF&S for sole benefit           Intermediate Government/C        1,185      9.90%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

First Union National Bank         Intermediate Government/Y     6,111,264    85.32%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S Tryon St.
Charlotte, NC 28288-0002

First Union National Bank         Intermediate Government/Y     1,018,405    14.22%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S Tryon St.
Charlotte, NC 28288-0002

Smith Barney Inc.                 Capital Preservation/A          243,272    14.78%
00154924733
388 Greenwich Street
New York, NY 10013

MLPF&S for the sole benefit       Capital Preservation/A          287,313    16.24%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

Gary W. Grant &                   Capital Preservation/A          112,183     6.81%
Eva Grant Jt/Wros
10906 Wickline
Houston, TX  77024

MLPF&S for the sole benefit       Capital Preservation/B          420,391    13.24%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for sole benefit           Capital Preservation/C           80,684    19.86%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

St. Ann's Catholic Church         Capital Preservation/C          20,673      5.09%
Attn: Fr Peter McKenna
PO Box 256
La Vernia, TX 78121-0256

MLPF&S for the sole benefit       Keystone Intermediate/A        251,460     22.38%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette         Keystone Intermediate/A         64,213      5.71%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-2052

MLPF&S for the sole benefit       Keystone Intermediate/B        167,500     13.80%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for sole benefit           Keystone Intermediate/C         206,121    28.80%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6484

NFSC FEBO #BNG-522228             Keystone Intermediate/C          36,285     5.07%
Ctr for the Advancement of HLT
Rena Convissor
k2000 Florida Ave. NW
Suite 210
Washington, DC  20009-1231


                              INVESTMENT ADVISERS

        (See also "Management of the Funds" in each Fund's Prospectus) The investment adviser of Short-Intermediate, Evergreen Intermediate and Intermediate Government is First Union National Bank ("FUNB"), located at 201 South College Street, Charlotte, North Carolina 28288 which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. FUNB provides investment advisory services to the Funds through its Capital Management Group ("CMG"). Keystone Investment Management Company ("Keystone"), a subsidiary of FUNB located at 200 Berkeley Street, Boston, Massachusetts 02116, is investment adviser to Capital Preservation and Keystone Intermediate.

     Under their respective Investment Advisory Agreements with each Fund, CMG and Keystone (each an "Adviser" and, collectively, the "Advisers") have agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, the Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

        The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below. Prior to December 11, 1997, Keystone Management Inc., ("Keystone Management") provided investment management services to Keystone Intermediate. Keystone, the Fund's investment adviser, was entitled to a certain percentage of the fee paid by the Fund to Keystone Management, and was paid by Keystone Management. Total dollar amounts paid by the Fund to Keystone Management, the Fund's former investment manager, for investment management and administrative services rendered, are inclusive of the amounts paid to by Keystone Management to Keystone for investment advisory services are shown:

                                                                                    Six Months
SHORT-INTERMEDIATE                           Year Ended            Year Ended        Ended

                                             06/30/97              6/30/96           6/30/95
                                             ---------             --------         --------

Advisory Fee                                 $1,998,063            $1,951,949        $961,697

                                             =========             =========        =========


                                                                   Ten Months
EVERGREEN                                    Year Ended            Ended             Year Ended
INTERMEDIATE                                 06/30/97              6/30/96           8/31/95

                                             ----------            ----------       ---------

Advisory Fee                                 $987,044              $600,081          $544,577
Waiver                                       (      0)             ( 64,983)         (128,003)

                                             --------              --------          --------
Net Advisory Fee                             $987,044              $535,098          $416,574

                                             =========             =========        =========


                                                                   Ten Months
INTERMEDIATE                                 Year Ended            Ended             Year Ended
GOVERNMENT                                   06/30/97              06/30/96          8/31/95

                                             ----------            --------          --------
Advisory Fee                                 $546,941              $506,065          $634,185
Waiver                                       ( 73,557)              (61,160)        (144,507)

                                             ---------            ---------         --------
Net Advisory Fee                             $473,384              $444,905          $489,678

                                             =========            =========         =========


                                             Nine Months
CAPITAL                                      Ended                Year Ended        Year Ended
PRESERVATION                                 06/30/97             09/30/96          09/30/95
                                             ----------           --------          --------
Advisory Fee                                 $284,977             $493,147          $605,247
Waiver/Reimb.                                (245,255)            (341,016)         (503,005)

                                             ----------           --------          --------
Net Advisory Fee                             $ 39,722             $152,131          $102,242

                                             ==========           =========         =========

                                             Eleven Months
KEYSTONE                                     Ended               Year Ended       Year Ended
INTERMEDIATE                                 06/30/97             07/31/96          07/31/95


Advisory Fee                                 $202,102             $273,644          $291,834

Waiver/Reimb.                                (145,636)            (191,096)        (207,571)
                                             --------              --------        --------
Net Advisory Fee                             $ 56,466             $ 82,548         $ 84,263
                                             ========             =========        ========

Expense Limitations

         Keystone voluntarily limits the annual expenses, excluding indirectly paid expenses, of Class A, Class B and Class C shares to 0.90%, 1.65% and 1.65% of average net class assets, respectively, for Capital Preservation and to 1.10%, 1.85% and 1.85% of average net class assets, respectively, for Keystone Intermediate. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate the foregoing expense limitations and may modify or terminate them in the future.

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of the Trust's Trustees or by the Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of wilful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. Each Investment Advisory Agreement continues for two years from its effective date and will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. An Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Advisers to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by each Adviser to the accounts involved, including the Funds. When two or more clients of an Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

       Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset Management Corp., a subsidiary of FUNB ("Evergreen Asset"), Keystone or FUNB act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, Keystone, FUNB or their affiliates. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

     Prior to July 1, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust.

     Prior to January 19, 1996, SEI Financial Management Company acted as administrator for Evergreen Intermediate and Intermediate Government. For the ten months ended June 30, 1996, and the fiscal year ended August 31, 1995 Evergreen Intermediate incurred $97,364 and $154,291, respectively, in administrative service costs. For ten months ended June 30, 1996 and the fiscal year ended August 31, 1995 Government incurred $91,283 and $179,686, respectively, in administrative service costs.

     Commencing July 8, 1995, in the case of Evergreen Investment Trust, and on January 19, 1996, in the case of The Evergreen Lexicon Fund, Evergreen Asset began providing administrative services to each of the portfolios of the Trusts for a fee based on the average daily net assets of each Fund administered by Evergreen Asset for which FUNB affiliates also served as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion;
 .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

         At present, Evergreen Keystone Investment Services ("EKIS") serves as administrator to Short-Intermediate, Evergreen Intermediate and Intermediate Government subject to the supervision and control of the Trustees of each Trust. As administrator, EKIS provides facilities, equipment and personnel to the Funds and is entitled to receive a fee based on the average daily net assets of all mutual funds for which CMG, Keystone or Evergeen Asset serve as investment adviser, calculated in accordance with the following schedule:.050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

         EKIS also provides administrative services to Capital Preservation and Keystone Intermediate on behalf of their investment adviser.

         Prior to January 1, 1997, Furman Selz LLC, an affiliate of Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc., distributor for the Evergreen Keystone funds (the "Distributor"), served as sub-administrator to Short-Intermediate, Evergreen Intermediate and Intermediate Government and was entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB affiliates also served as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion.

         BISYS Fund Services ("BISYS"), an affiliate of EKD, now serves as sub-administrator to each Fund and is entitled to receive a fee from each Fund calculated daily and payable monthly at an annual rate based on the aggregate average daily net assets of the mutual funds for which FUNB, Evergreen Asset, Keystone or any affiliate of First Union serves as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and
 .0040% on assets in excess of $25 billion. The total assets of mutual funds for which Evergreen Asset, FUNB or Keystone serve as investment adviser as of June 30, 1997 were approximately $30.5 billion.

         For the fiscal years ended June 30, 1997 and 1996, and the fiscal period ended June 30, 1995, Short-Intermediate incurred $167,636, $205,938 and $159,002, respectively, in administrative service costs.

         For the fiscal year ended June 30, 1997, the fiscal period ended June 30, 1996 and the fiscal year ended August 31, 1995, Evergreen Intermediate incurred $69,536, $97,364 and $154,291, respectively, in administrative service costs.

         For the fiscal year ended June 30, 1997, the fiscal period ended June 30, 1996 and the fiscal year ended August 31, 1995, Intermediate Government incurred $38,083, $91,283 and $179,686, respectively, in administrative service costs.

         For the fiscal period ended June 30, 1997, and the fiscal years ended September 30, 1996 and 1995, Capital Preservation incurred $34,481, $24,176 and $17,744 in administrative service costs.

         For the fiscal period ended June 30, 1997, and the fiscal years ended July 31, 1996 and 1995, Keystone Intermediate incurred $11,267, $23,963 and $17,790 in administrative service costs.

                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Short-Intermediate, Evergreen Intermediate and Intermediate Government have adopted Shareholder Services Plans whereby shareholder servicing agents may receive fees from each Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of a Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class. Any Plan, Shareholder Service Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Independent Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

         The  Funds  incurred  the  following   Distribution   Plan  and,  where
applicable, Shareholder Services Plan fees:

Distribution Fees:

Short-Intermediate. For the fiscal year ended June 30, 1997 $18,961, $222,264 and $10,470 on behalf of Class A, Class B and Class C shares.

Evergreen Intermediate. For the fiscal year ended June 30, 1997 $6,972, $7,180 and $255 on behalf of Class A, Class B and Class C shares.

Intermediate Government. For the fiscal year ended June 30, 1997 $2,047, $6,442 and $242 on behalf of Class A, Class B and Class C shares.

Capital Preservation. For the fiscal period ended June 30, 1997 $28,581, $285,293 and $32,267 on behalf of Class A, Class B and Class C shares.

Keystone Intermediate. For the fiscal period ended June 30, 1997 $24,268, $129,648 and $74,834 on behalf of Class A, Class B and Class C shares.

Shareholder Services Fees:

Short-Intermediate. For the fiscal years ended June 30, 1997 and 1996, $55,566 and $47,700, respectively, on behalf of Class B shares; and $2,618 and $2,221, respectively, on behalf on Class C shares.

                             ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

      A portion of any transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

      It is anticipated that most of each Fund's purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. The extent of receipt of such services would tend to reduce the expenses of the Adviser or its affiliates.

         For the fiscal period ending June 30, 1997, none of the Funds paid commissions to affiliated brokers.

         None of the Funds, with the exception of Keystone Intermediate, paid brokerage commissions for each of their three most recent fiscal periods. Keystone Intermediate paid no brokerage commissions for the fiscal periods ended June 30, 1997 and July 31, 1996. For the fiscal year ended July 31, 1995, the Fund paid $34,700 in brokerage commissions.

                           ADDITIONAL TAX INFORMATION

             (See also "Other Information - Dividends, Distributions,
                                           and Taxes" in the Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months this provision is repealed; and (c) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

      Distributions  of the  excess  of net  long-term  capital  gain  over  net short-term  capital  loss are taxable to  shareholders  (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders (who are not exempt from tax) as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

      Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

      Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Long term capital gains on assets held for more than 18 months are taxable at a maximum rate of 28%; such gains on assets held for more than 18 months are taxable at a maximum rate of 20%. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                 NET ASSET VALUE

        The following information supplements that set forth in each Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

        The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge "Alternative". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class Band Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares)as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government) Shareholder Service Plan fee and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

       To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York.

         In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.


                               PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after the month of purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

      Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

      Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m Eastern time. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

      Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         Short-Intermediate, Evergreen Intermediate and Intermediate Government issue four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. Capital Preservation and Keystone Intermediate offer Class A, Class B and Class C shares. Each class of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class B and Class C shares of Short- Intermediate, Evergreen Intermediate and Intermediate Government are subject to a Shareholder Service Plan fee, (iii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iv) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and, where applicable, Shareholder Service Plan fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (v) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (vi) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B or Class C shares.

         Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholder Service Plan) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, Shareholder Service Plan) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares if available through their broker-dealers.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-End Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the
Prospectus for each Fund, less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,00 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund for at the end of each Fund's latest fiscal period.

                           Date                 Net Asset              Per Share               Offering
                                                Value                  Sales                   Price
                                                                       Charge                  Per Share
Short-                     6/30/97              9.83                   0.33                    10.16
Intermediate
Evergreen                  6/30/97              10.17                  0.34                    10.51
Intermediate

Intermediate               6/30/97              10.02                  0.34                    10.36
Government

Capital                    6/30/97              9.80                   0.33                    10.13
Preservation

Keystone                   6/30/97              8.93                   0.30                    9.23
Intermediate

         With respect to Short-Intermediate, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995 which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8, 1995 through June 30, 1997, commissions were paid to and amounts were retained by the current Distributor as noted below:

                                                               Six Months
SHORT-               Year Ended          Year Ended               Ended
INTERMEDIATE          06/30/97            06/30/96               06/3/95

Commissions
Received               52,484              $74,999               $39,906
Commissions            6,833                9,560                 1,334
Retained

         With respect to Evergreen Intermediate and Intermediate Government, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995 which until such date was the principal underwriter of portfolios of The Evergreen Lexicon Fund. For the period from July 8, 1995 through June 30, 1997, commissions were paid to and amounts were retained by the current Distributor as noted below:

                                                               Six Months
                    Year Ended          Year Ended               Ended
                     06/30/97            06/30/96               06/3/95

EVERGREEN
INTERMEDIATE
Commissions           3,201                 ---                   ---
Received
Commissions            504                  ---                   ---
Retained


                                                              Six Months
INTERMEDIATE        Year Ended          Year Ended               Ended
GOVERNMENT           06/30/97            06/30/96               06/3/95

Commissions            522                  ---                   ---
Received
Commissions             77                  ---                   ---
Retained

         With respect to Capital Preservation and Keystone Intermediate, the following commissions were paid to and amounts were retained by EKIS which prior to December 1, 1996, was the distributor for Capital Preservation and Keystone Intermediate. Since that date, commissions have been paid to and amounts retained by the current Distributor as noted below:


                         Period
CAPITAL                  Ended             Year Ended            Year Ended
PRESERVATION            06/30/97            09/30/96              09/30/95
Commissions             $305,542            $490,274              $750,634
Received
Commissions             244,211              397,085               630,122
Retained



                         Period
KEYSTONE                 Ended             Year Ended            Year Ended
INTERMEDIATE            06/30/97            07/31/96              07/31/95
Commissions             $236,373            $300,084              $330,026
Received
Commissions             166,717              86,191                131,149
Retained

         Investors  choosing the front-end  sales charge  alternative  may under
certain circumstances  be  entitled  to  pay  reduced  sales charges.   The
circumstances under which such investors may pay reduced sales charges are described below.


         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone funds (other than the money market funds) into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase by an organization exempt from federal income tax under Section 501
(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

           (i)  the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor and(b) all such shares of any other Evergreen Keystone fund held by the investor; and

         (iii)  the net asset value of all shares described in paragraph; and

          (iv)  shares owned by another shareholder eligible to combine his or
                her  purchase   with  that  of  the  investor  into  a  single
                "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of the Funds, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares of the Fund or any other Evergreen Keystone fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of Class A shares of the Fund or any other Evergreen Keystone fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A shares of the Fund or any other Evergreen Keystone fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Keystone Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative." The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternatives--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, as applicable, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, as applicable, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level-load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, Shareholder Service Plan fee) enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Short-Intermediate, Evergreen Intermediate and Intermediate Government, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


                       GENERAL INFORMATION ABOUT THE FUNDS

(See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

     Short-Intermediate is a separate series of Evergreen Investment Trust, a Massachusetts business trust. Evergreen Intermediate and Intermediate Government are each separate series of The Evergreen Lexicon Fund, a Massachusetts business trust. Capital Preservation and Keystone Intermediate are each a Massachusetts business trust. The Trusts are governed by separate Boards of Trustees.

    Short-Intermediate, Evergreen Intermediate and Intermediate Government may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Capital Preservation and Keystone Intermediate may issue an unlimited number of shares with no par value. All shares of the Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

     Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

     Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

     The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

     In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

     Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

         EKD (the "Distributor"), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

         EKD replaces EKIS as Distributor of Capital Preservation and Keystone Intermediate. EKIS may no longer act as principal underwriter of such Funds due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Funds as discussed above, EKIS may continue to receive compensation from Capital Preservation and Keystone Intermediate or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to 0.75% of the average daily net assets of a Fund, subject to certain restrictions.

Counsel

           Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

     KPMG Peat Marwick LLP has been selected to be the independent auditors of the Funds.


                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Evergreen Intermediate and Intermediate Government, Class B and Class C shares were not being offered as of August 31, 1995. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods is set forth in the table below.


                                       1 Year           3 Years          5 Years          10 Years             From
                                        Ended            Ended            Ended            Ended            Inception*
                                       6/30/97          6/30/97          6/30/97          6/30/97           to 6/30/97
SHORT-INTERMEDIATE
Class A                                 3.30%            5.62%            5.05%             N/A               7.14%
Class B                                 0.78%            4.98%             N/A              N/A               4.17%
Class C                                 4.77%             N/A              N/A              N/A               5.73%
Class Y                                 6.88%            6.92%            5.92%             N/A               7.01%

EVERGREEN
INTERMEDIATE
Class A                                 3.41%             N/A              N/A              N/A               5.24%
Class B                                 0.91%             N/A              N/A              N/A              (1.15%)
Class C                                 4.91%             N/A              N/A              N/A               5.31%
Class Y                                 6.97%            7.18%            6.60%             N/A               7.13%

INTERMEDIATE
GOVERNMENT
Class A                                 2.55%             N/A              N/A              N/A               4.38%
Class B                                 0.03%             N/A              N/A              N/A              (0.66%)
Class C                                 4.03%             N/A              N/A              N/A               4.85%
Class Y                                 6.08%            6.19%            5.38%             N/A               5.82%

CAPITAL
PRESERVATION
Class A                                 3.26%             N/A              N/A              N/A               5.84%
Class B                                 1.04%            4.59%            3.80%             N/A               4.51%
Class C                                 5.05%            5.54%             N/A              N/A               4.55%

KEYSTONE
INTERMEDIATE
Class A                                 5.30%            6.34%            5.89%            6.56%               N/A
Class B                                 3.17%            5.82%             N/A              N/A               4.61%
Class C                                 7.06%            6.67%             N/A              N/A               4.96%
-------------------------------------------------------------------------------------------------------------------


*                                                         INCEPTION DATE
SHORT-INTERMEDIATE               Class A                 January 3, 1989
                                 Class B                January 25, 1993
                                 Class C               September 6, 1994
                                 Class Y                 January 4, 1991
EVERGREEN INTERMEDIATE           Class A                     May 2, 1995
                                 Class B                January 30, 1996
                                 Class C                  April 29, 1996
                                 Class Y                November 1, 1991
INTERMEDIATE GOVERNMENT          Class A                     May 2, 1995
                                 Class B                February 9, 1996
                                 Class C                  April 10, 1996
                                 Class Y                November 1, 1991
CAPITAL PRESERVATION             Class A               December 30, 1994
                                 Class B                    July 1, 1991
                                 Class C                February 1, 1993
KEYSTONE INTERMEDIATE            Class A               February 13, 1987
                                 Class B                February 1, 1993
                                 Class C                February 1, 1993

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.


YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the Securities and Exchange Commission's yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                            -------------------
                                    cd

Where    a = Interest earned during the period

         b = Expenses  accrued for the period (net of  reimbursements)

         c = The  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of each Fund for the thirty-day period ended June 30, 1997 for each Class of shares offered by the Funds is set forth in the table below:


 SHORT-INTERMEDIATE                EVERGREEN  INTERMEDIATE
 Class A - 5.99%                     Class A - 5.57%
 Class B - 5.29%                     Class B - 4.81%
 Class C - 5.28%                     Class C - 4.83%
 Class Y - 6.30%                     Class Y - 5.82%

 INTERMEDIATE GOVERNMENT           CAPITAL PRESERVATION
  Class A - 5.25%                  Class A - 5.81%
  Class B - 4.44%                  Class B - 5.22%
  Class C - 4.17%                  Class C - 5.25%
  Class Y - 5.49%

 KEYSTONE  INTERMEDIATE
 Class A - 5.82%
 Class B - 5.25%
 Class C - 5.26%

Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

              From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Lehman Brothers Intermediate Government Bond Index, or any other commonly quoted index of common stock and bond prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Lehman Brothers Intermediate Government Bond Index are unmanaged indices of selected common stock and bond prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

              Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

     Each Fund's financial statements for the fiscal period ended June 30, 1997 and the report thereon of KPMG Peat Marwick LLP, are incorporated by reference herein from the Funds' Annual Report, as filed with the SEC pursuant to Section 30(d) of the 1940 Act and Rule 30d-1 thereunder.

         You may obtain a copy of the Funds' Annual Report without charge by writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

                                   APPENDIX A
               DESCRIPTION OF BOND, MUNICIPAL NOTE AND COMMERCIAL
                                  PAPER RATINGS

APPENDIX "A"

DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

               AA  -  Debt  rated  AA  also   qualifies  as  high  quality  debt
obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

              A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

          B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors  Service.  A brief description of the applicable   rating
symbols Moody's Investors Service, Inc. and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not  distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

     Moody's Investors Service: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                                THE VIRTUS FUNDS
                                INVESTMENT SHARES
                          CONSISTS OF EIGHT PORTFOLIOS:
                      THE U.S. GOVERNMENT SECURITIES FUND;
                       THE STYLE MANAGER: LARGE CAP FUND;
                             THE STYLE MANAGER FUND;
                        THE VIRGINIA MUNICIPAL BOND FUND;
                        THE MARYLAND MUNICIPAL BOND FUND;
                         THE TREASURY MONEY MARKET FUND;
                           THE MONEY MARKET FUND; AND
                         THE TAX-FREE MONEY MARKET FUND.

                       STATEMENT OF ADDITIONAL INFORMATION




This Statement of Additional Information should be read with the Prospectus for the Investment Shares ("Investment Shares") of The Virtus Funds (the "Trust"), dated November 30, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by writing to the Trust or calling toll-free 1-800-723-9512.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

                        Statement dated November 30, 1997
[GRAPHIC OMITTED]

        CUSIP  927913202  CUSIP  927913848 CUSIP 927913400 CUSIP 927913871 CUSIP
        927913509 CUSIP  927913889  CUSIP  927913707 CUSIP 927913806  2102608B-R
        (11/97)

Table of Contents
-------------------------------------------------------------------------------


                                        I

General Information About the Trust                       1
-------------------------------------------------------------------------------

Investment Objective and Policies of the Funds            1
-------------------------------------------------------------------------------

The U.S. Government Securities Fund                       1
-------------------------------------------------------------------------------
   Types of Investments                                   1

The Style Manager: Large Cap Fund and The Style Manager Fund                  2
-------------------------------------------------------------------------------
   Commercial Paper                                       4
   Bank Instruments                                       4

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund         5
-------------------------------------------------------------------------------
   Acceptable Investments                                 5
   Types of Acceptable Investments                        5

The Treasury Money Market Fund                            5
-------------------------------------------------------------------------------
   Types of Investments                                   5

The Money Market Fund                                     6
-------------------------------------------------------------------------------
   Types of Investments                                   6

The Tax-Free Money Market Fund                            6
-------------------------------------------------------------------------------

Portfolio Investments and Strategies                      6
-------------------------------------------------------------------------------
   Repurchase Agreements                                  6
   Reverse Repurchase Agreements                          6
   When-Issued and Delayed Delivery Transactions          6
   Lending of Portfolio Securities                        7
   Restricted and Illiquid Securities                     7
   Participation Interests                                7
   Variable Rate Municipal Securities                     8
   Municipal Leases                                       8
   Temporary Investments                                  8
   Adjustable Rate Mortgage Securities                    8
   Portfolio Turnover                                     9

Investment Limitations                                    9
-------------------------------------------------------------------------------

Virtus Funds Management                                  12
-------------------------------------------------------------------------------
   Fund Ownership                                        16
   Officers and Trustees Compensation                    17
   Trustee Liability                                     17

Investment Advisory Services                             17
-------------------------------------------------------------------------------
   Adviser to the Trust                                  17
   Advisory Fees                                         18
   Sub-Adviser to The Style Manager: Large Cap Fund
   and The Style Manager Fund                            18
   Sub-Advisory Fees                                     18



Other Services                                           18
--------------------------------------------------------------------------------
   Administrative Services                               18
   Custodian                                             19
   Transfer Agent                                        19
   Independent Auditors                                  19

Brokerage Transactions                                   19
--------------------------------------------------------------------------------

Purchasing Shares                                        20
--------------------------------------------------------------------------------
   Distribution Plan                                     20
   Conversion to Federal Funds                           20

Determining Net Asset Value                              21
--------------------------------------------------------------------------------
   Determining Market Value of Securities                21
   Use of the Amortized Cost Method                      21
   Valuing Municipal Securities                          22
   Use of Amortized Cost                                 23

Redeeming Shares                                         23
--------------------------------------------------------------------------------
   Redemption in Kind                                    23

Massachusetts Partnership Law                            23
--------------------------------------------------------------------------------

Tax Status                                               23
--------------------------------------------------------------------------------
   The Funds' Tax Status                                 23
   Shareholders' Tax Status                              24

Total Return                                             24
--------------------------------------------------------------------------------

Yield                                                    25
--------------------------------------------------------------------------------

Effective Yield                                          26

Tax-Equivalent Yield                                     26

Performance Comparisons                                  29
--------------------------------------------------------------------------------
   The U.S. Government Securities Fund                   30
   The Style Manager: Large Cap Fund and The Style Manager Fund               31
   The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund      31
   The Treasury Money Market Fund                        31
   The Money Market Fund                                 31
   The Tax-Free Money Market Fund                        32

Financial Statements                                     32
-------------------------------------------------------------------------------

Appendix                                                 33

-------------------------------------------------------------------------------

24


General Information About the Trust
-------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated June 20, 1990. As of the date of this Statement, the Trust consists of eight separate portfolios of securities (collectively, the "Funds", individually, a "Fund") which are as follows: The U. S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund. On October 1, 1992, the name of the Trust was changed from "The SBK Select Series" to "Signet Select Funds." On August 15, 1994, the name of the Trust was changed from "Signet Select Funds" to "The Medalist Funds." On February 15, 1995, the name of the Trust was changed from "The Medalist Funds" to "The Virtus Funds."

With the exception of The Tax-Free Money Market Fund and The Style Manager Fund, which offer a single class of shares, the Funds are offered in two classes, Investment Shares and Trust Shares. This Combined Statement of Additional Information relates only to the Investment Shares of those Funds offering classes and to shares of The Tax-Free Money Market Fund and The Style Manager Fund.

Investment Objective and Policies of the Funds
--------------------------------------------------------------------------------

The prospectus  discusses the objective of each Fund and the policies it employs
to  achieve  those  objectives.   The  following   discussion   supplements  the
description of the Funds' investment policies in the combined prospectus.

The Funds' respective investment objectives cannot be changed without approval of shareholders. The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Additional information about investment limitations, strategies that one or more Funds may employ, and certain investment policies mentioned below appear in the prospectus section "Portfolio Investments and Strategies."

The U.S. Government Securities Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

         Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: the Farm Credit System; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

      Collateralized Mortgage Obligations (CMOs)

         Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

         The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

The Style Manager: Large Cap Fund and The Style Manager Fund
--------------------------------------------------------------------------------

The Funds invest primarily in corporate securities, including common stocks, preferred stocks, corporate bonds, notes, warrants and convertible securities.

      Convertible Securities

         Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for a Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, a Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

      Warrants

         Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

      Futures And Options Transactions

         As a means of reducing fluctuations in the net asset value of shares of a Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. A Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out only on an exchange which provides a secondary market from options of the same series.

      Financial Futures Contracts

         A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future. Financial futures contracts call for the delivery of shares of common stocks represented in a particular index.

      Put Options on Financial Futures Contracts

         A Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

         Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

      Call Options on Financial Futures Contracts

         In addition to purchasing put options on futures, a Fund may write listed call options on futures contracts to hedge its portfolio. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

         In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's fixed income or indexed portfolio which is occurring as interest rates rise.

         Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

         A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

      "Margin" in Futures Transactions

         Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

      Purchasing Put Options on Portfolio Securities

         A Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

      Writing Covered Call Options On Portfolio Securities

         A Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

      Over-the-Counter Options

         A Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.

         Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest are those set forth under "The U.S. Government Securities Fund-U.S. Government Obligations."

Commercial Paper

A Fund may invest in commercial paper rated at least A-1 by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service ("Fitch") and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper. In the case where commercial paper, CCPs or Europaper have received different ratings from different rating services, such commercial paper, CCPs or Europaper is an acceptable investment so long as at least one rating is one of the preceding high quality ratings and provided the investment adviser has determined that such investment presents minimal credit risks.

Bank Instruments

A Fund may invest in the instruments of banks and savings associations whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. These instruments are not necessarily guaranteed by those organizations.

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Fund may invest in:

         o Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

         o Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

         o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and

         o Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund
--------------------------------------------------------------------------------

Acceptable Investments

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund pursue their investment objectives by investing in professionally managed portfolios of securities at least 65% of which are comprised of Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) municipal securities. The Funds will invest their assets so that, under normal circumstances, at least 80% of their annual interest income is exempt from federal regular and Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) state income taxes or that at least 80% of their total assets are invested in obligations, the interest income from which is exempt from federal regular and Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) state income taxes.

      Characteristics

         The municipal securities in which the Funds invest have the characteristics set forth in the prospectus. An unrated municipal security will be determined by a Fund's adviser to meet the quality standards established by the Fund's Board of Trustees if it is of comparable quality to the rated municipal securities which the Fund purchases. The Trustees consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from the issuer of the interest or the guarantor of payment by either of those issuers.

         If Moody's or S&P's ratings change because of changes in those organizations or in their rating systems, a Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

Types of Acceptable Investments

Examples of Virginia and Maryland municipal securities are:

         o  municipal notes and tax-exempt commercial paper;

         o  serial bonds sold with a series of maturity dates;

         o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;

         o bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future;

         o revenue anticipation notes sold in expectation of receipt of federal income available under the Federal Revenue Sharing Program;

         o prerefunded municipal bonds refundable at a later date (payment of principal and interest on prerefunded bonds is assured through the first call date by the deposit in escrow of U.S. government securities); or

         o general obligation bonds secured by a municipality's pledge of taxation.

The Treasury Money Market Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests only in short-term U.S. Treasury obligations. Short-term U.S. Treasury obligations as used herein refers to evidences of indebtedness issued by the United States, or issued by an agency or instrumentality thereof, and fully guaranteed as to principal and interest by the United States, maturing in 397 days or less from the date of acquisition unless they are purchased under a repurchase agreement that provides for repurchase by the seller within one year from the date of acquisition.
The Fund may also retain Fund assets in cash.

The Money Market Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests primarily in money market instruments maturing in 397 days or less and which include, but are not limited to, commercial paper and demand master notes, domestic and foreign bank instruments, U.S. government obligations, and corporate debt obligations.

      Bank Instruments

         The types of bank instruments in which the Fund invests are those set forth under "The Style Manager: Large Cap Fund-Bank Instruments."

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest are those set forth under "The U.S. Government Securities Fund-U.S. Government Obligations."

The Tax-Free Money Market Fund
--------------------------------------------------------------------------------

The Fund invests in a portfolio of municipal securities maturing in 13 months or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal income tax (including alternative minimum tax). The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Portfolio Investments and Strategies
--------------------------------------------------------------------------------

Repurchase Agreements

The Funds or their custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds may engage in these transactions to an extent that would cause the segregation of an amount up to 20% of the total value of their assets. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their respective assets.

Lending of Portfolio Securities

The  collateral  received when The U.S.  Government  Securities  Fund, The Style
Manager: Large Cap Fund, The Style Manager Fund, and The Money Market Fund lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the particular Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The U.S. Government Securities Fund and The Style Manager: Large Cap Fund do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities

The Funds may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, The U.S. Government Securities Fund, The Style
Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will limit investments in illiquid securities, including certain restricted securities determined by the Trustees not to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets. In the case of The Virginia Municpal Bond Fund and The Maryland Municipal Bond Fund, illiquid securities will include participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the adviser believes cannot be sold within seven days. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund will limit investments in illiquid securities, including certain securities determined by the Trustees not to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, and in the case of The Money Market Fund, specifically including non-negotiable fixed income time deposits with maturities over seven days, to 10% of their net assets.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, and The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by a Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds intend to not subject such paper to the limitation applicable to restricted securities.

Participation Interests

The financial institutions from which The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give a Fund the right to demand payment on specified notice (normally within thirty days for The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund and seven days for The Tax-Free Money Market Fund) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by a Fund. By purchasing participation interests, a Fund is buying a security meeting the maturity and quality requirements of a Fund and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, a Fund's investment adviser will consider the following quality factors:

         o the quality of the underlying municipal security (of which a Fund takes possession);

         o  the quality of the issuer of the participation interest; and

         o a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Variable Rate Municipal Securities

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund invest in variable municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

Many municipal securities with variable interest rates purchased by the The Tax-Free Money Market Fund are subject to repayment of principal (usually within seven days) on the The Tax-Free Money Market Fund's demand. For purposes of determining the Fund's average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Municipal Leases

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the adviser, under the authority delegated by the Board of Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee;
(b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debts, administrative, economic and financial characteristics, and prospects);
(d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement of legal recourse provided upon an event of nonappropriation or other termination of the lease.

Temporary Investments

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund and The Tax-Free Money Market Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes and to maintain liquidity.

From time to time, such as when suitable securities are not available to the respective Fund, a Fund may invest a portion of its assets in cash. Any portion of a Fund's assets maintained in cash will reduce the amount of assets in securities held in the respective Fund, and could thereby reduce a Fund's yield.

Adjustable Rate Mortgage Securities

The U.S. Government Securities Fund invests in adjustable rate mortgage securities ("ARMS"). Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g. investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payment may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Portfolio Turnover

The Funds will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve a Fund's investment objective. The Style Manager: Large Cap Fund and The Style Manager Fund may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. A high portfolio turnover will result in increased transaction costs to the Fund. For the fiscal years ended September 30, 1997 and 1996, the portfolio turnover rates were 80% and 118%, respectively, for The U.S. Government Securities Fund; 56% and 151%, respectively, for The Style Manager: Large Cap Fund; 19% and 129%, respectively, for The Virginia Municipal Bond Fund; 13% and 138%, respectively, for The Maryland Municipal Bond Fund; and 94% and 112%, respectively, for The Style Manager Fund.

Investment Limitations
--------------------------------------------------------------------------------

      Issuing Senior Securities and Borrowing Money

         The Funds will not issue senior securities except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, and The Money Market Fund, during the period any reverse repurchase agreements are outstanding, the Funds will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

      Selling Short and Buying on Margin

         The Funds will not purchase any securities on margin but they may obtain such short-term credits as may be necessary for clearance of transactions. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, and The Style Manager Fund, the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund may not sell any securities short.

      Pledging Assets

         The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases the Funds, except The Tax-Free Money Market Fund, may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of a Fund at the time of the pledge. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

      Lending Cash or Securities

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund, will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This shall not prevent a Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

         The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will not lend any of their assets, except that they may acquire publicly or nonpublicly issued municipal securities or temporary investments or enter into repurchase agreements as permitted by a Fund's investment objective, policies, limitations and Declaration of Trust.

         The Tax-Free Money Market Fund will not lend any of its assets except that it may purchase or hold portfolio securities permitted by its investment objective, policies and limitations, or Declaration of Trust.

      Investing in Restricted Securities

         Except for The Tax-Free Money Market Fund, the Funds will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except certain restricted securities which meet the criteria for liquidity as established by the Board of Trustees. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund and The Money Market Fund, this exception specifically extends to commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).

         The Tax-Free Money Market Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under federal securities law, except for restricted securities determined to be liquid under criteria established by the Trustees.

      Investing in Commodities

         The Funds will not purchase or sell commodities, commodity contracts or commodity futures contracts except for financial futures contracts in the case of The Style Manager: Large Cap Fund and The Style Manager Fund.

      Investing in Real Estate

         The Funds will not purchase or sell real estate, including limited partnership interests with respect to The Style Manager Fund, although The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein. The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Money Market Fund, and The Tax-Free Money Market Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

      Diversification of Investments

         With respect to 75% of the value of its total assets, The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The
         Style  Manager  Fund  and The  Money  Market  Fund  will  not  purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. The U.S. Government Fund and The Style Manager: Large Cap Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

      Concentration of Investments

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund and The Money Market Fund will not invest 25% or more of the value of their total assets in any one industry. With respect to The Money Market Fund, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations, or instruments secured by these money market instruments, such as repurchase agreements for U.S. government obligations, shall not be considered investments in any one industry.

         The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest on which is paid from revenues of similar types of projects. However, these Funds may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

         The Tax-Free Money Market Fund will not invest 25% or more of the value of its total assets in any one industry, except that it may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and industrial development bonds as long as they are not from the same facility or similar types of facilities. The Tax-Free Money Market Fund does not intend to purchase securities that would increase the percentage of its assets invested in the securities of governmental subdivisions located in any one state, territory, or U.S. possession to 25% or more.

      Underwriting

         The Funds will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

The above limitations cannot be changed with respect to a Fund without approval of a majority of that Fund's Shares. The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

      Investing in Illiquid Securities

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, and The Maryland Municipal Bond Fund will not invest more than 15% of the value of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities determined by the Trustees not to be liquid; and, in the case of The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, specifically including participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the adviser believes cannot be sold within seven days. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund will not invest more than 10% of the value of their net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and certain securities determined by the Trustees not to be liquid; and, in the case of The Money Market Fund, specifically including non-negotiable fixed income time deposits with maturities over seven days.

      Investing in Securities of Other Investment Companies

         The Funds will limit their respective investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general , unless permitted to do so by order of the SEC. The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. With respect to The Treasury Money Market Fund and The Money Market Fund, the Funds will limit their investments and the securities of other investment companies to those of The Money Market Funds having investment objectives and policies similar to their own. The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will invest in other investment companies primarily for the purposes of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

      Purchasing Securities to Exercise Control

         A Fund will not purchase securities of a company for the purpose of exercising control or management.

      Selling Short

         Neither The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, nor The Style Manager Fund will sell securities short unless
         (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 10% of The U.S. Government Securities Fund's nor The Style Manager: Large Cap Fund's net assets.

         With respect to The Style Manager Fund, the segregated amount will not exceed 5% of the Fund's net assets. The dollar amount of short sales at any one time shall not exceed 5% of the Fund's net assets and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer.

         While in a short position, the Fund will retain the securities, rights or segregated assets.

Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund have no present intent to borrow money, pledge securities, sell securities short, or invest in restricted or illiquid securities in excess of 5% of the value of their respective net assets in the coming fiscal year.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund have no present intent to issue senior securities or borrow money, pledge securities, invest in restricted or illiquid securities, sell securities short, or engage in when-issued and delayed delivery transactions in excess of 5% of the value of its net assets during the fiscal period.

The Treasury Money Market Fund and The Money Market Fund do not expect to issue senior securities or borrow money, pledge securities, sell securities short, engage in when-issued and delayed delivery transactions or reverse repurchase agreements, for The Money Market Fund only, in excess of 5% of the value of their net assets during the coming fiscal year.

The Tax-Free Money Market Fund does not intend to borrow money, sell securities short, or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year.

Virtus Funds Management
--------------------------------------------------------------------------------

Officers and Trustees are listed with their addresses, birthdates, present positions with Virtus Funds, and principal occupations.


--------------------------------------------------------------------------------
John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


--------------------------------------------------------------------------------
Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


--------------------------------------------------------------------------------

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Edward C. Gonzales *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


--------------------------------------------------------------------------------

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

Consultant;   Former  State   Representative,   Commonwealth  of  Massachusetts;
formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds


--------------------------------------------------------------------------------

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


--------------------------------------------------------------------------------
John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President and Secretary

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


--------------------------------------------------------------------------------
Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

Vice President

Executive  Vice  President  and  Trustee,  Federated  Investors;   Chairman  and
Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, PA

Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President and Assistant Treasurer of some of the Funds.


--------------------------------------------------------------------------------
         * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

         @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

Officers and Trustees own less than 1% of the outstanding shares of each Fund.

As of October 31, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Funds: Stephens Inc., Little Rock, AR, for the exclusive benefit of their customers owned approximately 4,204,370 (40.26%) of the Investment Shares of U.S. Government Securities Fund; 1,208,630 (24.63%) of the Investment Shares of The Style Manager: Large Cap Fund; 1,742,805 (34.81%) of the Shares of The Style Manager Fund; 1,758,994 (33.10%) of the Investment Shares of The Virginia Municipal Bond Fund; 629,671 (25.07%) of the Investment Shares of The Maryland Municipal Bond Fund; 18,064,663 (15.34%) of the Investment Shares of Treasury Money Market Fund; 21,024,493 (27.80%) of the Investment Shares of Money Market Fund; and 3,716,118 (6.60%) of the Shares of The Tax-Free Money Market Fund. As of October 31, 1997, Bova & Co., Richmond, VA, acting in various capacities for numerous accounts, owned approximately 5,165,113 (100%) of the Trust Shares of The U.S. Government Securities Fund; 1,613,118 (99%) of the Trust Shares of The Style Manager: Large Cap Fund; 1,693,162 (33.82%) of the Shares of The Style Manager Fund; 1,802,105 (99.78%)
of the Trust Shares of The Virginia Municipal Bond Fund; 434,681 (100%) of the Trust Shares of The Maryland Municipal Bond Fund; 206,814,801 (99.92%) of the Trust Shares of Treasury Money Market Fund; 177,645,283 (96.43%) of the Trust Shares of The Money Market Fund; and 42,583,759 (75.60%) of the Shares of The Tax-Free Money Market Fund.

Officers and Trustees Compensation

---------------------------------------------------------------------------------------------------
NAME ,                                  AGGREGATE                      TOTAL COMPENSATION
POSITION WITH                           COMPENSATION FROM              PAID TO TRUSTEES FROM
TRUST                                   TRUST+                         TRUST AND FUND COMPLEX

---------------------------------------------------------------------------------------------------
John F. Donahue,                            $0                             $-0- for the Trust and
Chairman and Trustee                                                       2 investment companies
Thomas G. Bigley                            $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
John T. Conroy, Jr.,                        $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
William J. Copeland,                        $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
James E. Dowd                               $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
Lawrence D. Ellis, M.D.,                    $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Edward L. Flaherty, Jr.,                    $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
Edward C. Gonzales,                         $0                             $-0- for the Trust and
President, Treasurer and Trustee                                           2 investment companies
Peter E. Madden,                            $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Wesley W. Posvar,                           $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Marjorie P. Smuts,                          $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies


+The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
--------------------------------------------------------------------------------

Adviser to the Trust

The Trust's investment adviser is Virtus Capital Management, Inc., a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

The adviser shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, Virtus Capital Management, Inc. receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended September 30, 1997, 1996, and 1995, the adviser earned fees from: The U.S. Government Securities Fund of $1,325,841, $1,612,364, and $1,581,364,
respectively, of which $37,709, $276,121, and $589,885, respectively, were voluntarily waived; The Style Manager: Large Cap Fund of $749,609, $704,007, and $678,512, respectively, of which $0, $0, and $189,983, respectively, were voluntarily waived; The Virginia Municipal Bond Fund of $650,276, $762,051, and $775,247, respectively, of which $0, $20,993, and $227,301, respectively, were voluntarily waived; The Maryland Municipal Bond Fund of $273,851, $315,941, and $316,194, respectively, of which $0, $106,102, and $187,476, respectively, were voluntarily waived; The Treasury Money Market Fund of $1,897,464, $1,721,497, and $2,347,424, respectively, of which $46,840, $209,248, and $469,485, respectively, were voluntarily waived; The Money Market Fund of $1,250,019, $1,249,811, and $868,490, respectively, of which $57,472, $299,129, and
$336,697, respectively, were voluntarily waived; and The Tax Free Money Market Fund of $302,027, $462,900 and $262,792, respectively, of which $94,455,
$184,473, and $262,792, respectively, were voluntarily waived. During the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1996, the adviser earned fees from The Style Manager Fund of $830,673, $657,611 and $374,393, respectively, of which $326,846, $290,966 and $374,393, respectively, were voluntarily waived.

Sub-Adviser to The Style Manager: Large Cap Fund and The Style Manager Fund

Trend Capital Management, Inc. is the sub-adviser to The Style Manager: Large Cap Fund and The Style Manager Fund.

Sub-Advisory Fees

For its sub-advisory services, the Sub-Adviser receives an annual sub-advisory fee as described in the prospectus. For the fiscal years ended September 30, 1997, 1996, and 1995, the sub-adviser earned fees from The Style Manager; Large Cap Fund of $144,886, $0, and $0, respectively, of which $0, $0, and $0, respectively, were voluntarily waived. For the fiscal years ended September 30, 1997, 1996, and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, the sub-adviser earned fees from The Style Manager Fund of $74,119, $0, and $0, respectively, of which $0, $0, and $0, respectively, were voluntarily waived.

Other Services
--------------------------------------------------------------------------------

Administrative Services

Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal years ended September 30, 1997, 1996, and 1995, the Funds incurred administrative services fees as follows: The U.S. Government Securities Fund incurred $172,113, $211,649, and $226,246, respectively, none of which was voluntarily waived; The Style Manager: Large Cap Fund incurred $97,360, $92,298, and $97,229, respectively, none of which was voluntarily waived; The Virginia Municipal Bond Fund incurred $84,421, $100,059, and $110,908, respectively, none of which was voluntarily waived; The Maryland Municipal Bond Fund incurred $75,000, $67,667, and $45,246, respectively, none of which was voluntarily waived; The Treasury Money Market Fund incurred
$369,581, $336,951, and $500,283, respectively, none of which was voluntarily waived; The Money Market Fund incurred $243,450, $254,134, and $185,586, respectively, none of which was voluntarily waived; and The Tax-Free Money Market Fund incurred $75,171, $95,363, and $58,355, respectively, none of which was voluntarily waived. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund incurred $75,125, $93,863 and $85,069, respectively, in administrative services fees, none of which was voluntarily waived.

Custodian

Signet Trust Company, Richmond, Virginia, is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Transfer Agent

Federated Shareholder Services Company, Boston, Massachusetts, is transfer agent for the Shares of the Funds and dividend disbursing agent for the Funds.

Independent Auditors

The independent auditors for the Funds are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.

Brokerage Transactions
--------------------------------------------------------------------------------

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Board of Trustees.

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include:

         o  advice as to the advisability of investing in securities;

         o  security analysis and reports;

         o  economic studies;

         o  industry studies;

         o  receipt of quotations for portfolio evaluations; and

         o  similar services.

The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Research services provided by brokers may be used by the adviser in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

For the fiscal years ended September 30, 1997, 1996 and 1995, The Style Manager:
Large Cap Fund paid $140,842, $403,888 and $562,493, respectively, in commissions on brokerage transactions. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund paid $215,622, $311,323, and $0, respectively, in commissions on brokerage transactions.

Purchasing Shares
--------------------------------------------------------------------------------

Shares of the Funds are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Funds is explained in the prospectus under "Investing in Shares."

Distribution Plan

The Trust has adopted a Plan for Investment Shares of the The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund and The Money Market Fund and Shares of The Style Manager Fund and The Tax-Free Money Market Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the Funds' distributor, Federated Securities Corp., shall act as the distributor of Shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Funds and their holders of Shares and (ii) stimulate administrators to render administrative support services to the Funds and their holders of Shares. These services are to be provided by a representative who has knowledge of the holder of Shares' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Funds; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests.

Other benefits which the Funds hope to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Shares by having them rapidly invested in the Funds with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Shares and
prompt  responses  to  shareholder   requests  and  inquiries  concerning  their
accounts.

By adopting the Plan, the Board of Trustees expects that the Funds will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Funds in seeking to achieve their respective investment objectives. By identifying potential investors in Shares whose needs are served by a particular Fund's objective, and properly servicing these accounts, the Funds may be able to curb sharp fluctuations in rates of redemptions and sales.

For the fiscal years ended September 30, 1997, 1996, and 1995, the Funds paid fees to brokers and administrators (financial institutions) pursuant to the Plan as follows: The U.S. Government Securities Fund $279,386, $297,511, and $268,621, respectively; The Style Manager: Large Cap Fund $175,775, $128,090, and $80,046, respectively; The Virginia Municipal Bond Fund, $158,225, $174,114, and $174,523, respectively; The Maryland Municipal Bond Fund, $73,620, $82,278, and $80,136, respectively; The Treasury Money Market Fund, $331,053, $270,001, and $80,097, respectively; and The Money Market Fund, $206,038, $198,913, and $79,316, respectively. For the fiscal years ended September 30, 1997, 1996 and 1995, the Tax-Free Money Market Fund paid no fees pursuant to the Plan. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund paid no fees pursuant to the Plan.

Conversion to Federal Funds

It is the policy of The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------

Net asset values of The U.S.  Government  Securities  Fund,  The Style  Manager:
Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund generally change each day. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund attempt to stabilize the value of their Shares at $1.00. The days on which the net asset value is calculated by these Funds are described in the prospectus.

Determining Market Value of Securities

The market value of The U.S. Government Securities Fund's portfolio securities is determined as follows:

         o according to the mean between the over-the-counter bid and asked prices provided by an independent pricing service, if available, or at fair value as determined in good faith by the Fund's Board of Trustees; or

         o for short-term obligations with remaining maturities of 60 days or less at the time of purchase at amortized cost unless the Board of Trustees determines that particular circumstances of the security indicate otherwise.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The market value of portfolio securities of The Style Manager: Large Cap Fund and The Style Manager Fund is determined as follows:

         o for equity securities, according to the last sale price on a national securities exchange, if available;

         o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

         o  for unlisted equity securities, the latest bid prices;

         o for bonds and other fixed income securities, as determined by an independent pricing service;

         o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase at amortized cost; or

         o for all other securities, at fair value as determined in good faith by the Board of Trustees.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, and The Style Manager Fund will value futures contracts, options, and put options on futures and at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and the asked prices.

Use of the Amortized Cost Method

With respect to The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund, the Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

A Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment
Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and a Fund's investment objective.

Under the Rule, a Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles a Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Funds acquire instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Funds treat demand features and standby commitments as a part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts", the Fund does not consider them to be separate investments for purposes of its investment policies.

      Monitoring Procedures

         The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than .50% between the two. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

      Investment Restrictions

         The Rule requires that a Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires a Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per Share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by a Fund.

         Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

A Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on Shares, computed by dividing the annualized daily income on a Fund's portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on Shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Valuing Municipal Securities

With respect to The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund, the Board of Trustees uses an independent pricing service to value municipal securities. The independent pricing service takes into consideration: yield; stability; risk; quality; coupon rate; maturity; type of issue; trading characteristics; special circumstances of a security or trading market; and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities and does not rely exclusively on quoted prices.

Use of Amortized Cost

With respect to The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, the Board of Trustees has decided that the fair value of debt securities purchased by a Fund with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

Redeeming Shares
--------------------------------------------------------------------------------

Each Fund redeems Shares at the next computed net asset value after a Fund receives the redemption request, less a contingent deferred sales charge, if applicable. Redemption procedures are explained in the prospectus under "Redeeming Investment Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund's portfolio.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which a Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of any class' net asset value during any 90-day period. Although a Fund reserves the right to redeem Shares in kind, it will activate this right only after providing 60 days' notice to shareholders.

Massachusetts Partnership Law
--------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for obligations of the Trust, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------

The Funds' Tax Status

The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

         o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

         o  invest in securities within certain statutory limits; and

         o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund, shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by a Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

With respect to The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund, no portion of any income dividend paid by a Fund is eligible for the dividends received deduction available to corporations.

      Capital Gains

         Capital gains experienced by The Treasury Money Market Fund and The Money Market Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, these Funds realize net long-term capital gains, such net long-term capital gains will be distributed at least once every 12 months.

With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund, long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held Shares.

With respect to The Maryland Municipal Bond Fund, The Virginia Municipal Bond Fund, and The Tax-Free Money Market Fund, capital gains or losses may be realized by a Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:

         o  the availability of higher relative yields;

         o  differentials in market values;

         o  new investment opportunities;

         o  changes in creditworthiness of an issuer; or

         o  an attempt to preserve gains or limit losses.

Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the Shares.

Total Return
--------------------------------------------------------------------------------

The average annual total returns for Investment Shares and Trust Shares of The U.S. Government Securities Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.75%, 4.70%, 7.10% and 7.16%, 4.93%, 7.27%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Style Manager: Large Cap Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 37.02%, 13.84%, 14.03% and 37.37%,
14.09%, 14.21%, respectively.

The average annual total returns for The Style Manager Fund for the one-year period ended September 30, 1997 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1997 were 41.85% and 28.04%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Virginia Municipal Bond Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 7.74%, 5.73%, 6.45% and 8.00%, 5.96%, 6.62%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Maryland Municipal Bond Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 6.92%, 5.33%, 6.01% and 7.19%, 5.56%, 6.18%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Treasury Money Market Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.58%, 3.93%, 4.18% and 4.84%, 4.15%, 4.34%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Money Market Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.67%, 4.11%, 4.36% and 4.93%, 4.31%,
4.50%, respectively.

The average annual total returns for The Tax-Free Money Market Fund for the one-year period ended September 30, 1997 and for the period from July 27, 1994 (date of initial public investment) to September 30, 1997 were 2.83% and 3.09%, respectively.

The average annual total return for Shares of each Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number if shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly/quarterly reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------

The yield for the seven-day period ended September 30, 1997 for The Treasury Money Market Fund and The Money Market Fund were 4.54% and 4.59%, respectively, for Investment Shares and 4.79% and 4.84%, respectively, for Trust Shares. The yield for the seven-day period ended September 30, 1997 for The Tax-Free Money Market Fund was 3.06%.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund's yield for the thirty-day period ended September 30, 1997 was 5.27%, 0.36%, 3.72% and 3.10% for Investment Shares and 5.52%, 0.61%, 3.97% and 3.35% for Trust Shares. The yield for the thirty-day period ended September 30, 1997 for The Style Manager Fund was 0.23%.

The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund calculate yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased Shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o  multiplying the base period return by 365/7.

The yield for Shares of The U.S. Government  Securities Fund, The Style Manager:
Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the class of shares over a thirty-day period by the maximum offering price per share of the class of shares on the last day of the period. The yield of the Investment Shares of the Fund is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange
Commission) earned by the class of shares over a thirty-day period by the maximum offering price per share of the class of shares on the last day of the period. This value is then annualized using semiannual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

With respect to The U.S. Government Securities Fund and The Style Manager: Large Cap Fund, the yield will be calculated separately for Investment Shares and Trust Shares. Because Investment Shares are subject to a 12b-1 fee, the net yield for Trust Shares for the same period will exceed that of Investment Shares.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

Effective Yield
--------------------------------------------------------------------------------

The effective yields for the seven-day period ended September 30, 1997 for The Treasury Money Market Fund and The Money Market Fund were 4.64% and 4.70%, respectively, for Investment Shares and 4.90% and 4.96%, respectively, for Trust Shares. The effective yield for the period ended September 30, 1997 for The Tax-Free Money Market Fund was 3.11%.

The effective yield of The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund is computed by compounding the unannualized base period return by:

         o  adding 1 to the base period return;

         o  raising the sum to the 365/7th power; and

         o  subtracting 1 from the result.

Tax-Equivalent Yield
--------------------------------------------------------------------------------

The tax-equivalent yield for both classes of shares for The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, and for The Tax-Free Money Market Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that either class would have had to earn to equal its actual yield, assuming a 28% tax rate and also assuming that income earned by the Fund is 100% tax-exempt.

The tax-equivalent yield for the Investment Shares for the thirty-day period ended September 30, 1997, was 5.17% for The Virginia Municipal Bond Fund and 4.31% for The Maryland Municipal Bond Fund. The tax-equivalent yield for the Trust Shares was 5.51% for The Virginia Municipal Bond Fund and 4.65% for The Maryland Municipal Bond Fund for the same period. The tax-equivalent yield for The Tax-Free Money Market Fund for the seven-day period ended September 30, 1997, was 4.25%.

      Tax-Equivalency Tables

         Both classes of shares may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax, and is often free from state and local taxes as well. As the tables below indicate, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997
                                                         MULTISTATE MUNICIPAL FUNDS
---------------------------------------------------------------------------------------------------------------------------------
        FEDERAL INCOME TAX BRACKET:
                              15.00%        28.00%             31.00%               36.00%              39.60%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN              41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN              24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
Yield                                       Taxable Yield Equivalent


---------------------------------------------------------------------------------------------------------------------------------
           1.00%            1.18%          1.39%             1.45%               1.56%               1.66%
           1.50%            1.76%          2.08%             2.17%               2.34%               2.48%
           2.00%            2.35%          2.78%             2.90%               3.13%               3.31%
           2.50%            2.94%          3.47%             3.62%               3.91%               4.14%
           3.00%            3.53%          4.17%             4.35%               4.69%               4.97%
           3.50%            4.12%          4.86%             5.07%               5.47%               5.79%
           4.00%            4.71%          5.56%             5.80%               6.25%               6.62%
           4.50%            5.29%          6.25%             6.52%               7.03%               7.45%
           5.00%            5.88%          6.94%             7.25%               7.81%               8.28%
           5.50%            6.47%          7.64%             7.97%               8.59%               9.11%
           6.00%            7.06%          8.33%             8.70%               9.38%               9.93%
           6.50%            7.65%          9.03%             9.42%              10.16%              10.76%
           7.00%            8.24%          9.72%            10.14%              10.94%              11.59%
           7.50%            8.82%         10.42%            10.87%              11.72%              12.42%
           8.00%            9.41%         11.11%            11.59%              12.50%              13.25%

         Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

         The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

         * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997

                                      STATE OF VIRGINIA
---------------------------------------------------------------------------------------------------------------------------------
                 COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
                            20.75%        33.75%             36.75%               41.75%              45.35%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN              41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN              24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
Yield                                       Taxable Yield Equivalent


---------------------------------------------------------------------------------------------------------------------------------
           1.50%            1.89%          2.26%             2.37%               2.58%               2.74%
           2.00%            2.52%          3.02%             3.16%               3.43%               3.66%
           2.50%            3.15%          3.77%             3.95%               4.29%               4.57%
           3.00%            3.79%          4.53%             4.74%               5.15%               5.49%
           3.50%            4.42%          5.28%             5.53%               6.01%               6.40%
           4.00%            5.05%          6.04%             6.32%               6.87%               7.32%
           4.50%            5.68%          6.79%             7.11%               7.73%               8.23%
           5.00%            6.31%          7.55%             7.91%               8.58%               9.15%
           5.50%            6.94%          8.30%             8.70%               9.44%              10.06%
           6.00%            7.57%          9.06%             9.49%              10.30%              10.98%

        Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997
                                                            STATE OF MARYLAND
                                      INCLUDING LOCAL INCOME TAX
---------------------------------------------------------------------------------------------------------------------------------
                     COMBINED FEDERAL, STATE, AND COUNTY INCOME TAX BRACKET:
                            22.50%        35.50%             38.50%               43.50%              47.10%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN:             41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN:             24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT
YIELD                                       TAXABLE YIELD EQUIVALENT


---------------------------------------------------------------------------------------------------------------------------------
           2.00%            2.58%          3.10%             3.25%               3.54%               3.78%
           2.50%            3.23%          3.88%             4.07%               4.42%               4.73%
           3.00%            3.87%          4.65%             4.88%               5.31%               5.67%
           3.50%            4.52%          5.43%             5.69%               6.19%               6.62%
           4.00%            5.16%          6.20%             6.50%               7.08%               7.56%
           4.50%            5.81%          6.98%             7.32%               7.96%               8.51%
           5.00%            6.45%          7.75%             8.13%               8.85%               9.45%
           5.50%            7.10%          8.53%             8.94%               9.73%              10.40%
           6.00%            7.74%          9.30%             9.76%              10.62%              11.34%
           6.50%            8.39%         10.08%            10.57%              11.50%              12.29%

         NOTE:  THE  MAXIMUM  MARGINAL  TAX RATE FOR  EACH  BRACKET  WAS USED IN
         CALCULATING THE TAXABLE YIELD EQUIVALENT. FURTHERMORE, ADDITIONAL STATE
         AND LOCAL TAXES PAID ON COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO
         INCREASE FEDERAL DEDUCTIONS. THE LOCAL INCOME TAX RATE IS ASSUMED TO BE
         50% OF THE STATE RATE FOR ALL COUNTIES EXCLUDING  ALLEGANY,  BALITMORE,
         MONTGOMERY,  PRINCE  GEORGE'S,  QUEEN  ANNE'S,  ST.  MARY'S,  SOMERSET,
         TALBOT, WICOMICO, AND WORCESTER.

Performance Comparisons
---------------------------------------------------------------------------------------------------------------------------------

Each Fund's performance of both classes of shares depends upon such variables as:

         o  portfolio quality;

         o  average portfolio maturity;

         o  type of instruments in which the portfolio is invested;

         o changes in interest rates on money market instruments, in the case of The Treasury Money Market Fund and The Money Market Fund, or changes in interest rates and market value of portfolio securities in the case of U.S. Government Income Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and Maryland Municipal Bond Fund;

         o  changes in each Fund's or each class of Shares' expenses;

         o the relative amount of The Treasury Money Market Fund's and The Money Market Fund's cash flow; and

         o  various other factors.

In the case of The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, either class of shares' performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return. The Style Manager Fund and The Style Manger: Large Cap Fund may also from time to time provide information on, or use quotations from, studies of investment analysts dealing with the management of equity portfolios on the basis of "style" selection (i.e., value vs. growth) and stock "size" (i.e., large cap vs. small cap) and may also use historical data demonstrating the performance records of the value, growth, large cap and small cap components of the equity market, and combinations thereof.

From time to time, the Funds may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Fund Investors. We may also compare the historical returns on various investments, performance indexes of those investments or economic indicators. In addition, the Funds may reprint articles about the Funds and provide them to prospective shareholders. The Broker/Dealer may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Funds may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be represented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparison may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Funds, and that such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

The financial publications and/or indices which the Funds use in advertising may include, but are not limited to:

The U.S. Government Securities Fund

         o MERRILL LYNCH COMPOSITE 1-5 YEAR TREASURY INDEX is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.

         o SALOMON BROTHERS 3-5 YEARS GOVERNMENT INDEX quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes income into account any change in net asset value over a specific period of time. From time to time, the Trust will quote its Lipper ranking in the U.S. Government funds category in advertising and sales literature.

         o MERRILL LYNCH 3-5 YEAR TREASURY INDEX is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.

         o MERRILL LYNCH 3-YEAR TREASURY YIELD CURVE INDEX is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

         o LEHMAN BROTHERS GOVERNMENT INTERMEDIATE INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and maturities of 1-10 years.

         o 3 YEAR TREASURY NOTES Source: Wall Street Journal, Bloomberg Financial Markets, and Telerate.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

The Style Manager: Large Cap Fund and The Style Manager Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "growth and income funds" category in advertising and sales literature.

         o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

         o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "general municipal bond funds" category in advertising and sales literature.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.
            The maximum rating is five stars, and ratings are effective for two weeks.

The Treasury Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "short-term U.S. government funds" category in advertising and sales literature.

         o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.

The Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "money market instruments fund" category in advertising and sales literature.

         o BANK RATE MONITOR NATIONAL INDEX, Miami, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard

         Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Investors may use such indices or reporting services in addition to either class of shares' prospectus to obtain a more complete view of the Share's performance before investing. Of course, when comparing performance of either class of shares to any index, factors such as portfolio composition and prevailing market conditions should be considered in assessing the significance of such comparisons.

The Tax-Free Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "Tax-Free Money Market Funds" category in advertising and sales literature.

         o IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication, reports monthly and 12-month-to-date investment results for the same money funds.

         o MONEY, A MONTHLY MAGAZINE, regularly ranks money market funds in various categories based on the latest available seven-day compound effective yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

         o SALOMON BROTHERS SIX-MONTH PRIME MUNI NOTES is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly.

         o SALOMON BROTHERS ONE-MONTH TAX-EXEMPT COMMERCIAL PAPER is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. It is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc. also tracks this Salomon Brothers Index.

Advertisements and other sales literature for both classes of shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in either class of shares based on monthly reinvestment of dividends over a specified period of time.

Economic and Market Information

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Trust's portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion t the more than 6,000 funds available.

Financial Statements
--------------------------------------------------------------------------------

The financial statements for the fiscal period ended September 30, 1997, are incorporated herein by reference from the Funds' Annual Report dated September 30, 1997. A copy of the Annual Report for a Fund may be obtained without charge by contacting Signet Trust Company at the address located on the back cover of the combined prospectus or by calling 804-771-7470.

Appendix
--------------------------------------------------------------------------------

Standard and Poor's Ratings Group Municipal Bond Rating Definitions

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the  obligation.  BB indicates  the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Municipal Bond Rating Definitions

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

NR NR indicates that Fitch does not the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in AAA category.

Standard & Poor's Corporation, Municipal Note Ratings

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Short-Term Loan Ratings

MIG1/VMIG1        This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2        This designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.









COMBINED
ANNUAL REPORT
SHAREHOLDERS


September 30, 1997

 . The U.S. Government Securities Fund

 . The Style Manager: Large Cap Fund

 . The Style Manager Fund

 . The Virginia Municipal Bond Fund

 . The Maryland Municipal Bond Fund

 . The Treasury Money Market Fund

 . The Money Market Fund

 . The Tax-Free Money Market Fund

Funds Managed by

[LOGO] VIRTUS
       CAPITAL MANAGEMENT, INC.

The Investment Adviser to The Virtus Funds is Virtus Capital Management, Inc., a subsidiary of Signet Banking corporation. The Virtus Funds are administered by subsidiaries of Federated Investors, independent of Signet.

Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by FDIC. They involve risk, including the possible loss of principal invested.

Virtus Capital Management, Inc. is the investment adviser for The Virtus Funds. Federated Securities Corp. is the distributor of The Funds.

Federated Securities Corp., Distributor, is independent of Signet Bank.


[LOGO] VIRTUS
       FUNDS


MESSAGE TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Investor:

Here is your Annual Report for The Virtus Funds, which covers the 12-month period from October 1, 1996 through September 30, 1997.

On the following pages, you will find complete financial information for every fund in the Virtus family. The sections for The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund begin with a management discussion and analysis by the portfolio manager, followed by a long-term performance graph. Each fund also contains a complete list of holdings, and the financial statements.

As the following fund-by-fund summary indicates, the reporting period was very strong for stocks and improved for bonds:

 . THE U.S. GOVERNMENT SECURITIES FUND paid a dividend stream totaling $0.60 per share for Investment Shares ($0.63 for Trust Shares). These dividends helped the fund produce a total return of 6.89% for Investment Shares (7.16% for Trust Shares) in an improved bond market.* The net asset value of both share classes increased slightly from $9.89 on the first day of the period to $9.95 on the last day of the period. At the end of the reporting period, net assets amounted to more than $157 million.

 . THE STYLE MANAGER: LARGE CAP FUND produced a strong total return of 37.02% for
  Investment Shares (37.37% for Trust Shares) in a highly favorable environment for stocks.* The fund's high-quality stock portfolio paid dividends of $0.14 per share and capital gains of $1.83 per share for Investment Shares (and dividends of $0.18 per share and capital gains of $1.83 per share for Trust Shares). The net asset value of each share class rose 19% from the first day of the period to the last day of the period. At the end of the reporting period, net assets amounted to more than $106 million.

 . THE STYLE MANAGER FUND produced an extremely strong total return of 44.01%* through dividends totaling $0.24 per share and capital gains totaling $0.63 per share. In a highly favorable stock market environment, the fund's net asset value soared from $11.47 on the first day of the period to $15.37 on the last day. Net assets exceeded $76 million on the last day of the reporting period.

 . THE VIRGINIA MUNICIPAL BOND FUND paid double-tax-free dividends** of $0.42 per share for Investment Shares ($0.45 for Trust Shares) through a portfolio that included 29 Virginia municipal bonds. This income stream helped the fund produce a total return of 7.74% for Investment Shares (8.00% for Trust Shares) in a difficult bond market.* The net asset value for both share classes increased from $10.68 on the first day of the period to $11.07 on the last day of the period. Net assets totaled more than $78 million on the last day of the reporting period.

 . THE MARYLAND MUNICIPAL BOND FUND paid double-tax-free dividends** totaling
  $0.37 per share for Investment Shares ($0.40 for Trust Shares). This income stream helped the fund produce a total return of 6.92% for Investment Shares (7.19% for Trust Shares) in a difficult bond market.* The net asset value for both share classes increased from $10.56 on the first day of the period to $10.91 on the last day of the period. At the end of the reporting period, net assets totaled more than $33 million.

 . THE TREASURY MONEY MARKET FUND, a portfolio of U.S. Treasury money market securities, paid dividends totaling $0.05 per share for both Trust Shares and Investment Shares. Assets totaled more than $317 million on the last day of the reporting period.+

 . THE MONEY MARKET FUND paid dividends totaling $0.05 per share for both Trust
  Shares and Investment Shares through its portfolio of high-quality money market securities. The fund ended the reporting period with more than $241 million in net assets.+

 . THE TAX-FREE MONEY MARKET FUND, a portfolio of municipal money market securities, paid tax-free dividends totaling $0.03 per share.++ At the end of the reporting period, net assets reached more than $57 million.+


Thank you for pursuing your financial goals through The Virtus Funds. We hope you are pleased with your progress.

Sincerely,
/s/ John S. Hall
John S. Hall
Chief Investment Officer
Virtus Capital Management, Inc.
Investment Adviser to The Virtus Funds

November 15, 1997
--------
 * Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Reflecting the fund's contingent deferred sales charge, the total returns of The Virtus Funds were as follows: The U.S. Government Securities Fund (Investment Shares): 4.75%; The Style Manager
  Fund: 41.85%; The Style Manager: Large Cap Fund (Investment Shares):
  34.75%; The Virginia Municipal Bond Fund (Investment Shares): 5.70%; and The Maryland Municipal Bond Fund (Investment Shares): 4.87%.
**Income may be subject to the federal alternative minimum tax.
 +Although money market funds seek to maintain a stable net asset value of $1.00 a share, there is no guarantee that they will be able to do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.
++Income may be subject to the federal alternative minimum tax and state and local taxes.


THE U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

Overall, during the last year, we have experienced a relatively calm U.S. fixed income market. While interest rates on maturities longer than two years declined by roughly .50% during the year, that was reasonably mild compared to yield changes observed over the last 20 years. Even the extreme yields observed on five-year Treasuries remained in a fairly narrow range by historical standards. The five-year Treasury saw a low yield of about 5.80% and a high yield of about 6.80% during the 12-month period ended September 30, 1997. One recent study indicated that a year in which interest rates moved by less than 2.00% is reasonably uncommon.

Our overall average maturity position has remained neutral since November 1996. We felt that interest rates would not move by large amounts, and shifted our investment focus from direct Treasuries to mortgage-backed securities and a few callable agencies, which seek to provide a better total return through a higher income component during periods when interest rates are reasonably quiet. Thus, we were able to provide a good total return despite not actively making changes to the average maturity of the portfolio in anticipation of changes in interest rates. For the fiscal year ended September 30, 1997, the fund produced average annual total returns of 6.89% and 7.16% for Investment Shares and Trust Shares, respectively.*

Most of the additional mortgage-backed securities were purchased in the earlier part of the year. After the first quarter of 1997, the yield advantage of buying mortgage-backed securities fell to near historical lows and subsequent additional investments have been postponed. Only recently have yields become slightly more attractive on mortgage-backed securities. For the time being, the fund will maintain an average maturity similar to that of the Lehman Brothers Intermediate Government Bond Index**, and will consider buying additional mortgage-backed securities to help improve the income and total return characteristics when we believe the additional yield received will compensate us for the additional risk of pre-payments associated with mortgage-backed securities.
--------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** Lehman Brothers Intermediate Government Bond Index is comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. This index is unmanaged and investments cannot be made in an index.


THE U.S. GOVERNMENT SECURITIES FUND--Investment Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE U.S. GOVERNMENT SECURITIES FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The U.S. Government Securities Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers Intermediate Government Bond Index ("LBIGB").+


GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX A

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     4.75%
5 Year                                                     4.70%
Start of Performance (10/16/90)                            7.10%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The LBIGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBIGB has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE U.S. GOVERNMENT SECURITIES FUND--Trust Shares
--------------------------------------------------------------------------------

    GROWTH OF $10,000 INVESTED IN THE U.S. GOVERNMENT SECURITIES FUND--TRUST
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The U.S. Government Securities Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers Intermediate Government Bond Index ("LBIGB").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX B

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     7.16%
5 Year                                                     4.93%
Start of Performance (10/16/90)                            7.27%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBIGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBIGB has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 LONG-TERM INVESTMENTS--98.9%
 ---------------------------------------------------------------
             U.S. TREASURY BONDS--12.9%
             ---------------------------------------------------
 $ 4,500,000 United States Treasury Bond, 11.75%, 11/15/2014       $  6,534,225
             ---------------------------------------------------
  13,000,000 United States Treasury Bond, 7.50%, 5/15/2002           13,785,590
             ---------------------------------------------------   ------------
              Total U.S. Treasury Bonds                              20,319,815
             ---------------------------------------------------   ------------
             U.S. TREASURY NOTES--30.3%
             ---------------------------------------------------
  22,000,000 United States Treasury Note, 7.125%, 2/29/2000          22,623,920
             ---------------------------------------------------
   2,000,000 United States Treasury Note, 7.50%, 11/15/2001           2,109,080
             ---------------------------------------------------
  22,000,000 United States Treasury Note, 8.875%, 2/15/1999          22,902,220
             ---------------------------------------------------   ------------
              Total U.S. Treasury Notes                              47,635,220
             ---------------------------------------------------   ------------
             GOVERNMENT OBLIGATIONS--55.7%
             ---------------------------------------------------
     993,000 Federal Agricultural Mortgage Association, 7.37%,
             8/1/2006                                                 1,036,771
             ---------------------------------------------------
  11,350,428 Federal Home Loan Bank, 6.50%, 9/1/2008                 11,330,667
             ---------------------------------------------------
   7,801,431 Federal Home Loan Bank, 6.50%, 11/1/2009                 7,818,516
             ---------------------------------------------------
      81,255 Federal Home Loan Bank, 7.968%, 8/1/2019                    85,404
             ---------------------------------------------------
      29,676 Federal Home Loan Bank, 8.342%, 12/1/2020                   30,979
             ---------------------------------------------------
   8,500,000 Federal Home Loan Mortgage Corp., 7.36%, 6/5/2007        8,825,525
             ---------------------------------------------------
     541,561 Federal Home Loan Mortgage Corp., REMIC, 7.80%,
             5/15/2012                                                  542,514
             ---------------------------------------------------
   5,000,000 Federal Home Loan Mortgage Corp., 7.974%, 4/20/2005      5,062,750
             ---------------------------------------------------
   4,480,000 Federal National Mortgage Association, 6.16%,
             4/3/2001                                                 4,496,486
             ---------------------------------------------------
   4,500,547 Federal National Mortgage Association, 7.00%,
             12/1/1999                                                4,543,933
             ---------------------------------------------------
   3,705,860 Federal National Mortgage Association, 7.00%,
             8/1/2001                                                 3,756,816
             ---------------------------------------------------
  15,418,905 Federal National Mortgage Association, 7.00%,
             4/1/2011                                                15,597,148
             ---------------------------------------------------
  23,204,872 Federal National Mortgage Association, 7.50%,
             8/1/2026                                                23,618,151
             ---------------------------------------------------
     341,912 Federal National Mortgage Association, 8.50%,
             12/1/2001                                                  354,200
             ---------------------------------------------------
      64,350 Federal National Mortgage Association, 8.83%,
             6/1/2019                                                    66,987
             ---------------------------------------------------
     167,619 Government National Mortgage Association, 8.00%,
             3/15/2017                                                  175,948
             ---------------------------------------------------
     320,648 Government National Mortgage Association, 9.00%,
             9/15/2021                                                  345,196
             ---------------------------------------------------   ------------
              Total Government Obligations                           87,687,991
             ---------------------------------------------------   ------------
              TOTAL LONG-TERM INVESTMENTS (IDENTIFIED COST
             $154,447,718)                                          155,643,026
             ---------------------------------------------------   ------------


THE U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                            VALUE
 ----------- --------------------------------------------------   ------------
 (A) REPURCHASE AGREEMENT--0.3%
 --------------------------------------------------------------
 $   460,430 CS First Boston Corp., 6.05%, dated 9/30/1997, due
             10/1/1997
             (AT AMORTIZED COST)                                  $    460,430
             --------------------------------------------------   ------------
              TOTAL INVESTMENTS (IDENTIFIED COST
             $154,908,148)(B)                                     $156,103,456
             --------------------------------------------------   ------------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $154,908,148. The net unrealized appreciation of investments on a federal tax basis amounts to $1,195,308 which is comprised of $1,747,639 appreciation and $552,331 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($157,425,080) at September 30, 1997.

The following acronym is used throughout this portfolio:

REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER: LARGE CAP FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

While small cap value stocks had a very successful year relative to small cap growth stocks*, large cap growth and value stocks remained neck and neck. In August 1997, we transitioned the fund to a more neutral position and now are roughly 50% value and 50% growth oriented.

Virtus Capital Management, Inc. continues to implement the "Style" approach to managing the fund. We seek to capture the predominant investment style to take greater advantage of market trends. This involves opportunistic positioning defined by investment style. "Style" refers to two widely accepted descriptions of stocks known as growth and value. Growth stocks are those companies with above-average earnings expectations. Value stocks are those companies selling at a low price relative to the actual value of their underlying assets. During the 12-month period ended September 30, 1997, the Standard & Poor's ("S&P") 500 Value Index+ produced a total return of 39.22%, and the S&P 500 Growth Index+ returned 41.48%, again neck and neck performance in a very strong year. During the same period, S&P 500 Index+ returned 40.7%. For the 12-month period ended September 30, 1997, the fund produced average annual total returns of 37.02% and 37.37% for Investment Shares and Trust Shares, respectively.++
--------
  * Small cap stocks have historically experienced greater volatility than average.
  + The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation and financial and public utility companies. The S&P 500 Value Index and the S&P 500 Growth Index are sub-indices of the S&P 500 Index. Investments cannot be made in an index.
 ++ Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


THE STYLE MANAGER: LARGE CAP FUND--Investment Shares
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER: LARGE CAP FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager: Large Cap Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX C

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     34.75%
5 Year                                                     13.84%
Start of Performance (10/16/90)                            14.03%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE STYLE MANAGER: LARGE CAP FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER: LARGE CAP FUND--TRUST SHARES

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager: Large Cap Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX D

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     37.37%
5 Year                                                     14.09%
Start of Performance (10/16/90)                            14.21%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE STYLE MANAGER: LARGE CAP FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  SHARES                                     VALUE
 --------- ----------------------------   ------------
 COMMON STOCKS--97.6%
 --------------------------------------
           AEROSPACE & DEFENSE--1.7%
           ----------------------------
    25,600 Boeing Co.                     $  1,393,600
           ----------------------------
     3,600 Lockheed Martin Corp.               383,850
           ----------------------------   ------------
            Total                            1,777,450
           ----------------------------   ------------
           AIRLINES--0.4%
           ----------------------------
     1,500 (a)AMR Corp.                        166,031
           ----------------------------
     2,400 Delta Air Lines, Inc.               226,050
           ----------------------------   ------------
            Total                              392,081
           ----------------------------   ------------
           ALUMINUM--0.5%
           ----------------------------
    17,000 Alcan Aluminum, Ltd.                590,750
           ----------------------------   ------------
           AUTO PARTS & EQUIPMENT--0.5%
           ----------------------------
     5,200 Goodyear Tire & Rubber Co.          357,500
           ----------------------------
     3,100 TRW, Inc.                           170,113
           ----------------------------   ------------
            Total                              527,613
           ----------------------------   ------------
           AUTOMOBILES--1.8%
           ----------------------------
    22,600 Chrysler Corp.                      831,962
           ----------------------------
    23,400 Ford Motor Co.                    1,058,850
           ----------------------------   ------------
            Total                            1,890,812
           ----------------------------   ------------
           BANKS MAJOR REGIONAL--7.0%
           ----------------------------
    16,400 Banc One Corp.                      915,325
           ----------------------------
    18,100 Bank of New York Co., Inc.          868,800
           ----------------------------
     8,300 Barnett Banks, Inc.                 587,225
           ----------------------------
    19,800 First Union Corp.                   991,237
           ----------------------------
     4,100 Fleet Financial Group, Inc.         268,806
           ----------------------------
     4,300 KeyCorp                             273,588
           ----------------------------
    10,600 Mellon Bank Corp.                   580,350
           ----------------------------
     5,500 National City Corp.                 338,594
           ----------------------------
    16,200 NationsBank Corp.                 1,002,375
           ----------------------------
    10,900 Norwest Corp.                       667,625
           ----------------------------
    12,600 PNC Financial Corp.                 615,038
           ----------------------------
     5,200 SunTrust Banks, Inc.                353,275
           ----------------------------   ------------
            Total                            7,462,238
           ----------------------------   ------------
           BANKS-MONEY CENTER--2.3%
           ----------------------------
    15,600 BankAmerica Corp.                 1,143,675
           ----------------------------
     6,600 Citicorp                            883,987
           ----------------------------
     6,000 First Chicago NBD Corp.             451,500
           ----------------------------   ------------
            Total                            2,479,162
           ----------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                              VALUE
 --------- -------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------
           BEVERAGE-ALCOHOLIC--0.5%
           -------------------------------------
    15,000 Seagram Co. Ltd.                        $    528,750
           -------------------------------------   ------------
           BEVERAGE-SOFT DRINK--2.2%
           -------------------------------------
    38,700 Coca-Cola Co.                              2,358,281
           -------------------------------------   ------------
           BIOTECHNOLOGY--0.1%
           -------------------------------------
     2,900 (a)Amgen, Inc.                               139,019
           -------------------------------------   ------------
           BROADCAST MEDIA--1.1%
           -------------------------------------
    27,900 (a)Tele-Communications, Inc., Class A        571,950
           -------------------------------------
    28,900 (a)U.S. West Media Group                     644,831
           -------------------------------------   ------------
            Total                                     1,216,781
           -------------------------------------   ------------
           BUILDING MATERIALS--0.4%
           -------------------------------------
     9,500 Masco Corp.                                  435,219
           -------------------------------------   ------------
           BUILDING SUPPLIES--0.5%
           -------------------------------------
     4,400 Home Depot, Inc.                             229,350
           -------------------------------------
    10,800 Sherwin-Williams Co.                         317,925
           -------------------------------------   ------------
            Total                                       547,275
           -------------------------------------   ------------
           CHEMICALS--1.6%
           -------------------------------------
     7,200 Air Products & Chemicals, Inc.               597,150
           -------------------------------------
     7,600 Dow Chemical Co.                             689,225
           -------------------------------------
     8,700 Union Carbide Corp.                          423,581
           -------------------------------------   ------------
            Total                                     1,709,956
           -------------------------------------   ------------
           CHEMICALS-DIVERSE--0.6%
           -------------------------------------
     6,100 Du Pont (E.I.) de Nemours & Co.              375,531
           -------------------------------------
     8,600 Morton International, Inc.                   305,300
           -------------------------------------   ------------
            Total                                       680,831
           -------------------------------------   ------------
           CHEMICALS-SPECIALTY--0.7%
           -------------------------------------
     5,900 Grace (W.R.) & Co.                           434,388
           -------------------------------------
     7,000 Great Lakes Chemical Corp.                   345,188
           -------------------------------------   ------------
            Total                                       779,576
           -------------------------------------   ------------
           COMMUNICATION EQUIPMENT--0.3%
           -------------------------------------
     6,400 Harris Corp.                                 292,800
           -------------------------------------   ------------
           COMPUTER HARDWARE--4.7%
           -------------------------------------
    11,900 (a)Compaq Computer Corp.                     889,525
           -------------------------------------
     6,700 (a)Dell Computer Corp.                       649,062
           -------------------------------------
     9,800 (a)Digital Equipment Corp.                   424,462
           -------------------------------------
     3,700 (a)EMC Corp. Mass                            215,987
           -------------------------------------
    22,700 International Business Machines Corp.      2,404,781
           -------------------------------------
     4,700 (a)Seagate Technology, Inc.                  169,788
           -------------------------------------
    11,300 (a)Silicon Graphics, Inc.                    296,625
           -------------------------------------   ------------
            Total                                     5,050,230
           -------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                                VALUE
 --------- ---------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------
           COMPUTER SERVICES--2.3%
           ---------------------------------------
     5,300 (a)3Com Corp.                             $    271,625
           ---------------------------------------
    12,200 (a)Cisco Systems, Inc.                         891,362
           ---------------------------------------
     8,800 Computer Associates International, Inc.        631,950
           ---------------------------------------
    18,600 (a)Oracle Corp.                                677,738
           ---------------------------------------   ------------
            Total                                       2,472,675
           ---------------------------------------   ------------
           COMPUTER SOFTWARE--0.2%
           ---------------------------------------
     4,300 (a)Parametric Technology Corp.                 189,738
           ---------------------------------------   ------------
           CONTAINERS & PACKAGING--0.1%
           ---------------------------------------
     1,700 Union Camp Corp.                               104,869
           ---------------------------------------   ------------
           COSMETICS & TOILETRIES--2.5%
           ---------------------------------------
     1,800 Colgate-Palmolive Co.                          125,437
           ---------------------------------------
     9,100 Gillette Co.                                   785,444
           ---------------------------------------
    24,800 Procter & Gamble Co.                         1,712,750
           ---------------------------------------   ------------
            Total                                       2,623,631
           ---------------------------------------   ------------
           ELECTRIC COMPANIES--3.6%
           ---------------------------------------
     6,800 Carolina Power & Light Co.                     244,375
           ---------------------------------------
    10,800 Consolidated Edison Co.                        367,200
           ---------------------------------------
    11,600 Duke Power Co.                                 573,475
           ---------------------------------------
    29,700 Edison International                           749,925
           ---------------------------------------
    13,600 Entergy Corp.                                  354,450
           ---------------------------------------
    28,400 P G & E Corp.                                  658,525
           ---------------------------------------
    15,500 Peco Energy Co.                                363,281
           ---------------------------------------
    24,200 Southern Co.                                   546,013
           ---------------------------------------   ------------
            Total                                       3,857,244
           ---------------------------------------   ------------
           ELECTRICAL EQUIPMENT--3.3%
           ---------------------------------------
    13,100 AMP, Inc.                                      701,669
           ---------------------------------------
    41,400 General Electric Co.                         2,817,788
           ---------------------------------------   ------------
            Total                                       3,519,457
           ---------------------------------------   ------------
           ELECTRONICS-DEFENSE--0.4%
           ---------------------------------------
     7,000 Raytheon Co.                                   413,875
           ---------------------------------------   ------------
           ELECTRONICS-DISTRIBUTORS--0.3%
           ---------------------------------------
     3,900 (W.W.) Grainger Inc.                           347,100
           ---------------------------------------   ------------
           ELECTRONICS-SEMICONDUCTORS--3.5%
           ---------------------------------------
     3,400 (a)Applied Materials, Inc.                     323,850
           ---------------------------------------
    26,200 Intel Corp.                                  2,418,588
           ---------------------------------------
    10,200 (a)LSI Logic Corp.                             327,675
           ---------------------------------------
     4,900 Micron Technology, Inc.                        169,969
           ---------------------------------------
     3,800 Texas Instruments, Inc.                        513,475
           ---------------------------------------   ------------
            Total                                       3,753,557
           ---------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                                    VALUE
 --------- -------------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------------
           ENTERTAINMENT--1.3%
           -------------------------------------------
    17,200 (a)Viacom, Inc., Class B                      $    543,950
           -------------------------------------------
    10,200 Disney (Walt) Co.                                  822,375
           -------------------------------------------   ------------
            Total                                           1,366,325
           -------------------------------------------   ------------
           FINANCIAL--3.7%
           -------------------------------------------
     5,500 American Express Co.                               450,312
           -------------------------------------------
    13,100 American General Corp.                             679,562
           -------------------------------------------
    30,200 Federal Home Loan Mortgage Corp.                 1,064,550
           -------------------------------------------
    21,200 Morgan Stanley, Dean Witter, Discover & Co.      1,146,125
           -------------------------------------------
     9,300 Washington Mutual, Inc.                            648,675
           -------------------------------------------   ------------
            Total                                           3,989,224
           -------------------------------------------   ------------
           FOODS--0.2%
           -------------------------------------------
     4,400 Kellogg Co.                                        185,350
           -------------------------------------------   ------------
           GOLD & PRECIOUS METAL MINES--0.4%
           -------------------------------------------
    15,100 Barrick Gold Corp.                                 373,725
           -------------------------------------------   ------------
           HEALTHCARE--2.7%
           -------------------------------------------
    10,000 Abbott Laboratories                                639,375
           -------------------------------------------
    10,600 American Home Products Corp.                       773,800
           -------------------------------------------
    18,000 Bristol-Myers Squibb Co.                         1,489,500
           -------------------------------------------   ------------
            Total                                           2,902,675
           -------------------------------------------   ------------
           HEALTHCARE-DRUGS MAJOR--3.9%
           -------------------------------------------
    12,900 Eli Lilly & Co.                                  1,553,644
           -------------------------------------------
    21,100 Pfizer, Inc.                                     1,267,319
           -------------------------------------------
    19,500 Pharmacia & Upjohn, Inc.                           711,750
           -------------------------------------------
    11,400 Schering Plough Corp.                              587,100
           -------------------------------------------   ------------
            Total                                           4,119,813
           -------------------------------------------   ------------
           HEALTHCARE-HOSPITAL MANAGEMENT--0.7%
           -------------------------------------------
    27,700 Columbia/HCA Healthcare Corp.                      796,375
           -------------------------------------------   ------------
           HEALTHCARE-MEDICAL PRODUCTS & SUPPLY--2.5%
           -------------------------------------------
    14,400 Baxter International, Inc.                         752,400
           -------------------------------------------
     3,800 (a)Boston Scientific Corp.                         209,712
           -------------------------------------------
     2,800 Guidant Corp.                                      156,800
           -------------------------------------------
    18,200 Johnson & Johnson                                1,048,775
           -------------------------------------------
    10,600 Medtronic, Inc.                                    498,200
           -------------------------------------------   ------------
            Total                                           2,665,887
           -------------------------------------------   ------------
           HOUSEHOLD FURNITURE & APPLIANCES--0.1%
           -------------------------------------------
     2,100 Whirlpool Corp.                                    139,256
           -------------------------------------------   ------------
           INSURANCE-BROKERS--0.5%
           -------------------------------------------
     9,300 AON Corp.                                          491,737
           -------------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                             VALUE
 --------- ------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 ----------------------------------------------
           INSURANCE-LIFE/HEALTH--0.9%
           ------------------------------------
     3,900 Aetna Services, Inc.                   $    317,606
           ------------------------------------
     8,200 Conseco, Inc.                               400,262
           ------------------------------------
     3,000 Jefferson-Pilot Corp.                       237,000
           ------------------------------------   ------------
            Total                                      954,868
           ------------------------------------   ------------
           INSURANCE-MULTILINE--2.1%
           ------------------------------------
     6,200 American International Group, Inc.          639,762
           ------------------------------------
     2,600 Lincoln National Corp.                      181,025
           ------------------------------------
    20,100 Travelers Group, Inc.                     1,371,825
           ------------------------------------   ------------
            Total                                    2,192,612
           ------------------------------------   ------------
           INSURANCE-PROPERTY--0.9%
           ------------------------------------
     8,000 Chubb Corp.                                 568,500
           ------------------------------------
     7,800 SAFECO Corp.                                413,400
           ------------------------------------   ------------
            Total                                      981,900
           ------------------------------------   ------------
           INVESTMENT BANK-BROKERAGE--0.7%
           ------------------------------------
    10,600 Merrill Lynch & Co., Inc.                   786,388
           ------------------------------------   ------------
           IRON & STEEL--0.1%
           ------------------------------------
     3,000 USX-U.S. Steel Group, Inc.                  104,250
           ------------------------------------   ------------
           LODGING-HOTELS--0.4%
           ------------------------------------
     5,600 (a)ITT Corp.                                379,400
           ------------------------------------   ------------
           MACHINERY--1.0%
           ------------------------------------
     9,800 Cooper Industries, Inc.                     529,812
           ------------------------------------
    11,700 Ingersoll-Rand Co.                          503,831
           ------------------------------------   ------------
            Total                                    1,033,643
           ------------------------------------   ------------
           MANUFACTURER-SPECIAL--0.4%
           ------------------------------------
     9,600 Parker-Hannifin Corp.                       432,000
           ------------------------------------   ------------
           MANUFACTURING-DIVERSE--2.1%
           ------------------------------------
     7,800 Allied-Signal, Inc.                         331,500
           ------------------------------------
     2,000 Minnesota Mining & Manufacturing Co.        185,000
           ------------------------------------
     8,000 Tenneco, Inc.                               383,000
           ------------------------------------
     4,200 Textron, Inc.                               273,000
           ------------------------------------
     3,300 Unilever N.V., ADR                          701,663
           ------------------------------------
     4,600 United Technologies Corp.                   372,600
           ------------------------------------   ------------
            Total                                    2,246,763
           ------------------------------------   ------------
           METALS & MINING--0.3%
           ------------------------------------
    11,900 Inco Ltd.                                   298,244
           ------------------------------------   ------------
           NATURAL GAS--0.3%
           ------------------------------------
     6,900 Williams Cos., Inc. (The)                   323,006
           ------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                             VALUE
 --------- ------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 ----------------------------------------------
           OIL & GAS-DRILL & EQUIPMENT--0.7%
           ------------------------------------
     8,800 Baker Hughes, Inc.                     $    385,000
           ------------------------------------
     3,800 Schlumberger Ltd.                           319,913
           ------------------------------------   ------------
            Total                                      704,913
           ------------------------------------   ------------
           OIL-DOMESTIC--1.1%
           ------------------------------------
     8,900 Phillips Petroleum Co.                      459,463
           ------------------------------------
    19,200 USX Corp.                                   714,000
           ------------------------------------   ------------
            Total                                    1,173,463
           ------------------------------------   ------------
           OIL-INTERNATIONAL--7.4%
           ------------------------------------
     6,300 Amoco Corp.                                 607,162
           ------------------------------------
     9,900 Chevron Corp.                               823,556
           ------------------------------------
    46,700 Exxon Corp.                               2,991,719
           ------------------------------------
    12,600 Mobil Corp.                                 932,400
           ------------------------------------
    45,700 Royal Dutch Petroleum Co., ADR            2,536,350
           ------------------------------------   ------------
            Total                                    7,891,187
           ------------------------------------   ------------
           PAPER & FOREST PRODUCTS--1.3%
           ------------------------------------
     3,300 Champion International Corp.                201,094
           ------------------------------------
    13,100 International Paper Co.                     721,319
           ------------------------------------
     8,600 Weyerhaeuser Co.                            510,625
           ------------------------------------   ------------
            Total                                    1,433,038
           ------------------------------------   ------------
           PHOTOGRAPH/IMAGING--0.9%
           ------------------------------------
    11,600 Xerox Corp.                                 976,575
           ------------------------------------   ------------
           RAILROADS--1.1%
           ------------------------------------
     2,800 Burlington Northern Santa Fe                270,550
           ------------------------------------
     7,900 CSX Corp.                                   462,150
           ------------------------------------
     1,100 Norfolk Southern Corp.                      113,575
           ------------------------------------
     5,500 Union Pacific Corp.                         344,438
           ------------------------------------   ------------
            Total                                    1,190,713
           ------------------------------------   ------------
           RETAIL-DEPARTMENT STORES--2.2%
           ------------------------------------
    13,600 (a)Federated Department Stores, Inc.        586,500
           ------------------------------------
    11,200 May Department Stores Co.                   610,400
           ------------------------------------
     7,700 Nordstrom, Inc.                             490,875
           ------------------------------------
    11,400 J.C. Penney Co., Inc.                       664,050
           ------------------------------------   ------------
            Total                                    2,351,825
           ------------------------------------   ------------
           RETAIL-DRUG STORES--0.5%
           ------------------------------------
     9,500 CVS Corp.                                   540,312
           ------------------------------------   ------------
           RETAIL-GENERAL MERCHANDISE--1.6%
           ------------------------------------
    10,100 (a)Costco Cos., Inc.                        380,012
           ------------------------------------
    16,800 Sears, Roebuck & Co.                        956,550
           ------------------------------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

   SHARES                                               VALUE
 ---------- --------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--CONTINUED
            --------------------------------------
      8,800 Wal-Mart Stores, Inc.                    $    322,300
            --------------------------------------   ------------
             Total                                      1,658,862
            --------------------------------------   ------------
            RETAIL-SPECIALTY--0.5%
            --------------------------------------
     15,100 (a)Toys 'R' Us, Inc.                          536,050
            --------------------------------------   ------------
            SERVICES-COMMERCIAL & CONSUMER--0.4%
            --------------------------------------
     12,800 Service Corp. International                   412,000
            --------------------------------------   ------------
            SERVICES-DATA PROCESSING--0.3%
            --------------------------------------
      8,120 First Data Corp., Class                       305,007
            --------------------------------------   ------------
            SPECIALTY PRINTING--0.4%
            --------------------------------------
     10,900 Donnelley (R.R.) & Sons Co.                   388,994
            --------------------------------------   ------------
            TELECOMMUNICATIONS-CELLULAR--0.7%
            --------------------------------------
     20,900 (a)Airtouch Communications, Inc.              740,644
            --------------------------------------   ------------
            TELECOMMUNICATIONS-EQUIPMENT--1.3%
            --------------------------------------
     10,600 Lucent Technologies, Inc.                     862,575
            --------------------------------------
      3,500 Northern Telecom Ltd.                         363,781
            --------------------------------------
      3,000 (a)Tellabs, Inc.                              154,500
            --------------------------------------   ------------
             Total                                      1,380,856
            --------------------------------------   ------------
            TELECOMMUNICATIONS-LONG DISTANCE--3.3%
            --------------------------------------
     40,800 AT&T Corp.                                  1,807,950
            --------------------------------------
     25,500 MCI Communications Corp.                      749,063
            --------------------------------------
     13,700 Sprint Corp.                                  685,000
            --------------------------------------
      7,000 (a)WorldCom, Inc.                             247,625
            --------------------------------------   ------------
             Total                                      3,489,638
            --------------------------------------   ------------
            TELEPHONE--2.8%
            --------------------------------------
     10,398 Bell Atlantic Corp.                           836,421
            --------------------------------------
     30,300 BellSouth Corp.                             1,401,375
            --------------------------------------
     20,200 U.S. West, Inc.                               777,700
            --------------------------------------   ------------
             Total                                      3,015,496
            --------------------------------------   ------------
            TEXTILES-APPAREL--0.4%
            --------------------------------------
      5,100 V.F. Corp.                                    472,388
            --------------------------------------   ------------
            TOBACCO--1.4%
            --------------------------------------
      9,200 Fortune Brands, Inc.                          309,925
            --------------------------------------
      9,200 (a)Gallaher Group PLC, ADR                    176,525
            --------------------------------------
     23,600 Philip Morris Cos., Inc.                      980,875
            --------------------------------------   ------------
             Total                                      1,467,325
            --------------------------------------   ------------
            TRUCKS & PARTS--0.1%
            --------------------------------------
      1,900 Cummins Engine Co., Inc.                      148,319
            --------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
-------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                            VALUE
 ---------- ---------------------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 --------------------------------------------------------------
            WASTE MANAGEMENT--0.9%
            ---------------------------------------------------
     24,300 Browning-Ferris Industries, Inc.                      $    924,919
            ---------------------------------------------------   ------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $83,618,762)     104,106,935
            ---------------------------------------------------   ------------
 (B) REPURCHASE AGREEMENT--2.4%
 --------------------------------------------------------------
 $2,576,249 Credit Suisse First Boston, 6.05%, dated 9/30/1997,
            due 10/1/1997 (AT AMORTIZED COST)                        2,576,249
            ---------------------------------------------------   ------------
             TOTAL INVESTMENTS (IDENTIFIED COST $86,195,011)(C)   $106,683,184
            ---------------------------------------------------   ------------

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $86,195,011. The net unrealized appreciation of investments on a federal tax basis amounts to $20,488,173 which is comprised of $22,202,146 appreciation and $1,713,973 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
     ($106,684,527) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

The 12-month period ended September 30, 1997 was highlighted by significant growth in small cap stocks*. Feeling that small cap growth stocks were particularly overvalued, the fund focused on small cap value stocks for the majority of 1997. During the 12-month period ended September 30, 1997, small cap value stocks recorded a total return of 48.9% as measured by the S&P 600 Value Index**, whereas small cap growth stocks returned only 25.2% as measured by the S&P 600 Growth Index**. The S&P 600 Index** recorded a total return 37.0% and the S&P 500 Index returned 40.7% for the 12-month period ended September 30, 1997. During the 12-month period ended September 30, 1997, the fund produced an average annual total return of 44.01%.***

We continue to focus on small cap value stocks which have demonstrated greater stability in an investment environment characterized by excessive risk measures. In general, we believe that small cap value stocks will remain less volatile than small cap growth stocks over time. Due to our value orientation, the fund remains positioned in a defensive mode.
--------
  * Small capitalization stocks have historically experienced greater volatility than average.
 ** The S&P 600 Index is an unmanaged capitalization weighted index representing all major industries in the mid-range of the U.S. stock market. The S&P 600 Growth Index and the S&P 600 Value Index are sub- indices of the S&P 600 Index. Investments cannot be made in an index.
*** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER FUND.

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager Fund (the "Fund") from March 7, 1995 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX E

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     41.85%
Start of Performance (3/7/95)                            28.04

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 3/7/95 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.


THE STYLE MANAGER FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

   SHARES                                      VALUE
 ---------- -----------------------------   -----------
 COMMON STOCKS--98.2%
 ----------------------------------------
            AEROSPACE & DEFENSE--1.2%
            -----------------------------
     22,200 Orbital Sciences Corp.          $   543,900
            -----------------------------
     20,100 Trimble Navigation Ltd.             394,463
            -----------------------------   -----------
             Total                              938,363
            -----------------------------   -----------
            AIR FREIGHT--0.5%
            -----------------------------
     27,500 Fritz Companies, Inc.               405,625
            -----------------------------   -----------
            APPAREL--0.7%
            -----------------------------
     15,500 Kellwood Co.                        549,281
            -----------------------------   -----------
            AUTO PARTS & EQUIPMENT--1.3%
            -----------------------------
      6,700 SPX Corp.                           392,788
            -----------------------------
     15,400 Smith (A.O.) Corp.                  610,225
            -----------------------------   -----------
             Total                            1,003,013
            -----------------------------   -----------
            BANKING-MAJOR REGIONAL--13.3%
            -----------------------------
      7,920 Associated Banc Corp.               356,895
            -----------------------------
     10,043 Bankers Trust New York Corp.      1,230,267
            -----------------------------
      6,400 CCB Financial Corp.                 516,000
            -----------------------------
     11,900 Central Fidelity Banks, Inc.        526,575
            -----------------------------
     14,300 Centura Banks, Inc.                 787,394
            -----------------------------
      9,812 Commerce Bancorp, Inc.              381,441
            -----------------------------
      9,600 Commercial Federal Corp.            452,400
            -----------------------------
     10,600 Cullen Frost Bankers, Inc.          502,175
            -----------------------------
     27,200 Deposit Guaranty Corp.              906,100
            -----------------------------
     11,100 First Commercial Corp.              532,800
            -----------------------------
     15,500 First Michigan Bank Corp.           641,312
            -----------------------------
     23,600 Firstmerit Corp.                    637,200
            -----------------------------
     22,650 Keystone Financial, Inc.            855,038
            -----------------------------
     13,200 Magna Group, Inc.                   520,575
            -----------------------------
     15,400 Riggs National Corp.                362,863
            -----------------------------
     15,975 Summit Bancorp                      709,889
            -----------------------------
     11,100 Susquehanna Bankshares, Inc.        341,325
            -----------------------------   -----------
             Total                           10,260,249
            -----------------------------   -----------
            BUILDING MATERIALS--1.5%
            -----------------------------
     14,700 Lone Star Industries, Inc.          793,800
            -----------------------------
     13,400 TJ International, Inc.              342,538
            -----------------------------   -----------
             Total                            1,136,338
            -----------------------------   -----------
            CHEMICALS--2.2%
            -----------------------------
     10,000 Cambrex Corp.                       466,250
            -----------------------------
     12,800 ChemFirst, Inc.                     321,600
            -----------------------------
     14,600 Dexter Corp.                        584,912
            -----------------------------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                             VALUE
 ---------- ------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------
            CHEMICALS--CONTINUED
            ------------------------------------
     15,400 Mississippi Chemical Corp.             $   300,300
            ------------------------------------   -----------
             Total                                   1,673,062
            ------------------------------------   -----------
            COMMERCIAL SERVICES--0.4%
            ------------------------------------
      9,300 Primark Corp.                              274,931
            ------------------------------------   -----------
            COMMUNICATION EQUIPMENT--0.7%
            ------------------------------------
     18,800 Allen Telecom, Inc.                        535,800
            ------------------------------------   -----------
            COMPUTER SOFTWARE--1.0%
            ------------------------------------
     34,700 Platinum Technology, Inc.                  746,050
            ------------------------------------   -----------
            COMPUTERS-PERIPHERAL--1.4%
            ------------------------------------
     31,000 Komag, Inc.                                631,625
            ------------------------------------
     17,700 Telxon Corp.                               433,650
            ------------------------------------   -----------
             Total                                   1,065,275
            ------------------------------------   -----------
            COMPUTERS-NETWORKING--0.7%
            ------------------------------------
     28,700 Network Equipment Technologies, Inc.       500,456
            ------------------------------------   -----------
            DEPARTMENT STORES--2.4%
            ------------------------------------
     14,000 Carson Pirie Scott & Co.                   552,125
            ------------------------------------
     13,400 Proffitts, Inc.                            793,950
            ------------------------------------
     20,400 Shopko Stores, Inc.                        530,400
            ------------------------------------   -----------
             Total                                   1,876,475
            ------------------------------------   -----------
            DISTRIBUTORS-FOOD & HEALTH--0.7%
            ------------------------------------
     20,100 Rykoff Sexton, Inc.                        520,088
            ------------------------------------   -----------
            DRUG STORES--0.8%
            ------------------------------------
     22,600 Longs Drug Stores Corp.                    603,138
            ------------------------------------   -----------
            ELECTRIC COMPANIES--2.8%
            ------------------------------------
     33,500 Atlantic Energy, Inc. NJ                   600,906
            ------------------------------------
     37,179 MidAmerican Energy Holdings Co.            641,338
            ------------------------------------
     13,500 United Illuminating Co.                    491,906
            ------------------------------------
     20,500 United Water Resources, Inc.               381,813
            ------------------------------------   -----------
             Total                                   2,115,963
            ------------------------------------   -----------
            ELECTRICAL EQUIPMENT--0.7%
            ------------------------------------
     29,700 Anixter International, Inc.                510,469
            ------------------------------------   -----------
            ELECTRONICS-DISTRIBUTORS--1.9%
            ------------------------------------
     23,100 Kent Electronics Corp.                     912,450
            ------------------------------------
     13,900 Marshall Industries                        538,625
            ------------------------------------   -----------
             Total                                   1,451,075
            ------------------------------------   -----------
            ELECTRONICS-INSTRUMENTS--0.5%
            ------------------------------------
      7,600 John Fluke Manufacturing, Co.              410,400
            ------------------------------------   -----------
            ELECTRONICS-SEMICONDUCTORS--3.0%
            ------------------------------------
     17,500 Cyrix Corp.                                586,250
            ------------------------------------
     14,500 Dallas Semiconductor Corp.                 648,875
            ------------------------------------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                              VALUE
 ---------- -------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ------------------------------------------------
            ELECTRONICS-SEMICONDUCTORS--CONTINUED
            -------------------------------------
     11,300 Photronic Labs, Inc.                    $   684,356
            -------------------------------------
     16,700 Zilog, Inc.                                 364,269
            -------------------------------------   -----------
             Total                                    2,283,750
            -------------------------------------   -----------
            ENTERTAINMENT--0.9%
            -------------------------------------
      9,900 Carmike Cinemas, Inc., Class A              297,000
            -------------------------------------
      9,800 GC Cos., Inc.                               421,400
            -------------------------------------   -----------
             Total                                      718,400
            -------------------------------------   -----------
            FOOD CHAINS--0.6%
            -------------------------------------
     26,400 Ruddick Corp.                               425,700
            -------------------------------------   -----------
            FOODS--1.3%
            -------------------------------------
     33,400 Chiquita Brands International               538,575
            -------------------------------------
     16,400 Smithfield Foods, Inc.                      492,000
            -------------------------------------   -----------
             Total                                    1,030,575
            -------------------------------------   -----------
            FOOTWEAR--0.8%
            -------------------------------------
      8,200 Timberland Co., Class A                     653,950
            -------------------------------------   -----------
            GAMING & LOTTERY--1.0%
            -------------------------------------
     28,100 Grand Casinos, Inc.                         430,281
            -------------------------------------
     16,800 Showboat, Inc.                              342,300
            -------------------------------------   -----------
             Total                                      772,581
            -------------------------------------   -----------
            GOLD & PRECIOUS METAL MINES--1.1%
            -------------------------------------
     32,100 Coeur d'Alene Mines Corp.                   523,631
            -------------------------------------
     16,300 Stillwater Mining Co.                       347,394
            -------------------------------------   -----------
             Total                                      871,025
            -------------------------------------   -----------
            HARDWARE & TOOLS--0.5%
            -------------------------------------
      9,800 Toro Co.                                    388,325
            -------------------------------------   -----------
            HEALTHCARE-DIVERSIFIED--0.6%
            -------------------------------------
     12,700 Sierra Health Services, Inc.                465,138
            -------------------------------------   -----------
            HEALTHCARE-LONG TERM CARE--2.7%
            -------------------------------------
     18,800 Genesis Health Ventures, Inc.               732,025
            -------------------------------------
     14,200 Integrated Health Services, Inc.            474,812
            -------------------------------------
     13,600 Living Centers of America, Inc.             554,200
            -------------------------------------
     20,700 Mariner Health Group, Inc.                  326,025
            -------------------------------------   -----------
             Total                                    2,087,062
            -------------------------------------   -----------
            HEALTHCARE-MANAGED CARE--0.4%
            -------------------------------------
     19,500 Coventry Corp.                              321,750
            -------------------------------------   -----------
            HOMEBUILDING--1.4%
            -------------------------------------
     15,093 Fleetwood Enterprises, Inc.                 506,559
            -------------------------------------
     14,800 U.S. Home Corp.                             571,650
            -------------------------------------   -----------
             Total                                    1,078,209
            -------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                                 VALUE
 ---------- ----------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ---------------------------------------------------
            HOMEFURNISHINGS--1.4%
            ----------------------------------------
     18,800 Fieldcrest Cannon, Inc.                    $   648,600
            ----------------------------------------
      8,300 Springs Industries, Inc., Class A              435,750
            ----------------------------------------   -----------
             Total                                       1,084,350
            ----------------------------------------   -----------
            HOSPITAL MANAGEMENT--1.0%
            ----------------------------------------
     17,000 Universal Health Services, Inc., Class B       735,250
            ----------------------------------------   -----------
            HOTELS--1.4%
            ----------------------------------------
     22,700 Prime Hospitality Corp.                        512,169
            ----------------------------------------
     19,300 Marcus Corp.                                   562,113
            ----------------------------------------   -----------
             Total                                       1,074,282
            ----------------------------------------   -----------
            HOUSEHOLD FURNITURE & APPLIANCES--1.9%
            ----------------------------------------
     12,900 Bassett Furniture Industries, Inc.             367,650
            ----------------------------------------
     21,400 Ethan Allen Interiors, Inc.                    663,400
            ----------------------------------------
     11,100 Kimball International, Inc., Class B           466,200
            ----------------------------------------   -----------
             Total                                       1,497,250
            ----------------------------------------   -----------
            INSURANCE-LIFE/HEALTH--1.4%
            ----------------------------------------
      9,100 Life Re Corp.                                  480,025
            ----------------------------------------
     12,500 Protective Life Corp.                          631,250
            ----------------------------------------   -----------
             Total                                       1,111,275
            ----------------------------------------   -----------
            INSURANCE-MULTILINE--0.8%
            ----------------------------------------
     17,800 American Bankers Insurance Group, Inc.         649,700
            ----------------------------------------   -----------
            INSURANCE-PROPERTY--3.9%
            ----------------------------------------
      9,000 Allied Group, Inc.                             457,312
            ----------------------------------------
      7,900 Capital Re Corp.                               481,900
            ----------------------------------------
      9,200 Enhance Financial Services Group, Inc.         503,700
            ----------------------------------------
      9,500 First American Financial Corp.                 570,000
            ----------------------------------------
     13,400 Frontier Insurance Group, Inc.                 509,200
            ----------------------------------------
     10,000 Orion Capital Corp.                            453,125
            ----------------------------------------   -----------
             Total                                       2,975,237
            ----------------------------------------   -----------
            INVESTMENT BANKING/BROKERAGE--3.6%
            ----------------------------------------
      7,100 Interra Financial, Inc.                        426,444
            ----------------------------------------
     13,467 Legg Mason, Inc.                               710,367
            ----------------------------------------
     14,100 Piper Jaffray Cos., Inc.                       430,931
            ----------------------------------------
     17,300 Quick & Reilly Group, Inc.                     647,669
            ----------------------------------------
     14,800 Raymond James Financial, Inc.                  532,800
            ----------------------------------------   -----------
             Total                                       2,748,211
            ----------------------------------------   -----------
            IRON & STEEL--0.6%
            ----------------------------------------
     12,500 Quanex Corp.                                   438,281
            ----------------------------------------   -----------
            LEISURE TIME--0.5%
            ----------------------------------------
     14,700 K2, Inc.                                       369,337
            ----------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

  SHARES                                                     VALUE
 --------- --------------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ------------------------------------------------------
           MACHINERY & EQUIPMENT--0.4%
           --------------------------------------------
    16,700 Global Industrial Technologies, Inc.           $   345,481
           --------------------------------------------   -----------
           MANUFACTURING-DIVERSIFIED--1.6%
           --------------------------------------------
    21,000 Figgie International Holdings, Inc., Class A       309,750
           --------------------------------------------
    28,200 Premark International, Inc.                        902,400
           --------------------------------------------   -----------
            Total                                           1,212,150
           --------------------------------------------   -----------
           MANUFACTURING-SPECIALIZED--3.9%
           --------------------------------------------
    11,100 Aptargroup, Inc.                                   620,906
           --------------------------------------------
    11,218 Flowserve Corp.                                    335,138
           --------------------------------------------
    13,000 Greenfield Industries, Inc.                        373,750
           --------------------------------------------
    14,600 Halter Marine Group, Inc.                          706,275
           --------------------------------------------
    12,300 Ionics, Inc.                                       545,044
           --------------------------------------------
    13,300 Regal Beloit Corp.                                 408,975
           --------------------------------------------   -----------
            Total                                           2,990,088
           --------------------------------------------   -----------
           NATURAL GAS--2.7%
           --------------------------------------------
     9,800 Eastern Enterprises                                365,662
           --------------------------------------------
    17,300 K N Energy, Inc.                                   791,475
           --------------------------------------------
    16,400 Northwest Natural Gas Co.                          422,300
           --------------------------------------------
    18,300 Piedmont Natural Gas, Inc.                         532,988
           --------------------------------------------   -----------
            Total                                           2,112,425
           --------------------------------------------   -----------
           OFFICE EQUIPMENT & SUPPLIES--0.5%
           --------------------------------------------
    11,300 Standard Register                                  376,431
           --------------------------------------------   -----------
           OIL & GAS--2.8%
           --------------------------------------------
    22,300 Camco International, Inc.                        1,555,425
           --------------------------------------------
    25,400 Snyder Oil Corp.                                   576,263
           --------------------------------------------   -----------
            Total                                           2,131,688
           --------------------------------------------   -----------
           PAPER & FOREST PRODUCTS--1.4%
           --------------------------------------------
    28,600 Longview Fibre Co.                                 568,425
           --------------------------------------------
    10,700 Rayonier, Inc.                                     517,613
           --------------------------------------------   -----------
            Total                                           1,086,038
           --------------------------------------------   -----------
           PHARMACEUTICALS--0.5%
           --------------------------------------------
    16,900 Alpharma, Inc., Class A                            378,137
           --------------------------------------------
     2,817 Alpharma, Inc., Rights                              15,844
           --------------------------------------------   -----------
            Total                                             393,981
           --------------------------------------------   -----------
           PRINTING & PUBLISHING--0.5%
           --------------------------------------------
    11,700 Bowne & Co., Inc.                                  410,962
           --------------------------------------------   -----------
           PROPERTY--1.7%
           --------------------------------------------
    10,600 Fremont General Corp.                              506,150
           --------------------------------------------
     9,100 Selective Insurance Group, Inc.                    468,650
           --------------------------------------------
    11,300 Zenith National Insurance Corp.                    322,756
           --------------------------------------------   -----------
            Total                                           1,297,556
           --------------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                                           VALUE
 ---------- --------------------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------------------
            RESTAURANTS--2.2%
            --------------------------------------------------
     11,900 IHOP Corp.                                           $   425,425
            --------------------------------------------------
     20,300 Landrys Seafood Restaurants, Inc.                        596,313
            --------------------------------------------------
     13,800 Ruby Tuesday, Inc.                                       351,900
            --------------------------------------------------
     13,300 ShowBiz Pizza Time, Inc.                                 305,900
            --------------------------------------------------   -----------
             Total                                                 1,679,538
            --------------------------------------------------   -----------
            RETAIL--0.9%
            --------------------------------------------------
     13,100 Fabri-Centers of America, Class A                        302,937
            --------------------------------------------------
     12,750 Hughes Supply, Inc.                                      384,891
            --------------------------------------------------   -----------
             Total                                                   687,828
            --------------------------------------------------   -----------
            RETAIL-SPECIALTY--2.4%
            --------------------------------------------------
     14,600 Michaels Stores, Inc.                                    446,213
            --------------------------------------------------
     22,200 O'Reilly Automotive, Inc.                                505,050
            --------------------------------------------------
     31,050 Pier 1 Imports, Inc.                                     556,959
            --------------------------------------------------
     17,000 Sports Authority, Inc.                                   316,625
            --------------------------------------------------   -----------
             Total                                                 1,824,847
            --------------------------------------------------   -----------
            SAVINGS & LOAN--5.6%
            --------------------------------------------------
     15,600 Astoria Financial Corp.                                  784,875
            --------------------------------------------------
     18,100 Charter One Financial, Inc.                            1,070,162
            --------------------------------------------------
     18,600 Downey Financial Corp.                                   453,375
            --------------------------------------------------
     15,100 JSB Financial, Inc.                                      738,956
            --------------------------------------------------
     10,900 RCSB Financial, Inc.                                     594,050
            --------------------------------------------------
     27,900 St. Paul Bancorp, Inc.                                   697,500
            --------------------------------------------------   -----------
             Total                                                 4,338,918
            --------------------------------------------------   -----------
            SERVICES-COMMERCIAL & CONSUMER--1.7%
            --------------------------------------------------
     21,700 Cerner Corp.                                             519,444
            --------------------------------------------------
     17,000 Franklin Covey Co.                                       474,937
            --------------------------------------------------
     14,247 Ogden Corp.                                              336,585
            --------------------------------------------------   -----------
             Total                                                 1,330,966
            --------------------------------------------------   -----------
            SERVICES-COMPUTER SYSTEMS--0.5%
            --------------------------------------------------
     13,600 BancTec, Inc.                                            362,100
            --------------------------------------------------   -----------
            TRUCKERS--2.8%
            --------------------------------------------------
     22,900 Alexander and Baldwin, Inc.                              592,537
            --------------------------------------------------
     18,100 American Freightways Corp.                               343,900
            --------------------------------------------------
     16,700 Werner Enterprises, Inc.                                 404,975
            --------------------------------------------------
     24,000 Yellow Corp.                                             781,500
            --------------------------------------------------   -----------
             Total                                                 2,122,912
            --------------------------------------------------   -----------
            TRUCKS & PARTS--0.6%
            --------------------------------------------------
     15,600 Wabash National Corp.                                    451,425
            --------------------------------------------------   -----------
             TOTAL COMMON STOCKS (IDENTIFIED COST $60,491,069)    75,511,023
            --------------------------------------------------   -----------



THE STYLE MANAGER FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                            VALUE
 ---------- ---------------------------------------------------   -----------
 (A) REPURCHASE AGREEMENT--1.6%
 --------------------------------------------------------------
 $1,219,266 C.S. First Boston, 6.05%, dated 9/30/1997, due
            10/1/1997
            (AT AMORTIZED COST)                                   $ 1,219,266
            ---------------------------------------------------   -----------
             TOTAL INVESTMENTS (IDENTIFIED COST $61,710,335)(B)   $76,730,289
            ---------------------------------------------------   -----------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $61,750,880. The net unrealized appreciation of investments on a federal tax basis amounts to $14,979,409 which is comprised of $15,597,054 appreciation and $617,645 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($76,873,948) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)


THE VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

During the last year, interest rates have been relatively calm, but the year ended with lower yields than were seen at the beginning of the year. Municipal bonds, in general, outperformed Treasuries during the same period as a lack of supply and a quieting of tax reform allowed the municipal bond market to gain strength.

Towards the end of the year, yields on municipal bonds were at their most attractive level relative to Treasuries at any time in the last three months. This shift created a buying opportunity especially in the 10 to 15 year maturity range desirable for this fund. We expect that the supply of municipal bonds will remain relatively weak through the end of this calendar year and we would expect municipal bonds to continue to outperform Treasuries during the same period.

Going forward, we expect overall interest rates to remain relatively calm with a gradual bias toward lower interest rates. We will continue to maintain an average maturity of about 15 years in an attempt to maximize yield while keeping risk to changes in interest rates somewhat lower than the average fund.

THE VIRGINIA MUNICIPAL BOND FUND--Investment Shares
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN THE VIRGINIA MUNICIPAL BOND FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Virginia Municipal Bond Fund (the "Fund") from October 24, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPEDIX F

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     5.70%
5 Year                                                     5.73%
Start of Performance (10/24/90)                            6.45%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/24/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE VIRGINIA MUNICIPAL BOND FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE VIRGINIA MUNICIPAL BOND FUND--TRUST SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Virginia Municipal Bond Fund (the "Fund") from October 24, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX G

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     8.00%
5 Year                                                     5.96%
Start of Performance (10/24/90)                            6.62%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/24/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE VIRGINIA MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--95.6%
 --------------------------------------------------------
            VIRGINIA--95.6%
            ---------------------------------------------
 $1,000,000 Albemarle County, VA IDA, Hospital Revenue
            Refunding Bonds, 5.75% (Martha Jefferson
            Hospital), 10/1/2008                               A    $ 1,056,730
            ---------------------------------------------
  1,000,000 Arlington County, VA, GO UT Bonds, 5.30%
            (Original Issue Yield: 5.40%), 6/1/2011           AAA     1,030,440
            ---------------------------------------------
  3,175,000 Big Stone Gap, VA Redevelopment & Housing
            Authority, Correctional Facility Lease
            Revenue Bonds, 6.00% (Wallens Ridge
            Development Project), 9/1/2007                    AA      3,500,247
            ---------------------------------------------
  2,890,000 Chesapeake Bay Bridge & Tunnel District, VA,
            Revenue Bonds, 5.875% (FGIC INS)/(Original
            Issue Yield: 5.95%), 7/1/2010                     AAA     3,116,605
            ---------------------------------------------
  3,500,000 Chesapeake, VA, GO UT Bonds, 5.375% (Commonwealth of Virginia
            GTD)/(Original
            Issue Yield: 5.45%), 5/1/2010                     AA      3,635,870
            ---------------------------------------------
  2,980,000 Chesterfield County, VA, GO UT Bonds, 5.25%,
            3/1/2010                                          AA+     3,051,550
            ---------------------------------------------
  2,860,000 Commonwealth of Virginia, GO UT Bonds,
            5.375%, 6/1/2009                                  AAA     2,993,905
            ---------------------------------------------
  4,000,000 Commonwealth of Virginia, GO UT Public
            Facilities Bonds (Series A), 5.70% (Original
            Issue Yield: 5.75%), 6/1/2008                     AAA     4,289,720
            ---------------------------------------------
  2,545,000 Danville, VA IDA, Hospital Refunding Revenue Bonds, 6.20% (Danville
            Regional Medical Center)/(FGIC INS)/(Original Issue Yield:
            6.30%), 10/1/2009                                 AAA     2,779,395
            ---------------------------------------------
  2,605,000 Fairfax County, VA Sewer Revenue, Revenue
            Bonds, 5.625%, 7/15/2011                          AA      2,748,197
            ---------------------------------------------
  1,140,000 Fairfax County, VA Sewer Revenue, Sewer
            Refunding Revenue Bonds, 5.30% (AMBAC INS),
            11/15/2006                                        AAA     1,197,467
            ---------------------------------------------
  1,505,000 Fairfax County, VA Sewer Revenue, Sewer
            Refunding Revenue Bonds, 5.40% (AMBAC INS),
            11/15/2007                                        AAA     1,583,681
            ---------------------------------------------
            Fairfax County, VA Water Authority, 6.00%,
  2,000,000 4/1/2022                                          AA      2,167,290
            ---------------------------------------------
  1,000,000 Fairfax County, VA Water Authority, Revenue
            Refunding Bonds, 4.65% (Original Issue Yield:
            4.85%), 4/1/2010                                  AA        977,750
            ---------------------------------------------
  3,500,000 Fairfax County, VA, (Series A), 5.25% (State Aid Withholding
            LOC)/(Original Issue Yield:
            5.35%), 6/1/2009                                  AAA     3,627,960
            ---------------------------------------------
  2,000,000 Henrico County, VA IDA, Refunding Revenue Bonds, 5.60% (Bon Secours
            Health System)/(MBIA INS)/(Original Issue Yield:
            5.65%), 8/15/2010                                 AAA     2,090,720
            ---------------------------------------------
    600,000 Loudoun County, VA IDA, Lease Revenue Bonds,
            5.50% (Northern Virginia Criminal
            Justice)/(Original Issue Yield: 5.829%),
            6/1/2008                                          AA-       623,910
            ---------------------------------------------
  1,000,000 Loudoun County, VA, GO UT Refunding Bonds
            (Series A), 5.50% (Commonwealth of Virginia
            GTD)/(Original Issue Yield: 5.649%),
            10/1/2007                                         AA-     1,061,750
            ---------------------------------------------
  4,440,000 Newport News, VA, GO UT, 5.75%, 1/15/2017         AA-     4,607,743
            ---------------------------------------------
  3,000,000 Norfolk, VA, GO UT Bonds, 5.25% (Commonwealth of Virginia
            GTD)/(Original Issue Yield:
            5.55%), 6/1/2011                                  AA      3,052,140
            ---------------------------------------------


THE VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                  CREDIT
 OR SHARES                                                 RATING*    VALUE
 ---------- --------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
 -------------------------------------------------------
 $2,000,000 Norfolk, VA, GO UT Bonds, 5.70% (MBIA INS),      AAA
            6/1/2008                                               $ 2,152,380
            --------------------------------------------
  2,535,000 Portsmouth, VA, GO UT Bonds, 5.00% (FGIC
            INS), 8/1/2011                                   AAA     2,532,313
            --------------------------------------------
  3,375,000 Riverside, VA Regional Jail Authority, Jail
            Facility Revenue Bonds, 5.625% (MBIA
            INS)/(Original Issue Yield: 5.75%), 7/1/2007     AAA     3,638,655
            --------------------------------------------
  1,185,000 Roanoke, VA IDA, Hospital Revenue Refunding
            Bonds (Series B), 6.00% (Roanoke Memorial
            Hospital)/(Original Issue Yield: 6.10%),
            7/1/2007                                         AA-     1,260,212
            --------------------------------------------
  3,510,000 Virginia College Building Authority, Revenue
            Bonds, 5.40% (21ST Century College Program),
            8/1/2015                                         AA      3,555,700
            --------------------------------------------
  7,255,000 Virginia State Public Building Authority,
            Revenue Bonds, 5.20% (Original Issue Yield:
            5.40%), 8/1/2010                                 AA      7,366,146
            --------------------------------------------
  2,030,000 Virginia State Transportation Board, Revenue
            Bonds, 6.00% (Northern Virginia
            Transportation District)/(Original Issue
            Yield: 6.10%), 5/15/2008                         AA      2,198,348
            --------------------------------------------
  1,000,000 Virginia State Transportation Board,
            Transportation Contract Revenue Refunding
            Bonds, 5.375% (U.S. Route 58 Corridor
            PG-A), 5/15/2007                                 AA      1,048,000
            --------------------------------------------
  2,325,000 Virginia State University-Virginia
            Commonwealth, Revenue Bonds, 5.75% (Original
            Issue Yield: 5.827%), 5/1/2021                   AA-     2,386,055
            --------------------------------------------           -----------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
              (IDENTIFIED COST $72,293,301)                         75,330,879
            --------------------------------------------           -----------
 MUTUAL FUND ISSUES--3.5%
 -------------------------------------------------------
    928,302 Goldman Sachs & Co. ILA Tax Exempt                         928,302
            --------------------------------------------
  1,793,570 Municipal Fund for Temporary Investment                  1,793,570
            --------------------------------------------           -----------
             TOTAL MUTUAL FUND ISSUES (AT NET ASSET
              VALUE)                                                 2,721,872
            --------------------------------------------           -----------
             TOTAL INVESTMENTS (IDENTIFIED COST
              $75,015,173)(A)                                      $78,052,751
            --------------------------------------------           -----------

(a) The cost of investments for federal tax purposes amounts to $75,015,173. The net unrealized appreciation of investments on a federal tax basis amounts to $3,037,578 which is comprised of $3,041,196 appreciation and $3,618 depreciation at September 30, 1997.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
     ($78,772,564) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company GO--General Obligation GTD--Guaranty IDA--Industrial Development Authority INS--Insured LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)


THE MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

During the last year, interest rates have been relatively calm, but the year ended with lower yields than were seen at the beginning of the year. Municipal bonds, in general, outperformed Treasuries during the same period as a lack of supply and a quieting of tax reform allowed the municipal bond market to gain strength.

Towards the end of the year, yields on municipal bonds were at their most attractive level relative to Treasuries at any time in the last three months. This shift created a buying opportunity especially in the 10 to 15 year maturity range desirable for this fund. We expect that the supply of municipal bonds will remain relatively weak through the end of this calendar year and we would expect municipal bonds to continue to outperform Treasuries during the same period. Bonds for the Maryland area continue to enjoy good demand, and typically yield 5 to 10 basis points less than similar bonds nationwide.

Going forward, we expect overall interest rates to remain relatively calm with a gradual bias toward lower interest rates. We will continue to maintain an average maturity of about 15 years in an attempt to maximize yield while keeping risk to changes in interest rates somewhat lower than the average fund.


THE MARYLAND MUNICIPAL BOND FUND--Investment Shares
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN THE MARYLAND MUNICIPAL BOND FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Maryland Municipal Bond Fund (the "Fund") from October 30, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX H

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     4.87%
5 Year                                                     5.33%
Start of Performance (10/30/90)                            6.01%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/30/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE MARYLAND MUNICIPAL BOND FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE MARYLAND MUNICIPAL BOND FUND--TRUST SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Maryland Municipal Bond Fund (the "Fund") from October 30, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX I

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     7.19%
5 Year                                                     5.56%
Start of Performance (10/30/90)                            6.18%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/30/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE MARYLAND MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--91.0%
 --------------------------------------------------------
            MARYLAND--91.0%
            ---------------------------------------------
 $1,000,000 Baltimore County, MD Revenue Authority,
            Revenue Refunding Bonds, 5.25% (Original
            Issue Yield: 5.40%), 7/1/2008                      A    $ 1,038,610
            ---------------------------------------------
  1,000,000 Baltimore, MD, GO UT Bonds (Series A), 5.375%
            (AMBAC INS), 10/15/2008                           AAA     1,035,650
            ---------------------------------------------
  1,500,000 Calvert County, MD, Pollution Control Revenue
            Bonds, 5.55% (Baltimore Gas & Electric
            Co.)/(Original Issue Yield: 5.601%),
            7/15/2014                                          A      1,528,065
            ---------------------------------------------
  1,400,000 Carroll County, MD, GO UT, 5.35%, 12/1/2016       AA      1,411,144
            ---------------------------------------------
  1,000,000 Harford County, MD, GO UT, 4.65%, 12/1/2006       AA-     1,012,150
            ---------------------------------------------
  1,430,000 Howard County, MD, GO Refunding Bonds (Series
            A), 5.25% (Original Issue Yield: 5.60%),
            8/15/2011                                         AA+     1,460,416
            ---------------------------------------------
  1,000,000 Maryland Health & Higher Educational Facilities Authority, Refunding
            Revenue Bonds, 5.30% (Francis Scott Key Medical Center)/(FGIC
            INS)/(Original Issue Yield:
            5.40%), 7/1/2008                                  AAA     1,037,220
            ---------------------------------------------
  1,500,000 Maryland Health & Higher Educational
            Facilities Authority, Revenue Bonds, 5.20%
            (Frederick Memorial Hospital)/(FGIC
            INS)/(Original Issue Yield: 5.30%), 7/1/2008      AAA     1,565,205
            ---------------------------------------------
  1,740,000 Maryland National Capital Park & Planning
            Commission, GO UT Bonds, 5.125% (Park
            Aquisition & Development-S-2)/
            (Original Issue Yield: 5.25%), 7/1/2010           AA      1,773,982
            ---------------------------------------------
  1,470,000 Maryland State Community Development
            Administration, Revenue Bonds (Single Family
            Program-Fifth Series), 5.40%, 4/1/2008            Aa      1,508,279
            ---------------------------------------------
  1,800,000 Maryland State Stadium Authority, Revenue
            Bonds, 5.875% (AMBAC INS), 12/15/2011             AAA     1,927,980
            ---------------------------------------------
    850,000 Maryland State Transportation Authority,
            Refunding Revenue Bonds, 5.80% (Original
            Issue Yield: 5.90%), 7/1/2006                     A+        927,223
            ---------------------------------------------
  1,000,000 Maryland State, GO UT Bonds, 5.25%, 6/15/2007     AAA     1,054,210
            ---------------------------------------------
  2,500,000 Maryland State, GO UT Bonds, 5.70% (Original
            Issue Yield: 5.75%), 3/15/2010                    AAA     2,682,875
            ---------------------------------------------
    820,000 Montgomery County, MD, GO UT Refunding Bonds (Series A), 5.75%
            (Original Issue Yield:
            5.85%), 7/1/2006                                  AAA       897,146
            ---------------------------------------------
  1,000,000 Ocean City, MD, GO UT Refunding Bonds, 5.50%
            (MBIA Insurance Corporation INS), 3/15/2009       AAA     1,046,760
            ---------------------------------------------
    500,000 Prince Georges County, MD, GO UT Bonds, 5.50% (Stormwater
            Management)/(Original Issue
            Yield: 5.55%), 3/15/2008                          AA        524,910
            ---------------------------------------------
  1,435,000 Prince Georges County, MD IDA, Lease Revenue
            Bonds, 6.00% (Hyattsville District Court
            Facility)/(Original Issue Yield: 6.10%),
            7/1/2009                                          AA      1,590,941
            ---------------------------------------------
  1,425,000 Rockville, MD, GO UT Revenue Refunding Bonds,
            4.90% (Original Issue Yield: 5.00%),
            4/15/2007                                         AA+     1,449,995
            ---------------------------------------------


THE MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT OR                                                 CREDIT
   SHARES                                                  RATING*    VALUE
 ---------- --------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
 -------------------------------------------------------
 $1,500,000 University of Maryland, System Auxiliary
            Facilities & Tuition Revenue Bonds (Series
            A), 5.40% (Original Issue Yield: 5.45%),
            4/1/2009                                         AA+   $ 1,573,170
            --------------------------------------------
  1,600,000 Washington Suburban Sanitation District, MD,
            GO UT Bonds, 5.375%, 6/1/2011                    AA      1,627,520
            --------------------------------------------
  1,700,000 Washington Suburban Sanitation District, MD,
            GO UT Bonds, 5.50%, 6/1/2010                     AA      1,768,781
            --------------------------------------------           -----------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
             (IDENTIFIED COST $29,252,821)                          30,442,232
            --------------------------------------------           -----------
 MUTUAL FUND ISSUES--8.0%
 -------------------------------------------------------
  1,430,264 Goldman Sachs & Co.                                      1,430,264
            --------------------------------------------
  1,243,349 Municipal Fund for Temporary Investment                  1,243,349
            --------------------------------------------           -----------
             TOTAL MUTUAL FUND ISSUES (AT NET ASSET                  2,673,613
            VALUE)                                                 -----------
            --------------------------------------------
             TOTAL INVESTMENTS (IDENTIFIED COST                    $33,115,845
            $31,926,434)(A)                                        -----------
            --------------------------------------------

At September 30, 1997, 4.7% of the total investments at market value were subject to alternative minimum tax.

(a) The cost of investments for federal tax purposes amounts to $31,926,434. The unrealized appreciation of investments on a federal tax basis amounts to $1,189,411 at September 30, 1997.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
     ($33,468,781) at September 30, 1997.

The following acronym(s) are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
FGIC--Financial Guaranty Insurance Company
GO--General Obligation
IDA--Industrial Development Authority
INS--Insured
MBIA--Municipal Bond Investors Assurance
UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)


THE TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                          VALUE
 ----------- ------------------------------------------------   ------------
 U.S. TREASURY OBLIGATIONS--52.6%
 ------------------------------------------------------------
             U.S. TREASURY BILL--15.7%
             ------------------------------------------------
 $50,000,000 10/16/1997                                         $ 49,906,604
             ------------------------------------------------
                                                                ------------
                                                                ------------
             U.S. TREASURY NOTES--36.9%
             ------------------------------------------------
  12,000,000 5/125%, 4/30/1998                                    11,935,655
             ------------------------------------------------
  31,000,000 5.625% - 5.750%, 10/31/1997                          31,002,067
             ------------------------------------------------
  15,000,000 6.125%, 5/15/1998                                    15,031,852
             ------------------------------------------------
   8,000,000 6.125%, 8/31/1998                                     8,024,535
             ------------------------------------------------
   3,000,000 6.250%, 7/31/1998                                     3,014,931
             ------------------------------------------------
  27,000,000 7.875%, 1/15/1998                                    27,168,155
             ------------------------------------------------
   7,000,000 8.250%, 7/15/1998                                     7,135,850
             ------------------------------------------------
  14,000,000 8.750%, 10/15/1997                                   14,016,352
             ------------------------------------------------
                                                                ------------
              Total                                              117,329,397
             ------------------------------------------------
                                                                ------------
              TOTAL U.S. TREASURY OBLIGATIONS                    167,236,001
             ------------------------------------------------   ------------
 (A) REPURCHASE AGREEMENTS--47.0%
 ------------------------------------------------------------
  40,000,000 CS First Boston, 6.050%, dated 9/30/1997, due
             10/1/1997                                            40,000,000
             ------------------------------------------------
  40,000,000 Merrill Lynch, Pierce, Fenner and Smith, 6.050%,
             dated
             9/30/1997, due 10/1/1997                             40,000,000
             ------------------------------------------------
  29,310,947 Prudential Securities, Inc., 6.050%, dated
             9/30/1997, due 10/1/1997                             29,310,947
             ------------------------------------------------
  40,000,000 Smith Barney, Inc., 6.000%, dated 9/30/1997, due
             10/1/1997                                            40,000,000
             ------------------------------------------------
                                                                ------------
              TOTAL REPURCHASE AGREEMENTS                        149,310,947
             ------------------------------------------------   ------------
                                                                ------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(B)          $316,546,948
             ------------------------------------------------   ------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury and/or agency obligations based on market prices at the date of the portfolio.

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
     ($317,749,268) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)


THE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 (A) COMMERCIAL PAPER--55.0%
 ---------------------------------------------------------------
             ASSET BACKED--12.7%
             ---------------------------------------------------
 $ 7,000,000 Ascot Capital Corp., 5.621%, 12/5/1997                $  6,929,981
             ---------------------------------------------------
  10,000,000 Centre Square Funding, 5.574%, 10/20/1997                9,970,708
             ---------------------------------------------------
             Fleet Funding Corp., 5.557%-5.578%, 10/6/1997-
   6,000,000 10/10/1997                                               5,994,168
             ---------------------------------------------------
   8,000,000 Sigma Finance, 5.697%-5.716%, 2/2/1998-2/27/1998         7,827,485
             ---------------------------------------------------   ------------
              Total                                                  30,722,342
             ---------------------------------------------------   ------------
             BANKING-FINANCE--2.5%
             ---------------------------------------------------
   3,000,000 Banc One Funding Corp., 5.605%, 12/12/1997               2,966,820
             ---------------------------------------------------
   3,000,000 Credit Suisse First Boston, 5.691%, 1/16/1998            2,950,691
             ---------------------------------------------------   ------------
              Total                                                   5,917,511
             ---------------------------------------------------   ------------
             COMMERCIAL SERVICES--1.5%
             ---------------------------------------------------
   3,600,000 McGraw-Hill Cos., Inc., 5.565%, 10/7/1997                3,596,700
             ---------------------------------------------------   ------------
             CONSUMER NON-DURABLES--2.9%
             ---------------------------------------------------
             Campbell Soup Co., 5.476%-5.688%, 11/18/1997-
   7,000,000 4/17/1998                                                6,904,653
             ---------------------------------------------------   ------------
             FINANCE-AUTOMOTIVE--1.2%
             ---------------------------------------------------
             Ford Motor Credit Corp., 5.725%-5.857%, 10/27/1997-
   3,000,000 4/13/1998                                                2,962,196
             ---------------------------------------------------   ------------
             FINANCE-RETAIL--2.9%
             ---------------------------------------------------
   7,000,000 Xerox Credit Corp., 5.493%-5.495%, 11/5/1997             6,964,067
             ---------------------------------------------------   ------------
             FINANCE-LEASING--3.3%
             ---------------------------------------------------
             Pitney Bowes Credit Corp., 5.679%-5.837%,
   8,000,000 10/2/1997-1/9/1998                                       7,922,860
             ---------------------------------------------------   ------------
             FINANCIAL SERVICES--14.8%
             ---------------------------------------------------
   2,000,000 American General Finance Corp., 5.780%, 6/9/1998         1,922,748
             ---------------------------------------------------
             General Electric Capital Corp., 5.761%-5.813%,
   8,000,000 5/6/1998-6/9/1998                                        7,700,036
             ---------------------------------------------------
   2,000,000 Marsh & McLennan Cos., Inc., 5.597%, 12/18/1997          1,976,167
             ---------------------------------------------------
             Merrill Lynch & Co., Inc., 5.741%-5.981%, 1/5/1998-
  11,640,000 4/13/1998                                               11,379,917
             ---------------------------------------------------
   5,000,000 Republic New York Corp., 5.654%, 3/27/1998               4,864,792
             ---------------------------------------------------
             Smith Barney, Inc., 5.560%-5.564%, 10/10/1997-
   8,000,000 11/17/1997                                               7,960,030
             ---------------------------------------------------   ------------
              Total                                                  35,803,690
             ---------------------------------------------------   ------------
             HEALTH SERVICES--4.1%
             ---------------------------------------------------
  10,000,000 Schering Corp., 5.813%-5.822%, 10/7/1997-12/2/1997       9,946,639
             ---------------------------------------------------   ------------
             PROCESS INDUSTRIES--2.5%
             ---------------------------------------------------
             Du Pont (E.I.) de Nemours & Co., 5.847%-5.890%,
   6,000,000 10/28/1997                                               5,974,350
             ---------------------------------------------------   ------------
             PRODUCER MANUFACTURING--1.2%
             ---------------------------------------------------
   3,000,000 Xerox Corp., 5.579%, 10/15/1997                          2,993,583
             ---------------------------------------------------   ------------


THE MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR SHARES                                                           VALUE
 ----------- ---------------------------------------------------   ------------
 (A) COMMERCIAL PAPER--CONTINUED
 ---------------------------------------------------------------
             UTILITIES--5.4%
             ---------------------------------------------------
             Southern California Edison Co., 5.604%-5.665%,
 $ 8,000,000 10/17/1997-11/14/1997                                 $  7,967,456
             ---------------------------------------------------
   5,000,000 Virginia Electric Power Co., 9.375%, 6/1/1998            5,105,256
             ---------------------------------------------------   ------------
              Total                                                  13,072,712
             ---------------------------------------------------   ------------
              TOTAL COMMERCIAL PAPER                                132,781,303
             ---------------------------------------------------   ------------
 CORPORATE BONDS--12.2%
 ---------------------------------------------------------------
             BANKING-FINANCE--4.5%
             ---------------------------------------------------
             Associates Corp. of North America, 8.375%,
   4,000,000 1/15/1998                                                4,026,490
             ---------------------------------------------------
     900,000 CIT Group Holdings, Inc., 6.750%, 4/30/1998                901,848
             ---------------------------------------------------
   4,000,000 NationsBank Corp., 6.625%, 1/15/1998                     4,007,304
             ---------------------------------------------------
   2,000,000 Norwest Financial, Inc., 8.500%, 8/15/1998               2,042,512
             ---------------------------------------------------   ------------
              Total                                                  10,978,154
             ---------------------------------------------------   ------------
             FINANCE-LEASING--3.2%
             ---------------------------------------------------
   3,000,000 International Lease Finance Corp., 5.609%, 1/5/1998      2,956,160
             ---------------------------------------------------
             International Lease Finance Corp., 8.125%,
   4,760,000 1/15/1998                                                4,789,290
             ---------------------------------------------------   ------------
              Total                                                   7,745,450
             ---------------------------------------------------   ------------
             FINANCIAL SERVICES--2.1%
             ---------------------------------------------------
   5,000,000 American General Finance Corp., 8.250%, 1/15/1998        5,032,656
             ---------------------------------------------------   ------------
             OIL/GAS--0.2%
             ---------------------------------------------------
     500,000 Texaco Capital, Inc., 9.000%, 11/15/1997                   501,886
             ---------------------------------------------------   ------------
             PROCESS INDUSTRIES--0.8%
             ---------------------------------------------------
   1,925,000 Du Pont (E.I.) de Nemours & Co., 8.650%, 12/1/1997       1,933,167
             ---------------------------------------------------   ------------
             RESTAURANT/FOOD SERVICE--1.4%
             ---------------------------------------------------
   3,238,000 PepsiCo, Inc., 6.125%, 1/15/1998                         3,241,451
             ---------------------------------------------------   ------------
              TOTAL CORPORATE BONDS                                  29,432,764
             ---------------------------------------------------   ------------
 CORPORATE NOTES--2.2%
 ---------------------------------------------------------------
             BANKING-FINANCE--1.3%
             ---------------------------------------------------
   3,000,000 CIT Group Holdings, Inc., 6.500%, 7/13/1998              3,016,257
             ---------------------------------------------------   ------------
             ELECTRONIC TECHNOLOGY--0.9%
             ---------------------------------------------------
   2,250,000 Rockwell International Corp., 7.625%, 2/17/1998          2,264,006
             ---------------------------------------------------   ------------
              TOTAL CORPORATE NOTES                                   5,280,263
             ---------------------------------------------------   ------------
 GOVERNMENT AGENCIES--23.7%
 ---------------------------------------------------------------
             (b)Federal National Mortgage Association, 5.360%,
   2,000,000 12/14/1998                                               2,000,382
             ---------------------------------------------------
  55,250,000 (b)Student Loan Marketing Association, 5.220%-
               5.410%, 10/30/1997-3/7/2001                           55,262,286
             ---------------------------------------------------   ------------
              TOTAL GOVERNMENT AGENCIES                              57,262,668
             ---------------------------------------------------   ------------

THE MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                    VALUE
 ----------- ------------------------------------------   ------------
 (C) REPURCHASE AGREEMENT--6.8%
 ------------------------------------------------------
             Prudential Securities, Inc., 6.050%, dated
 $16,490,289 9/30/1997, due 10/1/1997                     $ 16,490,289
             ------------------------------------------   ------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(D)    $241,247,287
             ------------------------------------------   ------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(b) Current rate and next reset date shown.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($241,510,750) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)



THE TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--99.2%
 --------------------------------------------------------
            ALABAMA--4.4%
            ---------------------------------------------
 $2,500,000 Columbia, AL IDB , PCR (Series C) Daily VRDNs
            (Alabama Power Co.)                                A    $ 2,500,000
            ---------------------------------------------           -----------
            ALASKA--5.2%
            ---------------------------------------------
  3,000,000 Alaska State Housing Finance Corp., Revenue
            Bonds (Series 1991C) Weekly VRDNs (Swiss Bank
            Capital Markets SPA)                              AAA     3,000,000
            ---------------------------------------------           -----------
            ARIZONA--3.5%
            ---------------------------------------------
  2,000,000 Arizona Health Facilities Authority, Pooled
            Loan Program Revenue Bonds (Series 1985B)
            Weekly VRDNs (FGIC INS)/(Chase Manhattan Bank
            N.A., New York LIQ)                               AAA     2,000,000
            ---------------------------------------------           -----------
            FLORIDA--5.7%
            ---------------------------------------------
  3,290,000 Putnam County, FL Development Authority, PCR Bonds (Series 1984H)
            Weekly VRDNs (Seminole Electric Cooperative, Inc (FL))/(National
            Rural Utilities Cooperative Finance Corp.
            LOC)                                              AA-     3,290,000
            ---------------------------------------------           -----------
            GEORGIA--12.6%
            ---------------------------------------------
  2,000,000 Burke County, GA Development Authority, PCR
            Bonds Daily VRDNs (Georgia Power Company
            Plant Vogtle)                                     A+      2,000,000
            ---------------------------------------------
  2,700,000 Gwinnett County, GA School District, GO UT
            Refunding Bonds, 4.40% Bonds, 2/1/1998            AA+     2,707,489
            ---------------------------------------------
  1,500,000 Monroe County, GA Development Authority IDRB,
            PCR Refunding Bonds (Series 2) Daily VRDNs
            (Gulf Power Co.)                                  A+      1,500,000
            ---------------------------------------------
  1,000,000 Putnam County, GA Development Authority Daily
            VRDNs (Georgia Power Co.)                         A+      1,000,000
            ---------------------------------------------           -----------
             Total                                                    7,207,489
            ---------------------------------------------           -----------
            MARYLAND--8.3%
            ---------------------------------------------
  1,000,000 Anne Arundel County, MD, GO UT, 4.00% Bonds,
            4/1/1998                                          AA+     1,001,229
            ---------------------------------------------
  1,750,000 Baltimore County, MD Metropolitan District,
            GO UT (65th Series), 5.00% Bonds, 6/1/1998        AAA     1,764,110
            ---------------------------------------------
  2,000,000 Maryland Health & Higher Educational
            Facilities Authority, Revenue Bonds Weekly
            VRDNs (Greater Baltimore Medical
            Center)/(First National Bank of Maryland,
            Baltimore LOC)                                    A1      2,000,000
            ---------------------------------------------           -----------
             Total                                                    4,765,339
            ---------------------------------------------           -----------
            MASSACHUSETTS--4.4%
            ---------------------------------------------
  2,500,000 Massachusetts IFA, (Series 1992A) Weekly
            VRDNs (Ogden Haverhill)/(Union Bank of
            Switzerland, Zurich LOC)                          AA+     2,500,000
            ---------------------------------------------           -----------
            MINNESOTA--0.7%
            ---------------------------------------------
    400,000 Beltrami County, MN, Environmental Control
            Authority Daily VRDNs (Northwood Panelboard
            Co.)/(Union Bank of Switzerland, Zurich LOC)      AA+       400,000
            ---------------------------------------------           -----------

THE TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 --------------------------------------------------------
            NEW YORK--10.3%
            ---------------------------------------------
 $1,000,000 New York City Municipal Water Finance
            Authority, Water and Sewer System Revenue
            Bonds (Series 1995 A) Daily VRDNs (FGIC
            INS)/(FGIC Securities Purchase, Inc. LIQ)         AAA   $ 1,000,000
            ---------------------------------------------
  1,000,000 New York City, NY Daily VRDNs (AMBAC INS)         AAA     1,000,000
            ---------------------------------------------
    900,000 New York City, NY Daily VRDNs (Morgan
            Guaranty Trust Co., New York LOC)                 AAA       900,000
            ---------------------------------------------
    100,000 New York City, NY, (Subseries B-4) Daily
            VRDNs                                             AA+       100,000
            ---------------------------------------------
    400,000 New York City, NY, GO Bonds Series-B Daily
            VRDNs (FGIC INS)/(FGIC Securities Purchase,
            Inc. LIQ)                                         AAA       400,000
            ---------------------------------------------
    500,000 New York City, NY, Series B Daily VRDNs (FGIC
            INS)/(FGIC Securities Purchase, Inc. LIQ)         AAA       500,000
            ---------------------------------------------
  2,000,000 New York City, NY, Subseries A-10 Daily VRDNs     AAA     2,000,000
            ---------------------------------------------           -----------
             Total                                                    5,900,000
            ---------------------------------------------           -----------
            OHIO--6.8%
            ---------------------------------------------
  1,900,000 Clermont County, OH , Revenue Bonds (Series
            B) Weekly VRDNs (Mercy Health Systems)            AA-     1,900,000
            ---------------------------------------------
  2,000,000 Ohio State Air Quality Development Authority, Revenue Bonds (Series
            B) Daily VRDNs (Cincinnati Gas and Electric Co.)/(J.P.
            Morgan Delaware, Wilmington LOC)                  AAA     2,000,000
            ---------------------------------------------           -----------
             Total                                                    3,900,000
            ---------------------------------------------           -----------
            PENNSYLVANIA--3.5%
            ---------------------------------------------
  2,000,000 Allegheny County, PA HDA, (Series 1990 A)
            Daily VRDNs (Presbyterian University
            Hospital)/(MBIA Insurance Corporation
            INS)/(PNC Bank, N.A. LIQ)                         AAA     2,000,000
            ---------------------------------------------           -----------
            TEXAS--6.1%
            ---------------------------------------------
  1,500,000 Lower Neches Valley, TX, Refunding Revenue Bonds, 3.75% TOBs
            (Chevron U.S.A., Inc.)
            2/16/1998                                         AA      1,500,000
            ---------------------------------------------
  2,000,000 Sabine River Authority, TX , PCR Bonds
            (Series B) Daily VRDNs (Texas Utilities
            Electric Co.)/(Union Bank of Switzerland,
            Zurich LOC)                                       AA+     2,000,000
            ---------------------------------------------           -----------
             Total                                                    3,500,000
            ---------------------------------------------           -----------
            VIRGINIA--26.0%
            ---------------------------------------------
  2,200,000 Fairfax County, VA IDA, Refunding Revenue
            Bonds (Series A) Weekly VRDNs (Fairfax
            Hospital System)                                  AA      2,200,000
            ---------------------------------------------
  2,000,000 Fairfax County, VA, GO UT (Series A), 5.50%
            Bonds, 6/1/1998                                   AAA     2,022,729
            ---------------------------------------------
  2,215,000 Loudoun County, VA, GO UT (Series A), 4.375%
            Bonds, 8/1/1998                                   AA-     2,226,345
            ---------------------------------------------
    965,000 Richmond, VA Public Utility, Series A, 8.00%
            Bonds (United States Treasury PRF), 1/15/1998
            (@102)                                            AAA       996,204
            ---------------------------------------------
  1,400,000 Virginia College Building Authority Weekly
            VRDNs (University of Richmond)/(Crestar Bank
            of Virginia, Richmond SA)                         Aa2     1,400,000
            ---------------------------------------------


THE TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   CREDIT
 OR SHARES                                                  RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 --------------------------------------------------------
 $2,000,000 Virginia State Housing Development Authority,
            (Series C), 3.80% TOBs, Mandatory Tender
            6/10/1998                                         AA+   $ 1,999,173
            ---------------------------------------------
    500,000 Virginia State Public Building Authority,
            (Series A), 3.90% Bonds, 8/1/1998                 AA        500,192
            ---------------------------------------------
  1,500,000 Virginia State Public School Authority,
            Series A, 6.00% Bonds, 1/1/1998                   AA      1,508,956
            ---------------------------------------------
  2,000,000 Virginia State Transportation Board, 7.70%
            Bonds (Route 28 Project)/(United States
            Treasury PRF), 3/1/1998 (@102)                    AAA     2,072,480
            ---------------------------------------------           -----------
             Total                                                   14,926,079
            ---------------------------------------------           -----------
            WYOMING--1.7%
            ---------------------------------------------
  1,000,000 Lincoln County, WY, Revenue Bonds Daily VRDNs
            (Exxon Corp.)                                     AA      1,000,000
            ---------------------------------------------           -----------
             TOTAL SHORT-TERM MUNICIPAL SECURITIES                   56,888,907
            ---------------------------------------------           -----------
 MUTUAL FUND ISSUES--0.4%
 --------------------------------------------------------
    247,772 Goldman Sachs & Co. (AT NET ASSET VALUE)                    247,772
            ---------------------------------------------           -----------
             TOTAL INVESTMENTS (AT AMORTIZED COST AND NET
            ASSET VALUE)(A)                                         $57,136,679
            ---------------------------------------------           -----------

(a) Also represents cost for federal tax purposes.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($57,369,580) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company GO--General Obligation HDA--Hospital Development Authority IDA--Industrial Development Authority IDB--Industrial Development Bond
IDRB--Industrial Development Revenue Bond IFA--Industrial Finance Authority
INS--Insured LIQ--Liquidity Agreement LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance PCR--Pollution Control Revenue PRF--Prerefunded SA--Support Agreement SPA--Standby Purchase Agreement TOBs--Tender Option Bonds UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                            THE U.S.     THE STYLE                   THE          THE
                           GOVERNMENT     MANAGER:    THE STYLE   VIRGINIA     MARYLAND
                           SECURITIES    LARGE CAP     MANAGER    MUNICIPAL    MUNICIPAL
                              FUND          FUND        FUND      BOND FUND    BOND FUND
------------------------------------------------------------------------------------------
ASSETS:
Investments in
repurchase agreements     $    460,430  $  2,576,249 $ 1,219,266 $        --  $        --
Investments in
securities                 155,643,026   104,106,935  75,511,023  78,052,751   33,115,845
------------------------------------------------------------------------------------------
  Total investments in
  securities, at value    $156,103,456  $106,683,184 $76,730,289 $78,052,751  $33,115,845
------------------------------------------------------------------------------------------
Cash                                --           446          --          --           --
Income receivable            1,935,302       128,141      96,421   1,121,169      438,320
Receivable for shares
sold                           117,229        57,067     275,041      37,019          200
Deferred expenses                   --            --       9,103          --           --
------------------------------------------------------------------------------------------
  Total assets             158,155,987   106,868,838  77,110,854  79,210,939   33,554,365
------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares
redeemed                       249,193        87,484     187,792     238,933       13,519
Income distribution
payable                        362,543            --          --     105,709       33,929
Payable to Bank                  3,989            --          --          --           --
Accrued expenses               115,182        96,827      49,114      93,733       38,136
------------------------------------------------------------------------------------------
  Total liabilities            730,907       184,311     236,906     438,375       85,584
------------------------------------------------------------------------------------------
  TOTAL NET ASSETS        $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital           $174,339,274  $ 69,922,418 $48,156,564 $75,912,084  $32,631,102
Net unrealized
 appreciation of
 investments                 1,195,308    20,488,173  15,019,954   3,037,578    1,189,411
Accumulated net realized
 gain (loss) on
 investments               (18,155,068)   16,158,724  13,635,635    (177,098)    (351,732)
Accumulated
 undistributed net
 investment income              45,566       115,212      61,795          --           --
------------------------------------------------------------------------------------------
  TOTAL NET ASSETS        $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSETS:
 Trust Shares             $ 52,177,289  $ 26,611,481 $        -- $19,891,348  $ 5,682,750
 Investment Shares         105,247,791    80,073,046  76,873,948  58,881,216   27,786,031
------------------------------------------------------------------------------------------
  Total                   $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSET VALUE AND
OFFERING PRICE PER SHARE
 Trust Shares                    $9.95        $16.31          --      $11.07       $10.91
 Investment Shares               $9.95        $16.31      $15.37      $11.07       $10.91
------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER
SHARE*
 Trust Shares                    $9.95        $16.31          --      $11.07       $10.91
 Investment Shares**             $9.75        $15.98      $15.06      $10.85       $10.69
------------------------------------------------------------------------------------------
SHARES OUTSTANDING
 Trust Shares                5,246,259     1,632,012          --   1,797,148      521,087
 Investment Shares          10,582,280     4,910,713   5,002,112   5,319,803    2,547,851
------------------------------------------------------------------------------------------
Total Shares Outstanding    15,828,539     6,542,725   5,002,112   7,116,951    3,068,938
------------------------------------------------------------------------------------------
Investments, at
identified cost           $154,908,148  $ 86,195,011 $61,710,335 $75,015,173  $31,926,434
------------------------------------------------------------------------------------------
Investments, at tax cost  $154,908,148  $ 86,195,011 $61,750,880 $75,015,173  $31,926,434
------------------------------------------------------------------------------------------

*See "Redeeming Shares" in the Prospectus.
**Computation of redemption proceeds per share: 98/100 of net asset value.

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                         THE TREASURY              THE TAX-FREE
                                            MONEY      THE MONEY      MONEY
                                         MARKET FUND  MARKET FUND  MARKET FUND
-------------------------------------------------------------------------------
ASSETS:
Investments in repurchase agreements     $149,310,947 $ 16,490,289 $        --
Investments in securities                 167,236,001  224,756,998  57,136,679
-------------------------------------------------------------------------------
  Total investments in securities, at
  value                                   316,546,948  241,247,287  57,136,679
-------------------------------------------------------------------------------
Income receivable                           2,578,221    1,133,016     371,750
Receivable for shares sold                      3,106       11,582      69,301
Deferred expenses                                  --           --       4,692
-------------------------------------------------------------------------------
  Total assets                            319,128,275  242,391,885  57,582,422
-------------------------------------------------------------------------------
LIABILITIES:
Payable for shares redeemed                   206,703       66,719       6,000
Income distribution payable                   930,196      602,201     135,472
Payable to Bank                                    --       67,897          --
Accrued expenses                              242,108      144,318      71,370
-------------------------------------------------------------------------------
  Total liabilities                         1,379,007      881,135     212,842
-------------------------------------------------------------------------------
  TOTAL NET ASSETS                       $317,749,268 $241,510,750 $57,369,580
-------------------------------------------------------------------------------
NET ASSETS:
 Trust Shares                            $196,450,150 $164,290,280 $        --
 Investment Shares                        121,299,118   77,220,470  57,369,580
-------------------------------------------------------------------------------
  TOTAL NET ASSETS                       $317,749,268 $241,510,750 $57,369,580
-------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PROCEEDS
PER SHARE
 Trust Shares                                   $1.00        $1.00          --
 Investment Shares                              $1.00        $1.00       $1.00
-------------------------------------------------------------------------------
SHARES OUTSTANDING
 Trust Shares                             196,450,150  164,290,280          --
 Investment Shares                        121,466,050   77,220,470  57,369,580
-------------------------------------------------------------------------------
Total Shares Outstanding                  317,916,200  241,510,750  57,369,580
-------------------------------------------------------------------------------
Investments, at amortized cost and net
asset value                              $316,546,948 $241,247,287 $57,136,679
-------------------------------------------------------------------------------
Investments, at tax cost                 $316,546,948 $241,247,287 $57,136,679
-------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                           THE U.S.     THE STYLE                              THE
                          GOVERNMENT    MANAGER:    THE STYLE  THE VIRGINIA  MARYLAND
                          SECURITIES    LARGE CAP    MANAGER    MUNICIPAL   MUNICIPAL
                             FUND         FUND        FUND      BOND FUND   BOND FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                 $        --  $ 2,280,851 $ 1,853,994 $        --  $       --
Interest                   12,930,324      109,465     110,776   4,537,516   1,875,016
--------------------------------------------------------------------------------------
  Total income             12,930,324    2,390,316   1,964,770   4,537,516   1,875,016
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee     1,325,841      749,609     830,673     650,276     273,851
Administrative personnel
and  services fee             172,113       97,360      75,125      84,421      75,000
Custodian fees                 46,191       47,362      31,329      28,448      12,079
Transfer and dividend
disbursing  agent fees
and expenses                  132,824      198,044      64,733      80,614      60,084
Directors'/Trustees'
fees                            3,071        3,593       2,496       2,754       2,202
Auditing fees                  15,412       18,571      12,506      14,195      14,018
Legal fees                      2,633       12,728       1,920       2,436          19
Portfolio accounting
fees                           58,744       59,472      38,520      62,576      55,277
Distribution services
fee--
 Investment Shares            279,386      175,775          --     158,225      73,620
Share registration costs       15,210       26,705      11,764      15,011       9,626
Printing and postage           14,918       15,397      26,489      12,992      20,995
Insurance premiums              4,006        6,951       2,903       2,092       2,368
Miscellaneous                   5,441        7,121      11,563       3,681          14
--------------------------------------------------------------------------------------
  Total expenses            2,075,790    1,418,688   1,110,021   1,117,721     599,153
Waivers--
 Waiver of investment
  advisory fee                 37,709           --     326,846          --          --
--------------------------------------------------------------------------------------
 Net expenses               2,038,081    1,418,688     783,175   1,117,721     599,153
--------------------------------------------------------------------------------------
  Net investment income    10,892,243      971,628   1,181,595   3,419,795   1,275,863
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss)
on  investments            (3,831,048)  16,227,730  13,831,352     579,805     163,436
Change in unrealized
appreciation
 of investments             4,711,022   14,347,096   9,985,998   2,442,760     982,703
--------------------------------------------------------------------------------------
 Net realized and
unrealized gain   (loss)
on investments                879,974   30,574,826  23,817,350   3,022,565   1,146,139
--------------------------------------------------------------------------------------
  Change in net assets
resulting    from
operations                $11,772,217  $31,546,454 $24,998,945 $ 6,442,360  $2,422,002
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                    THE TAX-
                                        THE TREASURY                  FREE
                                           MONEY       THE MONEY      MONEY
                                        MARKET FUND   MARKET FUND  MARKET FUND
------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                $20,757,671   $13,828,345  $2,158,617
------------------------------------------------------------------------------
  Total income                           20,757,671    13,828,345   2,158,617
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                   1,897,464     1,250,019     302,027
Administrative personnel and services
fee                                         369,581       243,450      75,171
Custodian fees                              120,115        74,934      34,273
Transfer and dividend disbursing agent
fees and expenses                           240,905       123,295      44,277
Directors'/Trustees' fees                     5,057         3,656       3,408
Auditing fees                                20,051        16,000      16,613
Legal fees                                      412         4,687       2,434
Portfolio accounting fees                   109,149        75,599      46,105
Distribution services fee--Investment
Shares                                      331,053       206,038          --
Share registration costs                     18,320        24,568      12,242
Printing and postage                         26,923        28,499      23,513
Insurance premiums                            4,988         6,662       2,870
Miscellaneous                                 2,993         8,156       6,815
------------------------------------------------------------------------------
  Total expenses                          3,147,011     2,065,563     569,748
Waivers and Reimbursements--
 Waiver of investment advisory fee          (46,840)      (57,472)    (94,455)
 Reimbursements of other operating
expenses                                     (4,897)           --          --
------------------------------------------------------------------------------
  Total waivers and reimbursements          (51,737)      (57,472)    (94,455)
------------------------------------------------------------------------------
    Net expenses                          3,095,274     2,008,091     475,293
------------------------------------------------------------------------------
      Net investment income              17,662,397    11,820,254   1,683,324
------------------------------------------------------------------------------
        Change in net assets resulting
             from operations            $17,662,397   $11,820,254  $1,683,324
------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                               THE U.S. GOVERNMENT           THE STYLE MANAGER:
                                 SECURITIES FUND               LARGE CAP FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
-------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
 NET ASSETS:
 OPERATIONS--
 Net investment income     $ 10,892,243   $ 13,381,466   $    971,628   $  1,995,250
 Net realized gain (loss)
 on investments              (3,831,048)    (3,219,621)    16,227,730     12,982,465
 Net change in unrealized
  appreciation
  (depreciation) of
  investments                 4,711,022     (2,011,452)    14,347,096     (2,926,184)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from operations  11,772,217      8,150,393     31,546,454     12,051,531
-------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
 SHAREHOLDERS-- Distributions from net investment income:
   Trust Shares              (4,109,350)    (6,107,288)      (350,276)      (926,390)
   Investment Shares         (6,782,893)    (7,274,178)      (656,481)    (1,026,148)
 Distributions from net realized gains:
   Trust Shares                      --             --     (4,272,531)    (3,898,915)
   Investment Shares                 --             --     (7,971,845)    (3,989,082)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from
    distributions to
  shareholders              (10,892,243)   (13,381,466)   (13,251,133)    (9,840,535)
-------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
 shares                      22,960,997     46,455,480     17,201,667     18,263,662
 Shares issued in
  connection with the
  acquisition                        --             --      1,509,197      9,245,450
 Net asset value of
  shares issued to
  shareholders in payment
  of
  distributions declared      5,396,173      6,142,681      9,353,220      5,478,249
 Cost of shares redeemed    (67,228,310)   (68,163,717)   (33,248,877)   (31,477,651)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from share
  transactions              (38,871,140)   (15,565,556)    (5,184,793)     1,509,710
-------------------------------------------------------------------------------------
    Change in net assets    (37,991,166)   (20,796,629)    13,110,528      3,720,706
 NET ASSETS:
 Beginning of period        195,416,246    216,212,875     93,573,999     89,853,293
-------------------------------------------------------------------------------------
 End of period             $157,425,080   $195,416,246   $106,684,527   $ 93,573,999
-------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $     45,566   $     45,566   $    115,212   $    150,341
-------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             THE VIRGINIA MUNICIPAL
                             THE STYLE MANAGER FUND               BOND FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
-------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
 NET ASSETS:
 OPERATIONS--
 Net investment income     $  1,181,595   $  1,728,218   $  3,419,795   $  3,919,914
 Net realized gain (loss)
 on investments              13,831,352      4,542,510        579,805        780,289
 Net change in unrealized
  appreciation
  (depreciation) of
  investments                 9,985,998       (119,759)     2,442,760     (2,101,082)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting
    from operations          24,998,945      6,150,969      6,442,360      2,599,121
-------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
 SHAREHOLDERS-- Distributions from net investment income:
   Trust Shares                      --             --       (965,706)    (1,287,834)
   Investment Shares         (1,233,260)    (1,638,472)    (2,454,089)    (2,632,080)
 Distributions from net realized gains:
   Trust Shares                      --             --             --             --
   Investment Shares         (3,328,990)    (8,143,290)            --             --
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from
    distributions to
  shareholders               (4,562,250)    (9,781,762)    (3,419,795)    (3,919,914)
-------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
 shares                      40,136,505     16,506,045      6,840,095     16,125,700
 Net asset value of
  shares issued to
  shareholders in payment
  of
  distributions declared      4,503,897      9,243,789      1,888,518      1,997,026
 Cost of shares redeemed    (50,985,728)   (37,724,499)   (26,788,539)   (27,234,673)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting
    from share
  transactions               (6,345,326)   (11,974,665)   (18,059,926)    (9,111,947)
-------------------------------------------------------------------------------------
    Change in net assets     14,091,369    (15,605,458)   (15,037,361)   (10,432,740)
 NET ASSETS:
 Beginning of period         62,782,579     78,388,037     93,809,925    104,242,665
-------------------------------------------------------------------------------------
 End of period             $ 76,873,948   $ 62,782,579   $ 78,772,564   $ 93,809,925
-------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $     61,795   $    113,460   $         --   $         --
-------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             THE MARYLAND MUNICIPAL             THE TREASURY
                                    BOND FUND                 MONEY MARKET FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
--------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS:
 OPERATIONS--
 Net investment income     $  1,275,863   $  1,527,863   $  17,662,397  $  16,209,478
 Net realized gain
  (loss) on investments         163,436        186,173              --             --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments                   982,703       (739,639)             --             --
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from operations           2,422,002        974,397      17,662,397     16,209,478
--------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net investment income:
   Trust Shares                (261,815)      (352,284)    (11,714,695)   (11,356,506)
   Investment Shares         (1,015,074)    (1,175,552)     (5,947,702)    (4,852,972)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting from
    distributions to
    shareholders             (1,276,889)    (1,527,836)    (17,662,397)   (16,209,478)
--------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
  shares                      2,708,043      8,364,014     723,861,521    659,743,838
 Shares issued in
  connection with the
  acquisition                        --             --              --    122,108,127
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared        770,265        989,879       5,621,031      4,898,441
 Cost of shares redeemed    (11,327,459)   (10,247,633)   (784,872,329)  (661,630,604)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from share
    transactions             (7,849,151)      (893,740)    (55,389,777)   125,119,802
--------------------------------------------------------------------------------------
    Change in net assets     (6,704,038)    (1,447,179)    (55,389,777)   125,119,802
 NET ASSETS:
 Beginning of period         40,172,819     41,619,998     373,139,045    248,019,243
--------------------------------------------------------------------------------------
 End of period             $ 33,468,781   $ 40,172,819   $ 317,749,268  $ 373,139,045
--------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $         --   $      1,026   $          --  $          --
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                               THE TAX-FREE MONEY
                              THE MONEY MARKET FUND              MARKET FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
--------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS:
 OPERATIONS--
 Net investment income     $  11,820,254  $  12,191,680  $   1,683,324  $   2,734,120
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from operations           11,820,254     12,191,680      1,683,324      2,734,120
--------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net investment income:
   Trust Shares               (8,056,642)    (8,395,610)            --             --
   Investment Shares          (3,763,612)    (3,796,070)    (1,683,324)    (2,734,120)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting from
    distributions to
    shareholders             (11,820,254)   (12,191,680)    (1,683,324)    (2,734,120)
--------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
  shares                     618,631,500    576,928,235    315,423,874    389,800,080
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared       3,617,170      3,626,658        417,624        459,305
 Cost of shares redeemed    (624,937,753)  (551,929,373)  (310,970,825)  (419,737,938)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from share
    transactions              (2,689,083)    28,625,520      4,870,673    (29,478,553)
--------------------------------------------------------------------------------------
    Change in net assets      (2,689,083)    28,625,520      4,870,673    (29,478,553)
 NET ASSETS:
 Beginning of period         244,199,833    215,574,313     52,498,907     81,977,460
--------------------------------------------------------------------------------------
 End of period             $ 241,510,750  $ 244,199,833  $  57,369,580  $  52,498,907
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED SEPTEMBER 30,
                             -------------------------------------------------
INVESTMENT SHARES              1997      1996      1995      1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                      $ 9.89    $10.13    $ 9.83    $10.90     $10.95
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income           0.60      0.62      0.64      0.61       0.66
 Net realized and
 unrealized gain (loss) on
 investments                     0.06     (0.24)     0.30     (0.94)      0.03
-------------------------------------------------------------------------------
Total from investment
operations                       0.66      0.38      0.94     (0.33)      0.69
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income              (0.60)    (0.62)    (0.64)    (0.61)     (0.66)
 Distributions from net
 realized gain on
 investments                      --        --        --        --       (0.08)
 Distributions in excess of
 net realized gain on
 investments (a)                  --        --        --      (0.13)       --
-------------------------------------------------------------------------------
Total distributions             (0.60)    (0.62)    (0.64)    (0.74)     (0.74)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                         $ 9.95    $ 9.89    $10.13    $ 9.83     $10.90
-------------------------------------------------------------------------------
TOTAL RETURN (B)                 6.89%     3.79%     9.84%    (3.36)%     6.82%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS
 Expenses                        1.25%     1.14%     1.01%     0.99%      0.77%
 Net investment income           6.07%     6.11%     6.41%     5.94%      5.91%
 Expense
 waiver/reimbursement (c)        0.02%     0.13%     0.28%     0.32%      0.43%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)               $105,248  $116,418  $114,803  $112,439   $119,187
 Portfolio turnover                80%      118%       82%      227%       154%
-------------------------------------------------------------------------------
                                       YEAR ENDED SEPTEMBER 30,
                             -------------------------------------------------
TRUST SHARES                   1997      1996      1995      1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                      $ 9.89    $10.13    $ 9.83    $10.90     $10.95
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income           0.63      0.64      0.66      0.63       0.67
 Net realized and
 unrealized gain (loss) on
 investments                     0.06     (0.24)     0.30     (0.94)      0.03
-------------------------------------------------------------------------------
Total from investment
operations                       0.69      0.40      0.96     (0.31)      0.70
-------------------------------------------------------------------------------
Less distributions
 Distributions from net
 investment income              (0.63)    (0.64)    (0.66)    (0.63)     (0.67)
 Distributions from net
 realized gain on
 investments                      --        --        --        --       (0.08)
 Distributions in excess of
 net realized gain on
 investments (a)                  --        --        --      (0.13)       --
-------------------------------------------------------------------------------
Total distributions             (0.63)    (0.64)    (0.66)    (0.76)     (0.75)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                         $ 9.95    $ 9.89    $10.13    $ 9.83     $10.90
-------------------------------------------------------------------------------
TOTAL RETURN (B)                 7.16%     4.05%    10.11%    (3.12)%     6.94%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS
 Expenses                        1.00%     0.89%     0.76%     0.74%      0.63%
 Net investment income           6.32%     6.36%     6.66%     6.19%      6.17%
 Expense
 waiver/reimbursement (c)        0.02%     0.13%     0.28%     0.32%      0.43%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $52,177   $78,998  $101,410  $107,103   $112,334
 Portfolio turnover                80%      118%       82%      227%       154%
-------------------------------------------------------------------------------

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER: LARGE CAP FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
INVESTMENT SHARES                 1997(C)   1996    1995(C)   1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $13.68   $13.70   $11.80   $12.39    $12.02
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.13     0.27     0.09     0.17      0.24
 Net realized and unrealized
 gain (loss) on investments          4.47     1.18     2.20    (0.39)     0.54
-------------------------------------------------------------------------------
Total from investment operations     4.60     1.45     2.29    (0.22)     0.78
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.14)   (0.27)   (0.09)   (0.17)    (0.25)
 Distributions from net realized
 gain on investments                (1.83)   (1.20)   (0.30)   (0.20)    (0.16)
-------------------------------------------------------------------------------
Total distributions                 (1.97)   (1.47)   (0.39)   (0.37)    (0.41)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $16.31   $13.68   $13.70   $11.80    $12.39
-------------------------------------------------------------------------------
TOTAL RETURN (A)                    37.02%   11.28%   20.02%   (1.72%)    6.31%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.49%    1.36%    1.21%    1.20%     0.87%
 Net investment income               0.88%    2.01%    0.67%    1.40%     1.81%
 Expense waiver/reimbursement
 (b)                                  --       --      0.21%    0.23%     0.55%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $80,073  $59,891  $44,509  $26,739   $18,691
 Average commission rate paid
 (d)                              $0.0783  $0.0616      --       --        --
 Portfolio turnover                    56%     151%     208%     205%       67%
-------------------------------------------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
TRUST SHARES                      1997(C)   1996    1995(C)   1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $13.68   $13.70   $11.80   $12.39    $12.02
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.18     0.33     0.12     0.20      0.28
 Net realized and unrealized
 gain (loss) on investments          4.46     1.15     2.20    (0.40)     0.51
-------------------------------------------------------------------------------
Total from investment operations     4.64     1.48     2.32    (0.20)     0.79
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.18)   (0.30)   (0.12)   (0.19)    (0.26)
 Distributions from net realized
 gain on investments                (1.83)   (1.20)   (0.30)   (0.20)    (0.16)
-------------------------------------------------------------------------------
Total distributions                 (2.01)   (1.50)   (0.42)   (0.39)    (0.42)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $16.31   $13.68   $13.70   $11.80    $12.39
-------------------------------------------------------------------------------
TOTAL RETURN (A)                    37.37%   11.55%   20.33%   (1.50%)    6.42%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.24%    1.11%    0.96%    0.95%     0.66%
 Net investment income               1.17%    2.26%    0.92%    1.68%     2.09%
 Expense waiver/reimbursement
 (b)                                  --       --      0.21%    0.23%     0.55%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $26,611  $33,683  $45,345  $70,374   $65,841
 Average commission rate paid
 (d)                              $0.0783  $0.0616      --       --        --
 Portfolio turnover                    56%     151%     208%     205%       67%
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Per share information presented is based on the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             YEAR ENDED         PERIOD
                                            SEPTEMBER 30,        ENDED
                                           ----------------  SEPTEMBER 30,
INVESTMENT SHARES                           1997     1996       1995(A)
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $11.47   $12.03      $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                        0.23     0.31        0.03
 Net realized and unrealized gain on
 investments                                  4.54     0.77        2.03
--------------------------------------------------------------------------
Total from investment operations              4.77     1.08        2.06
--------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net investment income    (0.24)   (0.29)      (0.03)
 Distributions from net realized gain on
 investments                                 (0.63)   (1.35)        --
--------------------------------------------------------------------------
Total distributions                          (0.87)   (1.64)      (0.03)
--------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $15.37   $11.47      $12.03
--------------------------------------------------------------------------
TOTAL RETURN (B)                             44.01%   10.19%      20.59%
--------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                                     1.17%    0.99%       0.44%*
 Net investment income                        1.76%    2.63%       0.46%*
 Expense waiver/reimbursement (c)             0.50%    0.44%       1.03%*
--------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)   $76,874  $62,783     $78,388
 Average commission rate paid (d)          $0.0789  $0.0514         --
 Portfolio turnover                             94%     112%         92%
--------------------------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from March 7, 1995 (date of initial public investment) to September 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

THE VIRGINIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------------
INVESTMENT SHARES                1997     1996     1995     1994        1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $10.68   $10.81   $10.26   $11.26      $10.46
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income             0.42     0.41     0.45     0.45        0.51
 Net realized and unrealized
 gain (loss) on investments        0.39    (0.13)    0.55    (0.92)       0.89
-------------------------------------------------------------------------------
Total from investment
operations                         0.81     0.28     1.00    (0.47)       1.40
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                (0.42)   (0.41)   (0.45)   (0.45)(e)   (0.51)
 Distributions from net
 realized gain on
 investments                        --       --       --     (0.06)      (0.09)
 Distributions in excess of
 net realized gain on
 investments (a)                    --       --       --     (0.02)        --
-------------------------------------------------------------------------------
Total distributions               (0.42)   (0.41)   (0.45)   (0.53)      (0.60)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $11.07   $10.68   $10.81   $10.26      $11.26
-------------------------------------------------------------------------------
TOTAL RETURN (B)                   7.74%    2.60%   10.00%   (4.25)%     13.49%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                          1.36%    1.32%    1.17%    1.15%       0.90%
 Net investment income             3.87%    3.78%    4.32%    4.22%       4.68%
 Expense waiver/reimbursement
 (c)                                --      0.02%    0.22%    0.27%       0.50%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                  $58,881  $65,700  $70,572  $74,706     $63,492
 Portfolio turnover                  19%     129%      26%      29%         17%
-------------------------------------------------------------------------------
                                       YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------------
TRUST SHARES                     1997     1996     1995     1994        1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $10.68   $10.81   $10.26   $11.26      $10.46
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income             0.45     0.44     0.48     0.48        0.53
 Net realized and unrealized
 gain (loss) on investments        0.39    (0.13)    0.55    (0.92)       0.89
-------------------------------------------------------------------------------
Total from investment
operations                         0.84     0.31     1.03    (0.44)       1.42
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                (0.45)   (0.44)   (0.48)   (0.48)(d)   (0.53)
 Distributions from net
 realized gain on
 investments                        --       --       --     (0.06)      (0.09)
 Distributions in excess of
 net realized gain on
 investments (a)                    --       --       --     (0.02)        --
-------------------------------------------------------------------------------
Total distributions               (0.45)   (0.44)   (0.48)   (0.56)      (0.62)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $11.07   $10.68   $10.81   $10.26      $11.26
-------------------------------------------------------------------------------
TOTAL RETURN (B)                   8.00%    2.86%   10.27%   (4.01%)     13.62%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                          1.11%    1.06%    0.92%    0.90%       0.75%
 Net investment income             4.12%    4.03%    4.57%    4.47%       4.85%
 Expense waiver/reimbursement
 (c)                                --      0.02%    0.22%    0.27%       0.50%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                  $19,891  $28,110  $33,670  $34,165     $41,204
 Portfolio turnover                  19%     129%      26%      29%         17%
-------------------------------------------------------------------------------

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Amount includes distributions to shareholders in excess of net investment income of $0.0002 per share.
(e) Amount includes distributions to shareholders in excess of net investment income of $0.0001 per share.
(See Notes which are an integral part of the Financial Statements)


THE MARYLAND MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
INVESTMENT SHARES                  1997     1996     1995     1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $10.56   $10.69   $10.17   $11.24    $10.39
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.37     0.38     0.40     0.45      0.49
 Net realized and unrealized
 gain (loss) on investments          0.35    (0.13)    0.54    (0.97)     0.85
-------------------------------------------------------------------------------
Total from investment operations     0.72     0.25     0.94    (0.52)     1.34
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.37)   (0.38)   (0.40)   (0.45)    (0.49)
 Distributions from net realized
 gain on investments                  --       --     (0.02)   (0.10)      --
-------------------------------------------------------------------------------
Total distributions                 (0.37)   (0.38)   (0.42)   (0.55)    (0.49)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $10.91   $10.56   $10.69   $10.17    $11.24
-------------------------------------------------------------------------------
TOTAL RETURN (A)                     6.92%    2.36%    9.81%   (4.74%)   13.24%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.69%    1.43%    1.24%    1.17%     1.00%
 Net investment income               3.45%    3.57%    4.24%    4.22%     4.50%
 Expense waiver/reimbursement
 (b)                                  --      0.25%    0.44%    0.51%     0.77%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $27,786  $31,284  $32,172  $34,580   $33,907
 Portfolio turnover                    13%     138%      21%      27%       23%
-------------------------------------------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
TRUST SHARES                       1997     1996     1995     1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $10.56   $10.69   $10.17   $11.24    $10.39
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.40     0.41     0.42     0.48      0.50
 Net realized and unrealized
 gain (loss)
 on investments                      0.35    (0.13)    0.54    (0.97)     0.85
-------------------------------------------------------------------------------
Total from investment operations     0.75     0.28     0.96    (0.49)     1.35
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.40)   (0.41)   (0.42)   (0.48)    (0.50)
 Distributions from net realized
 gain on investments                  --       --     (0.02)   (0.10)      --
-------------------------------------------------------------------------------
Total distributions                 (0.40)   (0.41)   (0.44)   (0.58)    (0.50)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $10.91   $10.56   $10.69   $10.17    $11.24
-------------------------------------------------------------------------------
TOTAL RETURN (A)                     7.19%    2.61%   10.09%   (4.50%)   13.37%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.44%    1.18%    0.99%    0.92%     0.86%
 Net investment income               3.70%    3.82%    4.49%    4.46%     4.64%
 Expense waiver/reimbursement
 (b)                                  --      0.25%    0.44%    0.51%     0.77%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                          $5,683   $8,889   $9,447  $11,301   $12,014
 Portfolio turnover                    13%     138%      21%      27%       23%
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
INVESTMENT SHARES               1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.02)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.58%     4.67%     4.98%     2.90%     2.52%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.98%     0.90%     0.85%     0.84%     0.70%
 Net investment income            4.49%     4.49%     4.92%     3.05%     2.47%
 Expense
 waiver/reimbursement (b)         0.01%     0.09%     0.10%     0.18%     0.20%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $121,299  $146,161   $39,363   $21,883   $20,382
-------------------------------------------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
TRUST SHARES                    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.84%     4.89%     5.24%     3.16%     2.64%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.73%     0.65%     0.60%     0.59%     0.58%
 Net investment income            4.74%     4.81%     5.17%     3.30%     2.60%
 Expense
 waiver/reimbursement (b)         0.01%     0.06%     0.10%     0.18%     0.20%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $196,450  $226,978  $208,656  $304,285  $152,921
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
INVESTMENT SHARES               1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.67%     4.91%     5.11%     3.10%     2.77%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.97%     0.73%     0.80%     0.80%     0.64%
 Net investment income            4.57%     4.77%     5.04%     3.07%     2.68%
 Expense
 waiver/reimbursement (b)         0.02%     0.23%     0.21%     0.25%     0.30%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                 $77,220   $83,525   $41,813   $15,236    $9,905
-------------------------------------------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
TRUST SHARES                    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.93%     5.04%     5.36%     3.35%     2.89%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.72%     0.60%     0.57%     0.55%     0.50%
 Net investment income            4.81%     4.93%     5.27%     3.25%     2.83%
 Expense
 waiver/reimbursement (b)         0.02%     0.12%     0.19%     0.25%     0.30%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $164,290  $160,675  $173,761  $132,445  $134,397
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

THE TAX-FREE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                      ----------------------------------
INVESTMENT SHARES                      1997     1996     1995    1994(A)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $ 1.00   $ 1.00   $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                   0.03     0.03     0.03     0.01
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net investment
 income                                 (0.03)   (0.03)   (0.03)   (0.01)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $ 1.00   $ 1.00   $ 1.00   $ 1.00
----------------------------------------------------------------------------
TOTAL RETURN (B)                         2.83%    3.01%    3.53%    0.45%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                                0.79%    0.56%    0.39%    0.36%(c)
 Net investment income                   2.79%    2.95%    3.55%    2.65%(c)
 Expense waiver/reimbursement (d)        0.16%    0.20%    0.56%    0.70%(c)
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                             $57,370  $52,499  $81,977  $21,967
----------------------------------------------------------------------------

(a) Reflects operations for the period from July 27, 1994 (date of initial public investment) to September 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

(1) ORGANIZATION

The Virtus Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios (individually referred to as the "Fund", or collectively as the "Funds"). All Funds, except The Style Manager Fund and The Tax-Free Money Market Fund are offered in two classes of shares: Trust Shares and Investment Shares. The Style Manager Fund and The Tax-Free Money Market Fund are presented as Investment Shares for financial statement purposes. The following portfolios comprise the Trust:

              PORTFOLIO NAME                           INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------
  The U.S. Government Securities Fund       Current Income
  ("Government Securities Fund") (d)
------------------------------------------------------------------------------------------
  The Style Manager: Large Cap Fund         Growth of capital and income
  (" Large Cap Fund") (d)
------------------------------------------------------------------------------------------
  The Style Manager Fund ("Style Manager    Growth of capital
  Fund") (d)
------------------------------------------------------------------------------------------
  The Virginia Municipal Bond Fund Current income exempt from federal regular
  ("Virginia Municipal Bond Fund") (n) income tax and the personal income tax imposed
                                            by the Commonwealth of Virginia
------------------------------------------------------------------------------------------
  The Maryland Municipal Bond Fund Current income exempt from federal regular
  ("Maryland Municipal Bond Fund") (n) income tax and the personal income tax imposed
                                            by the State of Maryland
------------------------------------------------------------------------------------------
  The Treasury Money Market Fund            Current income consistent with stability of
  ("Treasury Money Market Fund") (d)        principal
------------------------------------------------------------------------------------------
  The Money Market Fund                     Current income consistent with stability of
  ("Money Market Fund") (d)                 principal
------------------------------------------------------------------------------------------
  The Tax-Free Money Market Fund Current income exempt from federal income tax
  ("Tax-Free Money Market Fund") (d) consistent with stability of principal

(d) Diversified
(n) Non-diversified

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

On June 24, 1996, the Large Cap Fund acquired all the net assets of the Blanchard American Equity Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 695,476 shares of the Large Cap Fund (valued at $9,245,652) for the 845,351 shares of the Acquired Fund outstanding on June 21, 1996. The Acquired Fund's net assets of $9,245,652, which consisted of $7,444,690 of Paid in Capital and $2,066,228 of unrealized appreciation, were combined at that date with those of the Large Cap Fund. The aggregate net assets of the Large Cap Fund and the Acquired Fund immediately before the acquisition were $92,855,251 and $9,245,652, respectively.

On April 21, 1997, the Large Cap Fund acquired all the net assets of the Blanchard Capital Growth Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 113,473 shares of the Large Cap Fund (valued at $1,509,197) for the 202,789 shares of the Acquired Fund outstanding on April 18, 1997. The Acquired Fund's net assets of $1,509,197, which consisted of $1,319,703 of Paid in Capital and $271,223 of unrealized appreciation, were combined at that date with those of the Large Cap Fund. The aggregate net assets of the Large Cap Fund and the Acquired Fund immediately before the acquisition were $91,970,866 and $1,509,197, respectively.


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. The Funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  At September 30, 1997, Government Securities Fund, Virginia Municipal Bond Fund, and Maryland Municipal Bond Fund, for federal tax purposes, each had a capital loss carryforward, as noted below. These capital loss carryforwards will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

  FUNDS                        TOTAL TAX LOSS CARRYFORWARD
                               ---------------------------
  Government Securities Fund           $14,431,018
  Virginia Municipal Bond Fund         $   178,797
  Maryland Municipal Bond Fund         $   351,799


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

  Pursuant to the Code, such capital loss carryforwards will expire as follows:

       GOVERNMENT SECURITIES FUND            VIRGINIA MUNICIPAL BOND FUND
   -------------------------------------  ------------------------------------
   EXPIRATION YEAR    EXPIRATION AMOUNT   EXPIRATION YEAR   EXPIRATION AMOUNT
   ---------------    -----------------   ---------------   -----------------
        2003              9,742,636            2004              178,797
        2004              1,378,030
        2005              3,310,352

          MARYLAND MUNICIPAL BOND FUND
   ----------------------------------------------
   EXPIRATION YEAR             EXPIRATION AMOUNT
   ---------------             -----------------

        2004                        351,799

  Additionally, net capital losses, as noted below, attributable to security transactions incurred after September 30, 1996 are treated as arising on October 1, 1997 the first day of the Funds' next taxable year.

    FUND                                            TOTAL TAX LOSS PUSHFORWARD
    --------------------------                      --------------------------
    Government Securities Fund                              $3,736,134

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At September 30, 1997, Treasury Money Market Fund, Money Market Fund, and Tax-Free Money Market Fund, capital paid-in aggregated $317,749,268, $241,510,750, and $57,369,580, respectively. Transactions in shares were as follows:

                                  GOVERNMENT
                                SECURITIES FUND           LARGE CAP FUND
                            ------------------------  ------------------------
FOR THE YEAR ENDED
SEPTEMBER 30, 1997:           SHARES      DOLLARS       SHARES      DOLLARS
--------------------------  ----------  ------------  ----------  ------------
INVESTMENT SHARES:
--------------------------
Shares sold                  1,348,256  $ 13,371,271     878,296  $ 12,745,846
--------------------------
Shares issued in
connection with the
acquisition                         --            --     113,473     1,509,197
--------------------------
Shares issued to
shareholders in payment of
distributions declared         544,149     5,396,169     640,836     8,496,790
--------------------------
Shares redeemed             (3,077,778)  (30,479,752) (1,098,303)  (16,038,717)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Investment Share
transactions                (1,185,373) $(11,712,312)    534,302  $  6,713,116
--------------------------  ----------  ------------  ----------  ------------
TRUST SHARES:
--------------------------
Shares sold                    966,507  $  9,589,726      64,549  $  4,455,821
--------------------------
Shares issued to
shareholders in payment of
distributions declared              --             4     324,411       856,430
--------------------------
Shares redeemed             (3,705,430)  (36,748,558) (1,219,486)  (17,210,160)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Trust Share transactions    (2,738,923)  (27,158,828)   (830,526)  (11,897,909)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Fund Share transactions     (3,924,296) $(38,871,140)   (296,224) $ (5,184,793)
--------------------------  ----------  ------------  ----------  ------------

                                  GOVERNMENT
                                SECURITIES FUND           LARGE CAP FUND
                            ------------------------  ------------------------
FOR THE YEAR ENDED
SEPTEMBER 30, 1996:           SHARES      DOLLARS       SHARES      DOLLARS
--------------------------  ----------  ------------  ----------  ------------
INVESTMENT SHARES:
--------------------------
Shares sold                  2,763,200  $ 27,838,858     965,024  $ 12,986,255
--------------------------
Shares issued in
connection with the
acquisition                         --            --     695,147     9,245,450
--------------------------
Shares issued to
shareholders in payment of
distributions declared         611,870     6,142,678     379,876     4,969,161
--------------------------
Shares redeemed             (2,935,461)  (29,411,819)   (913,112)  (13,464,743)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Investment Share
transactions                   439,609  $  4,569,717   1,126,935  $ 13,736,123
--------------------------  ----------  ------------  ----------  ------------
TRUST SHARES:
--------------------------
Shares sold                  1,853,668  $ 18,616,622     395,754  $  5,277,407
--------------------------
Shares issued to
shareholders in payment of
distributions declared               1             3      38,987       509,088
--------------------------
Shares redeemed             (3,875,084)  (38,751,898) (1,282,606)  (18,012,908)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Trust Share transactions    (2,021,415)  (20,135,273)   (847,865)  (12,226,413)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Fund Share transactions     (1,581,806) $(15,565,556)    279,070  $ (1,509,710)
--------------------------  ----------  ------------  ----------  ------------


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

                                                     STYLE MANAGER FUND
                                                   ------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997:               SHARES      DOLLARS
-------------------------------------------------  ----------  ------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         3,251,568  $ 40,136,505
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                383,514     4,503,897
-------------------------------------------------
Shares redeemed                                    (4,107,368)  (50,985,728)
-------------------------------------------------  ----------  ------------
Net change resulting from Fund Share transactions    (472,286) $ (6,345,326)
-------------------------------------------------  ----------  ------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996:               SHARES      DOLLARS
-------------------------------------------------  ----------  ------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         1,489,971   $16,506,045
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                863,431     9,243,789
-------------------------------------------------
Shares redeemed                                    (3,397,734)  (37,724,499)
-------------------------------------------------  ----------  ------------
Net change resulting from Fund Share transactions  (1,044,332) $(11,974,665)
-------------------------------------------------  ----------  ------------

                                 VIRGINIA MUNICIPAL       MARYLAND MUNICIPAL
                                      BOND FUND               BOND FUND
                               ------------------------  ---------------------
FOR THE YEAR ENDED SEPTEMBER     SHARES      DOLLARS      SHARES     DOLLARS
30, 1997:                      ----------  ------------  --------  -----------
-----------------------------
INVESTMENT SHARES:
-----------------------------
Shares sold                       509,188  $  5,533,656   192,865  $ 2,067,713
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                          173,844     1,888,518    71,862      770,265
-----------------------------
Shares redeemed                (1,515,555)  (16,472,000) (679,110)  (7,269,728)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Investment Share transactions    (832,523) $ (9,049,826) (414,383) $(4,431,750)
-----------------------------  ----------  ------------  --------  -----------
TRUST SHARES:
-----------------------------
Shares sold                       120,060  $  1,306,439    59,419  $   640,330
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                               --            --        --           --
-----------------------------
Shares redeemed                  (955,166)  (10,316,539) (380,036)  (4,057,731)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Trust Share transactions         (835,106)   (9,010,100) (320,617)  (3,417,401)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Fund Share transactions        (1,667,629) $(18,059,926) (735,000) $(7,849,151)
-----------------------------  ----------  ------------  --------  -----------


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

                                 VIRGINIA MUNICIPAL       MARYLAND MUNICIPAL
                                      BOND FUND               BOND FUND
                               ------------------------  ---------------------
FOR THE YEAR ENDED               SHARES      DOLLARS      SHARES     DOLLARS
SEPTEMBER 30, 1996:            ----------  ------------  --------  -----------
-----------------------------
INVESTMENT SHARES:
-----------------------------
Shares sold                     1,022,563  $ 11,073,171   574,103  $ 6,142,806
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                          184,796     1,997,026    92,527      989,879
-----------------------------
Shares redeemed                (1,580,634)  (17,022,733) (712,478)  (7,557,624)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Investment Share transactions    (373,275) $ (3,952,536)  (45,848)   $(424,939)
-----------------------------  ----------  ------------  --------  -----------
TRUST SHARES:
-----------------------------
Shares sold                       468,285  $  5,052,529   209,103  $ 2,221,208
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                               --            --        --           --
-----------------------------
Shares redeemed                  (950,703)  (10,211,940) (252,990)  (2,690,009)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Trust Share transactions         (482,418)   (5,159,411)  (43,887)    (468,801)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Fund Share transactions          (855,693) $ (9,111,947)  (89,735) $  (893,740)
-----------------------------  ----------  ------------  --------  -----------

                               TREASURY MONEY
                                 MARKET FUND                MONEY MARKET FUND
                         ----------------------------  ----------------------------
                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                         SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                             1997           1996           1997           1996
                         -------------  -------------  -------------  -------------
INVESTMENT SHARES:
-----------------------
Shares sold                67,174,914     92,237,108     92,778,441    144,072,045
-----------------------
Shares issued in
connection with the
Acquisition                        --    122,108,127             --             --
-----------------------
Shares issued to
shareholders in payment
of distributions
declared                    5,621,028      4,898,438      3,617,167      3,626,655
-----------------------
Shares redeemed           (97,657,884)  (112,278,779)  (102,699,797)  (105,987,535)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Investment Share
transactions              (24,861,942)   106,964,894     (6,304,189)    41,711,165
-----------------------  ------------   ------------   ------------   ------------
TRUST SHARES:
-----------------------
Shares sold               656,686,607    567,506,731    525,853,059    432,856,190
-----------------------
Shares issued to
shareholders in payment
of distributions
declared                            3              3              3              3
-----------------------
Shares redeemed          (687,214,445)  (549,184,891)  (522,237,956)  (445,941,838)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Trust Share
transactions              (30,527,835)    18,321,843      3,615,106    (13,085,645)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Fund Share
transactions              (55,389,777)   125,286,737     (2,689,083)    28,625,520
-----------------------  ------------   ------------   ------------   ------------

THE VIRTUS FUNDS
-------------------------------------------------------------------------------

                                                   TAX-FREE MONEY MARKET FUND
                                                   ----------------------------
                                                    YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                       1997           1996
                                                   -------------  -------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         315,423,874    389,800,080
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                  417,624        459,305
-------------------------------------------------
Shares redeemed                                    (310,970,825)  (419,737,938)
-------------------------------------------------  ------------   ------------
Net change resulting from Fund Share transactions     4,870,673    (29,478,553)
-------------------------------------------------  ------------   ------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Virtus Capital Management, Inc., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                          ANNUAL RATE
 ----------------------------  -----------
 Government Securities Fund         0.75%
 Large Cap Fund                     0.75%
 Style Manager Fund                 1.25%
 Virginia Municipal Bond Fund       0.75%
 Maryland Municipal Bond Fund       0.75%
 Treasury Money Market Fund         0.50%
 Money Market Fund                  0.50%
 Tax-Free Money Market Fund         0.50%

The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Effective October 22, 1996 the Adviser increased its annual fee to 1.25% on the Style Manager Fund.

Effective October 22, 1996 the Adviser entered into a sub-advisory agreement with Trend Capital Management ("Trend") on behalf of the Style Manager Fund and Large Cap Fund. Under the terms of a sub-advisory agreement between the Adviser and Trend, with respect to the Style Manager Fund, the Adviser will pay Trend an annual fee as follows: (a) an amount equal to .10% of the first $60 million of the Fund's average daily net assets; and (b) with respect to average daily net assets of the Fund in excess of $60 million, an amount equal to (i) one-third of the Adviser's advisory fee to the extent that such advisory fee is less than or equals 1% of the Fund's average daily net assets (but not to exceed .25% of the Fund's average daily net assets); plus (ii) to the extent that the annual advisory fee exceeds 1% of the Fund's average daily net assets, an additional amount equal to two-thirds of such excess. With respect to the Large Cap Fund, the Adviser will pay Trend an amount equal to .15% of the first $100 million of the Fund's average daily net assets; and .33 1/3% of the Fund's average daily net assets in excess of $100 million. Trend may voluntarily choose to reduce its compensation. Trend can modify of terminate this voluntary reduction at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Trust, the Blanchard Precious Metals Fund, Inc., and the Blanchard Funds, all of which are advised by the Adviser. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. With respect to the Style Manager Fund and the Tax-Free Money Market Fund, the fee shall be at least $75,000.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25 % of the average daily net assets of the Investment Shares, annually, to reimburse FSC. The Tax-Free Money Market Fund and the Style Manager Fund will not accrue or pay any distribution expenses pursuant to the Plan until a second class of shares has been created for certain institutional investors.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Signet Trust Company is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the year ended September 30, 1997, the following amounts were paid pursuant to this agreement:

                                                                  AMOUNT REIMBURSED
                                                                    TO FAS FOR THE
                                      EXPENSES OF                     YEAR ENDED
 FUND                             ORGANIZING THE FUND             SEPTEMBER 30, 1997
 --------------------------       -------------------             ------------------
 Style Manager Fund                     $28,773                         $4,620
 Tax-Free Money Market Fund             $17,883                         $2,933

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997, were as follows:

FUND                           PURCHASES      SALES
                              ------------ ------------
Government Securities Fund    $138,698,434 $175,501,963
Large Cap Fund                  55,144,492   73,658,378
Style Manager Fund              61,085,310   70,071,792
Virginia Municipal Bond Fund    15,978,372   33,799,963
Maryland Municipal Bond Fund     4,638,966   13,686,700

(6) CONCENTRATION OF CREDIT RISK

Since Virginia Municipal Bond Fund and Maryland Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of those states than would be a comparable general tax-exempt mutual fund. In order to reduce the credit risk associated with such factors, at September 30, 1997, 39% of the securities in Virginia Municipal Bond Fund's portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 11% of total investments. At September 30, 1997, 20% of the securities in Maryland Municipal Bond Fund's portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9% of total investments.


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

(7) PROPOSED FUND MERGER

On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). It is anticipated that the merger will be consummated on or about November 28, 1997.

As a result of this merger, First Union will succeed to the investment advisory and functions formerly performed for the funds by various units of Signet and various unaffiliated parties.

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of a similarly managed fund (the "Acquiring Fund") that is advised by affiliates of First Union. The reorganizations would result in the liquidation and termination of the Funds. Pursuant to the reorganizations, shareholders of the Funds will receive, tax-free, the number of shares of the acquiring fund having a value equal to the value of their shares immediately prior to the reorganizations. Consummation of the reorganizations is subject to approval of the shareholders of the Funds.


THE VIRTUS FUNDS
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The Virtus Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Virtus Funds (comprising the following portfolios: The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Virtus Funds as of September 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As more fully described in Note 7, in November, 1997 the Funds are expected to enter into an Agreement and Plan of Reorganization, pursuant to which (subject to Fund shareholder approval) on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds that are advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Funds.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
November 7, 1997


TRUSTEES                              OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                       John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                   Edward C. Gonzales
William J. Copeland                      President and Treasurer
James E. Dowd                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Edward L. Flaherty, Jr.               John W. McGonigle
Edward C. Gonzales                       Executive Vice President and
Peter E. Madden                          Secretary
John E. Murray, Jr.                   Joseph S. Machi
Wesley W. Posvar                         Vice President and Assistant
Marjorie P. Smuts                        Treasurer
                                      Richard B. Fisher
                                         Vice President
                                      C. Grant Anderson
                                         Assistant Secretary


This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objective and policies, management fees, expenses and other information.




                          Cusip 927913608     Cusip 927913855  Cusip 927913400
                          Cusip 927913707     Cusip 927913848  Cusip 927913301
                          Cusip 927913863     Cusip 927913830  Cusip 927913889
                          Cusip 927913871     Cusip 927913509  Cusip 927913103
                          Cusip 927913806                      Cusip 927913202


                                                             G00716-01 (11/97)




THE VIRTUS FUNDS APPENDIX


A. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The U.S. Government Securities Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers Intermediate Government Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers Intermediate Government Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to The Lehman Brothers Intermediate Government Bond Index; the ending values are $16,120 and $16,983, respectively.

B. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The U.S. Government Securities Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers Intermediate Government Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers Intermediate Government Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to The Lehman Brothers Intermediate Government Bond Index; the ending values are $16,301 and $16,983, respectively.

C. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager: Large Cap Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $24,937 and $37,387, respectively.

D. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager: Large Cap Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $25,208 and $37,387, respectively.

E. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager Fund (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 3/7/95 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $18,536 and $20,576, respectively.

F. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Virginia Municipal Bond Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/24/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,433 and $17,493, respectively.

G. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Virginia Municipal Bond Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/24/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,605 and $17,493, respectively.

H. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Maryland Municipal Bond Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/30/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $14,974 and $17,493, respectively.

I. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Maryland Municipal Bond Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/30/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,142 and $17,493, respectively.







                               Evergreen Keystone

                              Short & Intermediate
                                Term Bond Funds

                            (photo of Grand Canyon)




                               1997 Annual Report




                               Evergreen Keystone

                        (logo)     FUNDS (SM)     (logo)

                                EVERGREEN KEYSTONE
(logo

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
Keystone Capital Preservation and Income Fund
  Fund at a Glance...................................      2
  Management Report..................................      3

Evergreen Intermediate-Term Bond Fund

  Fund at a Glance...................................      4
  Management Report..................................      5
Keystone Intermediate Term Bond Fund
  Fund at a Glance...................................      6
  Management Report..................................      7
Evergreen Intermediate-Term Government Securities
  Fund
  Fund at a Glance...................................      8
  Management Report..................................      9
Evergreen Short-Intermediate Bond Fund
  Fund at a Glance...................................     10
  Management Report..................................     11
Growth of Investments................................     12
Financial Highlights
  Keystone Capital Preservation and Income Fund......     14
  Evergreen Intermediate-Term Bond Fund..............     16
  Keystone Intermediate Term Bond Fund...............     18
  Evergreen Intermediate-Term Government Securities
     Fund............................................     20
  Evergreen Short-Intermediate Bond Fund.............     22
Schedule of Investments
  Keystone Capital Preservation and Income Fund......     25
  Evergreen Intermediate-Term Bond Fund..............     27
  Keystone Intermediate Term Bond Fund...............     29
  Evergreen Intermediate-Term Government Securities
     Fund............................................     31
  Evergreen Short-Intermediate Bond Fund.............     32
Statements of Assets and Liabilities.................     34
Statements of Operations.............................     35
Statements of Changes in Net Assets..................     37
Combined Notes to Financial Statements...............     40
Independent Auditors' Report-- KPMG Peat Marwick
  LLP................................................     49

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                                EVERGREEN KEYSTONE                (logo)


                             LETTER TO SHAREHOLDERS
                                  August 1997

                          (photo of William M. Ennis)


                                WILLIAM M. ENNIS

Dear Shareholders:

Investors in fixed income funds may sometimes feel as if they are watching all the fun from the sidelines. Certainly, during the past year, investors in many equity-oriented mutual funds enjoyed another year in which many funds returned 20% or more.

At times such as this, however, it is important to remind ourselves that seeking equity-like returns is not what some funds are supposed to be doing. The five mutual funds discussed in this annual report all have similar objectives-- to provide regular income and to conserve principal.

We believe each of these funds did a very good job of meeting that objective during a year which was challenging for fixed income investors. While interest rates finished the 12-month period at about the same point at which they started, the point-to-point comparison masked a great deal of rate fluctuations during the year, with longer-term rates falling and then rising by almost a full percentage point. In this environment, the short-to-intermediate term strategies employed by each of the funds worked very well, delivering regular income and protecting principal. By the end of the 12-month period, each of the funds provided handsome real returns, especially when measured against the low rate of inflation we have been enjoying. And they provided these returns without taking the significant credit risks of high yield bonds or the market risks of longer-maturity bonds.

These conservative investment strategies make sense for investors who are interested in regular income, but who want to limit the risks they take with their investment dollars. However, after the stock market's sharp ascent this spring and summer, these strategies also make sense for growth-oriented investors who want to reduce their overall portfolio risks by putting at least part of their investments in conservative fixed income funds. Diversification always is prudent, but it is especially prudent when one asset class (in this case common stocks) has risen dramatically in relative price after a prolonged period of above-average returns.

At Evergreen Keystone, we encourage all shareholders to consult regularly with their financial advisers to help determine whether their mix of investments continues to be appropriate, given current needs, tolerance for risk, and market conditions.

I am delighted to inform you that Evergreen Keystone has successfully integrated all service functions of Evergreen and Keystone Funds. This means that you now have full exchange privileges among all Evergreen and Keystone America funds. In addition, you will be receiving the top-flight service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies employed in managing your funds. You will notice that this annual report is a departure from past reports in format. It represents the effort of Evergreen Keystone Funds to provide thoughtful reports and to present them in a format that is attractive and makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome your suggestions.

                                         Sincerely,

                                         /s/WILLIAM M. ENNIS
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

                                     KEYSTONE
(Logo and picture)       CAPITAL PRESERVATION AND INCOME FUND
   of capital)
                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR PERFORMANCE             CLASS A      CLASS B     CLASS C
One year with sales charge        3.26  %      1.04  %     5.05  %
One year w/o sales charge         6.73  %      6.04  %     6.05  %
One year dividends per share      57.1(cents) 49.4(cents) 49.4  (cents)
30-day SEC Yield
  (as of 6/30/97)                 5.81  %      5.22  %     5.25  %


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS C
Three years                        N/A     4.59  %  5.54  %
Five years                         N/A     3.80  %   N/A
Since Inception*                  5.84  %  4.51  %  4.55  %

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS C
Nine months w/o sales charge      5.12  %  4.53  %  4.53  %
Three years                        N/A    14.41  % 17.55  %
Five years                         N/A    20.50  %   N/A
Since Inception*                 15.26  % 30.35  % 21.70  %

 * CLASS A BEGAN 12/30/94; CLASS B BEGAN 7/1/91;
  CLASS C BEGAN 2/1/93.
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $52.8 million
Average Credit Quality           AAA
Average Maturity                 4.92 years
Average Duration                 0.75 years

PORTFOLIO ALLOCATIONS                                              JUNE 30, 1997
(AS A PERCENTAGE OF NET ASSETS)

(A PIE GRAPH APPEARS HERE. SEE TABLE BELOW FOR PLOT POINTS.)


 U.S. Treasuries                           3.7%
 Fixed rate mortgages                      2.2%
 Repurchase agreements & other net assets  2.8%
 Adjustable-rate mortgages                91.3%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Keystone Capital Preservation and Income Fund seeks high current income consistent with low volatility of principal by investing in adjustable-rate mortgage-backed securities and loan pools. The Fund may be appropriate for investors seeking monthly dividends, an investment in a fund composed 100% of government securities and therefore of the highest credit quality, and the potential for less share price fluctuation than intermediate and longer-term bond funds.

STRATEGY
The Fund invests primarily in adjustable-rate mortgage securities issued by the U.S. Government, its agencies or instrumentalities. Adjustable-rate mortgage securities (ARMS) are pools of residential mortgage loans on which the interest rate is periodically adjusted to reflect the current interest rate environment. By investing in ARMS, the Fund seeks to minimize fluctuations in its share price relative to other bond funds. However, unlike money market funds, the Fund does not seek to maintain a completely stable share price.

PORTFOLIO MANAGER

(picture of
Gary Pzegeo)      Gary Pzegeo, a Vice President and Portfolio Manager in the
                  Fixed Income Group of Keystone Investment Management Company, is Portfolio Manager of Keystone Capital Preservation and
                  Income Fund. An investment professional with seven years' experience, Mr. Pzegeo also is manager of Keystone
                  Institutional Adjustable Rate Fund. Mr. Pzegeo joined Keystone in 1990. He has several years' experience in analysis of mortgage-backed securities. A Chartered Financial Analyst, Mr.
                  Pzegeo is a member of the Boston Securities Analysts Society, the Government Bond Club of New England, and the Association of Investment Management and Research. He holds a B.A. in business administration from the University of Massachusetts.

                                     KEYSTONE                  (logo and picture
                       CAPITAL PRESERVATION AND INCOME FUND        of capital)

                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholder:

We are pleased to report to you on the Keystone Capital Preservation and Income Fund for the fiscal period that ended on June 30, 1997. This report is an annual report, reflecting the new fiscal year ending date of June 30, replacing the former fiscal year ending each September 30.

PERFORMANCE

Your Fund performed well during the past year, as the relatively high concentration of adjustable-rate mortgage securities helped the Fund be responsive to changes in interest rates. In addition to providing a yield premium over money market funds, the Fund was able to protect principal by maintaining a relatively stable net asset value. The Fund concentrated its investments in relatively low-risk, geographically diverse adjustable-rate securities. As an example of the Fund's price stability during the past year, the net asset value of Class A Shares began the fiscal period at $9.74 per share on September 30, 1996. The net asset value was $9.76 on December 31, 1996 and $9.80 on June 30, 1997.

ENVIRONMENT

In late 1996 and the first half of 1997, the investment environment was marked by changing attitudes about the pace of economic growth in the United States. In the latter part of 1996 and early this year, the economy appeared to be accelerating, primarily driven by consumer demand. Slowing retail sales and stable housing sales began to be evident late in the first quarter, however, signaling a slowdown in consumer activity.

In the bond market, after long-term interest rates hit a low point in November 1996, they started rising because of reports of strong growth late in 1996 and in expectation that the Federal Reserve Board might increase short-term rates. In fact, the Federal Reserve Board did increase short-term rates by one-quarter of one percent in late March.

Interest rates appeared to peak in late March before gradually moving back down. For example, the interest rate of a two-year Treasury declined from 6.41% on March 31 to 6.06% on June 30.

STRATEGY

Starting in the second half of 1996, following reports of strong economic growth and in anticipation of increases in interest rates, your Fund's management team began increasing the emphasis on adjustable-rate mortgages, both as a defensive measure to protect the net asset value and to gain the benefit of additional interest income from higher rates. This increased emphasis continued into 1997. Adjustable-rate mortgages, whose interest payments reset at regular intervals as interest rates rise and fall, increased from about 85% of net assets on September 30, 1996 to 96% by March 31, 1997. By the close of the fiscal year, the percentage was about 91%.

Within the fixed-rate portion of the portfolio, maturities were extended somewhat as the threat of higher rates subsided.

The overriding strategy of the Fund has been to seek a yield advantage over other short-term investments, while providing capital protection. In pursuing this strategy, the portfolio management team has purchased adjustable-rate mortgages that are mature, with an average age of seven years. Mortgages of this age historically have tended not to be refinanced as frequently as younger mortgages. The geographical sources of these mortgages also has been diversified, to reduce the risk that events in any one section of the country could have a disproportionate impact on the Fund. The reset dates of the adjustable-rate mortgages also are diversified to reduce the risk that market interest rates at any one point could have a disproportionate impact on the Fund.

All mortgages are backed by the U.S. government or government agencies. The average credit rating remains AAA.

OUTLOOK

Going forward, we believe the economy may increase its growth rate in the third quarter of 1997 after the apparent slowdown of the second, with gross domestic product growing at an anticipated 2 1/2-to-3% during the second half of the year. At the same time, we believe inflation can be contained within the present 2 1/2-to-3% range, and that interest rates will remain stable. We expect to continue to manage the Fund conservatively, with a relatively high concentration of adjustable-rate mortgages.

Thank you for your support of Keystone Capital Preservation and Income Fund.

Sincerely,

/s/ ALBERT H. ELFNER, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/GARY E. PZEGEO
GARY E. PZEGEO
VICE PRESIDENT
PORTFOLIO MANAGER

                                    EVERGREEN
(logo and picture           INTERMEDIATE-TERM BOND FUND
   of a star)
                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR
PERFORMANCE               CLASS A      CLASS B      CLASS C      CLASS Y
One year with sales
  charge                  3.41  %       0.91  %      4.91  %     6.97  %
One year w/o sales
  charge                  6.88  %       5.91  %      5.91  %     6.97  %
One year dividends per
  share                   60.6(cents)  51.3(cents)  51.3(cent)  61.5(cents)
30-day SEC Yield
  (as of 6/30/97)         5.57  %       4.81  %      4.83  %     5.82  %

AVERAGE ANNUAL
RETURNS**

                         CLASS A   CLASS B   CLASS C   CLASS Y
Three years                N/A       N/A       N/A      7.18  %
Five years                 N/A       N/A       N/A      6.60  %
Since Inception*          5.24  %  -1.15  %   5.31  %   7.13  %

CUMULATIVE
RETURNS**                CLASS A   CLASS B   CLASS C   CLASS Y
Three years                N/A       N/A       N/A     23.14  %
Five years                 N/A       N/A       N/A     37.67  %
Since Inception*         11.71  %  -1.62  %   6.26  %  47.77  %

 * CLASS A BEGAN 5/2/95; CLASS B BEGAN 1/30/96; CLASS C BEGAN 4/29/96; CLASS Y BEGAN 11/1/91.
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)  $160.4 million
Average Credit Quality          AAA
Average Maturity                8.89 years
Duration                        4.61 years

CREDIT QUALITY                                                     JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

AA   6%
A   21%
AAA 73%
PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Intermediate-Term Bond Fund seeks to preserve principal while maximizing current yield.

STRATEGY
The Fund invests primarily in U.S. Government obligations, mortgage-backed securities and corporate bonds and debentures. These securities typically have average maturities of five to 10 years.

PORTFOLIO MANAGER

(photo of         Bruce J. Besecker, C.F.A., a Vice President and Senior
 Bruce J.         Portfolio Manager of First Union Capital Management Group, is
 Besecker)        Portfolio Manager of Evergreen Intermediate-Term Bond Fund.
                  Mr. Besecker, who has more than 16 years' professional investment experience, is manager of the Philadelphia Taxable
                  Fixed Income Unit of First Union Capital Management. Prior to joining First Union, Mr. Besecker was an Assistant Vice
                  President in Institutional Sales at Merrill Lynch in New York, and a Senior Trust Officer and Portfolio Manager at First
                  Fidelity Bank. He also has served as a Research Assistant in the Economics Department at the Federal Reserve Bank in
                  Philadelphia. Mr. Besecker, a Chartered Financial Analyst, is a member of the Philadelphia Financial Analysts Society. He is a graduate of the University of Pennsylvania and holds an M.B.A. from The Wharton School.

                                    EVERGREEN                  (logo and picture
                           INTERMEDIATE-TERM BOND FUND             of a star)

                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholders:

We are pleased to report to you on the Evergreen Intermediate-Term Bond Fund for the 12-month fiscal year that ended on June 30, 1997.

PERFORMANCE

Your Fund performed very well during the past fiscal year, buoyed by the addition of higher yielding securities that increased yield and total return, and by the decision to maintain a fully invested position.

ENVIRONMENT

During the 12-month fiscal year, the U.S. economy grew at an exceptional pace. As this growth persisted, often in defiance of predictions of an economic slowdown, bond market participants became increasingly concerned that the strength of the economy could provoke an increase in inflation. In response to these concerns, interest rates rose dramatically during the early months of 1997. Conversely, during the second quarter of 1997, investors' fears receded as economic data indicated slower economic growth and little inflationary pressure. This resulted in a steady decline in interest rates, reversing most of the first quarter's increase. However, the financial markets are keeping a wary eye on each new economic report, searching for any signs of inflationary pressure that could prompt the Federal Reserve Board to raise the Federal Funds rate beyond the 0.25% increase of March 25.

STRATEGY

The fluctuating interest rate environment and seemingly trendless market over the past 12 months have made portfolio management increasingly challenging. During this period, duration was maintained in a range of 90% to 110% of the Fund's benchmark, the Lehman Brothers Intermediate Government Corporate Bond Index. As of June 30, the duration was at the lower end of this range. We anticipate maintaining our shorter relative duration as we believe rates may modestly rise in the coming months. At the end of the fiscal year, duration was
4.61 years and average maturity was 8.89 years.

In addition, your Fund's Treasury position has been reduced and the allocations to both corporate bonds and mortgage-backed securities have been increased both to increase yield and to improve total return opportunities. We also adjusted the maturity structure of the portfolio by underweighting the intermediate position and overweighting both short-term and longer-term securities. This strategy is being pursued to enhance returns as yield spreads narrow between short-term and long-term maturities.

MATURITY                                                     AS OF JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie graph appears here. See table below for plot points.)

0-1 Year    21%
1-3 Years   10%
3-5 Years   15%
5-10 Years   8%
10-20 Years 25%
20+ Years   21%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OUTLOOK

We enter the second half of 1997 with a degree of caution. The principal concern in the bond market remains the inflation "wildcard," as investors try to determine whether interest rates can continue their bullish run in this economic environment. According to traditional analysis, this cannot continue. Our primary concern is that strong economic growth ultimately brings inflationary pressures, which in turn would push the Federal Reserve Board to raise interest rates. With this uncertainty in the market, we plan to keep portfolio structure and duration relatively neutral. We also will continue to look for opportunities to increase yield through the addition of attractive mortgage-backed securities and other higher yielding instruments.

Thank you for your investment in Evergreen Intermediate-Term Bond Fund.

Sincerely,

/s/RICHARD K. WAGONER
RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Group

/s/BRUCE J. BESECKER
BRUCE J. BESECKER
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER

                                     KEYSTONE
                           INTERMEDIATE TERM BOND FUND
(logo and picture of stars)
                                FUND-AT-A-GLANCE
                              As of June 30, 1997

     ONE YEAR PERFORMANCE       CLASS A        CLASS B      CLASS C
One year with sales charge        5.30  %        3.17  %      7.06  %
One year w/o sales charge         8.83  %        8.17  %      8.06  %
One year dividends per share      52.0 (cents)  46.3(cents)  46.3  (cents)
30-day SEC Yield
  (as of 6/30/97)                 5.82  %        5.25  %      5.26  %


AVERAGE
ANNUAL RETURNS**                CLASS A   CLASS B  CLASS C
Three years                       6.34  %  5.82  %  6.67  %
Five years                        5.89  %   N/A      N/A
Ten years                         6.56  %   N/A      N/A
Since Inception*                   N/A     4.61  %  4.96  %

CUMULATIVE RETURNS**            CLASS A   CLASS B  CLASS C
Eleven months w/o sales charge    8.40  %  7.81  %  7.70  %
Three years                      20.24  % 18.51  % 21.38  %
Five years                       33.11  %   N/A      N/A
Ten years                        88.72  %   N/A      N/A
Since Inception*                   N/A    22.01  % 23.80  %

 * CLASSES B AND C BEGAN 2/1/93.
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE. FOR CLASSES WITH
   MORE THAN A 10-YEAR HISTORY, THE 10-YEAR HISTORY IS PRESENTED.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)  $29.0 million
Average Credit Quality          AA-
Average Maturity                6.3 years
Duration                        4.6 years

PORTFOLIO QUALITY                                                  JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

BBB 18%
A   32%
AAA 38%
AA  12%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Keystone Intermediate Term Bond Fund seeks current income and, secondarily, capital preservation from investments in investment grade and high quality bonds.

STRATEGY
The Fund is designed to balance the benefits of short-and long-term bonds, by providing more income than short-term bonds and greater price stability than long-term bonds. The Fund invests primarily in government and corporate bonds and mortgage-backed securities with maturities of less than 10 years.

PORTFOLIO MANAGER

(photo of         Christopher P. Conkey, Senior Vice President and Chief
 Christopher      Investment Officer, Fixed Income, of Keystone Investment
 P. Conkey)       Management Company, is Portfolio Manager of Keystone
                  Intermediate Term Bond Fund. An investment professional with more than 14 years' experience, Mr. Conkey also is Portfolio
                  Manager of Keystone Diversified Bond Fund (B-2). Mr. Conkey joined Keystone in 1988 from Constitution Capital, where he was a Vice President. A Chartered Financial Analyst, Mr.
                  Conkey is a member of the Government Bond Club of New England and the Bond Analysts Society of Boston. He is a graduate of Clark University and received his M.B.A. from Boston
                  University.

                                     KEYSTONE
                           INTERMEDIATE TERM BOND FUND  (logo and picture
                                                             of stars)
                                 MANAGEMENT REPORT
                                    August 1997

Dear Shareholder:
We are pleased to report to you on the Keystone Intermediate Term Bond Fund for the fiscal period that ended on June 30, 1997. This report is an annual report, reflecting the new fiscal year ending date of June 30, replacing the former fiscal year ending each July 31.

PERFORMANCE

Your Fund performed very well during the past year. In an environment of moderate economic growth, modest inflation, and relatively stable interest rates, your Fund was able to take advantage of opportunities among better quality corporate bonds and mortgage-backed securities to provide generous income consistent with limited price fluctuation.

ENVIRONMENT

During the past year, the U.S. economy enjoyed healthy economic growth and low inflation. If one were to look at interest rates at the beginning and end of the year, despite some near-term volatility one would see remarkable stability in rates. For example, the yield on a 30-year Treasury bond was 6.78% on June 30, just slightly below the 6.97% of July 31, 1996. This was an environment in which corporate bonds tended to do very well, as credit risk was low because of the overall strength of the economy.

STRATEGY

In the relatively stable interest rate environment of the past year, your Fund did not try to manage the portfolio maturities significantly in an effort to anticipate the direction of interest rate movements. Rather, the portfolio management team has searched for relative value among the various sectors in which the Fund invests.

Your Fund took advantage of the strong economy to increase its emphasis on high grade and investment grade corporate bonds and mortgage-backed securities, while de-emphasizing U.S. Treasuries. Between December 31, 1996 and June 30, 1997, for example, the allocation to U.S. government bonds in the portfolio was reduced from 21% to 9% of net assets, while the allocation to industrial bonds was increased from 13% to 16% and the allocation to collateralized mortgage obligations was increased from 21% to 28%.

The Fund also has increased its allocation to foreign securities from 9% on December 31, 1996 to approximately 24% at the end of the fiscal year. The foreign emphasis was increased to take advantage of the yield advantage of foreign bonds and to give the portfolio greater diversification. The Fund, which has hedged all foreign securities back into the U.S. dollar to protect against currency fluctuations, has invested in government bonds issued in Canada, Denmark and Germany. All three countries are enjoying low inflation and benefiting from sound fiscal policies.


PORTFOLIO COMPOSITION                                              JUNE 30, 1997
(AS A PERCENTAGE OF NET ASSETS)
(A pie graph appears here. See table below for plot points)

Repurchase agreements and other net assets  2.2%
U.S Government                              8.8%
Financial Corp.                            15.3%
Industrial Corp.                           15.9%
International/U.S.$                        15.4%
International/non-U.S.$*                    8.8%
Mortgage-backed                            27.5%
Asset-backed                                6.1%



* NON-U.S.-DOLLAR-DENOMINATED BONDS WERE FULLY HEDGED BACK INTO U.S. CURRENCY.

 PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.


OUTLOOK

We believe the economy may increase its growth rate in the third quarter of 1997 after the apparent slowdown of the second, with gross domestic product growing at an anticipated annualized rate of 2 1/2-to-3% during the second half of the year. At the same time, we believe inflation can be contained within the present 2 1/2-to-3% range, and that interest rates will remain stable. We will continue, however, to monitor wage costs very closely to watch for early signs of inflation. With this favorable outlook, we anticipate a continued emphasis on corporate and mortgage-backed securities for at least the next several months.

Thank you for your support of Keystone Intermediate Term Bond Fund.

Sincerely,

/s/ALBERT H. ELFNER, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/CHRISTOPHER P. CONKEY
CHRISTOPHER P. CONKEY
SENIOR VICE PRESIDENT
CHIEF INVESTMENT OFFICER, FIXED INCOME

                                    EVERGREEN
 (logo and photo of George Washington)
                 INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR PERFORMANCE    CLASS A        CLASS B     CLASS C      CLASS Y
One year with sales
  charge                  2.55  %      0.03  %      4.03  %      6.08  %
One year w/o sales
  charge                  6.00  %      5.03  %      5.03  %      6.08  %
One year dividends per
  share                  55.4(cents)  46.3(cents)  46.3(cents)  56.2  (cents)
30-day SEC Yield
  (as of 6/30/97)         5.25  %      4.44  %      4.17  %      5.49  %


AVERAGE ANNUAL
RETURNS**               CLASS A  CLASS B  CLASS C  CLASS Y
Three years               N/A      N/A      N/A     6.19  %
Five years                N/A      N/A      N/A     5.38  %
Since Inception*         4.38  % -0.66  %  4.85  %  5.82  %

CUMULATIVE RETURNS**    CLASS A  CLASS B  CLASS C  CLASS Y
Three years               N/A      N/A      N/A    19.76  %
Five years                N/A      N/A      N/A    29.94  %
Since Inception*         9.74  % -0.92  %  5.97  % 37.82  %

 * CLASS A BEGAN 5/2/95; CLASS B BEGAN 2/9/96; CLASS C BEGAN 4/10/96; CLASS Y BEGAN 11/1/91
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)    $72.9 million
Average Credit Quality            AAA
Average Maturity                  3.88 years
Duration                          2.93 years

PORTFOLIO COMPOSITION                                              JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See tables below for plot points.)

U.S. Treasuries            71%
Mortgage-backed securities 18%
U.S. Govt. Agencies        10%
Short-term securities       1%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Intermediate-Term Government Securities Fund seeks to maximize total return and preserve principal while providing current income.

STRATEGY
The Fund invests primarily in securities issued by the U.S. Government and its agencies. These securities typically have an average maturity of three to six years, with a maximum maturity of ten years. The Fund seeks its objective over full interest rate cycles, which typically last three to five years.

PORTFOLIO MANAGER

(photo of L.      L. Robert Cheshire, a Vice President and Senior Portfolio
Robert Cheshire)  Manager of First Union Capital Management Group, is Portfolio
                  Manager of Evergreen Intermediate-Term Government Securities
                  Fund. Mr. Cheshire also is in charge of the Newark Taxable
                  Fixed Income Unit of First Union. Prior to joining First
                  Union, Mr. Cheshire was a Vice President at Shearson Lehman
                  Hutton for 11 years in the Asset Management and Institutional
                  Government Securities Division. He was also a Vice President of Government Securities for Charles E. Quincey and an
                  Assistant Vice President in the Municipal Securities
                  Department with Bankers Trust Co. in New York. Mr. Cheshire is a graduate of Rutgers University and holds an M.B.A. from Fairleigh Dickinson University.

                                    EVERGREEN                     (logo and
                  INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND     photo of
                                                              George Washington)
                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholders:
We are pleased to report on Evergreen Intermediate-Term Government Securities Fund for the 12-month fiscal year that ended on June 30, 1997.

PERFORMANCE
During the year, the Fund delivered satisfactory returns, consistent with its objective to seek total return while preserving principal. For the first nine months of the fiscal year, as interest rates rose, the Fund's slightly long duration caused some underperformance against industry benchmarks. However, the Fund outperformed its benchmark during the final three months of the year as interest rates fell.

ENVIRONMENT

During the 12-month fiscal period, the U.S. economy experienced a pattern best described as a series of "mini-cycles," with bonds trading within a relatively narrow range of interest rates. Economic growth surged during the fourth quarter of 1996 into the first quarter of 1997, subsequently causing concern over inflationary pressure. Against this backdrop, bond market participants reviewed each new economic report for any signs of inflation that could prompt the Federal Reserve Board to increase interest rates. These market concerns resulted in rising interest rates throughout the first quarter of 1997, culminating in the March 25 decision by the Federal Reserve Board to raise the Federal Funds rate by 0.25%. Conversely, investors' fears of inflation receded during the second quarter of 1997 amid reports of slowing economic growth. As a result, interest rates fell.

STRATEGY

The Fund's duration, or sensitivity to interest rate changes, was consistent with that of the benchmark Lehman Brothers Intermediate Government Index during the fiscal year. In implementing duration strategy, your Fund's investment manager uses a disciplined process focusing on longer-term trends in the economic environment. The Fund's duration was modestly shortened following the Federal Reserve Board's decision to raise the Federal Funds rate in late March. In response to the declining interest rate environment in the second quarter, portfolio duration was brought back to neutral. To capture additional yield, the Fund's emphasis on mortgage-backed securities was also increased, ending the fiscal year at more than 18% of net assets.

Consistent with the Fund's concentration on government securities, average credit quality was maintained at AAA.

MATURITY                                                     AS OF JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

0-1 Year    4%
1-5 Years  45%
5-10 Years 51%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OUTLOOK

We are continuing to monitor closely new economic reports, vigilant for any indications of a resurgence of inflationary pressure that could cause the Federal Reserve Board to raise the Federal Funds rate during the second half of 1997. The overall bond market continues to be characterized by near-term interest rate fluctuations, without any over-riding trend. This environment dictates a very cautious approach in the coming quarters, with portfolio duration adjusted consistent with a changing market environment.

We anticipate that your Fund's relatively neutral duration and conservative style should protect the fund from any significant fluctuations in the market. In addition, we will continue to seek attractive opportunities by increasing the Fund's yield through the addition of mortgage-backed securities and other relatively higher yielding instruments.

Thank you for your investment in Evergreen Intermediate-Term Government Securities Fund.

Sincerely,

/s/RICHARD K. WAGONER
RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Group

/s/ L. ROBERT CHESHIRE
L. ROBERT CHESHIRE
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER

                                    EVERGREEN
(logo and photo of flag)  SHORT-INTERMEDIATE BOND FUND

                                FUND-AT-A-GLANCE
                              As of June 30, 1997

ONE YEAR PERFORMANCE     CLASS A     CLASS B     CLASS C      CLASS Y
One year with sales
  charge                 3.30  %      0.78  %     4.77  %     6.88  %
One year w/o sales
  charge                 6.77  %      5.78  %     5.77  %     6.88  %
One year dividends per
  share                  63.5(cents) 54.5(cents) 54.5(cents) 64.6(cents)
30-day SEC Yield
  (as of 6/30/97)        5.99  %      5.29  %     5.28  %     6.30  %

AVERAGE ANNUAL
RETURNS**

                        CLASS A  CLASS B  CLASS C  CLASS Y
Three years              5.62  %  4.98  %   N/A     6.92  %
Five years               5.05  %   N/A      N/A     5.92  %
Since Inception*         7.14  %  4.17  %  5.73  %  7.01  %

CUMULATIVE
RETURNS**               CLASS A  CLASS B  CLASS C  CLASS Y
Three years             17.84  % 15.68  %   N/A    22.23  %
Five years              27.92  %   N/A      N/A    33.29  %
Since Inception*        78.78  % 19.87  % 16.99  % 55.28  %

 * CLASS A BEGAN 1/3/89; CLASS B BEGAN 1/25/93; CLASS C BEGAN 9/6/94; CLASS Y BEGAN 1/4/91.
** ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE.

PORTFOLIO CHARACTERISTICS
Total Net Assets (all classes)   $398.7 million
Average Credit Quality           AA+
Average Maturity                 4.06 years
Duration                         2.96 years

CREDIT QUALITY                                                     JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

A   26%
AA   3%
AAA 67%
BBB  4%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Short-Intermediate Bond Fund seeks to provide a high level of current income with the potential for some capital appreciation.

STRATEGY
The Fund seeks to attain its objective by investing in a broad range of higher quality and investment-grade debt securities. The Fund normally will invest at least 80% of its assets in debt securities. The Fund also intends to maintain an average maturity of five years or less to control price fluctuations.

PORTFOLIO MANAGER

(photo of         Thomas L. Ellis, a Vice President and Senior Portfolio Manager
Thomas L. Ellis)  of First Union Capital Management Group, is Portfolio Manager
                  of Evergreen Short-Intermediate Bond Fund. At First Union, Mr.
                  Ellis is responsible for managing more than $1 billion in fixed income portfolios, including the Fixed Income Fund, a common trust fund. Prior to joining First Union, Mr. Ellis served in the Bond Department of First Tennessee Bank. He is a graduate of the University of Baltimore and holds an M.B.A.
                  from Morgan State University.

                                    EVERGREEN
                           SHORT-INTERMEDIATE BOND FUND       (logo and a photo
                                                                    of flag)
                               MANAGEMENT REPORT

                                  August 1997

Dear Shareholders:
We are pleased to report to you on the Evergreen Short-Intermediate Bond Fund for the 12-month fiscal year that ended on June 30, 1997.

PERFORMANCE
During the fiscal year, concentrations in corporate bonds and mortgage-backed securities helped the Fund deliver strong performance, consistent with its objective. At the same time, the Fund's relatively short duration gave the Fund a relative advantage over the first nine months of the year, although it held back performance during the final three months when interest rates declined.

ENVIRONMENT

Throughout the fiscal year, the U.S. economy experienced strong growth accompanied by relatively low levels of inflation. During this period, the bond market was characterized by near-term interest rate volatility. For example, the yield on the 10-year U.S. Treasury fell from 6.80% to 6.10% during the final six months of 1996, only to rise back to 7.0% by April 1997, then to fall again to 6.5% by June of 1997. We believe this volatility mirrors changes in the underlying economy. While Gross Domestic Product (GDP) grew at a 2.5% rate in 1996, real GDP surged by a 5.9% annualized rate during the first quarter 1997. This led the Federal Reserve Board to increase the Federal Funds rate by 0.25% in March, with many observers anticipating that further rate increases would follow. However, growth slowed during the second quarter to an annualized rate of 2.0%. This, coupled with surprisingly low inflation, led the bond market to rally amid optimistic expectations.

STRATEGY

As a result of our belief that interest rates may rise during the remainder of 1997, at this writing we are maintaining a portfolio duration of 2.9 years, slightly less than the short-intermediate benchmark.

We will continue to slightly overweight the Fund's focus on corporate bonds and mortgage-backed securities. Although the "spread," or yield differential, that corporates and mortgages enjoy over U.S. Treasuries has narrowed, we have a positive fundamental outlook for both these sectors and expect to maintain an emphasis on them to increase the Fund's yield.

The Fund's portfolio maintains an average credit quality of AA+.

MATURITY                                                           JUNE 30, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)
(A pie graph appears here. See table below for plot points.)

0-1 Year     22%
1-3 Years    44%
3-5 Years    18%
5-10 Years   16%



PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OUTLOOK

For the final half of 1997, we anticipate that economic growth, spurred by increased consumer spending, may increase to an annualized rate of about 3.0%. We believe that with unemployment rates approaching 25-year lows, tight labor markets could eventually be reflected in upward pressure on prices. This potential for increased inflation, combined with the possibility of a fall-off in optimism in the bond market, could lead to rising interest rates during the second half of 1997. In response to the possibility of increased inflationary pressure, we expect that the Federal Reserve Board may again tighten monetary policy, increasing the Federal Funds rate by 0.25% to 0.50% before the end of the year.

Thank you for your investment in Evergreen Short-Intermediate Bond Fund.

Sincerely,

/s/RICHARD K. WAGONER
RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Corp.

/s/THOMAS L. ELLIS
THOMAS L. ELLIS
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER

                                EVERGREEN KEYSTONE
(logo)

                             GROWTH OF INVESTMENTS

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND

Comparison of a $10,000 investment in Keystone Capital Preservation and Income
Fund, Class B sharess, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).

        In Thousands

                       7/91    6/92    6/93    6/94    6/95    6/96    6/97
Class B Shares         (CUSTOMER: PLEASE FILL IN)                    $13,124
CPI                                                                  $13,034
6-Month T-Bill                                                       $11,786


          Average Annual Total Returns
                    1 Year   5 Year    Life of Class
          Class A    3.26%    N/A         5.84%
          Class B    1.04%   3.80%        4.51%
          Class C    5.05%    N/A         4.55%


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The 6-Month Treasuty Bill is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.

EVERGREEN INTERMEDIATE-TERM BOND FUND

Comparison of a $10,000 investment in Evergreen Intermediate-Term Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index and the Consumer Price Index (CPI).

        In Thousands
                            5/95    6/96    12/95    6/96    12/96    6/97
CPI                           (CUSTOMER: PLEASE FILL IN)             $11,171
LBIGCBI                                                              $10,554
Class A Shares                                                       $11,817

          Average Annual Total Returns
                    1 Year   5 Year    Life of Class
          Class A    3.41%    N/A         5.24%
          Class B    0.91%    N/A        -1.15%
          Class C    4.91%    N/A         5.31%
          Class Y    6.97%   6.60%        7.13%




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.

KEYSTONE INTERMEDIATE TERM BOND FUND

Comparison of a $10,000 investment in Keystone Intermediate Term Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index and the Consumer Price Index (CPI).

        In Thousands


              6/87  6/88  6/89  6/90  6/91  6/92  6/93  6/94  6/95  6/96  6/97
CPI                        (CUSTOMER: PLEASE FILL IN)                    $18,870
LBIGCBI                                                                  $14,118
Class A Shares                                                           $22,184

          Average Annual Total Returns
                    1 Year   5 Year   10 Year  Life of Class
          Class A    5.30%   5.89%      6.56%      N/A
          Class B    3.17%    N/A        N/A      4.61%
          Class C    7.06%    N/A        N/A      4.96%



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.


   EVERGREEN INTERMEDIATE-TERM
   GOVERNMENT SECURITIES FUND


Comparison of a $10,000 investment in Evergreen Intermediate-Term Government Securities Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index
(CPI).

                      5/95    6/95    12/95     6/96    12/96     6/97

CPI                     (CUSTOMER: PLEASE FILL IN)              $10,974
LBIGBI                                                          $10,554
Class A Shares                                                  $11,661

        In Thousands
          Average Annual Total Returns
                    1 Year   5 Year   Life of Class
          Class A    2.55%     N/A         4.38%
          Class B    0.03%     N/A        -0.66%
          Class C    4.03%     N/A         4.85%
          Class Y    6.08%    5.28%        5.82%

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Intermediate Government Bond Index is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.

                                EVERGREEN KEYSTONE
                                                            (logo)

                       GROWTH OF INVESTMENTS (CONTINUED)


                     EVERGREEN SHORT-INTERMEDIATE BOND FUND

Comparison of a $10,000 investment in Evergreen Short-Intermediate Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index and the Consumer Price Index (CPI).

              1/89  6/89  6/90  6/91  6/92  6/93  6/94  6/95  6/96  6/97
CPI                (CUSTOMER: PLEASE FILL IN)                      $17,879
LBIGCBI                                                            $13,235
Class A Shares                                                     $19,937
        In Thousands
          Average Annual Total Returns
                    1 Year   5 Year   Life of Class
          Class A    3.30%   5.05%         7.14%
          Class B    0.78%     N/A         4.17%
          Class C    4.77%     N/A         5.73%
          Class Y    6.88%    5.92%        7.01%


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market index. The index does not include transaction costs assciated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.

(logo and a photo                    KEYSTONE
of capital)            CAPITAL PRESERVATION AND INCOME FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                              DECEMBER 30, 1994
                                                                                             YEAR ENDED        (COMMENCEMENT OF
                                                                       NINE MONTHS ENDED    SEPTEMBER 30,    CLASS OPERATIONS) TO
                                                                       JUNE 30, 1997 (D)      1996 (C)        SEPTEMBER 30, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................        $  9.74            $  9.68             $   9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................           0.46               0.61                 0.46
Net realized and unrealized gain on investments.....................           0.03               0.01                 0.14
Total from investment operations....................................           0.49               0.62                 0.60
LESS DISTRIBUTIONS FROM:
Net investment income...............................................          (0.42)             (0.53)               (0.42)
In excess of net investment income..................................          (0.01)                 0                (0.01)
Tax basis return of capital.........................................              0              (0.03)                   0
Total distributions.................................................          (0.43)             (0.56)               (0.43)
NET ASSET VALUE END OF PERIOD.......................................        $  9.80            $  9.74             $   9.68
Total return (b)....................................................           5.12%              6.56%                6.36%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................           0.92%(a)           0.91%                0.86%(a)
  Total expenses excluding indirectly paid expenses.................           0.90%(a)           0.90%                0.82%(a)
  Total expenses excluding waivers and reimbursements...............           1.47%(a)           1.33%                1.27%(a)
  Net investment income.............................................           6.24%(a)           6.31%                6.37%(a)
Portfolio turnover rate.............................................             52%                74%                  67%
NET ASSETS END OF PERIOD (THOUSANDS)................................        $15,751            $22,684             $ 19,293

                                   NINE MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                   JUNE 30, 1997 (D)    1996 (C)     1995       1994        1993        1992
CLASS B SHARES
NET ASSET VALUE BEGINNING OF
  PERIOD........................        $  9.75         $   9.68    $  9.62    $  9.91    $   9.88    $  10.06
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........           0.39             0.55       0.52       0.47        0.45        0.58
Net realized and unrealized gain
  (loss) on investments.........           0.04             0.01       0.03      (0.41)      (0.05)      (0.21)
Total from investment
  operations....................           0.43             0.56       0.55       0.06        0.40        0.37
LESS DISTRIBUTIONS FROM:
Net investment income...........          (0.36)           (0.46)     (0.48)     (0.34)      (0.37)      (0.55)
In excess of net investment
  income........................          (0.01)               0      (0.01)     (0.01)          0           0
Tax basis return of capital.....              0            (0.03)         0          0           0           0
Total distributions.............          (0.37)           (0.49)     (0.49)     (0.35)      (0.37)      (0.55)
NET ASSET VALUE END OF PERIOD...        $  9.81         $   9.75    $  9.68    $  9.62    $   9.91    $   9.88
Total return (b)................           4.53%            5.90%      5.81%      0.58%       4.16%       3.71%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................           1.67%(a)         1.63%      1.53%      1.50%       1.50%       1.36%
  Total expenses excluding
    indirectly paid expenses....           1.65%(a)         1.62%      1.50%        --          --          --
  Total expenses excluding
    waivers and
    reimbursements..............           2.23%(a)         2.09%      2.09%      1.93%       1.94%       2.03%
  Net investment income.........           5.52%(a)         5.63%      5.46%      4.05%       4.44%       5.50%
Portfolio turnover rate.........             52%              74%        67%        34%         60%         41%
NET ASSETS END OF PERIOD
  (THOUSANDS)...................        $32,964         $ 44,096    $62,998    $95,761    $144,725    $186,742

                                      JULY 1, 1991
                                   (COMMENCEMENT OF
                                  CLASS OPERATIONS) TO
                                   SEPTEMBER 30, 1991
CLASS B SHARES
NET ASSET VALUE BEGINNING OF
  PERIOD........................        $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........            0.18
Net realized and unrealized gain
  (loss) on investments.........            0.06
Total from investment
  operations....................            0.24
LESS DISTRIBUTIONS FROM:
Net investment income...........           (0.18)
In excess of net investment
  income........................               0
Tax basis return of capital.....               0
Total distributions.............           (0.18)
NET ASSET VALUE END OF PERIOD...        $  10.06
Total return (b)................            2.43%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................            1.19%(a)
  Total expenses excluding
    indirectly paid expenses....              --
  Total expenses excluding
    waivers and
    reimbursements..............            3.19%(a)
  Net investment income.........            6.42%(a)
Portfolio turnover rate.........               2%
NET ASSETS END OF PERIOD
  (THOUSANDS)...................        $ 25,769

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE                 (logo and photo of
                       CAPITAL PRESERVATION AND INCOME FUND      capital)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  FEBRUARY 1, 1993
                                                                                         YEAR ENDED               (COMMENCEMENT OF
                                                           NINE MONTHS ENDED           SEPTEMBER 30,            CLASS OPERATIONS) TO
                                                           JUNE 30, 1997 (D)    1996 (C)     1995      1994      SEPTEMBER 30, 1993
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.....................        $  9.74          $ 9.67     $ 9.60    $ 9.90           $ 9.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................           0.40            0.54       0.52      0.40             0.23
Net realized and unrealized gain (loss) on
  investments...........................................           0.03            0.02       0.04     (0.35)            0.09
Total from investment operations........................           0.43            0.56       0.56      0.05             0.32
LESS DISTRIBUTIONS FROM:
Net investment income...................................          (0.36)          (0.46)     (0.48)    (0.34)           (0.24)
In excess of net investment income......................          (0.01)              0      (0.01)    (0.01)               0
Tax basis return of capital.............................              0           (0.03)         0         0                0
Total distributions.....................................          (0.37)          (0.49)     (0.49)    (0.35)           (0.24)
NET ASSET VALUE END OF PERIOD...........................        $  9.80          $ 9.74     $ 9.67    $ 9.60           $ 9.90
Total return (b)........................................           4.53%           5.91%      5.93%     0.48%            3.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................           1.67%(a)        1.64%      1.53%     1.50%            1.50%(a)
  Total expenses excluding indirectly paid expenses.....           1.65%(a)        1.62%      1.50%       --               --
  Total expenses excluding waivers and reimbursements...           2.23%(a)        2.09%      2.08%     1.94%            1.67%(a)
  Net investment income.................................           5.53%(a)        5.60%      5.51%     4.08%            2.91%(a)
Portfolio turnover rate.................................             52%             74%        67%       34%              60%
NET ASSETS END OF PERIOD (THOUSANDS)....................        $ 4,105          $4,152     $2,755    $2,874           $2,077

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           INTERMEDIATE-TERM BOND FUND
(logo and photo of a star)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED       TEN MONTHS ENDED
                                                                          JUNE 30, 1997    JUNE 30, 1996 (C)
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................................      $ 10.10             $10.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................         0.60               0.48
Net realized and unrealized gain (loss) on investments.................         0.08              (0.20)
Total from investment operations.......................................         0.68               0.28
LESS DISTRIBUTIONS FROM:
Net investment income..................................................        (0.59)             (0.48)
Tax basis return of capital............................................        (0.02)                 0
Total distributions....................................................        (0.61)             (0.48)
NET ASSET VALUE END OF PERIOD..........................................      $ 10.17             $10.10
Total return (b).......................................................         6.88%              2.72%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................         0.85%              0.82%(a)
  Total expenses excluding indirectly paid expenses....................         0.85%                --
  Total expenses excluding waivers and reimbursements..................         1.04%              1.10%(a)
  Net investment income................................................         5.92%              6.30%(a)
Portfolio turnover rate................................................           86%                52%
NET ASSETS END OF PERIOD (THOUSANDS)...................................      $ 3,038             $2,943

                                                                             MAY 2, 1995  (COMMENCEMENT OF CLASS OPERATIONS)
                                                                               THROUGH
                                                                           AUGUST 31, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................................         $ 9.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................           0.18
Net realized and unrealized gain (loss) on investments.................           0.33
Total from investment operations.......................................           0.51
LESS DISTRIBUTIONS FROM:
Net investment income..................................................          (0.19)
Tax basis return of capital............................................              0
Total distributions....................................................          (0.19)
NET ASSET VALUE END OF PERIOD..........................................         $10.30
Total return (b).......................................................           5.17%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................           0.80%(a)
  Total expenses excluding indirectly paid expenses....................             --
  Total expenses excluding waivers and reimbursements..................           1.38%(a)
  Net investment income................................................           5.53%(a)
Portfolio turnover rate................................................             73%
NET ASSETS END OF PERIOD (THOUSANDS)...................................           $160

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from August 31 to June 30.

                                                                                                                JANUARY 30, 1996
                                                                                                                 (COMMENCEMENT
                                                                                                              OF CLASS OPERATIONS)
                                                                                              YEAR ENDED            THROUGH
                                                                                             JUNE 30, 1997       JUNE 30, 1996
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................................      $ 10.10              $10.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................         0.50                0.20
Net realized and unrealized gain (loss) on investments....................................         0.08               (0.58)
Total from investment operations..........................................................         0.58               (0.38)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................        (0.49)              (0.20)
Tax basis return of capital...............................................................        (0.02)                  0
Total distributions.......................................................................        (0.51)              (0.20)
NET ASSET VALUE END OF PERIOD.............................................................      $ 10.17              $10.10
Total return (b)..........................................................................         5.91%              (3.52%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................................         1.81%               1.80%(a)
  Total expenses excluding indirectly paid expenses.......................................         1.81%                 --
  Total expenses excluding waivers and reimbursements.....................................         1.81%               1.89%(a)
  Net investment income...................................................................         5.00%               5.18%(a)
Portfolio turnover rate...................................................................           86%                 52%
NET ASSETS END OF PERIOD (THOUSANDS)......................................................      $ 1,013                $402

(a) Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN         (logo and photo of a star)
                           INTERMEDIATE-TERM BOND FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                 APRIL 29, 1996
                                                                                                                 (COMMENCEMENT
                                                                                                              OF CLASS OPERATIONS)
                                                                                              YEAR ENDED            THROUGH
                                                                                             JUNE 30, 1997       JUNE 30, 1996
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................................      $ 10.10              $10.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................         0.51                0.08
Net realized and unrealized gain (loss) on investments....................................         0.07               (0.05)
Total from investment operations..........................................................         0.58                0.03
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................        (0.49)              (0.08)
Tax basis return of capital...............................................................        (0.02)                  0
Total distributions.......................................................................        (0.51)              (0.08)
NET ASSET VALUE END OF PERIOD.............................................................      $ 10.17              $10.10
Total return (b)..........................................................................         5.91%               0.33%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................................         1.80%               1.80%(a)
  Total expenses excluding indirectly paid expenses.......................................         1.80%                 --
  Total expenses excluding waivers and reimbursements.....................................         1.80%               1.88%(a)
  Net investment income...................................................................         4.97%               5.30%(a)
Portfolio turnover rate...................................................................           86%                 52%
NET ASSETS END OF PERIOD (THOUSANDS)......................................................          $29                 $25

(a) Annualized.
(b) Excluding applicable sales charges.

                                                                TEN MONTHS
                                             YEAR ENDED            ENDED              YEAR ENDED AUGUST 31,
                                            JUNE 30, 1997    JUNE 30, 1996 (b)     1995       1994       1993
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD......     $   10.10          $   10.29        $  9.93    $ 10.99    $ 10.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................          0.61               0.48           0.56       0.55       0.63
Net realized and unrealized gain (loss)
  on investments.........................          0.08              (0.19)          0.40      (0.86)      0.66
Total from investment operations.........          0.69               0.29           0.96      (0.31)      1.29
LESS DISTRIBUTIONS FROM:
Net investment income....................         (0.60)             (0.48)         (0.56)     (0.55)     (0.64)
Net realized gains on investments........             0                  0          (0.04)     (0.20)     (0.22)
Tax basis return of capital..............         (0.02)                 0              0          0          0
Total distributions......................         (0.62)             (0.48)         (0.60)     (0.75)     (0.86)
NET ASSET VALUE END OF PERIOD............     $   10.17          $   10.10        $ 10.29    $  9.93    $ 10.99
Total return.............................          6.97%              2.82%         10.13%     (2.91%)    12.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................          0.81%              0.80%(a)       0.69%      0.55%      0.55%
  Total expenses excluding indirectly
    paid expenses........................          0.81%                --             --         --         --
  Total expenses excluding waivers and
    reimbursements.......................          0.81%              0.87%(a)       0.83%      0.83%      0.83%
  Net investment income..................          5.97%              5.75%(a)       5.63%      5.32%      5.93%
Portfolio turnover rate..................            86%                52%            73%        69%        49%
NET ASSETS END OF PERIOD (THOUSANDS).....     $ 156,346          $ 157,814        $95,961    $91,724    $86,892

                                             NOVEMBER 1, 1991
                                              (COMMENCEMENT
                                           OF CLASS OPERATIONS)
                                                 THROUGH
                                             AUGUST 31, 1992
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD......        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................            0.55
Net realized and unrealized gain (loss)
  on investments.........................            0.55
Total from investment operations.........            1.10
LESS DISTRIBUTIONS FROM:
Net investment income....................           (0.54)
Net realized gains on investments........               0
Tax basis return of capital..............               0
Total distributions......................           (0.54)
NET ASSET VALUE END OF PERIOD............        $  10.56
Total return.............................           11.29%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................            0.55%(a)
  Total expenses excluding indirectly
    paid expenses........................              --
  Total expenses excluding waivers and
    reimbursements.......................            0.86%(a)
  Net investment income..................            6.49%(a)
Portfolio turnover rate..................              65%
NET ASSETS END OF PERIOD (THOUSANDS).....        $ 66,695

(a) Annualized.
(b) The Fund changed its fiscal year from August 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo and picture                    KEYSTONE
    of stars)              INTERMEDIATE TERM BOND FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         ELEVEN MONTHS
                                                                             ENDED               YEAR ENDED JULY 31,
                                                                       JUNE 30, 1997 (e)     1996       1995      1994 (c)
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................        $  8.73         $  8.88    $  8.84    $  9.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................           0.54            0.59       0.63       0.57
Net realized and unrealized gain (loss) on investments, closed
  futures contracts and foreign currency related transactions.......           0.18           (0.16)      0.02      (0.59 )
Total from investment operations....................................           0.72            0.43       0.65      (0.02 )
LESS DISTRIBUTIONS FROM:
Net investment income...............................................          (0.52)          (0.58)     (0.57)     (0.57 )
In excess of net investment income..................................              0               0      (0.04)     (0.02 )
Tax basis return of capital.........................................              0               0          0      (0.01 )
Total distributions.................................................          (0.52)          (0.58)     (0.61)     (0.60 )
NET ASSET VALUE END OF PERIOD.......................................        $  8.93         $  8.73    $  8.88    $  8.84
Total return (b)....................................................           8.40%           4.95%      7.76%     (0.29%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................           1.12%(a)        1.10%      1.00%      1.00%
  Total expenses excluding indirectly paid expenses.................           1.10%(a)        1.08%        --         --
  Total expenses excluding waivers and reimbursements...............           1.58%(a)        1.54%      1.48%      1.80%
  Net investment income.............................................           6.43%(a)        6.57%      7.13%      6.81%
Portfolio turnover rate.............................................            179%            231%       149%       280%
NET ASSETS END OF PERIOD (THOUSANDS)................................        $10,341         $12,958    $14,558    $16,036


                                                                       1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................  $  9.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................     0.70
Net realized and unrealized gain (loss) on investments, closed
  futures contracts and foreign currency related transactions.......     0.18
Total from investment operations....................................     0.88
LESS DISTRIBUTIONS FROM:
Net investment income...............................................    (0.65)
In excess of net investment income..................................        0
Tax basis return of capital.........................................        0
Total distributions.................................................    (0.65)
NET ASSET VALUE END OF PERIOD.......................................  $  9.46
Total return (b)....................................................     9.88%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................     1.52%
  Total expenses excluding indirectly paid expenses.................       --
  Total expenses excluding waivers and reimbursements...............     1.99%
  Net investment income.............................................     7.48%
Portfolio turnover rate.............................................      160%
NET ASSETS END OF PERIOD (THOUSANDS)................................  $18,032

                                                                             YEAR ENDED JULY 31,
                                                              1992       1991       1990       1989       1988
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.......................   $  8.64    $  8.60    $  9.11    $  9.05    $  9.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................      0.71       0.72       0.67       0.69       0.72
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions............................................      0.60       0.05      (0.45)      0.10      (0.45)
Total from investment operations..........................      1.31       0.77       0.22       0.79       0.27
LESS DISTRIBUTIONS FROM:
Net investment income.....................................     (0.71)     (0.72)     (0.70)     (0.73)     (0.83)
In excess of net investment income........................     (0.01)     (0.01)     (0.03)         0          0
Total distributions.......................................     (0.72)     (0.73)     (0.73)     (0.73)     (0.83)
NET ASSET VALUE END OF PERIOD.............................   $  9.23    $  8.64    $  8.60    $  9.11    $  9.05
Total return (b)..........................................     15.65%      9.42%      2.71%      9.13%      2.95%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................      1.88%      2.00%      2.00%      1.92%      1.30%
  Total expenses excluding indirectly paid expenses.......        --         --         --         --         --
  Total expenses excluding waivers and reimbursements.....      1.88%      2.06%      2.33%      2.19%      2.65%
  Net investment income...................................      7.85%      8.42%      7.90%      7.88%      7.48%
Portfolio turnover rate...................................        90%        76%       107%       148%       208%
NET ASSETS END OF PERIOD (THOUSANDS)......................   $19,288    $20,227    $23,694    $30,337    $38,615

                                                           FEBRUARY 13, 1987
                                                             (COMMENCEMENT
                                                             OF OPERATIONS)
                                                                 THROUGH
                                                              JULY 31, 1987
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.......................       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................          0.17
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions............................................         (0.42)
Total from investment operations..........................         (0.25)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................         (0.14)
In excess of net investment income........................             0
Total distributions.......................................         (0.14)
NET ASSET VALUE END OF PERIOD.............................       $  9.61
Total return (b)..........................................         (2.50%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................          1.00%(d)
  Total expenses excluding indirectly paid expenses.......            --
  Total expenses excluding waivers and reimbursements.....         12.47%(d)
  Net investment income...................................          6.86%(d)
Portfolio turnover rate...................................            14%
NET ASSETS END OF PERIOD (THOUSANDS)......................       $ 1,679

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.
(e) The Fund changed its fiscal year end from July 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE                  (logo and picture
                           INTERMEDIATE TERM BOND FUND              of stars)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 ELEVEN MONTHS
                                                                     ENDED               YEAR ENDED JULY 31,
                                                               JUNE 30, 1997 (d)     1996       1995      1994 (c)
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................        $  8.74         $  8.89    $  8.85    $   9.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.47            0.52       0.56        0.49
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions..............................................           0.20           (0.16)      0.02       (0.58)
Total from investment operations............................           0.67            0.36       0.58       (0.09)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.46)          (0.51)     (0.51)      (0.49)
In excess of net investment income..........................              0               0      (0.03)      (0.03)
Tax basis return of capital.................................              0               0          0       (0.01)
Total distributions.........................................          (0.46)          (0.51)     (0.54)      (0.53)
NET ASSET VALUE END OF PERIOD...............................        $  8.95         $  8.74    $  8.89    $   8.85
Total return (b)............................................           7.81%           4.10%      6.87%      (1.05%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.87%(a)        1.85%      1.75%       1.75%
  Total expenses excluding indirectly paid expenses.........           1.85%(a)        1.83%        --          --
  Total expenses excluding waivers and reimbursements.......           2.35%(a)        2.32%      2.21%       2.36%
  Net investment income.....................................           5.68%(a)        5.82%      6.38%       5.48%
Portfolio turnover rate.....................................            179%            231%       149%        280%
NET ASSETS END OF PERIOD (THOUSANDS)........................        $11,368         $16,034    $17,985    $ 17,819

                                                              FEBRUARY 1, 1993
                                                              (DATE OF INITIAL
                                                              PUBLIC OFFERING)
                                                                  THROUGH
                                                               JULY 31, 1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $ 9.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................         0.29
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions..............................................         0.12
Total from investment operations............................         0.41
LESS DISTRIBUTIONS FROM:
Net investment income.......................................        (0.29)
In excess of net investment income..........................            0
Tax basis return of capital.................................            0
Total distributions.........................................        (0.29)
NET ASSET VALUE END OF PERIOD...............................       $ 9.47
Total return (b)............................................         4.42%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................         1.76%(a)
  Total expenses excluding indirectly paid expenses.........           --
  Total expenses excluding waivers and reimbursements.......         2.71%(a)
  Net investment income.....................................         5.67%(a)
Portfolio turnover rate.....................................          160%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $8,159

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                                                                  ELEVEN MONTHS
                                                                      ENDED               YEAR ENDED JULY 31,
                                                                JUNE 30, 1997 (d)     1996      1995      1994 (c)
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..........................        $  8.74         $ 8.89    $  8.85    $   9.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................           0.46           0.52       0.55        0.49
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions...............................................           0.20          (0.16)      0.03       (0.57)
Total from investment operations.............................           0.66           0.36       0.58       (0.08)
LESS DISTRIBUTIONS FROM:
Net investment income........................................          (0.46)         (0.51)     (0.51)      (0.49)
In excess of net investment income...........................              0              0      (0.03)      (0.03)
Tax basis return of capital..................................              0              0          0       (0.01)
Total distributions..........................................          (0.46)         (0.51)     (0.54)      (0.53)
NET ASSET VALUE END OF PERIOD................................        $  8.94         $ 8.74    $  8.89    $   8.85
Total return (b).............................................           7.70%          4.10%      6.87%      (0.95%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.............................................           1.87%(a)       1.85%      1.75%       1.75%
  Total expenses excluding indirectly paid expenses..........           1.85%(a)       1.83%        --          --
  Total expenses excluding waivers and reimbursements........           2.35%(a)       2.31%      2.23%       2.37%
  Net investment income......................................           5.68%(a)       5.82%      6.37%       5.44%
Portfolio turnover rate......................................            179%           231%       149%        280%
NET ASSETS END OF PERIOD (THOUSANDS).........................        $ 7,259         $9,084    $10,185    $ 13,086

                                                               FEBRUARY 1, 1993
                                                               (DATE OF INITIAL
                                                               PUBLIC OFFERING)
                                                                   THROUGH
                                                                JULY 31, 1993
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..........................       $ 9.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................         0.29
Net realized and unrealized gain (loss) on investments,
  closed futures contracts and foreign currency related
  transactions...............................................         0.11
Total from investment operations.............................         0.40
LESS DISTRIBUTIONS FROM:
Net investment income........................................        (0.29)
In excess of net investment income...........................            0
Tax basis return of capital..................................            0
Total distributions..........................................        (0.29)
NET ASSET VALUE END OF PERIOD................................       $ 9.46
Total return (b).............................................         4.31%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.............................................         1.77%(a)
  Total expenses excluding indirectly paid expenses..........           --
  Total expenses excluding waivers and reimbursements........         2.61%(a)
  Net investment income......................................         5.61%(a)
Portfolio turnover rate......................................          160%
NET ASSETS END OF PERIOD (THOUSANDS).........................       $7,522

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo and picture                    EVERGREEN
  of president)    INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                    MAY 2, 1995
                                                                                                                   (COMMENCEMENT
                                                                                              TEN MONTHS        OF CLASS OPERATIONS)
                                                                           YEAR ENDED            ENDED                THROUGH
                                                                          JUNE 30, 1997    JUNE 30, 1996 (c)      AUGUST 31, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD....................................      $  9.99            $ 10.15                $ 9.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................         0.55               0.46                  0.19
Net realized and unrealized gain (loss) on investments.................         0.03              (0.16)                 0.20
Total from investment operations.......................................         0.58               0.30                  0.39
LESS DISTRIBUTIONS FROM:
Net investment income..................................................        (0.55)             (0.46)                (0.19)
Total distributions....................................................        (0.55)             (0.46)                (0.19)
NET ASSET VALUE END OF PERIOD..........................................      $ 10.02            $  9.99                $10.15
Total return (b).......................................................         6.00%              3.00%                 3.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................................         0.86%              0.81%(a)              0.80%(a)
  Total expenses excluding indirectly paid expenses....................         0.86%                --                    --
  Total expenses excluding waivers and reimbursements..................         0.94%              1.06%(a)              1.34%(a)
  Net investment income................................................         5.47%              5.49%(a)              5.42%(a)
Portfolio turnover rate................................................           68%                28%                   45%
NET ASSETS END OF PERIOD (THOUSANDS)...................................      $   571            $   497                $    9

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from August 31 to June 30.

                                                                                                                FEBRUARY 9, 1996
                                                                                                                 (COMMENCEMENT
                                                                                                              OF CLASS OPERATIONS)
                                                                                              YEAR ENDED            THROUGH
                                                                                             JUNE 30, 1997       JUNE 30, 1996
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................................      $  9.99              $10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................         0.45                0.18
Net realized and unrealized gain (loss) on investments....................................         0.04               (0.39)
Total from investment operations..........................................................         0.49               (0.21)
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................        (0.46)              (0.18)
Total distributions.......................................................................        (0.46)              (0.18)
NET ASSET VALUE END OF PERIOD.............................................................      $ 10.02              $ 9.99
Total return (b)..........................................................................         5.03%              (1.99)%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................................         1.81%               1.80%(a)
  Total expenses excluding indirectly paid expenses.......................................         1.81%                 --
  Total expenses excluding waivers and reimbursements.....................................         1.89%               1.91%(a)
  Net investment income...................................................................         4.53%               4.62%(a)
Portfolio turnover rate...................................................................           68%                 28%
NET ASSETS END OF PERIOD (THOUSANDS)......................................................      $   742              $  359

(a) Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                   INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
                                                            (logo and picture of
                        FINANCIAL HIGHLIGHTS (CONTINUED)             George
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)   Washington)

                                                                                                                 APRIL 10, 1996
                                                                                                                 (COMMENCEMENT
                                                                                                              OF CLASS OPERATIONS)
                                                                                              YEAR ENDED            THROUGH
                                                                                             JUNE 30, 1997       JUNE 30, 1996
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......................................................      $  9.99              $10.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................................................         0.40                0.11
Net realized and unrealized gain (loss) on investments....................................         0.09               (0.02)
Total from investment operations..........................................................         0.49                0.09
LESS DISTRIBUTIONS FROM:
Net investment income.....................................................................        (0.46)              (0.11)
Total distributions.......................................................................        (0.46)              (0.11)
NET ASSET VALUE END OF PERIOD.............................................................      $ 10.02              $ 9.99
Total return (b)..........................................................................         5.03%               0.89%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................................................         1.81%               1.80%(a)
  Total expenses excluding indirectly paid expenses.......................................         1.81%                 --
  Total expenses excluding waivers and reimbursements.....................................         1.90%               1.91%(a)
  Net investment income...................................................................         4.53%               4.47%(a)
Portfolio turnover rate...................................................................           68%                 28%
NET ASSETS END OF PERIOD (THOUSANDS)......................................................      $    12              $   32

(a) Annualized.
(b) Excluding applicable sales charges.

                                                             TEN MONTHS
                                          YEAR ENDED            ENDED               YEAR ENDED AUGUST 31,
                                         JUNE 30, 1997    JUNE 30, 1996 (b)      1995        1994        1993
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...      $  9.99            $ 10.15         $   9.92    $  10.61    $  10.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................         0.56               0.46             0.55        0.54        0.57
Net realized and unrealized gain
  (loss) on investments...............         0.03              (0.16)            0.23       (0.64)       0.24
Total from investment operations......         0.59               0.30             0.78       (0.10)       0.81
LESS DISTRIBUTIONS FROM:
Net investment income.................        (0.56)             (0.46)           (0.55)      (0.54)      (0.58)
Net realized gains on investments.....            0                  0                0       (0.05)      (0.03)
Total distributions...................        (0.56)             (0.46)           (0.55)      (0.59)      (0.61)
NET ASSET VALUE END OF PERIOD.........      $ 10.02            $  9.99         $  10.15    $   9.92    $  10.61
Total return..........................         6.08%              3.00%            8.16%      (0.99%)      8.03%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................         0.81%              0.80%(a)         0.70%       0.55%       0.55%
  Total expenses excluding indirectly
    paid expenses.....................         0.81%                --               --          --          --
  Total expenses excluding waivers and
    reimbursements....................         0.89%              0.87%(a)         0.84%       0.82%       0.83%
  Net investment income...............         5.52%              5.47%(a)         5.54%       5.22%       5.48%
Portfolio turnover rate...............           68%                28%              45%         45%         31%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................      $71,588            $87,004         $106,066    $106,448    $119,172

                                          NOVEMBER 1, 1991
                                           (COMMENCEMENT
                                        OF CLASS OPERATIONS)
                                              THROUGH
                                          AUGUST 31, 1992
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................            0.48
Net realized and unrealized gain
  (loss) on investments...............            0.40
Total from investment operations......            0.88
LESS DISTRIBUTIONS FROM:
Net investment income.................           (0.47)
Net realized gains on investments.....               0
Total distributions...................           (0.47)
NET ASSET VALUE END OF PERIOD.........        $  10.41
Total return..........................            9.04%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................            0.55%(a)
  Total expenses excluding indirectly
    paid expenses.....................              --
  Total expenses excluding waivers and
    reimbursements....................            0.86%(a)
  Net investment income...............            5.68%(a)
Portfolio turnover rate...............              47%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................        $ 87,648

(a) Annualized.
(b) The Fund changed its fiscal year end from August 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo and picture of                EVERGREEN
      flag)                SHORT-INTERMEDIATE BOND FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED           SIX MONTHS            YEAR ENDED
                                                                            JUNE 30,               ENDED             DECEMBER 31,
                                                                        1997       1996      JUNE 30, 1995 (c)     1994       1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................   $  9.82    $ 10.02         $  9.52         $ 10.42   $ 10.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................      0.63       0.63            0.32            0.65      0.65
Net realized and unrealized gain (loss) on investments..............      0.02      (0.19)           0.50           (0.91)     0.19
Total from investment operations....................................      0.65       0.44            0.82           (0.26)     0.84
LESS DISTRIBUTIONS FROM:
Net investment income...............................................     (0.64)     (0.64)          (0.32)          (0.64)    (0.65)
In excess of net investment income..................................         0          0               0               0         0
Net realized gains on investments...................................         0          0               0               0     (0.18)
Total distributions.................................................     (0.64)     (0.64)          (0.32)          (0.64)    (0.83)
NET ASSET VALUE END OF PERIOD.......................................   $  9.83    $  9.82         $ 10.02         $  9.52   $ 10.42
Total return (b)....................................................      6.77%      4.45%           8.77%          (2.57%)    8.29%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................      0.72%      0.79%           0.77%(a)        0.75%     0.93%
  Total expenses excluding indirectly paid expenses.................      0.72%        --              --              --        --
  Total expenses excluding waivers and reimbursements...............        --         --              --              --        --
  Net investment income.............................................      6.37%      6.35%           6.58%(a)        6.46%     6.15%
Portfolio turnover rate.............................................        45%        76%             34%             48%       73%
NET ASSETS END OF PERIOD (THOUSANDS)................................   $17,703    $18,630         $18,898         $19,127   $22,865

                                                                                                                 JANUARY 28, 1989
                                                                                                                 (COMMENCEMENT OF
                                                                                                                      CLASS
                                                    YEAR ENDED             NINE MONTHS                             OPERATIONS)
                                                   DECEMBER 31,               ENDED              YEAR ENDED          THROUGH
                                                 1992       1991      DECEMBER 31, 1990 (d)    MARCH 31, 1990     MARCH 31, 1989
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD..........   $ 10.54    $  9.99           $  9.72               $ 9.50            $   9.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................      0.71       0.73              0.55                 0.79                0.10
Net realized and unrealized gain (loss) on
  investments................................     (0.06)      0.60              0.24                 0.20               (0.14)
Total from investment operations.............      0.65       1.33              0.79                 0.99               (0.04)
LESS DISTRIBUTIONS FROM:
Net investment income........................     (0.67)     (0.70)            (0.52)               (0.77)              (0.16)
In excess of net investment income...........         0      (0.01)                0                    0                   0
Net realized gains on investments............     (0.11)     (0.07)                0                    0                   0
Total distributions..........................     (0.78)     (0.78)            (0.52)               (0.77)              (0.16)
NET ASSET VALUE END OF PERIOD................   $ 10.41    $ 10.54           $  9.99               $ 9.72            $   9.50
Total return (b).............................      6.39%     13.74%             8.31%               10.51%              (0.31%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.............................      0.90%      0.80%             1.01%(a)             1.00%               1.78%(a)
  Total expenses excluding indirectly paid
    expenses.................................        --         --                --                   --                  --
  Total expenses excluding waivers and
    reimbursements...........................        --       0.89%             1.82%(a)             1.50%                 --
  Net investment income......................      6.79%      7.30%             7.53%(a)             7.57%               6.10%(a)
Portfolio turnover rate......................        66%        53%               27%                  32%                 18%
NET ASSETS END OF PERIOD (THOUSANDS).........   $21,488    $17,680           $11,765               $6,496            $ 11,580

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.
(d) The Fund changed its fiscal year end from March 31 to December 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           SHORT-INTERMEDIATE BOND FUND
                                                               (logo and picture
                        FINANCIAL HIGHLIGHTS (CONTINUED)            of flag)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR ENDED           SIX MONTHS           YEAR ENDED
                                                       JUNE 30,               ENDED            DECEMBER 31,
                                                   1997       1996      JUNE 30, 1995 (c)          1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD............   $  9.84    $ 10.04         $  9.54              $ 10.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................      0.54       0.55            0.28                 0.58
Net realized and unrealized gain (loss) on
  investments..................................      0.01      (0.19)           0.50                (0.92)
Total from investment operations...............      0.55       0.36            0.78                (0.34)
LESS DISTRIBUTIONS FROM:
Net investment income..........................     (0.54)     (0.56)          (0.28)               (0.56)
Net realized gains on investments..............         0          0               0                    0
Total distributions............................     (0.54)     (0.56)          (0.28)               (0.56)
NET ASSET VALUE END OF PERIOD..................   $  9.85    $  9.84         $ 10.04              $  9.54
Total return (b)...............................      5.78%      3.62%           8.31%               (3.33%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................      1.62%      1.69%           1.67%(a)             1.50%
  Total expenses excluding indirectly paid
    expenses...................................      1.62%        --              --                   --
  Net investment income........................      5.48%      5.45%           5.68%(a)             5.75%
Portfolio turnover rate........................        45%        76%             34%                  48%
NET ASSETS END OF PERIOD (THOUSANDS)...........   $22,237    $21,006         $17,366              $17,625

                                                   JANUARY 25, 1993
                                                    (COMMENCEMENT
                                                 OF CLASS OPERATIONS)
                                                       THROUGH
                                                  DECEMBER 31, 1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD............         $10.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................           0.58
Net realized and unrealized gain (loss) on
  investments..................................           0.05
Total from investment operations...............           0.63
LESS DISTRIBUTIONS FROM:
Net investment income..........................          (0.58)
Net realized gains on investments..............          (0.18)
Total distributions............................          (0.76)
NET ASSET VALUE END OF PERIOD..................         $10.44
Total return (b)...............................           6.08%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................           1.57%(a)
  Total expenses excluding indirectly paid
    expenses...................................             --
  Net investment income........................           5.42%(a)
Portfolio turnover rate........................             73%
NET ASSETS END OF PERIOD (THOUSANDS)...........         $8,876

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.

                                                                           YEAR ENDED          SIX MONTHS
                                                                            JUNE 30,              ENDED
                                                                         1997      1996     JUNE 30, 1995 (c)
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................   $ 9.84    $10.05         $  9.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................     0.54      0.55            0.26
Net realized and unrealized gain (loss) on investments...............     0.01     (0.20)           0.50
Total from investment operations.....................................     0.55      0.35            0.76
LESS DISTRIBUTIONS FROM:
Net investment income................................................    (0.54)    (0.56)          (0.26)
Total distributions..................................................    (0.54)    (0.56)          (0.26)
NET ASSET VALUE END OF PERIOD........................................   $ 9.85    $ 9.84         $ 10.05
Total return (b).....................................................     5.77%     3.51%           8.23%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................     1.62%     1.69%           1.67%(a)
  Total expenses excluding indirectly paid expenses..................     1.62%       --              --
  Net investment income..............................................     5.47%     5.46%           5.69%(a)
  Portfolio turnover rate............................................       45%       76%             34%
NET ASSETS END OF PERIOD (THOUSANDS).................................   $1,029    $1,155         $   527

                                                                        SEPTEMBER 6, 1994   (COMMENCEMENT OF CLASS OPERATIONS)
                                                                             THROUGH
                                                                        DECEMBER 31, 1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................         $ 9.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................           0.18
Net realized and unrealized gain (loss) on investments...............          (0.30)
Total from investment operations.....................................          (0.12)
LESS DISTRIBUTIONS FROM:
Net investment income................................................          (0.18)
Total distributions..................................................          (0.18)
NET ASSET VALUE END OF PERIOD........................................         $ 9.55
Total return (b).....................................................          (1.27%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................           1.65%(a)
  Total expenses excluding indirectly paid expenses..................             --
  Net investment income..............................................           5.87%(a)
  Portfolio turnover rate............................................             48%
NET ASSETS END OF PERIOD (THOUSANDS).................................         $  512

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The Fund changed its fiscal year end from December 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
(logo and a picture        SHORT-INTERMEDIATE BOND FUND
     of flag)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              YEAR ENDED            SIX MONTHS
                                               JUNE 30,                ENDED              YEAR ENDED DECEMBER 31,
                                           1997        1996      JUNE 30, 1995 (b)      1994        1993       1992
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...   $   9.82    $  10.02        $    9.52        $  10.43    $  10.41   $  10.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................       0.64        0.64             0.33            0.65        0.69       0.70
Net realized and unrealized gain
  (loss) on investments...............       0.02       (0.19)            0.49           (0.91)       0.19      (0.02)
Total from investment operations......       0.66        0.45             0.82           (0.26)       0.88       0.68
LESS DISTRIBUTIONS FROM:
Net investment income.................      (0.65)      (0.65)           (0.32)          (0.65)      (0.68)     (0.70)
In excess of net investment income....          0           0                0               0           0          0
Net realized gains on investments.....          0           0                0               0       (0.18)     (0.11)
Total distributions...................      (0.65)      (0.65)           (0.32)          (0.65)      (0.86)     (0.81)
NET ASSET VALUE END OF PERIOD.........   $   9.83    $   9.82        $   10.02        $   9.52    $  10.43   $  10.41
Total return..........................       6.88%       4.63%            8.80%          (2.55%)      8.67%      6.64%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................       0.62%       0.69%            0.67%(a)        0.65%       0.66%      0.69%
  Total expenses excluding indirectly
    paid expenses.....................       0.62%         --               --              --          --         --
  Net investment income...............       6.48%       6.45%            6.68%(a)        6.56%       6.41%      6.67%
Portfolio turnover rate...............         45%         76%              34%             48%         73%        66%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................   $357,706    $352,095        $ 347,050        $345,025    $376,445   $324,068

                                         JANUARY 4, 1991
                                        (COMMENCEMENT OF
                                        CLASS OPERATIONS)
                                             THROUGH
                                        DECEMBER 31, 1991
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...      $   10.06
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.71
Net realized and unrealized gain
  (loss) on investments...............           0.56
Total from investment operations......           1.27
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.71)
In excess of net investment income....          (0.01)
Net realized gains on investments.....          (0.07)
Total distributions...................          (0.79)
NET ASSET VALUE END OF PERIOD.........      $   10.54
Total return..........................          13.80%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           0.69%(a)
  Total expenses excluding indirectly
    paid expenses.....................             --
  Net investment income...............           7.12%(a)
Portfolio turnover rate...............             53%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................      $ 256,254

(a) Annualized.
(b) The Fund changed its fiscal year end from December 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                       CAPITAL PRESERVATION AND INCOME FUND   (logo and picture
                                                                  of capital)
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

ADJUSTABLE-RATE MORTGAGE SECURITIES-- 91.3%
             FHLMC-- 44.4%
$1,291,156   FHLMC Pool #846163, Cap 13.08%,
               Margin 1.99% + WTAL, Resets
               Annually
               7.66%, 7/1/30...................... $ 1,349,465
 1,507,099   FHLMC Pool #605386, Cap 12.89%,
               Margin 2.12% + CMT, Resets Annually
               7.95%, 9/1/17......................   1,582,212
 1,637,125   FHLMC Pool #605343, Cap 13.60%,
               Margin 2.13% + CMT, Resets Annually
               7.83%, 3/1/19......................   1,692,341
   141,104   FHLMC Pool #645062, Cap 14.11%,
               Margin 2.31% + CMT, Resets Annually
               8.10%, 5/1/19......................     146,461
   145,638   FHLMC Pool #785114, Cap 13.23%,
               Margin 2.13% + CMT, Resets Annually
               7.81%, 7/1/19......................     153,147
   587,551   FHLMC Pool #865220, Cap 15.05%,
               Margin 2.35% + WTAL, Resets
               Triennially
               8.37%, 4/1/20......................     606,741
    69,528   FHLMC Pool #785147, Cap 12.79%,
               Margin 2.02% + CMT, Resets Annually
               7.68%, 5/1/20......................      72,069
   725,921   FHLMC Pool #606541, Cap 13.56%,
               Margin 2.04% + CMT, Resets Annually
               7.71%, 3/1/21......................     761,084
 2,257,810   FHLMC Pool #845039, Cap 12.50%,
               Margin 2.09% + CMT, Resets Annually
               7.82%, 10/1/21.....................   2,338,245
 1,369,007   FHLMC Pool #606679, Cap 12.07%,
               Margin 2.16% + CMT, Resets Annually
               7.97%, 10/1/21.....................   1,437,882
 1,916,889   FHLMC Pool #845063, Cap 12.05%,
               Margin 2.18% + CMT, Resets Annually
               7.91%, 11/1/21.....................   1,991,168
 2,263,629   FHLMC Pool #845070, Cap 11.84%,
               Margin 2.12% + CMT, Resets Annually
               7.80%, 1/1/22......................   2,359,834




 PRINCIPAL
  AMOUNT                                             VALUE
   ADJUSTABLE-RATE MORTGAGE SECURITIES-- CONTINUED
             FHLMC-- CONTINUED
$1,088,728   FHLMC Pool #845082, Cap 12.34%,
               Margin 1.98% + CMT, Resets Annually
               7.58%, 3/1/22...................... $ 1,122,071
 4,051,462   FHLMC Pool #607352, Cap 13.62%,
               Margin 2.17% + CMT, Resets Annually
               7.84%, 4/1/22......................   4,267,972
 3,452,568   FHLMC Pool #846298, Cap 13.04%,
               Margin 1.85% + CMT, Resets Annually
               7.44%, 8/1/22......................   3,589,048
             TOTAL FHLMC..........................  23,469,740
             FNMA-- 46.9%
 1,402,664   FNMA Pool #124497, Cap 12.97%,
               Margin 2.80% + CMT, Resets Annually
               7.78%, 9/1/22......................   1,477,188
 1,040,611   FNMA Pool #094564, Cap 15.86%,
               Margin 1.98% + CMT, Resets Annually
               7.70%, 1/1/16......................   1,088,094
   448,069   FNMA Pool #092086, Cap 15.47%,
               Margin 2.08% + CMT, Resets Annually
               7.85%, 10/1/16.....................     466,691
   739,969   FNMA Pool #070033, Cap 14.35%,
               Margin 1.75% + CMT, Resets Annually
               7.50%, 10/1/17.....................     768,872
 3,318,250   FNMA Pool #070119, Cap 12.01%,
               Margin 2.00% + CMT, Resets Annually
               7.68%, 11/1/17.....................   3,450,980
   302,549   FNMA Pool #062610, Cap 12.75%,
               Margin 2.13% + CMT, Resets Annually
               7.75%, 6/1/18......................     316,826
 2,589,728   FNMA Pool #090678, Cap 13.14%,
               Margin 2.18% + CMT, Resets Annually
               7.91%, 9/1/18......................   2,732,163
 1,059,213   FNMA Pool #124015, Cap 13.24%,
               Margin 2.57% + CMT, Resets Annually
               7.57%, 11/1/18.....................   1,100,925

                                  (CONTINUED)

                                     KEYSTONE
                       CAPITAL PRESERVATION AND INCOME FUND
(logo and picture
    of capital)       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

ADJUSTABLE-RATE MORTGAGE SECURITIES-- CONTINUED
      FNMA-- CONTINUED
$ 311,452    FNMA Pool #114714, Cap
               12.62%,
               Margin 1.75% + CMT, Resets
               Annually
               7.47%, 3/1/19.............$  323,814
  307,339    FNMA Pool #105007, Cap
               13.13%,
               Margin 2.03% + CMT, Resets
               Annually
               7.85%, 7/1/19.............   318,240
1,274,325    FNMA Pool #095405, Cap
               13.70%,
               Margin 2.08% + CMT, Resets
               Annually
               7.83%, 12/1/19............ 1,321,316
  162,598    FNMA Pool #391290, Cap
               12.68%,
               Margin 2.72% + CMT, Resets
               Annually
               7.74%, 2/1/17.............   167,096
  539,539    FNMA Pool #102905, Cap
               13.08%,
               Margin 2.00% + CMT, Resets
               Annually
               7.74%, 7/1/20.............   567,358
  481,731    FNMA Pool #142963, Cap
               11.03%,
               Margin 2.63% + CMT, Resets
               Annually
               7.45%, 1/1/22.............   498,591
6,564,994    FNMA Pool #124289, Cap
               13.44%,
               Margin 2.01% + CMT, Resets
               Annually
               7.70%, 9/1/21............. 6,889,171
  990,524    FNMA Pool #124204, Cap
               13.60%,
               Margin 2.01% + CMT, Resets
               Annually
               7.72%, 1/1/22............. 1,038,970
  252,868    FNMA Pool #070327, Cap
               12.95%,
               Margin 2.75% + CMT, Resets
               Annually
               7.60%, 6/1/19.............   262,510

   PRINCIPAL
     AMOUNT                                  VALUE

ADJUSTABLE-RATE MORTGAGE SECURITIES-- CONTINUED
             FNMA-- CONTINUED
$1,865,470   FNMA Pool #124945, Cap
               12.73%,
               Margin 2.11% + CMT, Resets
               Annually
               7.81%, 1/1/31.............$  1,966,914
             TOTAL FNMA..................  24,755,719
             TOTAL ADJUSTABLE-RATE
               MORTGAGE SECURITIES
               (COST-- $47,698,037)......  48,225,459



FIXED RATE MORTGAGE SECURITIES-- 2.2%
               FHLMC-- 0.1%
    24,914     FHLMC CMO, Series 11 Class 11C,
               (Est. Mat. 1998) (b)
               9.50%, 4/15/19............
                                             25,771
  FNMA-- 2.1%
   355,662   FNMA Pool #100051
               9.50%, 4/1/05.............   371,778
   462,692   FNMA Pool #002497
               11.00%, 1/1/16............   510,798
   230,612   FNMA Pool #058442
               11.00%, 1/1/18............   254,462
             TOTAL FNMA.................. 1,137,038
             TOTAL FIXED RATE MORTGAGE
               SECURITIES
               (COST-- $1,158,066)....... 1,162,809





U.S. TREASURY NOTES-- 3.7%
  (COST-- $1,958,136)
 1,950,000   U.S. Treasury Notes
               6.63%, 4/30/02............ 1,967,979


REPURCHASE AGREEMENT-- 1.4% (COST-- $742,000)
   742,000   Keystone Joint Repurchase
               Agreement (Investments in
               repurchase agreements, in
               a joint trading account,
               6.04% dated 6/30/97, due
               7/1/97, maturity value
               $742,125 (a)).............   742,000
             TOTAL INVESTMENTS
               (COST-- $51,556,239)......      98.6%  52,098,247

             OTHER ASSETS AND
               LIABILITIES-- NET.........       1.4     721,440
             NET ASSETS--................    100.0% $52,819,687

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at June 30, 1997.
(b) The estimated maturity of a Collateralized Motgage Obligation (CMO) is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.

LEGEND OF PORTFOLIO ABBREVIATIONS
CMT-- 1, 3, or 5 year Constant Maturity Treasury Index
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
WTAL-- 1 or 3 year Weekly Treasury Average Lookback Index

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN                  (logo and picture
                           INTERMEDIATE-TERM BOND FUND               of star)

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

 PRINCIPAL
  AMOUNT                                             VALUE

CORPORATE BONDS-- 19.2%
              BANKS-- 5.0%
$   500,000   Cenfed Financial Corp., Senior
                Debenture (a),
                11.17%, 12/15/01................. $    533,750
    800,000   Harris Bancorp.,
                9.38%, 6/1/01....................      868,088
  2,000,000   NationsBank Corp.,
                8.13%, 6/15/02...................    2,108,780
  4,000,000   NBD Bank N.A.,
                Subordinated Note,
                8.25%, 11/1/24...................    4,461,932
                                                     7,972,550
              FINANCE & INSURANCE-- 7.8%
  6,500,000   Associates Corporation North
                America, Note,
                5.96%, 5/15/37...................    6,514,196
  2,500,000   General Electric Capital Corp.,
                6.29%, 12/15/07..................    2,473,247
  1,000,000   Goldman Sachs Group L.P. (a),
                6.38%, 6/15/00...................      990,333
  1,500,000   Grand Metropolitan Investment
                Corp.,
                6.50%, 9/15/99...................    1,504,614
  1,000,000   KFW International Finance,
                Guaranteed Note,
                8.85%, 6/15/99...................    1,046,610
                                                    12,529,000
              INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 3.2%
  2,000,000   Baxter International, Inc.,
                9.25%, 12/15/99..................    2,125,250
    600,000   Deere & Co.,
                8.95%, 6/15/19...................      673,289
  2,000,000   Jet Equipment Trust, (a)
                9.41%, 6/15/10...................    2,292,488
                                                     5,091,027
              UTILITIES-- 3.2%
  3,100,000   ALLTEL Corp.,
                6.50%, 11/1/13...................    2,857,199
  2,000,000   Carolina Power & Light Co.,
                8.63%, 9/15/21...................    2,272,160
                                                     5,129,359
              TOTAL CORPORATE BONDS
                (COST $30,200,050)...............   30,721,936

  PRINCIPAL
   AMOUNT                                             VALUE
MORTGAGE-BACKED SECURITIES-- 20.7%
              Federal Home Loan Mortgage Corp.,
$ 2,521,993   6.55%, 9/1/26...................... $  2,593,539
  2,027,061   7.50%, 5/1/09......................    2,058,734
  1,210,345   8.00%, 10/1/25.....................    1,241,776
  1,293,208   Federal National Mortgage
                Association,
                6.69%, 12/1/25...................    1,328,618
              Government National Mortgage
                Association,
  1,400,389   6.00%, 6/20/26.....................    1,406,241
  8,356,714   6.50%, 10/15/23-- 10/20/26.........    8,362,955
  3,922,487   7.00%, 9/20/25-- 3/15/26...........    3,919,730
  3,087,455   7.13%, 7/20/25.....................    3,182,360
  3,599,131   7.50%, 9/15/23-- 3/15/26...........    3,616,198
  3,144,302   8.00%, 10/15/24....................    3,216,030
  1,209,660   9.00%, 4/15/20-- 8/15/21...........    1,278,837
    563,266   9.50%, 2/15/21.....................      607,799
    414,383   Paine Webber Trust P-3,
                9.00%, 10/1/12...................      417,549
              TOTAL MORTGAGE-BACKED SECURITIES
                (COST $33,064,340)...............   33,230,366

U. S. AGENCY OBLIGATIONS-- 3.7%

  2,500,000   Farm Credit Systems Financial
                Assistance Co.,
                8.80%, 6/10/05...................    2,814,268
  3,000,000   Federal Home Loan Bank,
                Consolidated Bond,
                7.70%, 9/20/04...................    3,174,930
              TOTAL U. S. AGENCY OBLIGATIONS
                (COST $5,651,434)................    5,989,198
U. S. TREASURY OBLIGATIONS-- 28.0%
              U.S. Treasury Bonds:
 11,450,000   6.88%, 8/15/25.....................   11,489,354
  4,500,000   7.50%, 11/15/16....................    4,810,779
  1,400,000   8.75%, 5/15/17.....................    1,684,812
  3,950,000   8.88%, 8/15/17.....................    4,810,357
              U.S. Treasury Notes:
  1,400,000   5.13%, 12/31/98....................    1,383,812
 12,900,000   5.63%, 8/31/97.....................   12,904,024
  6,100,000   6.38%, 1/15/99.....................    6,138,125
  1,600,000   8.25%, 7/15/98.....................    1,639,000
              TOTAL U.S. TREASURY OBLIGATIONS
                (COST $44,311,257)...............   44,860,263

                                  (CONTINUED)

                                    EVERGREEN
                           INTERMEDIATE-TERM BOND FUND
(logo and picture of
      star)              SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

 PRINCIPAL
  AMOUNT                                             VALUE

YANKEE OBLIGATIONS-- 14.5%
              Bayerische Landesbank Girozen
                New York,
                Tranche Sr 00001,
$2,500,000      6.38%, 8/31/00............    $2,492,183
                Tranche Trust 00007,
 2,000,000      6.20%, 2/9/06.............     1,907,344
 3,000,000    Hydro-Quebec,
                8.00%, 2/1/13...........       3,160,257
 3,500,000    Japan Finance Corp. Municipal
                Enterprises, Guaranteed Bond,
                6.85%, 4/15/06..........       3,504,071
 2,000,000    Manitoba Province (Canada),
                8.00%, 4/15/02..........       2,109,140
   800,000    Petro Canada Ltd.,
                8.60%, 1/15/10..........         907,463
 5,300,000    Philips Electers N V,
                Debenture,
                7.13%, 5/15/25..........       5,282,685
             Svenska Handelsbanken,
 2,000,000     8.13%, 8/15/07............      2,123,682
 1,000,000      8.35%, 7/15/04............     1,075,661
   700,000   Westpac Banking,
                Subordinated Debenture,
                9.13%, 8/15/01..........         758,563
             TOTAL YANKEE OBLIGATIONS
                (COST $22,612,971)......      23,321,049

   PRINCIPAL
    AMOUNT                                          VALUE
REPURCHASE AGREEMENT-- 12.8%
$20,495,557   Donaldson, Lufkin &
                Jenrette Securities
                Corp, 5.90% dated
                6/30/97, due 7/1/97,
                maturity value
                $20,498,916
                (collateralized by
                $20,553,000 U.S.
                Treasury Notes, 5.00%,
                due 1/31/98; value,
                including accrued
                interest $20,905,756)
                (cost $20,495,557)......          $ 20,495,557
              TOTAL INVESTMENTS--
                (COST $156,335,609).....   98.9%   158,618,369
              OTHER ASSETS AND
                LIABILITIES-- NET.......     1.1     1,807,246
              NET ASSETS--..............  100.0%  $160,425,615

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE           (logo and picture
                           INTERMEDIATE TERM BOND FUND        of stars)

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

ASSET-BACKED SECURITIES-- 6.1%
$1,000,000   Southern Pacific Secured Assets
               Corporation, Series 1996-3 Class
               A4,
               7.60%, 10/25/27.................... $ 1,001,875
   750,000   U.S. Home Equity Loan Asset Backed,
               Series 1991-2 Class B,
               9.13%, 4/15/21.....................     752,812
             TOTAL ASSET-BACKED SECURITIES
               (COST $1,748,125)..................   1,754,687

CORPORATE BONDS-- 31.2%
             DIVERSIFIED-- 1.7%
   500,000   Belo (A. H.) Corporation,
               Senior Note,
               7.13%, 6/1/07......................     495,723
             FINANCE & BANKING-- 15.3%
 1,000,000   Amsouth Bancorporation,
               Sub Debentures Puttable 2005,
               6.75%, 11/1/25.....................     977,750
 1,250,000   Chase Manhattan Corporation,
               Subordinated Notes,
               9.38%, 7/1/01......................   1,358,712
 1,000,000   CIT Group Holdings Incorporated,
               Medium Term Note, Tranche Trust
               00001,
               9.25%, 3/15/01.....................   1,083,480
   500,000   General Mtrs Acceptance Corporation,
               Note,
               7.13%, 5/1/01......................     506,015
   500,000   Prudential Insurance, Note (b),
               7.13%, 7/1/07......................     499,000
                                                     4,424,957
             INDUSTRIALS-- 12.5%
   700,000   Ford Motor Co., Debenture,
               9.00%, 9/15/01.....................     756,252
   800,000   Occidental Petroleum Corporation,
               Medium Term Note, Tranche Trust
               00134,
               8.50%, 11/9/01.....................     847,336
 1,000,000   Philip Morris Cos Inc., Senior Note,
               7.20%, 2/1/07......................     986,760
 1,000,000   Transocean Offshore Inc, Note,
               7.45%, 4/15/27.....................   1,028,740
                                                     3,619,088
             TRANSPORTATION-- 1.7%
   500,000   Norfolk Southern Corporation, Note,
               7.05%, 5/1/37......................     507,470
             TOTAL CORPORATE BONDS
               (COST $9,126,551)..................   9,047,238
     PRINCIPAL
       AMOUNT                                        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS-- 27.5%
$  500,000   Chase Commercial Mortgage Security
               Corporation (a),
               7.37%, 6/19/29..................... $   508,281
   478,831   Chase Mortgage Finance Corporation
               (a)(b),
               7.87%, 11/25/25....................     468,207
   443,548   Criimi Mae Financial Corporation (a),
               7.00%, 1/1/33......................     433,984
 1,000,000   Federal National Mortgage Association
               Guaranteed (a)(d),
               3.26%, 8/25/23.....................     758,125
   653,517   GE Capital Mortgage Services
               Incorporated (a),
               6.50%, 3/25/24.....................     626,355
   500,000   Merrill Lynch Trust (a),
               8.45%, 11/1/18.....................     525,000
   700,000   Morgan Stanley Capital I
               Incorporated,
               1997 C1 Class B (a),
               7.69%, 1/15/07.....................     724,719
   953,300   Paine Webber Mortgage Acceptance
               Corporation (a),
               7.50%, 5/25/23.....................     951,214
 1,250,000   Resolution Trust Corp. (a),
               7.50%, 10/25/28....................   1,256,055
   698,466   Ryland Acceptance Corporation Four
               (a),
               7.95%, 1/1/19......................     709,159
   996,752   Independent National Mortgage Corp. (a)(b),
             7.84%, 12/26/26......................   1,000,413
             TOTAL COLLATERALIZED MORTGAGE
               OBLIGATIONS
               (COST $7,870,825)..................   7,961,512
U.S. AGENCY OBLIGATIONS-- 2.6% (COST $749,062)
   750,000   Federal Home Loan Mortgage Corp,
               Global Note,
               6.70%, 1/5/07......................     745,080
U.S. TREASURY OBLIGATIONS-- 6.2% (COST $1,796,303)
 1,810,000   U.S. Treasury Notes,
               6.50%, 10/15/06....................   1,802,362
FOREIGN BONDS-- (US DOLLAR DENOMINATED)-- 15.4%
   500,000   Export Import Bank Korea, Note,
               7.10%, 3/15/07.....................     504,570
 1,250,000   Fomento Economico Mexico,
               Euro-Dollars,
               9.50%, 7/22/97.....................   1,250,000
   500,000   Korea Electric Power Corp, Debenture,
               7.00%, 2/1/27......................     490,205

                                  (CONTINUED)

                                     KEYSTONE
                           INTERMEDIATE TERM BOND FUND
(logo and picture
    of stars)         SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

FOREIGN BONDS-- (US DOLLAR DENOMINATED)--
      CONTINUED
$1,000,000   Southern Peru Limited,
               Secured Export Note (b),
               7.90%, 5/30/07.............$1,019,400
 1,200,000   Telebras,
               10.38%, 9/9/97............. 1,210,500
             TOTAL FOREIGN BONDS--
               (US DOLLAR DENOMINATED)
               (COST $4,453,359).......... 4,474,675

FOREIGN BONDS-- (NON-US DOLLAR DENOMINATED)-- 8.8%
 1,150,000   Canada Government,
       CAD     Canadian Series A79,
               8.75%, 12/1/05............. 967,917
 3,698,000   Denmark Kingdom,
       DKK     7.00%, 11/15/07..............585,061

 PRINCIPAL
   AMOUNT                                              VALUE

FOREIGN BONDS-- (NON-US DOLLAR DENOMINATED)--
      CONTINUED
 1,575,000   Germany Federal Republic,
       DEM   6.88%, 5/12/05...............  986,125
    18,000   Nykredit,
       DKK   6.00%, 10/1/26...............    2,463
             TOTAL FOREIGN BONDS--
               (NON-US DOLLAR DENOMINATED)
               (COST $2,689,307)..........  2,541,566




REPURCHASE AGREEMENT-- 0.8%
$  243,000   Keystone Joint Repurchase
               Agreement, (Investments in
               repurchase agreements, in a
               joint trading account,
               6.04% dated 6/30/97, due
               7/1/97, maturity value
               $243,043(c))
               (cost $243,000)............              243,000
             TOTAL INVESTMENTS--
               (COST $28,676,532).........   98.6%   28,570,120


             OTHER ASSETS AND
               LIABILITIES-- NET..........     1.4     397,464
             NET ASSETS--.................  100.0% $28,967,584

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

(b) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at June 30, 1997.
(d) Inverse floater, resets monthly.

LEGEND OF PORTFOLIO ABBREVIATIONS
CAD-- Canadian Dollar
DKK-- Danish Kroner
DEM-- German Deutschemark

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                        NET UNREALIZED
EXCHANGE                                            U.S. $ VALUE AT     IN EXCHANGE     APPRECIATION/
  DATE                                               JUNE 30, 1997      FOR U.S. $      (DEPRECIATION)
Forward Foreign Currency Exchange Contracts to
Buy:
             Contracts to Receive
8/12/97          1,150,000       Deutsche Marks        $ 661,452           679,790         $(18,338)
Forward Foreign Currency Exchange Contracts to
Sell:
             Contracts to Deliver
8/27/97          1,324,225     Canadian Dollars          962,359           970,947            8,588
8/12/97          2,860,000     Deutsche Marks          1,645,000         1,675,255           30,255
8/20/97          4,041,900     Danish Krone              610,524           627,098           16,574
                                                                                           $ 55,417

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN                  (logo and picture
                   INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND    of George
                                                                   Washington)
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

PRINCIPAL
  AMOUNT                                              VALUE

MORTGAGE-BACKED SECURITIES-- 19.4%
$5,000,000   Federal Home Loan Mortgage Corp.,
               5.60%, 2/15/13..................... $ 4,975,120
 4,250,909   Federal Home Loan Mortgage Corp.
               Gold,
               9.00%, 1/1/17......................   4,552,550
 3,688,718   Federal National Mortgage Assn.,
               7.00%, 3/1/24......................   3,639,285
 1,000,000   U.S. Department of Veteran Affairs,
               7.00%, 5/15/12.....................   1,002,350
             TOTAL MORTGAGE-BACKED SECURITIES
               (COST $14,039,691).................  14,169,305

U.S. AGENCY OBLIGATIONS-- 10.4%
 1,300,000   Federal Home Loan Bank,
               8.60%, 1/25/00.....................   1,370,776
             Federal National Mortgage Assn.,
 2,000,000   7.50%, 2/11/02.......................   2,077,826
 2,000,000   7.875%, 2/24/05......................   2,137,652
 2,000,000   Tennessee Valley Authority,
               6.375%, 6/15/05....................   1,960,340
             TOTAL U.S. AGENCY OBLIGATIONS
               (COST $7,352,820)..................   7,546,594
U.S. TREASURY OBLIGATIONS-- 77.9%
             U.S. Treasury Notes:
 4,500,000   5.50%, 2/28/99.......................   4,463,437
 6,800,000   5.88%, 1/31/99.......................   6,787,250
   500,000   6.00%, 11/30/97......................     500,937
 3,400,000   6.00%, 9/30/98.......................   3,404,250
 3,500,000   6.13%, 12/31/01......................   3,467,188
 4,000,000   6.25%, 7/31/98.......................   4,018,748
 4,000,000   6.38%, 7/15/99.......................   4,023,748
  PRINCIPAL
   AMOUNT                                              VALUE

U.S. TREASURY OBLIGATIONS-- CONTINUED
             U.S. Treasury Notes-- continued
$3,000,000   6.50%, 4/30/99....................... $ 3,023,436
 3,000,000   6.63%, 6/30/01.......................   3,030,936
 1,000,000   6.75%, 4/30/00.......................   1,013,437
 4,300,000   7.00%, 7/15/06.......................   4,424,967
 4,000,000   7.50%, 10/31/99......................   4,115,000
 2,000,000   7.50%, 11/15/01......................   2,085,000
 2,000,000   7.50%, 5/15/02.......................   2,093,124
 3,250,000   7.50%, 2/15/05.......................   3,439,920
 1,700,000   7.88%, 4/15/98.......................   1,728,155
 3,500,000   7.88%, 11/15/04......................   3,776,717
 1,300,000   8.50%, 11/15/00......................   1,386,531
             TOTAL U. S. TREASURY OBLIGATIONS
               (COST $56,635,374).................  56,782,781
REPURCHASE AGREEMENT-- 1.4%
 1,039,957   Donaldson, Lufkin & Jenrette
               Securities Corp., 5.90% dated
               6/30/97, due 7/1/97, maturity value
               $1,040,127 (collateralized by
               $347,000 U.S. Treasury Bonds,
               11.25%, due 2/15/15; $540,000 U.S.
               Treasury Bills, due 7/3/97; value,
               including accrued interest
               $1,061,419)
               (cost $1,039,957)..................   1,039,957

             TOTAL INVESTMENTS--
               (COST $79,067,842).........  109.1%  79,538,637
             OTHER ASSETS AND
               LIABILITIES-- NET..........   (9.1) (6,625,429)
             NET ASSETS--.................  100.0% $72,913,208

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo and picture of                EVERGREEN
     a flag)               SHORT-INTERMEDIATE BOND FUND

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

 PRINCIPAL
  AMOUNT                                             VALUE

ASSET-BACKED SECURITIES-- 12.2%
$ 4,334,324   Advanta Home Equity Loan Trust,
                7.20%, 11/25/08.................. $  4,379,662
    541,975   Bank of West Trust,
                9.50%, 2/15/05...................      547,075
  1,750,000   Case Equipment Loan Trust,
                6.45%, 9/15/02...................    1,719,865
  2,000,000   EQCC Home Equity Loan Trust,
                5.82%, 9/15/09...................    1,983,940
  3,309,037   FCC Grantor Trust,
                9.00%, 7/15/97...................    3,306,489
  2,020,649   First Bank Auto Receivable,
                8.30%, 1/15/00...................    2,051,646
  3,082,064   First Security Auto Grantor Trust,
                6.25%, 1/15/01...................    3,099,016
    483,220   Fleet Financial Home Equity Trust,
                6.70%, 1/16/06-- 10/15/06........      485,893
  6,439,643   Fleetwood Credit Grantor Trust,
                4.95%, 8/15/08...................    6,334,483
  7,500,000   Household Affinity Credit Card
                Master Trust,
                7.20%, 12/15/99..................    7,567,650
  1,259,186   SCFC Recreational Vehicle Loan
                Trust,
                7.25%, 9/15/06...................    1,267,887
              Western Financial Grantor Trust:
  4,828,859   5.88%, 3/1/02......................    4,819,684
  2,179,177   6.20%, 2/1/02......................    2,188,155
  9,000,000   Xerox Rental Equipment Trust (a),
                6.20%, 12/26/05..................    8,956,406
              TOTAL ASSET-BACKED SECURITIES
                (COST $48,706,732)...............   48,707,851




CORPORATE BONDS-- 24.8%
              BANKS-- 7.5%
  3,400,000   Abbey National Plc,
                6.69%, 10/17/05..................    3,330,909
  3,350,000   Amsouth Bancorporation,
                6.75%, 11/1/25...................    3,287,057
  3,000,000   Cenfed Financial Corp. (a),
                11.17%, 12/15/01.................    3,202,500
  2,000,000   Chase Manhattan Corporation,
                8.00%, 5/15/04...................    2,046,792
              First Chicago Corp.:
  4,000,000   9.00%, 6/15/99.....................    4,187,408
  2,000,000   9.20%, 12/17/01....................    2,180,510
  5,000,000   First Security Corp.,
                6.40%, 2/10/03...................    4,854,390
  PRINCIPAL
   AMOUNT                                             VALUE

CORPORATE BONDS-- CONTINUED
              BANKS-- CONTINUED
$ 6,000,000   National Bank of Canada,
                8.13%, 8/15/04................... $  6,316,668
    500,000   Security Pacific Corp.,
                10.45%, 5/8/01...................      559,918
                                                    29,966,152
              ENERGY-- 0.5%
  2,000,000   Ras Laffan Liquefied Natural Gas
                (a),
                7.63%, 9/15/06...................    2,033,704
              FINANCE & INSURANCE-- 13.4%
  2,000,000   American Express Credit Corp.,
                6.25%, 8/10/05...................    1,981,028
  3,000,000   Associated P&C Holdings, Inc. (a),
                6.75%, 7/15/03...................    2,893,680
  3,000,000   Bear Stearns Co., Inc.,
                7.63%, 4/15/00...................    3,075,390
  1,000,000   Horace Mann Educators Corp.,
                6.63%, 1/15/06...................      963,587
              Lehman Brothers Holdings, Inc.:
  5,000,000   6.63%, 11/15/00....................    4,979,145
  2,500,000   6.84%, 10/7/99.....................    2,510,392
  5,000,000   8.88%, 3/1/02......................    5,357,505
              Metropolitan Life Insurance Co.
                (a):
  5,000,000   6.30%, 11/1/03.....................    4,800,750
  5,000,000   7.00%, 11/1/05.....................    4,934,405
  5,000,000   Money Store, Inc.,
                7.88%, 9/15/00...................    5,090,000
  6,000,000   Progressive Corp., Ohio,
                6.60%, 1/15/04...................    5,870,634
  7,000,000   Salomon Incorporated,
                7.20%, 2/1/04....................    6,978,097
  4,000,000   Traveler's Group, Inc.,
                6.88%, 6/1/25....................    3,991,232
                                                    53,425,845
              INDUSTRIAL SPECIALTY PRODUCTS &
                SERVICES-- 2.7%
  5,000,000   Boral Limited Australia Co.,
                7.90%, 11/19/99..................    5,151,045
  5,000,000   GTE Corp.,
                10.25%, 11/1/20..................    5,720,350
                                                    10,871,395
              TRANSPORTATION-- 0.7%
  2,500,000   Continental Airlines, Inc. (a),
                7.46%, 4/1/13....................    2,523,495
              TOTAL CORPORATE BONDS
                (COST $98,853,357)...............   98,820,591

                                  (CONTINUED)

                                    EVERGREEN           (logo and picture of
                           SHORT-INTERMEDIATE BOND FUND        flag)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 June 30, 1997

 PRINCIPAL
  AMOUNT                                             VALUE

MORTGAGE-BACKED SECURITIES-- 39.5%
              AFC Home Equity Loan Trust:
$   275,254   6.60%, 10/26/26.................... $    274,973
    153,907   8.05%, 4/27/26.....................      155,624
  3,150,000   Chase Commercial Mortgage Security Corp.,
              6.90%, 11/19/28....................    3,075,455
  3,139,786   CMC Securities Corp.,
                10.00%, 7/25/23..................    3,322,688
  2,500,000   DLJ Mortgage Acceptance Corp.,
                7.95%, 5/25/23...................    2,587,109
              Federal Home Loan Mortgage Corp.:
  1,126,515   6.75%, 2/15/04.....................    1,129,703
  4,000,000   6.80%, 10/15/05....................    4,023,880
  2,000,000   6.97%, 6/16/05.....................    1,995,910
  2,945,000   7.30%, 7/30/01.....................    2,946,832
  9,833,952   7.40%, 10/15/05....................    9,938,340
  2,200,000   7.99%, 3/23/05.....................    2,217,195
    391,210   10.50%, 9/1/15.....................      430,820
              Federal Housing Administration-
                Puttable Project Loans:
              GMAC 56,
  4,017,498   7.43%, 11/1/22.....................    4,057,299
              Merrill Lynch 199,
  4,672,669   8.43%, 12/31/99....................    4,859,356
              Reilly 18,
  2,939,118   6.88%, 4/1/15......................    2,924,422
              Reilly 55,
  1,571,878   7.43%, 3/1/24......................    1,589,591
              Reilly 64,
 10,310,265   7.43%, 1/1/24......................   10,421,616
              USGI,
  5,331,922   7.43%, 7/1/22......................    5,394,380
              Federal National Mortgage Assn.:
  1,500,000   5.30%, 8/25/98.....................    1,490,037
    500,000   6.00%, 12/15/00....................      491,826
  2,766,670   6.23%, 12/25/25....................    2,772,987
 12,000,000   6.60%, 2/14/02.....................   11,981,244
  7,500,000   6.64%, 6/19/00.....................    7,502,768
  5,000,000   7.11%, 8/7/01......................    4,995,665
  2,500,000   7.65%, 5/4/05......................    2,515,170
  2,100,000   8.00%, 11/25/06....................    2,176,257
  9,000,000   8.10%, 4/25/25.....................    9,343,260
  9,518,330   11.00%, 1/1/99.....................   10,749,764
     38,645   14.00%, 6/1/11.....................       44,743
  5,000,000   Federal National Mortgage Assn.,
                Medium Term Note,
                6.02%, 4/14/00...................    4,997,500
  1,521,066   GCC Second Mortgage Trust,
                10.00%, 7/15/05..................    1,551,275

    PRINCIPAL
     AMOUNT                                             VALUE

MORTGAGE-BACKED SECURITIES-- CONTINUED
$ 5,547,633   Government National
                Mortgage Assn.,
                7.50%, 11/20/08..........$5,621,389
  4,000,000   Kidder Peabody Acceptance
                Corp.,
                6.65%, 2/1/06............ 3,987,612
              Potomac Gurnee Finance
                Corp. (a):
  2,483,287     6.89%, 12/21/26..........  2,455,573
  2,500,000     7.00%, 12/21/26..........  2,474,625
              Prudential Home Mortgage
                Securities:
  5,419,711   6.30%, 5/25/99.............  5,417,705
  4,788,537   6.50%, 10/25/08............  4,649,286
  4,302,927   Prudential Securities
                Secured Financing Corp.,
                8.12%, 2/17/25...........  4,427,548
  6,305,826   Saxon Mortgage Securities
                Corp.,
                7.38%, 9/25/23...........  6,348,265
              TOTAL MORTGAGE-BACKED
                SECURITIES
                (COST $156,702,480)       157,339,692

U.S. GOVERNMENT AGENCY OBLIGATIONS-- 3.7%
  (cost $15,000,000)
 15,000,000   Federal Farm Credit Bank
                Consolidated Disc. Note,
                6.82%, 6/15/01........... 14,919,195

U.S. TREASURY NOTES-- 19.3%
            U.S. Treasury Notes:
 35,000,000   5.13%, 2/28/98.............34,868,785
  9,980,000   7.00%, 7/15/06.............10,270,039
  2,000,000   7.13%, 9/30/99.............2,041,874
 11,000,000   7.75%, 11/30/99............11,385,000
 17,400,000   8.88%, 2/15/99.............18,161,250
              TOTAL U. S. TREASURY NOTES
                (COST $79,099,261).......76,726,948






REPURCHASE AGREEMENT-- 0.0%
    143,985   Donaldson, Lufkin &
                Jenrette Securities
                Corp., 5.90% dated
                6/30/97, due 7/1/97,
                maturity value $144,009
                (Collateralized by
                $98,000 U.S. Treasury
                Bonds, 11.25%, due
                02/15/15; value,
                including accrued
                interest $147,318)
                (cost $143,985)..........            143,985
              TOTAL INVESTMENTS--
                (COST $398,505,815)......   99.5% 396,658,262
              OTHER ASSETS AND
                LIABILITIES-- NET........     0.5    2,017,390
              NET ASSETS--...............  100.0% $398,675,652

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 June 30, 1997

                                                          (picture of     (picture of     (picture of    (picture of
                                                            capital)         star)          stars)          George
                                                                                                          Washington)
                                                           CAPITAL        EVERGREEN        KEYSTONE      INTERMEDIATE
                                                         PRESERVATION    INTERMEDIATE    INTERMEDIATE     GOVERNMENT
                                                             FUND            FUND            FUND            FUND
ASSETS
  Investments at market value (identified
    cost-- $51,556,239, $156,335,609, $28,676,532,
    $79,067,842 and $398,505,815, respectively)........  $52,098,247     $158,618,369    $28,570,120     $79,538,637
  Cash.................................................       16,515              283          1,758              20
  Interest receivable..................................      476,566        2,037,735        500,852       1,240,062
  Receivable for investments sold......................      135,662                0      1,388,640               0
  Principal paydown receivable.........................      134,735                0              0               0
  Receivable for Fund shares sold......................      135,285           11,761          1,596           2,720
  Unrealized appreciation on forward foreign currency
    contracts..........................................            0                0         55,417               0
  Due from investment adviser..........................       11,877                0         16,749               0
  Prepaid expenses and other assets....................       25,636           14,435         20,302          15,257
      Total assets.....................................   53,034,523      160,682,583     30,555,434      80,796,696
LIABILITIES
  Payable for investments purchased....................            0                0      1,357,677               0
  Payable for Fund shares redeemed.....................       80,751           75,274         99,777       7,807,242
  Dividends payable....................................       96,575                0         69,273               0
  Distribution fee payable.............................        6,513              891          7,736             759
  Due to related parties...............................        1,060          136,213            762          45,121
  Unrealized depreciation on forward foreign currency
    contracts..........................................            0                0         18,338               0
  Accrued expenses and other liabilities...............       29,937           44,590         34,287          30,366
      Total liabilities................................      214,836          256,968      1,587,850       7,883,488
NET ASSETS.............................................  $52,819,687     $160,425,615    $28,967,584     $72,913,208
NET ASSETS REPRESENTED BY
  Paid-in capital......................................  $59,369,842     $162,631,066    $32,844,616     $74,620,343
  Undistributed net investment income (accumulated
    distributions in excess of net investment
    income)............................................      (95,813)          (5,106)       242,787          (5,097)
  Accumulated net realized loss on investments and
    foreign currency related transactions..............   (6,996,350)      (4,483,105)    (4,050,016)     (2,172,833)
  Net unrealized appreciation (depreciation) on
    investments and foreign currency related
    transactions.......................................      542,008        2,282,760        (69,803)        470,795
      Total net assets.................................  $52,819,687     $160,425,615    $28,967,584     $72,913,208
NET ASSETS CONSIST OF
  Class A..............................................  $15,751,098     $  3,037,664    $10,340,563     $   571,508
  Class B..............................................   32,963,820        1,012,650     11,368,453         741,650
  Class C..............................................    4,104,769           28,812      7,258,568          12,097
  Class Y..............................................           --      156,346,489             --      71,587,953
                                                         $52,819,687     $160,425,615    $28,967,584     $72,913,208
SHARES OUTSTANDING
  Class A..............................................    1,607,197          298,775      1,157,517          57,029
  Class B..............................................    3,360,676           99,621      1,270,826          74,011
  Class C..............................................      418,845            2,834        811,659           1,207
  Class Y..............................................           --       15,380,764             --       7,142,890
NET ASSET VALUE PER SHARE
  Class A..............................................  $      9.80     $      10.17    $      8.93     $     10.02
  Class A-- Offering price (based on sales charge of
    3.25%).............................................  $     10.13     $      10.51    $      9.23     $     10.36
  Class B..............................................  $      9.81     $      10.17    $      8.95     $     10.02
  Class C..............................................  $      9.80     $      10.17    $      8.94     $     10.02
  Class Y..............................................           --     $      10.17             --     $     10.02

                                                          (picture of
                                                             flag)

                                                            SHORT-
                                                         INTERMEDIATE
                                                             FUND
ASSETS
  Investments at market value (identified
    cost-- $51,556,239, $156,335,609, $28,676,532,
    $79,067,842 and $398,505,815, respectively)........  $396,658,262
  Cash.................................................           997
  Interest receivable..................................     5,731,695
  Receivable for investments sold......................             0
  Principal paydown receivable.........................             0
  Receivable for Fund shares sold......................       271,580
  Unrealized appreciation on forward foreign currency
    contracts..........................................             0
  Due from investment adviser..........................             0
  Prepaid expenses and other assets....................        56,168
      Total assets.....................................   402,718,702
LIABILITIES
  Payable for investments purchased....................             0
  Payable for Fund shares redeemed.....................     3,803,972
  Dividends payable....................................             0
  Distribution fee payable.............................        16,078
  Due to related parties...............................       186,244
  Unrealized depreciation on forward foreign currency
    contracts..........................................             0
  Accrued expenses and other liabilities...............        36,756
      Total liabilities................................     4,043,050
NET ASSETS.............................................  $398,675,652
NET ASSETS REPRESENTED BY
  Paid-in capital......................................  $416,539,149
  Undistributed net investment income (accumulated
    distributions in excess of net investment
    income)............................................       (16,203)
  Accumulated net realized loss on investments and
    foreign currency related transactions..............   (15,999,741)
  Net unrealized appreciation (depreciation) on
    investments and foreign currency related
    transactions.......................................    (1,847,553)
      Total net assets.................................  $398,675,652
NET ASSETS CONSIST OF
  Class A..............................................  $ 17,703,034
  Class B..............................................    22,237,190
  Class C..............................................     1,029,416
  Class Y..............................................   357,706,012
                                                         $398,675,652
SHARES OUTSTANDING
  Class A..............................................     1,800,182
  Class B..............................................     2,257,458
  Class C..............................................       104,492
  Class Y..............................................    36,392,215
NET ASSET VALUE PER SHARE
  Class A..............................................  $       9.83
  Class A-- Offering price (based on sales charge of
    3.25%).............................................  $      10.16
  Class B..............................................  $       9.85
  Class C..............................................  $       9.85
  Class Y..............................................  $       9.83

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                 (logo)

                            STATEMENTS OF OPERATIONS
                           Period Ended June 30, 1997

                                                            (picture of     (picture of     (picture of    (picture of
                                                              capital)         star)          stars)          George
                                                                                                           Washington)
                                                            CAPITAL        EVERGREEN        KEYSTONE      INTERMEDIATE
                                                          PRESERVATION    INTERMEDIATE    INTERMEDIATE     GOVERNMENT
                                                             FUND*          FUND***          FUND**         FUND***
INVESTMENT INCOME
  Interest (net of foreign withholding taxes of $0,
    $3,364, $0, $0, $0, respectively)...................   $3,173,485     $11,145,047      $2,343,240      $5,768,839

EXPENSES
  Management fee........................................      284,977         987,044         202,102         546,941
  Distribution Plan expenses............................      346,141          14,407         228,750           8,731
  Transfer agent fees...................................       83,571          66,508          83,025          35,360
  Custodian fees........................................       51,296          82,597          39,350          51,941
  Administrative services fees..........................       34,481          69,536          11,267          38,083
  Professional fees.....................................       23,622          17,269          26,033          16,910
  Registration and filing fees..........................       42,963          53,298          25,890          90,281
  Trustees' fees and expenses...........................            0           4,106               0           4,047
  Organization expenses.................................            0             986               0           1,035
  Other.................................................       25,905          44,367          32,197          26,280
  Fee waivers and/or expense reimbursement by
    affiliates..........................................     (245,255)         (5,480)       (145,636)        (73,557)
    Total expenses......................................      647,701       1,334,638         502,978         746,052
  Less: Indirectly paid expenses........................      (11,507)           (640)         (6,039)           (641)
    Net expenses........................................      636,194       1,333,998         496,939         745,411
  NET INVESTMENT INCOME.................................    2,537,291       9,811,049       1,846,301       5,023,428
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Net realized gain (loss) on:
    Investments.........................................     (101,173)     (1,614,828)       (207,489)        (16,049)
    Foreign currency related transactions...............            0               0         311,507               0
  Net realized gain on investments and foreign currency
    related transactions................................     (101,173)     (1,614,828)        104,018         (16,049)
  Net change in unrealized appreciation on:
    Investments.........................................      279,120       2,782,704         589,966         219,766
    Foreign currency related transactions...............            0               0          79,789               0
  Net change in unrealized appreciation on investments
    and foreign currency related transactions...........      279,120       2,782,704         669,755         219,766
  Net realized and unrealized gain on investments and
    foreign currency related transactions...............      177,947       1,167,876         773,773         203,717
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS..........................................   $2,715,238     $10,978,925      $2,620,074      $5,227,145


                                                           (picture of
                                                              flag)
                                                             SHORT-
                                                          INTERMEDIATE
                                                            FUND***
INVESTMENT INCOME
  Interest (net of foreign withholding taxes of $0,
    $3,364, $0, $0, $0, respectively)...................  $28,349,460
EXPENSES
  Management fee........................................    1,998,063
  Distribution Plan expenses............................      251,695
  Transfer agent fees...................................       96,271
  Custodian fees........................................       78,107
  Administrative services fees..........................      167,636
  Professional fees.....................................       19,246
  Registration and filing fees..........................       57,771
  Trustees' fees and expenses...........................        9,310
  Organization expenses.................................            0
  Other.................................................       47,316
  Fee waivers and/or expense reimbursement by
    affiliates..........................................            0
    Total expenses......................................    2,725,415
  Less: Indirectly paid expenses........................       (2,308)
    Net expenses........................................    2,723,107
  NET INVESTMENT INCOME.................................   25,626,353
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Net realized gain (loss) on:
    Investments.........................................   (2,101,788)
    Foreign currency related transactions...............            0
  Net realized gain on investments and foreign currency
    related transactions................................   (2,101,788)
  Net change in unrealized appreciation on:
    Investments.........................................    2,666,233
    Foreign currency related transactions...............            0
  Net change in unrealized appreciation on investments
    and foreign currency related transactions...........    2,666,233
  Net realized and unrealized gain on investments and
    foreign currency related transactions...............      564,445
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS..........................................  $26,190,798

  * Nine months ended June 30, 1997. During the period, the Fund changed its fiscal year end from September 30 to June 30.
 ** Eleven months ended June 30, 1997. During the period, the Fund changed its fiscal year end from July 31 to June 30.
*** Year ended June 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
  (logo)

                            STATEMENTS OF OPERATIONS
                                 Prior Periods

                                                                                                (picture of          (picture of
                                                                                                  capital)              stars)
                                                                                                  CAPITAL              KEYSTONE
                                                                                                PRESERVATION         INTERMEDIATE
                                                                                                   FUND*                FUND**
INVESTMENT INCOME
  Interest...................................................................................    $5,536,633           $3,205,120
EXPENSES
  Management fee.............................................................................       493,147              273,644
  Distribution Plan expenses.................................................................       610,933              312,408
  Transfer agent fees........................................................................       139,248              106,796
  Custodian fees.............................................................................        57,386               46,630
  Administrative services fees...............................................................        24,176               23,963
  Professional fees..........................................................................        37,958               29,575
  Registration and filing fees...............................................................        45,925               41,731
  Organization expenses......................................................................         3,896                    0
  Other......................................................................................        34,903               27,827
  Fee waivers and/or expense reimbursement by affiliates.....................................      (341,016)            (191,096)
    Total expenses...........................................................................     1,106,556              671,478
  Less: Indirectly paid expenses.............................................................       (12,182)              (6,981)
    Net expenses.............................................................................     1,094,374              664,497
  NET INVESTMENT INCOME......................................................................     4,442,259            2,540,623
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Investments..............................................................................      (549,777)             (35,859)
    Foreign currency related transactions....................................................             0               62,463
  Net realized gain (loss) on investments and foreign currency related transactions..........      (549,777)              26,604
  Net change in unrealized appreciation (depreciation) on:
    Investments..............................................................................       648,310             (687,165)
    Foreign currency related transactions....................................................             0              (43,181)
  Net change in unrealized appreciation (depreciation) on investments and foreign currency
    related transactions.....................................................................       648,310             (730,346)
  Net realized and unrealized gain (loss) on investments and foreign currency related
    transactions.............................................................................        98,533             (703,742)
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................    $4,540,792           $1,836,881

 * Year ended September 30, 1996.
** Year ended July 31, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                      (logo)

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Period Ended June 30, 1997

                                                           (picture of     (picture of     (picture of    (picture of
                                                            capital)         star)          stars)          George
                                                                                                          Washington)
                                                           CAPITAL        EVERGREEN        KEYSTONE      INTERMEDIATE
                                                         PRESERVATION    INTERMEDIATE    INTERMEDIATE     GOVERNMENT
                                                            FUND*          FUND***          FUND**         FUND***
OPERATIONS
  Net investment income................................  $ 2,537,291     $  9,811,049   $ 1,846,301     $ 5,023,428
  Net realized gain (loss) on investments and foreign
    currency related transactions......................     (101,173)     (1,614,828)       104,018        (16,049)
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency related
    transactions.......................................      279,120       2,782,704        669,755        219,766

    Net increase in net assets resulting from
      operations.......................................    2,715,238      10,978,925      2,620,074      5,227,145
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................     (710,409)       (179,161)      (666,667)       (31,632)
    Class B............................................   (1,412,040)        (36,467)      (719,674)       (29,748)
    Class C............................................     (160,768)         (1,275)      (417,078)        (1,189)
    Class Y............................................            0      (9,653,448)             0     (4,959,781)
  In excess of net investment income:
    Class A............................................      (20,595)              0              0            (97)
    Class B............................................      (40,936)              0              0            (91)
    Class C............................................       (4,661)              0              0             (4)
    Class Y............................................            0               0              0        (15,207)
  Tax basis return of capital
    Class A............................................            0          (1,220)             0              0
    Class B............................................            0            (248)             0              0
    Class C............................................            0              (9)             0              0
    Class Y............................................            0         (65,758)             0              0
    Total distributions to shareholders................   (2,349,409)     (9,937,586)    (1,803,419)    (5,037,749)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................    8,631,265      50,138,853      3,559,906     35,487,793
  Proceeds from reinvestment of distributions..........    1,854,608       6,780,391      1,095,398      3,993,534
  Payment for shares redeemed..........................  (28,964,306)    (58,718,452)   (14,580,292)   (54,650,906)
    Net increase (decrease) in net assets resulting
      from capital share transactions..................  (18,478,433)     (1,799,208)    (9,924,988)   (15,169,579)
      Total increase (decrease) in net assets..........  (18,112,604)       (757,869)    (9,108,333)   (14,980,183)
NET ASSETS
  Beginning of period..................................   70,932,291     161,183,484     38,075,917     87,893,391
  END OF PERIOD........................................  $52,819,687    $160,425,615    $28,967,584    $72,913,208
Undistributed net investment income (accumulated
  distributions in excess of net investment income)....  $   (95,813)   $     (5,106)   $   242,787    $    (5,097)
                                                          (picture of
                                                             flag)
                                                            SHORT-
                                                         INTERMEDIATE
                                                           FUND***
OPERATIONS
  Net investment income................................  $ 25,626,353
  Net realized gain (loss) on investments and foreign
    currency related transactions......................    (2,101,788)
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency related
    transactions.......................................     2,666,233
    Net increase in net assets resulting from
      operations.......................................    26,190,798
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................    (1,217,283)
    Class B............................................    (1,225,460)
    Class C............................................       (58,085)
    Class Y............................................   (23,369,583)
  In excess of net investment income:
    Class A............................................             0
    Class B............................................             0
    Class C............................................             0
    Class Y............................................             0
  Tax basis return of capital
    Class A............................................             0
    Class B............................................             0
    Class C............................................             0
    Class Y............................................             0
    Total distributions to shareholders................   (25,870,411)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................   122,641,025
  Proceeds from reinvestment of distributions..........    15,137,626
  Payment for shares redeemed..........................  (132,309,835)
    Net increase (decrease) in net assets resulting
      from capital share transactions..................     5,468,816
      Total increase (decrease) in net assets..........     5,789,203
NET ASSETS
  Beginning of period..................................   392,886,449
  END OF PERIOD........................................  $398,675,652
Undistributed net investment income (accumulated
  distributions in excess of net investment income)....  $    (16,203)

  * Nine months ended June 30, 1997. During the period, the Fund changed its fiscal year end from September 30 to June 30.
 ** Eleven months ended June 30, 1997. During the period, the Fund changed its fiscal year end from July 31 to June 30.
*** Year ended June 30, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Fiscal Periods Ended 1996

                                                          (picture of     (picture of     (picture of    (picture of
                                                           capital)         star)            stars)        George
                                                                                                          Washington)
                                                           CAPITAL        EVERGREEN        KEYSTONE      INTERMEDIATE
                                                         PRESERVATION    INTERMEDIATE    INTERMEDIATE     GOVERNMENT
                                                            FUND*           FUND**         FUND***          FUND**
OPERATIONS
  Net investment income................................  $ 4,442,259    $  5,797,073    $ 2,540,623    $ 4,606,598
  Net realized gain (loss) on investments and foreign
    currency related transactions......................     (549,777)        314,598         26,604         11,468
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency related
    transactions.......................................      648,310      (3,327,986)      (730,346)    (1,507,190)
    Net increase in net assets resulting from
      operations.......................................    4,540,792       2,783,685      1,836,881      3,110,876
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................   (1,089,444)        (35,386)      (898,299)       (23,774)
    Class B............................................   (2,568,398)         (2,841)    (1,028,103)        (2,363)
    Class C............................................     (147,748)           (169)      (576,335)          (255)
    Class Y............................................            0      (5,670,902)             0     (4,562,840)
  Tax basis return of capital:
    Class A............................................      (52,292)              0              0              0
    Class B............................................     (123,279)              0              0              0
    Class C............................................       (7,092)              0              0              0
    Total distributions to shareholders................   (3,988,253)     (5,709,298)    (2,502,737)    (4,589,232)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................   12,691,883      38,531,458     10,120,565     13,828,502
  Proceeds from shares issued in the acquisition of
    Evergreen Managed Bond Fund........................            0      79,773,557              0              0
  Proceeds from reinvestment of distributions..........    2,823,494       4,544,198      1,417,473      4,095,518
  Payment for shares redeemed..........................  (30,181,809)    (54,860,961)   (15,524,524)   (34,626,524)
    Net increase (decrease) in net assets resulting
      from capital share transactions..................  (14,666,432)     67,988,252     (3,986,486)   (16,702,504)
      Total increase (decrease) in net assets..........  (14,113,893)     65,062,639     (4,652,342)   (18,180,860)
NET ASSETS
  Beginning of period..................................   85,046,184      96,120,845     42,728,259    106,074,251
  END OF PERIOD........................................  $70,932,291    $161,183,484    $38,075,917    $87,893,391
Undistributed net investment income (accumulated
  distributions in excess of net investment income)....  $  (305,808)   $     87,592    $   (21,199)   $    17,332

                                                         (picture of
                                                             flag)
                                                            SHORT-
                                                         INTERMEDIATE
                                                           FUND****
OPERATIONS
  Net investment income................................  $ 24,943,586
  Net realized gain (loss) on investments and foreign
    currency related transactions......................    (4,715,061)
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency related
    transactions.......................................    (2,841,758)
    Net increase in net assets resulting from
      operations.......................................    17,386,767
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................    (1,165,625)
    Class B............................................    (1,059,184)
    Class C............................................       (49,329)
    Class Y............................................   (23,005,091)
  Tax basis return of capital:
    Class A............................................             0
    Class B............................................             0
    Class C............................................             0
    Total distributions to shareholders................   (25,279,229)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................   170,338,605
  Proceeds from shares issued in the acquisition of
    Evergreen Managed Bond Fund........................             0
  Proceeds from reinvestment of distributions..........    18,879,027
  Payment for shares redeemed..........................  (172,279,164)
    Net increase (decrease) in net assets resulting
      from capital share transactions..................    16,938,468
      Total increase (decrease) in net assets..........     9,046,006
NET ASSETS
  Beginning of period..................................   383,840,443
  END OF PERIOD........................................  $392,886,449
Undistributed net investment income (accumulated
  distributions in excess of net investment income)....  $     98,373

   * Year ended September 30, 1996.
  ** Ten months ended June 30, 1996. The Fund changed its fiscal year end from
     August 31 to June 30.
 *** Year ended July 31, 1996.
**** Year ended June 30, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                               (logo)

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods

                                                              picture of         (picture of       (picture of      (picture of
                                                              capital)              star)             stars)           George
                                                                                                                     Washington)
                                                                                   EVERGREEN         KEYSTONE
                                                               CAPITAL           INTERMEDIATE      INTERMEDIATE      INTERMEDIATE
                                                          PRESERVATION FUND          FUND              FUND         GOVERNMENT FUND
                                                              YEAR ENDED          YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          SEPTEMBER 30, 1995    AUGUST 31, 1995    JULY 31, 1995    AUGUST 31, 1995
OPERATIONS
  Net investment income.................................     $  5,308,068         $ 5,110,145       $ 2,911,914      $   5,851,118
  Net realized gain (loss) on investments and foreign
    currency related transactions.......................       (1,162,200)           (741,577)         (583,642)        (1,236,390)
  Net change in unrealized appreciation (depreciation)
    on investments and futures contracts................        1,169,382           4,454,061           628,176          3,611,699
    Net increase in net assets resulting from
      operations........................................        5,315,250           8,822,629         2,956,448          8,226,427
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.............................................         (909,585)             (2,134)       (1,002,996)           (10,951)
    Class B.............................................       (3,706,229)                  0        (1,010,554)                 0
    Class C.............................................         (143,406)                  0          (654,159)                 0
    Class Y.............................................                0          (5,105,153)                0         (5,850,108)
  In excess of net investment income:
    Class A.............................................          (26,148)                  0           (61,783)                 0
    Class B.............................................         (106,543)                  0           (62,249)                 0
    Class C.............................................           (4,122)                  0           (40,296)                 0
  Net realized gain on investments:
    Class Y.............................................                0            (401,810)                0                  0
    Total distributions to shareholders.................       (4,896,033)         (5,509,097)       (2,832,037)        (5,861,059)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.............................       28,808,789          16,277,483         8,978,216         19,842,837
  Proceeds from shares issued in the acquisition of
    Keystone America Capital Preservation and Income
    Fund-- Class A......................................       23,825,980                   0                 0                  0
  Proceeds from reinvestment of distributions...........        3,281,799           4,957,099         1,575,164          5,214,391
  Payment for shares redeemed...........................      (69,924,430)        (20,151,849)      (14,890,499)       (27,796,468)
    Net increase (decrease) in net assets resulting from
      capital share transactions........................      (14,007,862)          1,082,733        (4,337,119)        (2,739,240)
      Total increase (decrease) in net assets...........      (13,588,645)          4,396,265        (4,212,708)          (373,872)
NET ASSETS
  Beginning of period...................................       98,634,829          91,724,580        46,940,967        106,448,123
  END OF PERIOD.........................................     $ 85,046,184         $96,120,845       $42,728,259      $ 106,074,251
Accumulated distributions in excess of net investment
  income................................................     $   (415,117)        $      (183)      $   (94,328)     $         (34)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
  (logo)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen Keystone Short and Intermediate Term Bond Funds consist of Keystone Capital Preservation and Income Fund ("Capital Preservation Fund"), Evergreen Intermediate-Term Bond Fund ("Evergreen Intermediate Fund"), Keystone Intermediate Term Bond Fund ("Keystone Intermediate Fund"), Evergreen Intermediate-Term Government Securities Fund ("Intermediate Government Fund") and Evergreen Short-Intermediate Bond Fund ("Short-Intermediate Fund"), (collectively, the "Funds"), all of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Evergreen Intermediate Fund and the Intermediate Government Fund are separate series of The Evergreen Lexicon Fund and Short-Intermediate Fund is a separate series of the Evergreen Investment Trust.

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Capital Preservation and Keystone Intermediate Funds, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, Capital Preservation and Keystone Intermediate Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions and foreign currency related transactions and is included in realized gain (loss) on foreign currency related transactions. Foreign currency transactions related to the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received is included in gross investment income. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on investments.

                                EVERGREEN KEYSTONE
                                                                     (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premium.

F. DISTRIBUTIONS
Distributions from net investment income for the Capital Preservation and Keystone Intermediate Funds are declared daily and paid monthly. Distributions from net investment income are declared and paid monthly for the Evergreen Intermediate, Intermediate Government and Short-Intermediate Funds. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains (losses) and foreign securities transactions, if any.

G. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

H. ORGANIZATION EXPENSES
For the Evergreen Intermediate and Intermediate Government Funds, organization expenses were amortized to operations over a five-year period on a straight-line basis. During the year ended June 30, 1997, organization costs were fully amortized for the Evergreen Intermediate and Intermediate Government Funds.

I. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

2. CAPITAL SHARE TRANSACTIONS

The Capital Preservation Fund and Keystone Intermediate Fund have unlimited number of shares of beneficial interest with no par value authorized. The Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund each have unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

CAPITAL PRESERVATION FUND

                                                                                                               DECEMBER 30, 1994
                                                                                                               (COMMENCEMENT OF
                                                       NINE MONTHS ENDED              YEAR ENDED             CLASS OPERATIONS) TO
                                                         JUNE 30, 1997            SEPTEMBER 30, 1996          SEPTEMBER 30, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
CLASS A
Shares sold.....................................      534,956   $  5,229,171      808,295   $  7,859,112       72,460  $    699,481
Share issued in acquisition of Keystone America
  Capital Preservation Income Fund..............            0              0            0              0    2,506,041    23,825,980
Shares issued in reinvestment of
  distributions.................................       61,902        604,810       89,475        865,840       71,420       689,075
Shares redeemed.................................   (1,318,046)   (12,878,080)    (563,085)    (5,471,951)    (656,221)   (6,023,682)
Net increase (decrease).........................     (721,188)  $ (7,044,099)     334,685   $  3,253,001    1,993,700  $ 19,190,854

                                EVERGREEN KEYSTONE
 (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CAPITAL PRESERVATION FUND-- continued
                                                       NINE MONTHS ENDED              YEAR ENDED                  YEAR ENDED
                                                         JUNE 30, 1997            SEPTEMBER 30, 1996          SEPTEMBER 30, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
CLASS B
Shares sold.....................................      182,841   $  1,788,928      282,004   $  2,742,007    2,758,618  $ 26,668,622
Shares issued in reinvestment of
  distributions.................................      114,536      1,119,992      187,040      1,829,883      257,649     2,480,740
Shares redeemed.................................   (1,459,187)   (14,270,487)  (2,455,640)   (23,865,587)  (6,464,191)  (62,204,625)
Net decrease....................................   (1,161,810)  $(11,361,567)  (1,986,596)  $(19,293,697)  (3,447,924) $(33,055,263)
CLASS C
Shares sold.....................................      164,962   $  1,613,166      215,390   $  2,090,764      150,700  $  1,440,686
Shares issued in reinvestment of
  distributions.................................       13,283        129,806       12,718        127,771       11,638       111,984
Shares redeemed.................................     (185,566)    (1,815,739)     (86,982)      (844,271)    (176,498)   (1,696,123)
Net increase (decrease).........................       (7,321)  $    (72,767)     141,126   $  1,374,264      (14,160) $   (143,453)

EVERGREEN INTERMEDIATE FUND

                                                                                                                  MAY 2, 1995
                                                                                                               (COMMENCEMENT OF
                                                          YEAR ENDED               TEN MONTHS ENDED          CLASS OPERATIONS) TO
                                                         JUNE 30, 1997               JUNE 30, 1996              AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
CLASS A
Shares sold.....................................       52,051   $    529,465      292,734   $  2,962,857       24,799  $    255,892
Shares issued in reinvestment of
  distributions.................................       17,590        178,344        3,368         34,080          209         2,134
Shares redeemed.................................      (62,211)      (632,271)     (20,323)      (206,789)      (9,442)      (96,968)
Net increase....................................        7,430   $     75,538      275,779   $  2,790,148       15,566  $    161,058

                                                                                   JANUARY 30, 1996
                                                                                   (COMMENCEMENT OF
                                                          YEAR ENDED             CLASS OPERATIONS) TO
                                                         JUNE 30, 1997                JUNE 30, 1996
                                                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS B
Shares sold.....................................       62,610   $    633,834       40,844   $    415,640
Shares issued in reinvestment of
  distributions.................................        2,120         21,504          228          2,296
Shares redeemed.................................       (4,937)       (50,000)      (1,244)       (12,553)
Net increase....................................       59,793   $    605,338       39,828   $    405,383

                                                                                    APRIL 29, 1996
                                                                                   (COMMENCEMENT OF
                                                          YEAR ENDED             CLASS OPERATIONS) TO
                                                         JUNE 30, 1997                JUNE 30, 1996
                                                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS C
Shares sold.....................................          490   $      5,000        2,450   $     24,797
Shares issued in reinvestment of
  distributions.................................          126          1,282           16            167
Shares redeemed.................................         (249)        (2,514)           0              0
Net increase....................................          367   $      3,768        2,466   $     24,964

                                EVERGREEN KEYSTONE
                                                        (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

EVERGREEN INTERMEDIATE FUND-- continued

                                                          YEAR ENDED               TEN MONTHS ENDED               YEAR ENDED
                                                         JUNE 30, 1997               JUNE 30, 1996              AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS Y
Shares sold.....................................    4,825,919   $ 48,970,554    3,399,442   $ 35,128,164    1,606,066  $ 16,021,590
Shares issued in acquisition of Evergreen
  Managed Bond Fund.............................            0              0    7,674,423     79,773,557            0             0
Shares issued in reinvestment of
  distributions.................................      649,188      6,579,261      438,427      4,507,655      498,736     4,954,965
Shares redeemed.................................   (5,719,188)   (58,033,667)  (5,208,789)   (54,641,619)  (2,018,177)  (20,054,880)
Net increase (decrease).........................     (244,081)  $ (2,483,852)   6,303,503   $ 64,767,757       86,625  $    921,675

KEYSTONE INTERMEDIATE FUND

                                                        ELEVEN MONTHS ENDED             YEAR ENDED                 YEAR ENDED
                                                           JUNE 30, 1997              JULY 31, 1996              JULY 31, 1995
                                                          SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
CLASS A
Shares sold........................................      175,221   $ 1,566,271      258,497   $ 2,283,194      214,382  $ 1,875,188
Shares issued in reinvestment of distributions.....       45,592       404,429       52,934       469,775       61,155      533,202
Shares redeemed....................................     (547,872)   (4,863,536)    (465,961)   (4,141,580)    (449,814)  (3,937,486)
Net decrease.......................................     (327,059)  $(2,892,836)    (154,530)  $(1,388,611)    (174,277) $(1,529,096)
CLASS B
Shares sold........................................      170,620   $ 1,528,256      555,555   $ 4,965,806      566,892  $ 4,978,695
Shares issued in reinvestment of distributions.....       46,270       411,336       63,537       565,232       66,016      576,332
Shares redeemed....................................     (779,593)   (6,943,044)    (808,199)   (7,205,208)    (624,636)  (5,447,096)
Net increase (decrease)............................     (562,703)  $(5,003,452)    (189,107)  $(1,674,170)       8,272  $   107,931
CLASS C
Shares sold........................................       52,022   $   465,379      318,799   $ 2,871,565      243,954  $ 2,124,333
Shares issued in reinvestment of distributions.....       31,491       279,633       42,997       382,466       53,388      465,630
Shares redeemed....................................     (311,128)   (2,773,712)    (468,122)   (4,177,736)    (630,936)  (5,505,917)
Net decrease.......................................     (227,615)  $(2,028,700)    (106,326)  $  (923,705)    (333,594) $(2,915,954)

INTERMEDIATE GOVERNMENT FUND

                                                                                                                  MAY 2, 1995
                                                                                      TEN MONTHS               (COMMENCEMENT OF
                                                          YEAR ENDED                     ENDED               CLASS OPERATIONS) TO
                                                         JUNE 30, 1997               JUNE 30, 1996              AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS A
Shares sold.....................................       10,763   $    107,284       64,791   $    663,129          879   $      8,925
Shares issued in reinvestment of
  distributions.................................        2,429         24,330        1,503         15,239            0              0
Shares redeemed.................................       (5,953)       (59,462)     (17,382)      (175,816)           0              0
Net increase....................................        7,239   $     72,152       48,912   $    502,552          879   $      8,925

                                                                                   FEBRUARY 9, 1996
                                                                                   (COMMENCEMENT OF
                                                          YEAR ENDED              CLASS OPERATIONS) TO
                                                         JUNE 30, 1997               JUNE 30, 1996
                                                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS B
Shares sold.....................................       49,960   $    500,124       35,925   $    359,696
Shares issued in reinvestment of
  distributions.................................        1,735         17,379           67            666
Shares redeemed.................................      (13,674)      (136,147)          (2)           (23)
Net increase....................................       38,021   $    381,356       35,990   $    360,339

                                EVERGREEN KEYSTONE
 (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)



INTERMEDIATE GOVERNMENT FUND-- continued
                                                                                    APRIL 10, 1996
                                                                                   (COMMENCEMENT OF
                                                          YEAR ENDED             CLASS OPERATIONS) TO
                                                         JUNE 30, 1997                JUNE 30, 1996
                                                       SHARES         AMOUNT       SHARES         AMOUNT
CLASS C
Shares sold.....................................        2,288   $     22,910        3,551   $     35,538
Shares issued in reinvestment of
  distributions.................................           85            967           26            254
Shares redeemed.................................       (4,419)       (44,414)        (324)        (3,205)
Net increase (decrease).........................       (2,046)  $    (20,537)       3,253   $     32,587

                                                                                      TEN MONTHS
                                                          YEAR ENDED                     ENDED                    YEAR ENDED
                                                         JUNE 30, 1997               JUNE 30, 1996              AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS Y
Shares sold.....................................    3,476,575   $ 34,857,475    1,257,974   $ 12,770,139    1,999,05   $ 19,833,912
Shares issued in reinvestment of
  distributions.................................      394,427      3,950,858      402,054      4,079,359      526,254     5,214,391
Shares redeemed.................................   (5,437,776)   (54,410,883)  (3,404,763)   (34,447,480)  (2,799,781)  (27,796,468)
Net increase (decrease).........................   (1,566,774)  $(15,602,550)   1,744,735   $ 17,597,982     (274,476) $ (2,748,165)

SHORT-INTERMEDIATE FUND

                                                                                 YEAR ENDED                   YEAR ENDED
                                                                               JUNE 30, 1997                JUNE 30, 1996
                                                                              SHARES         AMOUNT        SHARES         AMOUNT
CLASS A
Shares sold...........................................................       584,893   $  5,786,371       417,422   $  4,161,754
Shares issued in reinvestment of distributions........................        93,998        924,863        91,045        906,558
Shares redeemed.......................................................      (775,720)    (7,650,833)     (498,266)    (4,979,754)
Net increase (decrease)...............................................       (96,829)  $   (939,599)       10,201   $     88,558
CLASS B
Shares sold...........................................................       520,912   $  5,138,212       844,991   $  8,456,439
Shares issued in reinvestment of distributions........................        87,527        862,791        74,101        739,247
Shares redeemed.......................................................      (486,579)    (4,795,124)     (512,788)    (5,128,366)
Net increase..........................................................       121,860   $  1,205,879       406,304   $  4,067,320
CLASS C
Shares sold...........................................................        35,729   $    354,646        94,089   $    944,432
Shares issued in reinvestment of distributions........................         4,508         44,442         3,083         30,731
Shares redeemed.......................................................       (53,064)      (524,077)      (32,296)      (321,263)
Net increase (decrease)...............................................       (12,827)  $   (124,989)       64,876   $    653,900
CLASS Y
Shares sold...........................................................    11,302,391   $111,361,796    15,667,603   $156,775,980
Shares issued in reinvestment of distributions........................     1,353,407     13,305,530     1,726,865     17,202,491
Shares redeemed.......................................................   (12,121,462)  (119,339,801)  (16,165,702)  (161,849,781)
Net increase..........................................................       534,336   $  5,327,525     1,228,766   $ 12,128,690

                                EVERGREEN KEYSTONE
                                                                 (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 1997:

                                               COST OF PURCHASES               PROCEEDS FROM SALES
                                         U.S. GOVERNMENT      OTHER       U.S. GOVERNMENT      OTHER

Capital Preservation Fund*............    $  30,413,800    $          0    $  42,505,286    $         0
Evergreen Intermediate Fund...........      108,340,939      24,077,086      138,666,138      6,840,920
Keystone Intermediate Fund**..........       28,261,905      30,738,558       31,902,091     36,582,139
Intermediate Government Fund..........       59,320,521               0       65,407,081              0
Short-Intermediate Fund...............      103,309,243     113,815,506       71,256,326     99,358,914

         * For the nine months ended June 30, 1997
        ** For the eleven months ended June 30, 1997

The average daily balance of reverse repurchase agreements outstanding for the Capital Preservation Fund and the Keystone Intermediate Fund during the period ended June 30, 1997 was approximately $988,000 and $1,102,000, respectively, at a weighted average interest rate of 5.40% and 5.58%, respectively. The maximum amount outstanding under reverse repurchase agreements during the period ended June 30, 1997 for the Capital Preservation Fund was $4,066,236 (including accrued interest) and $2,017,983 (including accrued interest) for Keystone Intermediate Fund. There were no reverse repurchase agreements outstanding at June 30, 1997 for either Fund.

On June 30, 1997, the composition of gross unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                GROSS          GROSS       NET UNREALIZED
                                                  TAX         UNREALIZED     UNREALIZED     APPRECIATION
                                                  COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
Capital Preservation Fund..................   $ 51,559,754    $  541,790     $   (3,297)     $  538,493
Evergreen Intermediate Fund................    156,347,538     3,200,532       (929,701)      2,270,831
Keystone Intermediate Fund.................     28,676,532       258,959       (365,371)       (106,412)
Intermediate Government Fund...............     79,147,737       712,159       (321,259)        390,900
Short-Intermediate Fund....................    398,505,815     3,176,863     (5,024,416)     (1,847,553)

As of June 30, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                                    EXPIRATION
                                        1999        2001         2002        2003        2004         2005

Capital Preservation Fund..........         --   $5,900,000   $  197,000   $642,000   $  254,000   $       --
Evergreen Intermediate Fund........         --    1,440,000           --    907,000      211,000    1,200,000
Keystone Intermediate Fund.........   $970,000           --    2,688,000     94,000           --      147,000
Intermediate Government Fund.......         --           --           --    642,000    1,140,000           --
Short-Intermediate Fund............         --           --    6,021,000         --    4,049,000    4,374,000

4. DISTRIBUTION PLANS

Since December 11, 1996, Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter to the Capital Preservation Fund and the Keystone Intermediate Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the principal underwriter. EKD also serves as the principal underwriter for the Evergreen Intermediate, Intermediate Government and Short-Intermediate Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. The service fee for Class A shares of Short-Intermediate is currently limited to 0.10% of average daily net assets. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of each respective class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares of the Capital Preservation Fund and the Keystone Intermediate Fund, the principal underwriter may incur costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

                                EVERGREEN KEYSTONE
 (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the year ended June 30, 1997, amounts accrued or paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                                         CLASS A    CLASS B     CLASS C
Capital Preservation Fund*............................................   $28,581    $285,293    $32,267
Evergreen Intermediate Fund...........................................     6,972       7,180        255
Keystone Intermediate Fund**..........................................    24,268     129,648     74,834
Intermediate Government Fund..........................................     2,047       6,442        242
Short-Intermediate Fund...............................................    18,961     222,264     10,470

         * For the nine months ended June 30, 1997
        ** For the eleven months ended June 30, 1997

For the year ended June 30, 1997, EKD voluntarily waived Class A distribution fees for the Evergreen Intermediate and Intermediate Government Funds in the amounts of $5,480 and $1,763, respectively.

Each of the Distribution Plans for the Capital Preservation and the Keystone Intermediate Funds may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

EKD and/or its predecessor has advised the Funds that it has retained front-end sales charges resulting from the sales of Class A shares during the period ended June 30, 1997 as follows:

Capital Preservation Fund.......................................................   $ 9,851
Evergreen Intermediate Fund.....................................................       504
Keystone Intermediate Fund......................................................    11,043
Intermediate Government Fund....................................................        77
Short-Intermediate Fund.........................................................     6,833

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union Corporation ("First Union"), is the investment adviser for the Capital Preservation Fund and the Keystone Intermediate Fund. In return for providing investment management and administrative services, each Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the each respective Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund. Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as investment manager to the Keystone Intermediate Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the investment adviser and provided investment advisory and management services to the Keystone Intermediate Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

Effective January 1, 1997, BISYS became the sub-administrator to the Capital Preservation and Keystone Intermediate Funds and is paid by Keystone.

First Union serves as the investment adviser to the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund and is paid a management fee that is computed daily and paid monthly. For the Evergreen Intermediate Fund and the Intermediate Government Fund, First Union is entitled to a fee at an annual rate of 0.60% of each Fund's respective average daily net assets. For the Short-Intermediate Fund, First Union is entitled to a fee at an annual rate of 0.50% of the Fund's average daily net assets.

For Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund, Evergreen Keystone Investment Services, Inc. ("EKIS"), a subsidiary of First Union, is the administrator. Prior to March 11, 1997, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly BISYS became sub-administrator. The administrator and sub-administrator for each Fund is entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the

                                EVERGREEN KEYSTONE
                                                         (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund.

For the Capital Preservation and Keystone Intermediate Funds, Keystone has voluntarily limited the expenses, excluding indirectly paid expenses, to the following rates based on the average daily net assets of each respective class:

                                                                             AVERAGE DAILY NET ASSETS
                                                                           CLASS A    CLASS B    CLASS C
Capital Preservation Fund...............................................     0.90%      1.65%      1.65%
Keystone Intermediate Fund..............................................     1.10%      1.85%      1.85%

For the period ended June 30, 1997, the Funds waived management fees as follows:

Capital Preservation Fund..................................................................   $245,255
Keystone Intermediate Fund.................................................................    145,636
Intermediate Government Fund...............................................................     71,794

During the period ended June 30, 1997, the Funds paid or accrued to EKIS the following amounts for certain administrative services:

Capital Preservation Fund...................................................................   $34,481
Evergreen Intermediate Fund.................................................................    57,505
Keystone Intermediate Fund..................................................................    11,267
Intermediate Government Fund................................................................    31,665
Short-Intermediate Fund.....................................................................   139,440

Evergreen Keystone Service Company ("EKSC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Capital Preservation and Keystone Intermediate Funds. Effective May 5, 1997, EKSC also began providing transfer and dividend disbursing agent services for the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund that were formerly provided by State Street Bank and Trust Company ("State Street"). For certain accounts, State Street had and subsequent to May 5, 1997, EKSC has sub-contracted First Union to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account of the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund, First Union earned a fee which in aggregate totaled $23,547, $24 and $103,428, respectively for the year ended June 30, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds. Currently the Independent Trustees of the Capital Preservation and the Keystone Intermediate Funds receive no compensation for their services. As sub-administrator, BISYS provides the officers of the Funds.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of June 30, 1997, the value of the Trustees' deferral accounts for the Evergreen Intermediate Fund, Intermediate Government Fund and Short-Intermediate Fund were $5,106, $5,097 and $16,203, respectively.

8. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the period ended June 30, 1997, the Funds had no borrowings under this agreement.

                                EVERGREEN KEYSTONE
   (logo)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. ACQUISITIONS

On December 30, 1994, the Capital Preservation Fund acquired the net assets of Keystone America Capital Preservation and Income Fund ("Preservation and Income Fund") in exchange for Class A shares and on February 29, 1996 the Evergreen Intermediate Fund acquired the net assets of Evergreen Managed Bond Fund ("Managed Bond Fund") in exchange for Class Y shares. Both acquisitions were accomplished by a tax-free exhange of the respective shares of each respective fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and aggregate net assets of each fund immediately after the acquisition are as follows:

                                                                                                          UNREALIZED
                                                                   VALUE OF NET         NUMBER OF        APPRECIATION
       ACQUIRING FUND                   ACQUIRED FUND             ASSETS ACQUIRED     SHARES ISSUED     (DEPRECIATION)
Capital Preservation Fund        Preservation and Income Fund       $23,825,980         2,506,041         $ (301,751)
Evergreen Intermediate Fund      Managed Bond Fund                   79,773,557         7,674,423          1,789,417

 NET ASSETS
   AFTER
ACQUISITION
$115,746,857
 158,097,520

                                EVERGREEN KEYSTONE
                                                             (logo)

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Keystone Capital Preservation and Income Fund
  The Evergreen Lexicon Fund
  Keystone Intermediate Term Bond Fund
  Evergreen Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Keystone Short and Intermediate Term Bond Funds listed below as of June 30, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods listed below:

    KEYSTONE CAPITAL PRESERVATION AND INCOME FUND-- statements of operations for the nine months ended June 30, 1997 and the year ended September 30, 1996, statements of changes in net assets for the nine months ended June 30, 1997 and each of the years in the two-year period ended September 30, 1996, and financial highlights for the periods presented on pages 14 and 15.

    EVERGREEN INTERMEDIATE-TERM BOND FUND (ONE OF THE PORTFOLIOS CONSTITUTING THE EVERGREEN LEXICON FUND)-- statement of operations for the year ended June 30, 1997, statements of changes in net assets for the year ended June 30, 1997 and the ten months ended June 30, 1996, and the financial highlights for the periods presented on pages 16 and 17, except for the periods prior to June 30, 1996. The financial highlights for the periods prior to June 30, 1996 and the statements of changes in net assets for the year ended August 31, 1995 were audited by other auditors whose report dated October 6, 1995 expressed an unqualified opinion thereon.

    KEYSTONE INTERMEDIATE TERM BOND FUND-- statements of operations for the eleven months ended June 30, 1997 and the year ended July 31, 1996, statements of changes in net assets for the eleven months ended June 30, 1997 and each of the years in the two-year period ended July 31, 1996, and the financial highlights for the periods presented on pages 18 and 19.

    EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND (ONE OF THE PORTFOLIOS CONSTITUTING THE EVERGREEN LEXICON FUND)-- statement of operations for the year ended June 30, 1997, statements of changes in net assets for the year ended June 30, 1997 and the ten months ended June 30, 1996, and the financial highlights for the periods presented on pages 20 and 21, except for the periods ended prior to June 30, 1996. The financial highlights for the periods prior to June 30, 1996 and the statements of changes in net assets for the year ended August 31, 1995 were audited by other auditors whose report dated October 6, 1995 expressed an unqualified opinion thereon.

    EVERGREEN SHORT-INTERMEDIATE BOND FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN INVESTMENT TRUST)-- statement of operations for the year ended June 30, 1997, statements of changes in net assets for each of the years in the two-year period ended June 30, 1997, and the financial highlights for the periods presented on pages 22-24.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Capital Preservation and Income Fund, Evergreen Intermediate-Term Bond Fund, Keystone Intermediate Term Bond Fund, Evergreen Intermediate-Term Government Securities Fund and Evergreen Short-Intermediate Bond Fund as of June 30, 1997, the results of their operations for the years or periods then ended, and the changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
August 8, 1997

                      (This Page Left Blank Intentionally)

                      (This Page Left Blank Intentionally)

                      (This Page Left Blank Intentionally)

This brochure must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                              NOT      May lose value
                              FDIC     No bank guarantee
                              INSURED

                          Evergreen Keystone Distributor, Inc.

60922                                                             Form #541496
                                                                          8/97

                            EVERGREEN KEYSTONE FUNDS
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                               200 Berkeley Street
                              Boston, MA 02116-5034

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.

Attn: File Room


Re:      THE EVERGREEN KEYSTONE SHORT/INTERMEDIATE-TERM BOND FUNDS:

                 Keystone Capital Preservation and Income Fund
                      File No. 811-6278
                        CCC # md#bzdw6
                        CIK # 0000872324

                 Keystone Intermediate Term Bond Fund
                        File No. 811-4952
                        CCC # azz*ud8s
                        CIK # 0000808333

                 Evergreen Investment Trust
                    Evergreen Short-Intermediate Bond Fund
                  File No. 811-4154
                        CCC # 4apyfsr*
                        CIK # 0000757440

                 Evergreen Lexicon Trust
                 Evergreen Intermediate-Term Government Securities Fund Evergreen Intermediate Term Bond Fund
                  File No. 811-6368
                        CCC # 3@hcmfcw
                        CIK # 0000877698

Commissioners:

Please be advised that the 6/30/97 Annual Report for the above referenced Trust(s)/Fund(s) were submitted to your office on August 29, 1997, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3258.


                                             Very Truly Yours,

                                             /s/ Laura Yong
                                             Laura Yong
                                             Assistant Vice President

Evergreen Intermediate-Term Government Securities Fund
PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)
SCHEDULE OF INVESTMENTS (000's)
June 30, 1997

                                                                                                               Evergreen
                                                                                                           Intermediate-Term
                                                                                                               Government
                                                                                                            Securities Fund
                                                                                                       -------------------------
                                                                                      Maturity                        Market
                                                                   Coupon               Date           Principal       Value
                                                                ----------------------------------------------------------------
Mortgage-Backed Securities - 36.0%
     Federal Home Loan Mortgage Corp.                                5.60%                2/15/13      $  5,000     $  4,975
     Federal Home Loan Mortgage Corp.                                6.50        9/1/08 - 11/1/09
     Federal Home Loan Mortgage Corp.                                7.64                  7/1/97
     Federal Home Loan Mortgage Corp.                                8.44                  7/1/97
     Federal Home Loan Mortgage Corp. Gold                           9.00                  1/1/17         4,251        4,553
     Federal Home Loan Mortgage PC Guaranteed                        7.80                 5/15/12
     Federal National Mortgage Assn.                                 7.00                  3/1/24         3,689        3,639
     Federal National Mortgage Assn.                                 7.00        12/1/99 - 4/1/11
     Federal National Mortgage Assn.                                 7.50                  8/1/26
     Federal National Mortgage Assn.                                 8.50                 12/1/01
     Federal National Mortgage Assn.                                 8.78                  7/1/97
     Government National Mortgage Association                        8.00                 3/15/17
     Government National Mortgage Association                        9.00                 9/15/21
     U.S. Department of Veteran Affairs                              7.00                 5/15/12         1,000        1,002
                                                                                                                 ------------
     Total Mortgage-Backed Securities (Cost $84,628)                                                                  14,169

U. S.  Agency Obligations - 9.4%
     Federal Agricultural Mortgage Corp.                             7.37                  8/1/06
     Federal Home Loan Bank                                          8.60                 1/25/00         1,300        1,371
     Federal Home Loan Mortgage Corp.                                7.36                  6/5/07
     Federal Home Loan Mortgage Corp.                                7.97                 4/20/05
     Federal National Mortgage Assn.                                 7.50                 2/11/02         2,000        2,078
     Federal National Mortgage Assn.                                 7.88                 2/24/05         2,000        2,138
     Tennessee Valley Authority                                      6.38                 6/15/05         2,000        1,960
                                                                                                                 ------------
     Total U. S. Agency Obligations (Cost $21,845)                                                                     7,547

U. S. Treasury Notes - 55.1%
     U.S. Treasury Notes                                             5.55                 2/28/99         4,500        4,463
     U.S. Treasury Notes                                             5.88                 1/31/99         6,800        6,788
     U.S. Treasury Notes                                             6.00      11/30/97 - 9/30/98         3,900        3,905
     U.S. Treasury Notes                                             6.13                12/31/01         3,500        3,467
     U.S. Treasury Notes                                             6.25                 7/31/98         4,000        4,019
     U.S. Treasury Notes                                             6.38                 7/15/99         4,000        4,024
     U.S. Treasury Notes                                             6.50                 4/30/99         3,000        3,023
     U.S. Treasury Notes                                             6.63                 6/30/01         3,000        3,031
     U.S. Treasury Notes                                             6.75                 4/30/00         1,000        1,013
     U.S. Treasury Notes                                             7.00                 7/15/06         4,300        4,425
     U.S. Treasury Notes                                             7.13                 2/29/00
     U.S. Treasury Notes                                             7.50                10/31/99         4,000        4,115
     U.S. Treasury Notes                                             7.50                11/15/01         2,000        2,085
     U.S. Treasury Notes                                             7.50                 5/15/02         2,000        2,093
     U.S. Treasury Notes                                             7.50                 2/15/05         3,250        3,440
     U.S. Treasury Notes                                             7.88                 4/15/98         1,700        1,728
     U.S. Treasury Notes                                             7.88                11/15/04         3,500        3,777
     U.S. Treasury Notes                                             8.25                 7/15/98
     U.S. Treasury Notes                                             8.50                11/15/00         1,300        1,387
     U.S. Treasury Notes                                             8.88                 2/15/99
                                                                                                                 ------------
     Total U. S. Treasury Notes (Cost $131,323)                                                                       56,783

                                                                                      Maturity
Repurchase Agreements - 1.7%                                                            Date
     Donaldson, Lufkin & Jenrette Securities Corp.,                  5.90                  7/1/97         1,040        1,040
           (collateralized by $347 U.S. Treasury Bonds,
           11.25% , due 2/15/15: $540 U.S. Treasury Bills, due
           7/3/97; value including accrued interest $1,061)
     Nikko Securities Co. International, Inc. (a)                    5.95                  7/1/97
                                                                                                                 ------------
     Total Repurchase Agreements (Cost $4,140)                                                                         1,040

     Total Investments (Cost $241,936)                                                      102.2%                    79,539
     Other Assets and Liabilities (net)                                                      (2.2)                    (6,626)
                                                                              ----------------------             ------------
     Net Assets                                                                             100.0%                   $72,913
                                                                              ======================             ============
                                                                     Virtus
                                                                   U.S. Government                            Pro Forma
                                                                   Securities Fund                            Combined
                                                                -----------------------               --------------------------
                                                                              Market                                  Market
                                                                Principal     Value    Adjustments     Principal      Value
                                                                ----------------------------------------------------------------
Mortgage-Backed Securities - 36.0%
     Federal Home Loan Mortgage Corp.                                                                       $5,000       $4,975
     Federal Home Loan Mortgage Corp.                              $19,908     $19,686                      19,908       19,687
     Federal Home Loan Mortgage Corp.                                   82          86                          82           86
     Federal Home Loan Mortgage Corp.                                   30          31                          30           31
     Federal Home Loan Mortgage Corp. Gold                                                                   4,251        4,553
     Federal Home Loan Mortgage PC Guaranteed                          840         843                         840          843
     Federal National Mortgage Assn.                                                                         3,689        3,639
     Federal National Mortgage Assn.                                24,677      24,736                      24,677       24,737
     Federal National Mortgage Assn.                                24,152      24,250                      24,152       24,250
     Federal National Mortgage Assn.                                   381         393                         381          393
     Federal National Mortgage Assn.                                    71          74                          71           74
     Government National Mortgage Association                          169         175                         169          175
     Government National Mortgage Association                          327         350                         327          350
     U.S. Department of Veteran Affairs                                                                      1,000        1,002
                                                                           ------------                            -------------
     Total Mortgage-Backed Securities (Cost $84,628)                            70,624                                   84,795

U. S.  Agency Obligations - 9.4%
     Federal Agricultural Mortgage Corp.                               993       1,027                         993        1,027
     Federal Home Loan Bank                                                                                  1,300        1,371
     Federal Home Loan Mortgage Corp.                                8,500       8,632                       8,500        8,632
     Federal Home Loan Mortgage Corp.                                5,000       5,061                       5,000        5,061
     Federal National Mortgage Assn.                                                                         2,000        2,078
     Federal National Mortgage Assn.                                                                         2,000        2,138
     Tennessee Valley Authority                                                                              2,000        1,960
                                                                           ------------                            -------------
     Total U. S. Agency Obligations (Cost $21,845)                              14,720                                   22,267

U. S. Treasury Notes - 55.1%
     U.S. Treasury Notes                                                                                     4,500        4,463
     U.S. Treasury Notes                                                                                     6,800        6,787
     U.S. Treasury Notes                                                                                     3,900        3,905
     U.S. Treasury Notes                                                                                     3,500        3,467
     U.S. Treasury Notes                                                                                     4,000        4,019
     U.S. Treasury Notes                                                                                     4,000        4,024
     U.S. Treasury Notes                                                                                     3,000        3,023
     U.S. Treasury Notes                                                                                     3,000        3,031
     U.S. Treasury Notes                                                                                     1,000        1,013
     U.S. Treasury Notes                                                                                     4,300        4,425
     U.S. Treasury Notes                                            22,000      22,493                      22,000       22,492
     U.S. Treasury Notes                                                                                     4,000        4,115
     U.S. Treasury Notes                                             2,000       2,085                       4,000        4,170
     U.S. Treasury Notes                                            13,000      13,609                      15,000       15,702
     U.S. Treasury Notes                                                                                     3,250        3,440
     U.S. Treasury Notes                                             5,000       5,083                       6,700        6,812
     U.S. Treasury Notes                                                                                     3,500        3,777
     U.S. Treasury Notes                                             6,000       6,146                       6,000        6,146
     U.S. Treasury Notes                                                                                     1,300        1,387
     U.S. Treasury Notes                                            23,000      24,012                      23,000       24,012
                                                                           ------------                            -------------
     Total U. S. Treasury Notes (Cost $131,323)                                 73,428                                  130,211


Repurchase Agreements - 1.7%
     Donaldson, Lufkin & Jenrette Securities Corp.,                                                          1,040        1,040
           (collateralized by $347 U.S. Treasury Bonds,
           11.25% , due 2/15/15: $540 U.S. Treasury Bills, due
           7/3/97; value including accrued interest $1,061)
     Nikko Securities Co. International, Inc. (a)                    3,100       3,100                       3,100        3,100
                                                                           ------------                            -------------
     Total Repurchase Agreements (Cost $4,140)                                   3,100                                    4,140

     Total Investments (Cost $241,936)                                         161,872                                  241,411
     Other Assets and Liabilities (net)                                          1,474                                   (5,152)
                                                                           ------------                            -------------
     Net Assets                                                               $163,346                                 $236,259
                                                                           ============                            =============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

See Notes to Pro Forma Combined Financial Statements.

Evergreen Intermediate Term Government Securities Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities
June 30, 1997

                                                                 Evergreen
                                                             Intermediate-Term       Virtus U.S
                                                                 Government          Government                         Pro Forma
                                                              Securities Fund     Securities Fund    Adjustments       Combined
                                                             -------------------------------------------------------   -----------
Assets
Investments at value (cost $241,936)                                 $ 79,539           $ 161,872                      $ 241,411
Interest receivable                                                     1,240               2,316                          3,556
Receivable for Fund shares sold                                             2                  67                             69
Due from investment adviser                                                 0                  59                             59
Prepaid expenses and other assets                                          15                   0                             15
                                                             -------------------------------------------------------   -----------
Total Assets                                                           80,796             164,314                        245,110

Liabilities
Dividends payable                                                           0                 795                            795
Payable for Fund shares redeemed                                        7,807                   8                          7,815
Distribution fee payable                                                    1                  26                             27
Due to related parties                                                     45                 138                            183
Accrued expenses and other liabilities                                     30                   1                             31
                                                             ---------------------------------------------------------------------
Total Liabilities                                                       7,883                 968                          8,851
                                                             ---------------------------------------------------------------------

Net Assets                                                           $ 72,913           $ 163,346                      $ 236,259
                                                             =====================================================================

Net assets are comprised of:
Paid-in capital                                                      $ 74,620           $ 181,459                      $ 256,079
Undistributed net investment income (accumulated
     distributions in excess of investment income)                         (5)                  0                             (5)
Accumulated net realized loss on investments                           (2,173)            (17,117)                       (19,290)
Net unrealized appreciation (depreciation) on investments                 471                (996)                          (525)
                                                             ---------------------------------------------------------------------
Net Assets                                                           $ 72,913           $ 163,346                      $ 236,259
                                                             =====================================================================

Class A Shares (Note 2)
Net Assets                                                           $    572           $ 106,929                      $ 107,501
Shares of Beneficial Interest Outstanding                                  57              10,831          (162)          10,726
Net Asset Value                                                      $  10.02           $    9.87                         $10.02
Maximum Offering Price (4.75%)                                       $  10.36                                             $10.36

Class B Shares
Net Assets                                                           $    742                                          $     742
Shares of Beneficial Interest Outstanding                                  74                                                 74
Net Asset Value                                                      $  10.02                                          $   10.02

Class C Shares
Net Assets                                                                $12                                                $12
Shares of Beneficial Interest Outstanding                                   1                                                  1
Net Asset Value                                                      $  10.02                                          $   10.02

Class Y Shares (Note 2)
Net Assets                                                           $ 71,588           $  56,417                      $ 128,005
Shares of Beneficial Interest Outstanding                               7,143               5,714           (86)          12,771
Net Asset Value                                                      $  10.02           $    9.87                      $   10.02

See Notes to Pro Forma Combining Financial Statements.

Evergreen Intermediate Term Government Securities Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Operations
Year ended June 30, 1997


                                                                 Evergreen
                                                             Intermediate-Term      Virtus U.S
                                                                 Government         Government                           Pro Forma
                                                              Securities Fund     Securities Fund      Adjustments       Combined
                                                            ------------------------------------------------------------------------
Investment Income:
Interest income                                                           $5,768            $13,726                         $19,494

Expenses:
Advisory fee                                                                 547              1,399          (280) a          1,666
Administrative services fees                                                  38                181          (103) b            116
Distribution fee                                                               9                286          (229) a             66
Transfer agent fee                                                            35                192           (67) c            160
Custodian fee                                                                 52                 62            44  b            158
Reports and notices to shareholders                                           13                 (1)           27  b             39
Registration and filing fees                                                  90                  9            (9) c             90
Professional fees                                                             17                 89           (85) c             21
Trustees' fees and expenses                                                    4                  4             4  b             12
Insurance expenses                                                             0                  5            (5) c              0
Organization expense                                                           1                  0                               1
Other                                                                         14                  1            27  b             42
Less:  Fee waivers and/or reimbursements                                     (74)              (126)          159               (41)
                                                            ------------------------------------------------------------------------
Total Expenses                                                               746              2,101          (517)            2,330
Less: Indirectly paid expense                                                 (1)                 0             0                (1)
                                                            ------------------------------------------------------------------------
Net expenses                                                                 745              2,101          (517)            2,329
                                                            ------------------------------------------------------------------------

Net investment income                                                      5,023             11,625           517            17,165

Net realized and unrealized gain (loss) on investments:
Net realized loss on investments                                             (16)            (3,800)                         (3,816)
Net change in unrealized appreciation
    (depreciation) on investments                                            220              1,324                           1,544
                                                            ------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       204             (2,476)                         (2,272)
                                                            ------------------------------------------------------------------------

Net increase in net assets resulting from operations                       5,227              9,149           517           $14,893
                                                            ========================================================================

a Reflects decrease based on fee schedule of the surviving fund.
b Reflects increase (decrease) based on the assets of the combined fund. c Reflects expected cost savings from combining the two funds.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Intermediate-Term Government Securities Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 1997

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements") reflect the accounts of Evergreen Intermediate-Term Government Securities Fund ("Evergreen") and Virtus U.S. Government Securities Fund ("Virtus") at June 30, 1997 and for the year then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Virtus. The Reorganization provides for the acquisition of all assets and liabilities of Virtus by Evergreen, in exchange for shares of Evergreen. Thereafter, there will be a distribution of such shares of Evergreen to shareholders of Virtus in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Virtus will become the owners of that number of full and fractional shares of Evergreen having an aggregate net asset value equal to the aggregate net asset value of their shares of Virtus as of the close of business immediately prior to the date that Virtus assets are exchanged for shares of Evergreen.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the year ended June 30, 1997 and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Virtus in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of shares of Evergreen Class A and Class Y which would have been issued at June 30, 1997 in connection with the proposed Reorganization. Shareholders of Virtus Investment Shares and Trust Shares would receive shares of Evergreen Class A and Class Y, respectively, based on a conversion ratio determined on June 30, 1997. The conversion ratio is calculated by dividing the net asset value of Virtus Investment Shares and Trust Shares by the net asset value per share of the shares of Evergreen Class A and Class Y, respectively.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of the Funds' gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The investment advisory and distribution fees have been charged to the combined Fund based on the fee schedule in effect for Evergreen at the combined level of average net assets for the year ended June 30, 1997

                          EVERGREEN FIXED INCOME TRUST


                                     PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust's Registration Statement on Form N-1A filed on October 8, 1997 - Registration No. 333-37433 ("Form N-1A
Registration Statement")

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Evergreen Fixed Income Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and By-Laws Articles II., III. and VIII.

6(a). Form of Investment Advisory Agreement between First Union National Bank and Evergreen Fixed Income Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b).           Form of Interim Investment Advisory Agreement.  Exhibit B
to Prospectus contained in Part A of this Registration Statement.

7(a).           Distribution Agreement between Evergreen Distributor, Inc.
and Evergreen Fixed Income Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Custody Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to Form N-1A Registration Statement.

10. Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.

14(a). Consent of KPMG Peat Marwick LLP. Filed herewith.


14(b). Consent of Deloitte & Touche LLP. Filed herewith.


15. Not applicable.


16. Powers of Attorney. Previously filed.

      17.                  Form of Proxy Card.  Filed herewith.



Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Columbus and State of Ohio, on the 30th day of December, 1997.

                                     EVERGREEN  FIXED INCOME TRUST

                                    By:      /s/  William J.  Tomko
                                             -----------------------
                                             Name:   William J. Tomko

                                             Title: President


         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 30th day of December, 1997.


Signatures                                                    Title
----------                                                    -----


/s/William J.  Tomko                                          President and
-------------------                                           Treasurer
 William J.  Tomko


/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.


/s/Gerald M. McDonnell*                                       Trustee
----------------------

Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                INDEX TO EXHIBITS

N-14
EXHIBIT NO.

11                Opinion and Consent of Sullivan & Worcester LLP
12                Tax Opinion and Consent of Sullivan & Worcester LLP
14(a)             Consent of KPMG Peat Marwick LLP
14(b)             Consent of Deloitte & Touche LLP
17                Form of Proxy
--------------------